UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COLD SPRING CAPITAL INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not applicable.
	(2)	Aggregate number of securities to which transaction applies: 0
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Calculated based on the transaction consideration of (i) a cash payment of $82,130,168.44, (ii) $5,000,000 in subordinated notes of Cold Spring, and (iii) $45,000,000 in convertible subordinated notes of Cold Spring.  The filing fee of $14,138 is equal to $107.00 per million of the maximum aggregate transaction value of $132,130,168.44.

	(4)	Proposed maximum aggregate value of transaction: $132,130,168.44
	(5)	Total fee paid: $14,138
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COLD SPRING CAPITAL INC.
51 Locust Avenue
Suite 302
New Canaan, Connecticut 06840

To the Stockholders of Cold Spring Capital Inc.:

ACQUISITION PROPOSAL—YOUR VOTE IS IMPORTANT

You are cordially invited to attend a special meeting in lieu of annual meeting of the stockholders of Cold Spring Capital Inc., or Cold Spring, relating to the proposed acquisition of Sedona Development Partners, LLC, or Sedona, by Cold Spring, the amendment of Cold Spring’s amended and restated certificate of incorporation to increase the authorized shares and the other matters described below. The special meeting will be held at [__]:00 a.m., local time, on [__________], 2007, at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts. This proxy statement is dated [__________], 2006, and is first being mailed to Cold Spring stockholders on or about [__________], 2006.

At this important meeting, you will be asked to consider and vote upon the following proposals:

•

to approve the acquisition of Sedona, an Arizona limited liability company, pursuant to the Securities Purchase Agreement, dated as of November 3, 2006, by and among Cold Spring, Sedona, Seven Canyons Investors, L.L.C., Cavan Management Services, L.L.C. and David V. Cavan, and the transactions contemplated by the Securities Purchase Agreement, whereby Cold Spring will purchase all of the outstanding securities held by the sole member of Sedona;

•

to approve an amendment to Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock of Cold Spring from 85,000,000 to 100,000,000, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 to 105,000,000;

•

to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals;

•

to elect one Class I director for a three-year term;

•

to approve the adoption of Cold Spring’s 2006 Stock Incentive Plan;

•

to approve the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan; and

•

to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The affirmative vote of a majority of the 20,000,000 shares of Cold Spring’s common stock issued in Cold Spring’s initial public offering that are voted at the meeting is required to approve the acquisition proposal. The affirmative vote of a majority of the outstanding shares of Cold Spring’s common stock is required to approve the amendment to Cold Spring’s amended and restated certificate of incorporation. The director is elected by a plurality vote, which means that the director receiving the most votes will be elected. The affirmative vote of a majority of the shares of Cold Spring’s common stock, present or represented by proxy at the special meeting and voting on the matters, is required to approve the adjournment of the special meeting, if necessary, the 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan.

In addition, each Cold Spring stockholder that holds shares of common stock issued in Cold Spring’s initial public offering, including any stockholder who purchased such shares following such offering in the open market, has the right to vote against the acquisition proposal and, at the same time, to demand that Cold Spring convert such stockholder’s shares into cash equal to a pro rata portion, or $5.37 per share plus interest (net of applicable taxes on the interest), of the trust account into which a substantial portion of the net proceeds of Cold Spring’s initial public offering were deposited. If the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, then Cold Spring will not be able to consummate the acquisition. Cold Spring’s initial stockholders, including all of Cold Spring’s directors and officers and their affiliates, who purchased shares of common stock prior to Cold Spring’s initial public offering (such persons own an aggregate of approximately 20% of the outstanding shares of Cold Spring common stock), have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other Cold Spring stockholders on the acquisition proposal. Although the initial stockholders of Cold Spring, including all of its directors and officers and their affiliates, are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders has acquired any shares in or subsequent to the initial public offering.

Cold Spring’s shares of common stock, warrants and units are listed on the American Stock Exchange under the symbols CDS, CDS.W and CDS.U, respectively.

Enclosed are a notice of special meeting in lieu of annual meeting and proxy statement containing detailed information concerning the acquisition, the charter amendment and the other matters to be voted upon at the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. I look forward to seeing you at the meeting.

Sincerely,

Richard A. Stratton
Chairman of the Board, Chief
Executive Officer and Secretary

Your vote is important. Whether or not you plan to attend the special meeting, to ensure that your shares are represented at the special meeting, we encourage you to submit your proxy as soon as possible. Please take time to submit your proxy by following the instructions presented in this proxy statement.

See the section entitled “Risk Factors” beginning on page 13 for a discussion of various factors that you should consider in connection with the acquisition of Sedona.

This proxy statement incorporates important business and financial information about Cold Spring Capital Inc. that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Joseph S. Weingarten
President
Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840
(203) 972-0888

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is [__________], 2007.

COLD SPRING CAPITAL INC.
51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on [__________], 2007

To the stockholders of Cold Spring Capital Inc.:

You are cordially invited to a special meeting in lieu of annual meeting of stockholders, including any adjournments or postponements thereof, of Cold Spring Capital Inc., a Delaware corporation, which will be held at [__]:00 a.m., local time, on [__________], 2007, at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston Massachusetts, for the following purposes:

1.

to approve the acquisition of Sedona Development Partners, LLC, or Sedona, an Arizona limited liability company, pursuant to the Securities Purchase Agreement, dated as of November 3, 2006, by and among Cold Spring, Sedona, Seven Canyons Investors, L.L.C., Cavan Management Services, L.L.C. and David V. Cavan, and the transactions contemplated by the Securities Purchase Agreement, whereby Cold Spring will purchase all of the outstanding securities held by the sole member of Sedona;

2.

to approve an amendment to Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock of Cold Spring from 85,000,000 to 100,000,000, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 to 105,000,000;

3.

to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals;

4.

to elect one Class I director for a three-year term;

5.

to approve the adoption of Cold Spring’s 2006 Stock Incentive Plan;

6.

to approve the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan; and

7.

to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on [__________], 2006 as the date for which Cold Spring stockholders are entitled to receive notice of, and to vote at, the Cold Spring special meeting and any adjournments or postponements thereof. Only the holders of record of Cold Spring common stock on that date are entitled to have their votes counted at the Cold Spring special meeting and any adjournments or postponements thereof.

The board of directors of Cold Spring recommends that you vote “FOR” all six proposals described above.

Cold Spring will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by Cold Spring’s board of directors.

Your vote is important. Whether or not you plan to attend the special meeting, to ensure that your shares are represented at the special meeting, we encourage you to submit your proxy as soon as possible by telephone, Internet or mail in the enclosed postage-paid envelope. Any executed but unmarked proxy cards will be voted FOR approval of each of the six proposals described above. Returning your proxy does not deprive you of your right to attend the special meeting and to vote your shares in person. You may revoke your proxy in the manner described in this proxy statement at any time before it has been voted at the special meeting.

By Order of the Board of Directors,

Richard A. Stratton
Chairman of the Board, Chief
Executive Officer and Secretary

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING	I
SUMMARY	1
SELECTED HISTORICAL FINANCIAL INFORMATION	7
SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION	9
COMPARATIVE PER SHARE INFORMATION	11
PER SHARE MARKET PRICE INFORMATION AND DIVIDENDS	12
RISK FACTORS	13
FORWARD-LOOKING STATEMENTS	23
THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING	24
PROPOSAL NO. 1—THE ACQUISITION	29
SECURITIES PURCHASE AGREEMENT	40
PROPOSAL NO. 2—AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	53
PROPOSAL NO. 3—POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING	54
INFORMATION ABOUT SEDONA	55
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SEDONA	60
INFORMATION ABOUT COLD SPRING	74
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF COLD SPRING	78
PROPOSAL NO. 4—ELECTION OF CLASS I DIRECTOR	81
PROPOSAL NO. 5—APPROVAL OF THE 2006 STOCK INCENTIVE PLAN	84
PROPOSAL NO. 6—APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN	87
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	90
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	91
MANAGEMENT OF COLD SPRING FOLLOWING THE ACQUISITION	100
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	102
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS	104
COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS	109
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	111
STOCK PERFORMANCE GRAPH	115
DESCRIPTION OF SECURITIES	116
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	120
EXPERTS	120
WHERE YOU CAN FIND MORE INFORMATION	120
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEX A—SECURITIES PURCHASE AGREEMENT	A-1
ANNEX B—OPINION OF KRAMER CAPITAL PARTNERS, LLC, FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS OF COLD SPRING	B-1
ANNEX C—FORM OF COLD SPRING 2006 STOCK INCENTIVE PLAN	C-1
ANNEX D—FORM OF COLD SPRING 2006 EMPLOYEE STOCK PURCHASE PLAN	D-1
ANNEX E—AUDIT COMMITTEE CHARTER	E-1

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
AND THE SPECIAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting and the proposed acquisition, the proposed amendment to our amended and restated certificate of incorporation and the other matters to be voted upon at the special meeting. These questions and answers may not address all of the information that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and in the documents referred to in this proxy statement.

Q:

What is being voted on?

A:

There are six proposals on which you are being asked to vote.

The first proposal is to approve the acquisition of Sedona pursuant to a securities purchase agreement whereby Cold Spring will purchase all of the outstanding membership interests of Sedona, which are held by Seven Canyons Investors, L.L.C., the sole member of Sedona. We refer to this proposal as the acquisition proposal. The second proposal, assuming that the acquisition proposal is approved, is to approve an amendment to Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock of Cold Spring from 85,000,000 to 100,000,000, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 to 105,000,000. We refer to this proposal as the charter amendment proposal.

In addition, you are being asked to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals described above, elect one Class I director for a three-year term, approve the adoption of Cold Spring’s 2006 Stock Incentive Plan and approve the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan.

Q:

Why is Cold Spring proposing the acquisition?

A:

Cold Spring is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses, portfolios of financial assets or real estate assets that it expects to generate financial assets. Sedona is a specialty real estate development company. Sedona is the developer of Seven Canyons, an exclusive private residence club offering fractional ownership interests in high-end villas, together with golf memberships in an on-site private golf club, home site lots, and an extensive amenity package. Cold Spring believes that Sedona is an attractive acquisition opportunity.

Q:

Why is Cold Spring proposing the charter amendment?

A:

The amendment to Cold Spring’s amended and restated certificate of incorporation authorizing additional shares of common stock is necessary for Cold Spring to have enough authorized common stock for issuance under its employee benefit plans and to have the flexibility to meet business needs and take advantage of opportunities as they arise, including the possible future acquisitions of other businesses. In connection with the acquisition, Cold Spring will be issuing a $45 million note to the seller that will be convertible into 7,000,000 shares of Cold Spring’s common stock.

Q:

What vote is required in order to approve the acquisition proposal?

A:

The approval of the acquisition of Sedona will require the affirmative vote of a majority of the 20,000,000 shares of Cold Spring’s common stock issued in Cold Spring’s initial public offering that are voted at the meeting.

In addition, each Cold Spring stockholder that holds shares of common stock issued in Cold Spring’s initial public offering, including shares purchased following such offering in the open market, has the right to vote against the acquisition proposal and, at the same time, to demand that Cold Spring convert such stockholder’s shares into cash equal to a pro rata portion, or $5.37 per share plus interest (net of applicable taxes on the interest), of the trust account in which a substantial portion of the net proceeds of Cold Spring’s initial public offering were deposited. If the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s

I

initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, then Cold Spring will not be able to consummate the acquisition and will be required to liquidate as provided in its amended and restated certificate of incorporation. Cold Spring’s initial stockholders, including all of its directors and officers and their affiliates, who purchased shares of common stock prior to Cold Spring’s initial public offering have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other Cold Spring stockholders on the acquisition proposal. Such persons presently own an aggregate of approximately 20% of the outstanding shares of Cold Spring’s common stock. Although the initial stockholders of Cold Spring, including all of its directors and officers and their affiliates, are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders has acquired any shares in or subsequent to the initial public offering.

Q:

What vote is required in order to approve the charter amendment and other proposals?

A:

The affirmative vote of a majority of the outstanding shares of Cold Spring’s common stock is required to approve the amendment to Cold Spring’s amended and restated certificate of incorporation. The director is elected by a plurality vote, which means that the director receiving the most votes will be elected. The affirmative vote of a majority of the shares of Cold Spring’s common stock, present or represented by proxy at the special meeting and voting on the matters, is required to adjourn the special meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of the acquisition proposal and the charter amendment.

Q:

What will I receive in connection with the acquisition?

A:

Holders of Cold Spring securities will continue to hold the Cold Spring securities they currently own, and will not receive any of the cash paid or notes issued in connection with the acquisition (except to the extent that the holders of public shares exercise conversion rights as described below). Cold Spring is simply acquiring all of the outstanding securities of Sedona, as a result of which Sedona will become a wholly owned subsidiary of Cold Spring. Seven Canyons Investors, L.L.C., as the sole member of Sedona, will receive all of the cash being paid and the Cold Spring notes being issued in the acquisition.

Q:

How is Cold Spring paying for the acquisition?

A:

Cold Spring will use the proceeds from its initial public offering to finance the cash to be paid in the acquisition. In addition, Cold Spring will pay the balance of the purchase price through the issuance to the owner of Sedona a $5.0 million three-year, subordinated note and a $45.0 million four-year convertible subordinated note, which will be convertible into 7,000,000 shares of Cold Spring common stock.

Q:

Do I have conversion rights in connection with the acquisition?

A:

If you hold shares of common stock issued in Cold Spring’s initial public offering, then you have the right to vote against the acquisition proposal and to demand that Cold Spring convert your shares of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Cold Spring’s initial public offering is held if the acquisition is consummated, plus interest (net of applicable taxes on the interest). These rights to vote against the acquisition and to demand conversion of the shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights. Warrants to purchase Cold Spring common stock have no conversion rights.

Q:

If I have conversion rights, how do I exercise them?

A:

If you wish to exercise your conversion rights, you must both vote against the acquisition and, at the same time, demand that Cold Spring convert your shares into cash. If, notwithstanding your vote, the acquisition is completed, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of Cold Spring’s initial public offering is held, including any interest earned thereon through the date of the special meeting (net of applicable taxes on the interest). Without taking into account any interest accrued, you will be entitled to convert each share of common stock that you hold into approximately $5.37, or $0.63 less than the per-unit offering price of $6.00 for which units were purchased in the initial public offering.

II

If you exercise your conversion rights, then you will be exchanging your shares of Cold Spring common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Cold Spring. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units.

Q:

What happens to the funds deposited in the trust account after completion of the acquisition?

A:

Upon completion of the acquisition, any funds remaining in the trust account after payment of amounts, if any, to stockholders requesting and exercising their conversion rights, will be used to fund the acquisition, to pay expenses and for working capital purposes (excluding $2,400,000 held in the trust account, which represents a portion of the underwriters’ discount and will be paid to the underwriters upon completion of the acquisition).

Q:

Who will manage Cold Spring upon completion of the acquisition of Sedona?

A:

Upon completion of the acquisition, Cold Spring will be managed by the following persons: (i) Richard A Stratton, as Chairman of the Board of Directors, Chief Executive Officer and Secretary, (ii) Joseph S. Weingarten, as President, (iii) David R. Epstein, as Chief Financial Officer, (iv) Tracy A. Gaylord, as Vice President and (v) Thomas A. Perrott, as Vice President. In addition, at the closing of the acquisition, Sedona will enter into a new management services agreement with Cavan Management Services, L.L.C., the current manager at Seven Canyons, pursuant to which Cavan Management Services will provide operational management services at Seven Canyons.

Assuming the election of Robert M. Chefitz at the special meeting, the current board of directors of Cold Spring will continue as the board of directors immediately after the acquisition, and will consist of Richard A. Stratton (Chairman), Evan E. Binder, Robert M. Chefitz, I. Trevor Rozowsky and Joseph S. Weingarten.

Q:

What happens if the acquisition is not consummated?

A:

If the acquisition is not consummated by May 16, 2007, Cold Spring will be required to liquidate as provided in its amended and restated certificate of incorporation. In a liquidation, the net proceeds of Cold Spring’s initial public offering held in the trust account, plus any interest earned thereon (net of applicable taxes on the interest), will be distributed pro rata to the holders of shares of Cold Spring’s common stock that were issued in the initial public offering.

Q:

When do you expect the acquisition to be completed?

A:

It is currently anticipated that the acquisition will be completed promptly following the special meeting of stockholders.

Q:

If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?

A:

Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at the special meeting.

Q:

What will happen if I abstain from voting or fail to vote?

A:

An abstention or failure to vote will have no effect on the acquisition proposal, the proposal to adjourn the special meeting, if necessary, the election of the Class I director, the proposal to approve the 2006 Stock Incentive Plan or the proposal to approve the 2006 Employee Stock Purchase Plan. In addition, an abstention or failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Cold Spring’s initial public offering are held, unless an affirmative election to convert such shares of common stock is made on the proxy card. An abstention or failure to vote on the charter amendment proposal, however, will have the same effect as a vote against that proposal.

III

Q:

What do I do if I want to change my vote?

A:

If you wish to change your vote, please send a later-dated, signed proxy card to Richard A. Stratton at Cold Spring’s corporate headquarters prior to the date of the special meeting, enter a new vote by telephone or Internet or attend the special meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Richard A. Stratton at the address of Cold Spring’s corporate headquarters.

Q:

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:

Brokers cannot vote your Cold Spring shares on the acquisition proposal or the proposal to adjourn the special meeting, if necessary, or on the proposals regarding the adoption of Cold Spring’s 2006 Stock Incentive Plan or 2006 Employee Purchase Plan. Therefore, it is important that you follow the directions provided by your broker for how to instruct your broker to vote your shares. If you do not provide instructions to your broker about how to vote your shares on these proposals, your shares will be treated as “broker non-votes” with respect to these proposals. Even if you do not give your broker instruction as to how to vote on the other proposals, your broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

Q:

How can other members of my household who are also stockholders receive separate copies of the proxy statement?

A:

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to your household, even though there may be multiple stockholders in your household. Cold Spring will promptly deliver a separate copy of either document to you if you contact Cold Spring at the addresses or telephone numbers listed below. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the below address or telephone number.

Q:

Who can help answer my questions?

A:

If you have questions about the acquisition or any other matters to be voted upon at the special meeting, you may write or call Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840, (203) 972-0888, Attention: Joseph S. Weingarten, President, or Richard A. Stratton, Chief Executive Officer.

IV

SUMMARY

This discussion summarizes the material items of the acquisition proposal, the charter amendment proposal and the other proposals being presented at the special meeting, which are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See “Where You Can Find More Information.”

Sedona

Sedona is a leading specialty real estate development and operating company that owns and operates The Club at Seven Canyons, a high-end, private residence club. Located in Sedona, Arizona, the club offers unique amenities. Sedona sells 1/10th fractional ownership interests in high-end villas, together with memberships in an on-site private golf club, and homesite lots to customers who seek a high quality private residence setting for a second home and vacation destination. In the future, Sedona may also sell whole unit condominiums at the Seven Canyons Club. Seven Canyons, located on over 200 acres, currently features a Tom Weiskopf championship golf course and a practice park, a temporary clubhouse and restaurant, villas and homesites. Future development at the Seven Canyons Club is expected to include a Club Village, which will house the permanent clubhouse, retail shops, an upscale restaurant and eateries, a full-scale wellness center and spa and golf casitas, as well as additional villas and whole ownership condominiums. In addition, Sedona may, in the future, decide to offer financing to purchasers of fractional interests, homesites, condominiums and other property interests and thus generate interest income.

The principal executive office of Sedona is located at 15333 North Pima Road, Suite 305, Scottsdale, Arizona 85260, telephone number: (480) 627-7000. The principal executive office of Cold Spring Capital Inc. is located at 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840, telephone number: (203) 972-0888.

The Acquisition (page 29)

The securities purchase agreement provides for the acquisition by Cold Spring of all of the outstanding membership interests of Sedona. The securities purchase agreement was executed on November 3, 2006. Upon completion of the acquisition, Sedona will be our wholly-owned subsidiary and the business and assets of Sedona will be our only operations.

In the acquisition of Sedona, all of the outstanding interests of Sedona will be purchased by Cold Spring for a cash payment of approximately $82.1 million and the issuance of $5,000,000 in subordinated notes of Cold Spring and $45,000,000 in convertible subordinated notes of Cold Spring. The cash portion of the acquisition will be paid from the proceeds raised in Cold Spring’s initial public offering that are currently held in the trust account.

It is expected that the acquisition will be consummated promptly after the special meeting, provided that:

•

Cold Spring’s stockholders have approved the acquisition proposal;

•

holders of less than 20% of the shares of common stock issued in Cold Spring’s initial public offering vote against the acquisition proposal and demand conversion of their shares into cash; and

•

the other conditions to closing specified in the securities purchase agreement have been satisfied or waived.

Notwithstanding the foregoing, the acquisition must close on or before May 16, 2007.

The securities purchase agreement with Sedona is included as Annex A to this proxy statement. We encourage you to read the securities purchase agreement and the exhibits to the agreement in their entirety.

Charter Amendment (page 53)

The Cold Spring board of directors believes that authorizing additional shares of common stock (and a related increase in our total authorized shares) is required to enable Cold Spring to have sufficient shares of common stock to be issued upon the exercise of options, warrants and other exchangeable or convertible securities whether currently outstanding or issued in the future. The Cold Spring board also believes that authorizing additional shares of common stock will provide Cold Spring with the flexibility it needs to take advantage of opportunities as they arise. The proposed increase in the number of authorized shares of common stock would result in additional shares being available for stock dividends, stock issuances for other corporate purposes, such as acquisitions of businesses or assets, increases in shares reserved for issuance pursuant to employee benefit plans, and sales of stock or convertible securities for capital raising purposes. Cold Spring currently has no specific plans, arrangements or understandings with respect to the issuance of these additional shares. The approval of the charter amendment is not a condition to the consummation of the acquisition.

Special Meeting of Cold Spring’s Stockholders (page 24)

The special meeting in lieu of annual meeting of the stockholders of Cold Spring will be held at [____] a.m., local time, on [____________] [__], 2007, at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts to vote on the proposals to approve the acquisition, the charter amendment and the other proposals described in this proxy statement.

Approval of the Owner of Sedona (page 29)

The sole member of Sedona has approved the acquisition by virtue of its execution of the securities purchase agreement. No further approval of the owner of Sedona is required.

Voting Power; Record Date (page 24)

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Cold Spring common stock as of the close of business on [____________] [__], 2006, which is the record date for the special meeting. You will have one vote for each share of Cold Spring common stock you owned at the close of business on the record date. Cold Spring warrants do not have voting rights.

Vote Required to Approve the Acquisition Proposal (page 38)

The approval of the acquisition of Sedona pursuant to the securities purchase agreement will require the affirmative vote of a majority of the shares of Cold Spring’s common stock issued in its initial public offering that are voted at the meeting. However, Cold Spring will not be able to complete the acquisition if the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s initial public offering, an amount equal to 20% or more of such shares, vote against the acquisition and demand that Cold Spring convert their shares into a pro rata portion of the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount) in which a substantial portion of the net proceeds of Cold Spring’s initial public offering are held.

At the close of business on [____________] [__], 2006, there were 25,000,000 shares of Cold Spring common stock outstanding, of which 20,000,000 were issued in Cold Spring’s initial public offering.

Vote Required to Approve the Charter Amendment and Other Proposals (page 26)

The approval of the charter amendment proposal will require the affirmative vote of a majority of the outstanding shares of Cold Spring’s common stock. The director is elected by a plurality vote, which means that the director receiving the most votes will be elected. The affirmative vote of a majority of the shares of Cold Spring’s common stock, present or represented by proxy at the special meeting and voting on the matters, is required to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the acquisition proposal and the charter amendment, the 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan.

Conversion Rights (page 27)

Pursuant to Cold Spring’s amended and restated certificate of incorporation, a holder of shares of Cold Spring’s common stock issued in the initial public offering may, if the stockholder votes against the acquisition, demand that Cold Spring convert such shares into cash. This demand must be made on the proxy card at the same time that the stockholder votes against the acquisition proposal. If properly demanded, Cold Spring will convert each share of common stock as to which such demand has been made into a pro rata portion of the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount) in which a substantial portion of the net proceeds of Cold Spring’s initial public offering are held, plus all interest earned thereon (net of applicable taxes on the interest). If you exercise your conversion rights, then you will be exchanging your shares of Cold Spring common stock for cash upon closing of the acquisition and will no longer own these shares. You will, however, continue to own any warrants held by you. Based on the amount of cash held in the trust account as of the date hereof, without taking into account any interest accrued, you will be entitled to convert each share of common stock that you hold into approximately $5.37, or $0.63 less than the per-unit offering price of $6.00 for which you purchased units in the initial public offering. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Cold Spring. If the acquisition is not completed, then Cold Spring will be required to liquidate as provided in its amended and restated certificate of incorporation.

In addition to the satisfaction or waiver of other closing conditions, the acquisition will not be completed if the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s initial public offering, an amount equal to 20% or more of such shares, exercise their conversion rights.

Appraisal or Dissenters Rights (page 38)

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of Cold Spring in connection with the acquisition proposal or any other proposal being submitted at the special meeting.

Stock Ownership (page 28)

Cold Spring’s initial stockholders, including all of its directors and officers and their affiliates who purchased shares of common stock prior to Cold Spring’s initial public offering, own an aggregate of approximately 20% of the outstanding shares of Cold Spring common stock as of the date hereof. All of such shares were issued prior to the initial public offering. Such initial stockholders have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other Cold Spring stockholders on the acquisition proposal. Although the initial stockholders of Cold Spring are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders has acquired any shares in or subsequent to the initial public offering.

Cold Spring’s Board of Directors’ Recommendation (page 39)

After careful consideration, Cold Spring’s board of directors has determined unanimously that the acquisition proposal is fair to, and in the best interests of, Cold Spring and its stockholders. In reaching its decision with respect to the acquisition, the board considered the opinion of Kramer Capital Partners, LLC, or Kramer Capital, that, as of the date of its opinion (October 30, 2006), and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as Kramer Capital considered relevant, the consideration to be provided by Cold Spring in connection with the acquisition is fair to Cold Spring from a financial point of view and the aggregate fair market value of Sedona is equal to at least 80% of Cold Spring’s net assets (excluding amounts held in the trust account representing a portion of the underwriters’ discount in connection with Cold Spring’s initial public offering). Accordingly, Cold Spring’s board has unanimously approved and declared advisable the acquisition and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the acquisition proposal.

Interests of Cold Spring Directors and Officers in the Acquisition (page 30)

When you consider the recommendation of Cold Spring’s board of directors that you vote in favor of adoption of the acquisition proposal and the charter amendment, you should keep in mind that certain of Cold Spring’s directors and officers have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things, the requirement that if the acquisition is not approved and consummated on or before May 16, 2007, Cold Spring will be required to liquidate as provided in its amended and restated certificate of incorporation, and the shares of common stock and warrants held by Cold Spring’s executives and directors may be worthless because Cold Spring’s executives and directors are not entitled to receive any of the net proceeds of Cold Spring’s initial public offering that are held in the trust account and will be distributed upon liquidation of Cold Spring.

In addition, two companies that Mr. Stratton is affiliated with have made loans to Sedona. Resort Finance LLC, or RFL, had outstanding loans to Sedona in the aggregate principal amount of $19.3 million as of October 31, 2006. The loans are repaid as Sedona sells property based on negotiated release prices, and matures on May 20, 2008. An entity in which Mr. Stratton owns a controlling interest owns 40% of RFL. Developer Finance Corporation, or DFC, had outstanding loans to Sedona in the aggregate principal amount of $3.0 million as of October 31, 2006. The DFC loan matures on July 26, 2007. Mr. Stratton is chairman and the controlling stockholder of DFC.

Interests of Directors and Officers of Sedona in the Acquisition (page 31)

You should understand that some of the current managers and officers of Sedona have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among others, that upon consummation of the acquisition, Cold Spring will enter into a management services agreement with Cavan Management Services, of which Mr. Cavan is Chairman and in which he has a controlling interest, and Sedona will enter into a brokerage agreement with Cavan Realty, Inc., in which Mr. Cavan has a controlling interest.

Pursuant to, and subject to the terms of, the management services agreement, Cavan Management Services shall be the exclusive manager of the Seven Canyons Resort and shall provide services to homeowners’ associations on behalf of Sedona. The management services agreement will have a term of ten years and Cold Spring will pay Cavan Management Services a base monthly management fee of $25,000 as well as an additional monthly fee equal to 2.5% of the Club’s preceding month’s gross revenues, which do not include revenues received from sales of fractional interests, villas, lots, condominiums and golf memberships or certain other exclusions. Cold Spring will be responsible for all costs and expenses incurred by Cavan Management Services in connection with the management services agreement, so long as such costs and expenses are in accordance with a budget that will be determined by Cold Spring. Each party has agreed to indemnify the other for certain liabilities in connection with the management services agreement. Cold Spring may terminate the management services agreement at its option (i) upon payment to Cavan Management Services of a termination fee, which will be $1,000,000 during the first three years, decreasing by $100,000 on the third anniversary of the agreement and by an additional $100,000 on each anniversary thereafter or (ii) if, on or before the third anniversary, David V. Cavan ceases for any reason, including death or disability, to be actively involved in the day-to-day operations of Cavan Management Services, upon payment to Cavan Management Services of $500,000. In addition, Cavan Management Services may terminate the agreement at any time after the third anniversary of the agreement upon 180 days prior written notice. The management agreement is also subject to termination upon the bankruptcy of one of the parties, uncured breaches and other events.

Pursuant to the brokerage agreement, Cavan Realty, Inc. shall be the exclusive broker for the sale of fractional interests in villas, lots and golf memberships at the Seven Canyons Resort for a term of three years. In connection with each sale in which Cavan Realty, Inc. has acted as broker, Sedona will pay to Cavan Realty, Inc. a commission equal to (i) 9% for sales of fractional interest, (ii) 9% for sales of lots and (iii) 10% golf membership sales. Cavan Realty, Inc. shall be responsible for all co-brokerage commission, sales staff fees and commissions and the like. Cold Spring may terminate the brokerage agreement, upon 90 days written notice, at any time after the one year anniversary of the brokerage agreement.

In addition, Cavan Management Services and certain affiliates of Cavan Management Services have advanced approximately $7.3 million to Sedona or Sedona’s wholly-owned subsidiaries that remained outstanding as of June 30, 2006, under a series of loans with varying interest rates. Sedona or its subsidiaries, as applicable, will be required to repay this amount on the date 18 months after the closing of the acquisition, with monthly interest payments at the rate of 8% per annum of outstanding principal.

Conditions to the Completion of the Acquisition (page 47)

The obligations of Cold Spring and the owner of Sedona to complete the acquisition are subject to the satisfaction or waiver of specified conditions before completion of the acquisition, including the following:

Conditions to Cold Spring’s and Sedona’s obligations:

•

receipt of Cold Spring stockholder approval, including the holders of less than 20% of the shares issued in Cold Spring’s initial public offering shall have exercise their conversion rights; and

•

no governmental entity, court or any other person shall have commenced or threatened to commence any action challenging the acquisition.

Conditions to Cold Spring’s obligations:

The obligation of Cold Spring to complete the acquisition is further subject to the following conditions, among others:

•

the representations and warranties made by the owner of Sedona must be true and accurate in all respects on and as of the closing date of the acquisition, except representations and warranties that address matters as of another date, which must be true and correct as of such other date, provided that this condition shall be deemed not to have been satisfied only if the failure of such representations or warranties to be true has a material adverse effect (other than representations and warranties related to the capitalization of Sedona, which shall be true and correct in all respects), and Cold Spring must have received a certificate from Sedona’s owner to that effect;

•

Sedona and the owner of Sedona must have performed in all material respects all obligations required to be performed by them under the terms of the securities purchase agreement and Cold Spring must have received an officer’s certificate from Sedona to that effect;

•

there must be no default under any of Sedona’s borrowing agreements;

•

construction shall have been substantially completed on at least 10 villa units in Sedona’s Parcel A development and there must be at least 100 fractional interests in Parcel A available for immediate sale or under a sales contract that has not yet closed;

•

Sedona must have obtained a policy of title insurance on Sedona’s real property in form and substance reasonably acceptable to Cold Spring;

•

Cavan Management Services, L.L.C. and Cold Spring shall have entered into the management services agreement; and

•

there must not have occurred since December 31, 2005 any material adverse effect on Sedona.

Conditions to the obligations of Sedona and the owners of Sedona:

The obligations of Sedona and the owners of Sedona to effect the acquisition are further subject to the following conditions, among others:

•

Cold Spring’s representations and warranties must be true and correct in all material respects on and as of the closing date of the acquisition, except representations and warranties that address matters as of another date, which must be true and correct as of such other date, and Sedona and the owner of Sedona must have received an officer’s certificate from Cold Spring to that effect;

•

Cavan Management Services, L.L.C. and Cold Spring shall have entered into the management services agreement; and

•

Cold Spring must have performed in all material respects all obligations required to be performed by it under the securities purchase agreement and Sedona and the owner of Sedona must have received an officer’s certificate from Cold Spring to that effect.

Termination, Amendment and Waiver of the Securities Purchase Agreement (page 49)

The securities purchase agreement may be terminated at any time prior to the completion of the acquisition, whether before or after receipt of the Cold Spring stockholder approval, by mutual written consent of Cold Spring and Sedona.

In addition, either Cold Spring or Sedona may terminate the securities purchase agreement if:

•

the acquisition is not consummated on or before May 16, 2007;

•

Cold Spring’s stockholders do not approve the acquisition;

•

by either party if the other party has breached any of its covenants or representations and warranties in any material respect and such breach is not cured within 30 days after receipt of notice of that breach; or

•

by either party if the representations or warranties of the other party such that the related condition to closing would not be satisfied, and such breach is not cured within 30 days after receipt of notice of that breach.

If permitted under applicable law, either Cold Spring or the owner of Sedona may waive conditions for their own respective benefit and consummate the acquisition even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the acquisition will occur.

Regulatory Matters (page 38)

Cold Spring does not believe that the acquisition and the transactions contemplated by the securities purchase agreement are subject to any material federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

SELECTED HISTORICAL FINANCIAL INFORMATION

We are providing the following selected financial information to assist in your analysis of the acquisition. Sedona’s consolidated balance sheet data as of December 31, 2003, 2004 and 2005, and the consolidated statements of operations data for the years then ended, are derived from Sedona’s consolidated financial statements audited by Goldstein Golub Kessler, LLP, an independent registered public accounting firm, and from the unaudited financial statements as of and for the six-month periods ended June 30, 2005 and 2006. Sedona’s consolidated audited financial statements as of and for the years ended December 31, 2003, 2004 and 2005 and unaudited consolidated financial statements for the six-month periods ended June 30, 2005 and 2006 are included elsewhere in this proxy statement.

The Cold Spring historical financial data as of December 31, 2005 and for the period from May 26, 2005 (date of inception) through December 31, 2005 are derived from Cold Spring’s financial statements audited by Goldstein Golub Kessler LLP, independent registered public accountants, included elsewhere in this proxy statement, and from unaudited financial statements as of and for the six-month period ended June 30, 2006.

The selected financial information of Sedona and Cold Spring presented below is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement may not be indicative of the future performance of Sedona, Cold Spring or the combined company resulting from the acquisition.

Sedona’s Selected Historical Consolidated Financial Data
(in thousands)

	Years Ended December 31,			Six Months Ended June 30,
	2005	2004	2003	2006	2005
				(unaudited)
Consolidated Statements of Operations Data:
Total Revenues	$11,211	$16,232	$6,418	$2,940	$927
Costs and Expenses	22,221	16,028	9,244	10,446	7,853

Net Operating Income (Loss) before Other Income and Expenses	(11,010)	204	(2,826)	(7,506)	(6,926)

Other Income and Expenses	(6,965)	(5,050)	(4,381)	(2,958)	(3,349)

Net Loss before cumulative effect of a change in accounting principle	(17,975)	(4,846)	(7,207)	(10,464)	(10,275)

Cumulative effect on prior year of accounting change	0	0	0	785	0

Net Loss	$(17,975)	$(4,846)	$(7,207)	$(9,679)	$(10,275)

	As of December 31,		As of June 30,
	2005	2004	2006
			(unaudited)
Consolidated Balance Sheet Data:
Cash and cash equivalents	$2,749	$1,027	$469
Other current assets	1,556	3,050	2,286
Land and development costs	26,369	15,133	43,689
Property, buildings and equipment	47,146	45,348	47,433
Other assets	5,656	19,157	7,708
Total assets	83,476	83,715	101,585
Current liabilities	48,555	23,697	60,075
Total long-term liabilities, net of current maturities	61,398	68,520	77,666
Total liabilities	109,953	92,217	137,741
Members’ deficit	$(26,477)	$(8,502)	$(36,156)

Cold Spring’s Selected Historical Financial Information
(in thousands, except per share data)

	For the Period From May 26, 2005 (inception) to December 31, 2005	Six Months Ended June 30, 2006
		(unaudited)
Revenue	$—	$—
Interest income	$501	$1,980
Net income	$132	$702
Net income per share – Basic	$0.01	$.03

	As of December 31,	As of June 30,
	2005	2006
		(unaudited)
Total asset (including U.S. government securities deposited Trust account)	$113,302	$114,950
Common stock subject to possible conversion	$21,474	$21,474
Stockholders’ equity	$88,650	$89,352

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The summary unaudited condensed consolidated pro forma balance sheet at June 30, 2006 and the statement of operations for the periods ended June 30, 2006 and December 31, 2005 combine (i) the historical balance sheets of Sedona and Cold Spring as of June 30, 2006, giving effect to the acquisition of Sedona by Cold Spring as if it had occurred on June 30, 2006, and (ii) the historical statements of operations of Sedona and Cold Spring for the periods from January 1, 2006 to June 30, 2006, and of Sedona for the year ended December 31, 2005 and Cold Spring from May 26, 2005 (inception) to December 31, 2005, giving effect to the acquisition of Sedona by Cold Spring as if it had occurred on January 1, 2005. The summary unaudited condensed consolidated pro forma financial information has been prepared using two different assumptions as to whether Cold Spring’s stockholders exercise their conversion rights, as follows:

•

Assuming No Exercise of Conversion Rights: this presentation assumes that no Cold Spring stockholders exercise their conversion rights in connection with the acquisition of Sedona; and

•

Assuming Maximum Exercise of Conversion Rights: this presentation assumes that the holders of 19.99% of the shares of Cold Spring Common Stock issued in the initial public offering exercise their conversion rights in connection with the acquisition of Sedona.

The following selected unaudited pro forma condensed consolidated financial information is intended to provide you with a picture of what our business might have looked like had the acquisition been completed on or as of June 30, 2006. The consolidated financial information may have been different had the acquisition actually been completed on or as of that date. You should not rely on the selected unaudited pro forma condensed consolidated financial information as being indicative of the historical results that would have occurred had the acquisition occurred or the future results that may be achieved after the acquisition. The following selected unaudited pro forma condensed consolidated financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes thereto starting on page 91.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	As of June 30, 2006
	Assuming No Conversions(1)	Assuming Maximum Conversions(2)

Current assets	$32,174,690	$10,159,423
Non-current assets	268,116,168	268,116,168
Current liabilities	61,257,584	61,257,584
Non-current liabilities	127,666,000	127,666,000
Stockholders’ equity	$111,367,274	$89,352,007

Unaudited Pro Forma Condensed Combined Statement of Operations

	At December 31, 2005		At June 30, 2006
	Assuming No Conversions(1)	Assuming Maximum Conversions(2)	Assuming No Conversions(1)	Assuming Maximum Conversions(2)

Revenues	$11,211,000	$11,211,000	$2,940,000	$2,940,000
Costs and Expenses	22,497,813	22,497,813	11,259,671	11,259,671
Net Operating Loss before other income and expenses	(11,286,813)	(11,286,813)	(8,319,671)	(8,319,671)
Other (Income) and Expenses	9,207,634	9,332,452	4,270,763	4,686,755
Net Income before cumulative effect of change on accounting principle	(20,494,447)	(20,619,265)	(12,590,434)	(13,006,426)
Cumulative effect on prior years accounting change	—	—	785,000	785,000
Provision for income taxes	—	—	—	—
Net loss	$(20,494,447)	$(20,619,265)	$(11,805,434)	$(12,221,426)

Net loss per share (basic and diluted):	$(0.82)	$(0.98)	$(0.47)	$(0.58)

——————

(1)

Assumes that no Cold Spring stockholder seeks conversion of Cold Spring stock into a pro rata share of the trust account.

(2)

Assumes that 3,998,000 shares of Cold Spring common stock, or 19.99% of the shares issued in Cold Spring’s initial public offering, are converted into a pro rata share of the trust account.

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical per share information of Sedona and Cold Spring and unaudited pro forma combined per share information after giving effect to the acquisition, assuming (a) the exercise of conversion rights by the holders of 19.99% of the shares of Cold Spring common stock issued in its initial public offering and (b) no exercise of conversion rights in connection with the acquisition by Cold Spring’s public stockholders. You should read this information in conjunction with the selected historical financial information, and the historical financial statements of Sedona and Cold Spring and related notes, that are included elsewhere in this proxy statement. The unaudited pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed financial statements and related notes included elsewhere in this proxy statement. The historical per share information is derived from the financial statements as of and for the six months ended June 30, 2006, and for the year ended December 31, 2005.

The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of Sedona and Cold Spring would have been had the entities been combined or to project Sedona’s or Cold Spring’s results of operations that may be achieved after the acquisition.

	As of and for the Year Ended December 31, 2005			As of and for the Six Months Ended June 30, 2006
	Sedona	Cold Spring	Combined Company	Sedona	Cold Spring	Combined Company

Weighted average number of shares of common stock Outstanding
Actual:
Basic		10,000,000			25,000,000
Pro Forma:
Assuming no conversions
Basic			25,000,000			25,000,000
Assuming maximum conversions
Basic			21,020,000			21,002,000

Book value – historical at June 30, 2006				(36,156,000)	89,352,007
Book value – Pro Forma at June 30, 2006(1)
Assuming no conversions						111,367,274
Assuming maximum conversions						89,352,007
Book value per share June 30, 2006
Assuming no conversions
Basic					$3.57	$4.45
Assuming maximum conversions
Basic						$4.25

——————

(1)

Includes goodwill of $169,286,168

PER SHARE MARKET PRICE INFORMATION AND DIVIDENDS

The shares of Cold Spring common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols “CDS,” “CDS.W” and “CDS.U,” respectively. The closing prices per share of common stock, warrants and units of Cold Spring on November 3, 2006, the last trading day before the announcement of the execution of the securities purchase agreement, were $5.50, $0.27 and $6.00, respectively. Each unit of Cold Spring consists of one share of Cold Spring common stock and two redeemable common securities purchase warrants. Cold Spring warrants became separable from Cold Spring common stock on December 12, 2005. Each warrant entitles the holder to purchase from Cold Spring one share of common stock at an exercise price of $5.00 commencing on the later of the completion of the acquisition of Sedona or November 11, 2006. The Cold Spring warrants will expire at 5:00 p.m., New York City time, on November 11, 2009, or earlier upon redemption. Prior to November 11, 2005, there was no established public trading market for Cold Spring’s common stock or any of its other securities.

There is no established public trading market for the membership interests of Sedona.

Cold Spring does not currently have any authorized or outstanding equity compensation plans, other than the 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan, both of which are being put before the stockholders for approval at the special meeting. See “Proposal No. 5 – Approval of the 2006 Stock Incentive Plan” and “Proposal No. 6 – Approval of the 2006 Employee Stock Purchase Plan.”

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of Cold Spring’s common stock, warrants and units as reported on the American Stock Exchange.

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low

Quarter Ended
December 31, 2005(1)	$5.60	$5.10	$0.40	$0.35	$6.05	$5.60
March 31, 2006	$5.65	$5.20	$0.68	$0.30	$6.75	$5.80
June 30, 2006	$5.60	$5.25	$0.67	$0.37	$6.65	$6.06
September 30, 2006	$5.45	$5.25	$0.50	$0.25	$6.45	$5.65
December 31, 2006 (through November 6, 2006)	$5.50	$5.36	$0.37	$0.25	$6.10	$5.95

——————

(1)

Beginning November 11, 2005 for units and December 12, 2005 for common stock and warrants.

Holders of Common Equity

As of November 2, 2006, there were approximately nine holders of record of our common stock, one holder of our units and one holder of our warrants.

Dividends

Cold Spring has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of the acquisition. Cold Spring does not expect to pay any dividends for the foreseeable future, and we anticipate that Cold Spring’s credit arrangements will restrict the payment of dividends.

RISK FACTORS

The Sedona acquisition involves a high degree of risk for Cold Spring. You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the acquisition proposal and whether to exercise your conversion rights, if you hold shares issued in the initial public offering. Upon completion of the acquisition, Cold Spring’s operations will be those of Sedona. Accordingly, a number of the following risk factors relate to the business and operations of Sedona and Cold Spring as the successor to such business.

Risks Associated with the Business of Sedona

Sedona is subject to the risks of the real estate market and the risks associated with real estate development, including the risks and uncertainties relating to the cost and availability of construction materials, services and land for new projects.

Sedona owns a real estate project in Sedona, Arizona. The real estate has been acquired as inventory for development and sale, as opposed to investment purposes. We anticipate that certain properties at the project will be available for sale when we acquire Sedona. Other properties will not be available for sale until additional planned construction, improvements and developments take place at the project. Real estate markets are cyclical in nature and highly sensitive to changes in national, regional and local economic conditions, including among other factors:

•

levels of unemployment;

•

levels of discretionary disposable income;

•

levels of consumer confidence;

•

levels of consumer spending on lodging and leisure;

•

the availability of financing;

•

other available properties;

•

overbuilding or decreases in demand; and

•

interest rates.

A downturn in the economy in general or in the market for high-end fractional interests, lots and golf memberships sold by Sedona in particular could have a material adverse effect on our business, operating results and financial condition. A downturn could have a material adverse effect on the ability of Sedona to sell real estate at a profit.

Another factor impacting the profitability of real estate development activities is the cost of construction materials and services. As indicated above, Sedona needs to complete further planned construction and improvements before some of its inventory is available for sale. Should the cost of construction materials and services rise, as recent trends have indicated, the ultimate cost of Sedona’s inventories under development (and any future properties we may acquire) could increase and have a material, adverse impact on our results of operations.

In addition, the availability of land or properties at favorable prices for the future development of real estate projects will be critical for Cold Spring to generate favorable results of operations in the future. If we are unable to acquire land or properties at a favorable cost, it would have an adverse effect on our future results of operations. Because the Seven Canyons club is surrounded by Forest Service land, we will not be able to expand it beyond the original plan and Sedona’s existing property. Accordingly, we will need to acquire new properties for development, and we may sell our entire available inventory at Seven Canyons in as few as three or four years.

Sedona is subject to significant and customary risks relating to the ownership and development of real estate.

Sedona owns real estate and we expect to acquire additional real estate assets in the future. In addition, Sedona may, in the future, decide to offer financing to purchasers for a significant portion of the purchase price of fractional interests, homesites, condominiums or other property interests. Our future activities in these areas will be subject to numerous risks and uncertainties, including the following:

•

the real estate market is highly competitive, and we may have difficulty locating and acquiring suitable assets;

•

the Sedona property and any future real estate assets may decline in value due to changing market and economic conditions and other factors;

•

the costs of developing and completing the asset may exceed those anticipated, possibly making the asset unprofitable;

•

there may be delays in bringing the property to market due to, among other things, changes in regulations, delays in obtaining necessary permits, authorizations and approvals, and changes in the availability of financing;

•

demand for available golf memberships and for homesites and residences (including fractional interests) at Sedona’s existing project or any future projects may be lower, and the period necessary to sell off the asset may be longer, than anticipated;

•

real estate is subject to extensive and complex regulations, and costs of regulatory compliance may exceed those anticipated; and

•

we may incur environmental liabilities in connection with our ownership of real estate.

To the extent we offer financing to purchasers in the future, we will bear the risk of delinquencies and defaults and other customary risks inherent in the financing business. Financing activities would also require us to comply with extensive laws and regulations with respect to those activities.

Sedona’s real estate development activities require significant capital expenditures. Sedona currently anticipates that the aggregate capital requirements to complete planned developments at Sedona over the next three years will be approximately $160 million, although there can be no assurance that actual development costs will not exceed that amount. Sedona obtains funds for capital expenditures through borrowings, as well as cash flows from operations, property sales or financings. We cannot be sure that the funds available from these sources will be sufficient to fund our required or desired capital expenditures for development in the future. If we are unable to obtain sufficient funds, we may have to defer or otherwise limit our development activities.

As is the case with all real estate projects, the existing Sedona project and any future projects acquired by Cold Spring require the ownership, lease, easement or other access to all necessary property. Sedona believes that it has all necessary rights to the Seven Canyons club. With respect to a portion of the property, Sedona has been granted an easement by the Forest Service for a stretch of road that connects to parts of the Seven Canyons club. This easement expires in 2023. Sedona believes that it will be able to renew such easement in the ordinary course prior to its expiration. If such easement is not renewed, and Sedona’s customers are harmed, Sedona could be subject to claims from its customers, and such claims, if not resolved, could have an adverse effect on Sedona.

We may not successfully execute our strategy.

A principal component of our strategy is to acquire additional real estate for the development of fractional interests, lot sales or club projects, preferably in markets that also provide us with incremental sales distribution opportunities. We will not be able to expand the Seven Canyons club beyond the existing approximately 200 acres that Sedona owns, because the Forest Services owns all abutting land. No assurance can be given that we will be able to acquire additional property or be successful in any future acquisition or expansion strategy.

Our ability to execute Cold Spring’s strategy will depend upon a number of factors, including the following:

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the availability of attractive real estate opportunities;

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our ability to acquire properties for such development opportunities on economically attractive terms;

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our ability to market and sell ownership interests or other products at newly developed or acquired clubs or other real estate;

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our ability to manage newly developed or acquired clubs or other real estate in a manner that satisfies purchasers of interests in projects developed thereon; and

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the availability of financing on attractive terms, or at all.

There is no assurance that we will be successful with respect to any or all of these factors.

We may face a variety of risks if and when we expand our operations.

We anticipate that Sedona will have certain inventory available for sale as of the closing. We also plan on developing additional fractional interests, homesites and condominiums on the property that Sedona currently owns at Seven Canyons. As indicated above, we also intend to acquire additional real estate assets that are entirely independent of Sedona, although there can be no assurance that we will be successful. Risks associated with the future development at Seven Canyons and the acquisition and development of additional properties by Sedona include the following:

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acquisition and construction costs may exceed original estimates;

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we may be unable to complete construction, conversion or required legal registrations and approvals as scheduled, and delays may lead to loss of revenue, increased expenses and borrowing costs, and fluctuations in our quarterly financial results;

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we may be unable to control the timing, quality and completion of any construction activity;

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there may not be sufficient market demand;

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the value of our inventories may decline; and

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increased regulation when initiating operations in new jurisdictions.

Any of the foregoing could adversely affect profitability in a material way. There is no assurance that we will complete all of our planned development or expansion of our properties or, if completed, that such development or expansion will be profitable.

Moreover, to successfully implement our strategy, we may need to integrate the newly acquired or developed properties into Sedona’s existing sales and marketing programs, or develop new sales and marketing programs. During the start-up phase of a new club or residential community project, we could experience lower operating margins at that project until its operations mature. The lower margins could be substantial and could negatively impact our cash flow and financial results. We cannot provide any assurance that we will maintain or improve our operating margins as our projects achieve maturity and our new projects and communities may reduce our overall operating margins.

Claims for development-related defects could adversely affect our financial condition and operating results.

Sedona engages third-party contractors to install roads and utilities and to construct residences and club facilities and otherwise to improve and develop projects. However, purchasers of residences, condominiums or fractional interests may assert claims against Sedona and/or us for construction defects or other perceived development defects, including structural integrity, expansion or subsidence of soils, the presence of mold as a result of leaks or other defects, water intrusion, asbestos, electrical issues, plumbing issues, road construction, water and sewer defects, and the like. In addition, certain state and local laws may impose liability on property developers with respect to development defects discovered in the future. Claims for development-related defects could adversely affect our liquidity, financial condition, and operating results.

Cold Spring will depend on Cavan Management Services, L.L.C. in operating Sedona, and the loss of Cavan Management Services, L.L.C. as manager would have an adverse effect on Sedona’s business.

Cold Spring will enter into a management services agreement with Cavan Management Services, L.L.C. at the closing of the acquisition. Pursuant to, and subject to the terms of, the agreement, Cavan Management Services, of which David V. Cavan is the controlling owner, will be the exclusive manager of Seven Canyons. As in all projects of this nature, the performance of the management company is important to the overall success of the project. If Cold Spring wishes to terminate Cavan Management Services as manager in the absence of an explicit breach of the management agreement or other events allowing termination, Cold Spring would be required to pay a termination fee of up to $1,000,000. Cavan Management Services may terminate the management agreement without payment upon six months advance notice at any time after the third anniversary of the closing of the Sedona acquisition. In addition, if the role of Cavan Management Services as manager of Seven Canyons terminates for any reason Cold Spring may have difficulty in locating, or incur significant additional expense in identifying and hiring, a replacement management company or management personnel capable of performing the functions that Cavan Management Services will be performing under the management agreement.

We may face additional risks if we expand into new markets.

We anticipate that Sedona will have certain inventories available for sale as of the closing. We also plan on developing additional fractional interests, homesites and condominiums on the property Sedona currently owns at Seven Canyons. We also intend to acquire additional real estate assets that are entirely independent of Seven Canyons, although there can be no assurance that we will be successful. The success which Sedona has had in the market in which it currently operates does not ensure our continued success as we acquire, develop or operate future projects in new markets. Accordingly, in connection with expansion into new markets, we may be exposed to a number of additional risks, including the following:

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our lack of familiarity and understanding of regional or local consumer preferences;

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our inability to attract, hire, train, and retain additional sales, marketing, and club staff at competitive costs; and

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our inability to obtain, or to obtain in a timely manner, necessary permits and approvals from government agencies and qualified construction services at acceptable costs.

Extensive laws and regulations affect the way we conduct our business.

The federal government and the states and local jurisdictions in which Sedona conducts business have enacted extensive regulations that affect the manner in which Sedona conducts its business. In addition, many states have adopted specific laws and regulations regarding the sale of fractional interests and communities that provide amenities through private membership clubs. Many states also extensively regulate the creation, marketing, sale and management of properties, the escrow of purchaser funds and other property prior to the completion of construction and closing, and the content and use of advertising and sales materials. Although Sedona believes that securities laws do not apply to its current project, to the extent that we acquire new projects, certain types of club memberships may be subject to regulation under federal and state securities laws and may be marketed and sold only if they are registered with the appropriate governmental agencies or if there is an applicable exemption from registration. Most states also have other laws that regulate our activities, such as:

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project registration laws;

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real estate licensure laws;

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anti-fraud laws;

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consumer protection laws;

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subdivision, public report and other disclosure laws;

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telemarketing laws;

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prize, gift, and sweepstakes laws; and

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consumer credit laws.

Currently, most states have taxed fractional ownership interests as real estate, imposing property taxes that are billed to the respective property owners’ associations that maintain the related clubs and have not sought to impose sales tax upon the sale of the fractional ownership interest or accommodations tax upon the use of the fractional ownership interest by owners of fractional interests. From time to time, however, various states have attempted to promulgate new laws or apply existing laws impacting the taxation of vacation ownership interests, to require that sales tax or accommodations be collected. Should new state or local laws be implemented or interpreted to impose sales or accommodations taxes on fractional ownership interests, our business could be materially adversely affected.

If agents or employees of Sedona violate applicable regulations or licensing requirements, their acts or omissions could materially and adversely affect our business.

Sedona believes it is in material compliance with applicable federal, state, and local laws and regulations relating to the sale and marketing of its products. From time to time, however, purchasers of club memberships, fractional interests, homesites, condominiums or other property interests may file complaints against Sedona in the ordinary course of its business. Although Sedona has not incurred any material liabilities in connection with such complaints in the past, we could be required to incur significant costs to resolve any future complaints. There is no assurance that Sedona is, or that after the closing will remain in material compliance with applicable federal, state and local laws and regulations, or that violations of applicable laws will not have adverse implications for us, including, negative public relations, potential litigation, and regulatory sanctions. The expense, negative publicity, and potential sanctions associated with any failure to comply with applicable laws or regulations could have a material adverse effect on our results of operations, liquidity or financial position.

Environmental liabilities, including claims with respect to mold or hazardous or toxic substances, could have a material adverse impact on our business.

Under various federal, state and local laws, ordinances and regulations, as well as common law, Sedona may be liable for the costs of removal or remediation of certain hazardous or toxic substances, including mold, located on, in, or emanating from property that Sedona owns, leases or operates, as well as related costs of investigation and property damage at such property. These laws often impose liability without regard to whether Sedona knew of, or was responsible for, the presence of the hazardous or toxic substances. The presence of such substances, or the failure to properly remediate such substances, may adversely affect our ability to sell or lease our property or to borrow money using such real property as collateral. Noncompliance with environmental, health or safety requirements may require us to cease or alter operations at one or more of our properties. Further, Sedona may be subject to common law claims by third parties based on damages and costs resulting from violations of environmental regulations or from contamination associated with one or more of its properties.

We could incur costs to comply with laws governing accessibility of facilities by disabled persons.

A number of state and federal laws, including the Fair Housing Act and the Americans with Disabilities Act, impose requirements related to access and use by disabled persons of a variety of public accommodations and facilities. Although Sedona believes the Seven Canyons development is substantially in compliance with any applicable laws governing accessibility by disabled persons, we may incur additional costs to comply with such laws at Seven Canyons or subsequently acquired projects. Additional federal, state, and local legislation with respect to access by disabled persons may impose further burdens or restrictions on us. We cannot forecast the ultimate cost of compliance with such legislation, but such costs could be substantial and, as a result, could have a material adverse effect on our results of operations, liquidity or capital resources.

If Cold Spring decides to offer purchaser financing in the future, it will be subject to a number of risks beyond its control.

Sedona has not offered purchase money financing to its customers in the past. If Sedona or Cold Spring decides in the future to offer financing and originates portfolios of loans to its customers for the purchase of fractional interests, homesites, condominiums or other property interests, Sedona or Cold Spring will be subject to a number of risks. The origination and servicing of loans is subject to extensive regulation. The ability of obligors under loans to meet their obligations and Sedona’s or Cold Spring’s ability to recover the outstanding balances of loans following an event of default could be affected by circumstances outside of its control, including changes in general economic conditions, regulations governing consumer and commercial lending, levels of employment, consumer confidence, available financing and interest rates. If defaults under loans in any portfolios that Sedona or Cold Spring may have are higher than expected, we could incur significant costs, including legal compliance costs, and delays in connection with servicing and collecting efforts, and could incur legal and other restrictions and delays in foreclosing or otherwise realizing upon collateral for loans. In addition, Sedona’s results of operations and financial position would be materially adversely affected if the value of assets serving as collateral for loans declines and Sedona or Cold Spring incurs significant losses. Disputes with obligors could lead to litigation that will result in higher costs than we anticipate. There is no assurance that Sedona or Cold Spring will implement a customer financing program or that, if it does, Sedona will be successful in implementing the program. To the extent we offer financing, because Sedona’s property is at the high-end of the real estate market and customers generally have significant net worths, some customers will have no need for the financing and those who wish to finance their purchase may have other financing options.

Because Sedona has significant indebtedness and we expect to incur significant indebtedness, we will be subject to customary risks relating to leverage.

Sedona has incurred and will continue to incur significant debt in connection with its acquisition and development of property. As of June 30, 2006, Sedona had approximately $97.3 million of indebtedness for borrowed money (excluding amounts due to related parties). In the future, to the extent that Sedona offers financing of the purchase price of fractional interests, homesites, condominiums and other property interests to its customers, we will be required to borrow against the notes receivable for liquidity. We expect that Sedona will have significant outstanding indebtedness as of the closing of the acquisition. Moreover, we expect to continue to require external sources of liquidity to:

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support our operations, including our development costs;

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complete the construction of additional fractional interest villas, whole ownership condominiums and the full planned amenity package, including the club village;

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finance the acquisition of additional real estate, additional businesses or assets;

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finance the installation of roads and utilities and the construction of residences and club improvements;

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finance a portion of our sales, to the extent we offer customer financing; and

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satisfy our debt and other obligations.

Our ability to service or to refinance our indebtedness or to obtain additional financing will depend on our future performance, which is subject to a number of factors, including our ability to repay debt from sale proceeds, our business and properties, results of operations, leverage, financial condition and business prospects, the performance of any loan portfolio(s) to the extent we provide financing to our customers, prevailing interest rates, general economic conditions and perceptions about the industries in which we operate. No assurance can be given that we will be able to obtain sufficient external sources of liquidity on attractive terms, or at all. The existing Sedona debt agreements include and, to the extent we use debt financing, our debt agreements will include, various representations and warranties, conditions to funding, eligibility requirements for collateral, affirmative, negative and financial covenants and events of default. If we are unable to comply with one or more of the covenants in our debt agreements, including Sedona’s debt agreements, or if we breach any of the provisions in our debt agreements, we could default on our indebtedness. We can provide no assurance that a default could be remedied, or that our creditors would grant a waiver or amend the terms of the debt agreements. If an event of default occurs, our lenders could, among other things, elect to declare all amounts outstanding under a particular facility to be immediately due and payable, terminate all commitments, or refuse to extend further credit, or exercise foreclosure or power of sale remedies. An event of default or acceleration under one debt agreement could cause a cross-default or cross-acceleration of another debt agreement. If an event of default occurs, or if other debt agreements cross-default, and the lenders under the affected debt agreements accelerate the maturity of any loans or other debt outstanding, we may not have sufficient liquidity to repay amounts outstanding under existing debt agreements or to continue to acquire and develop property and operate our business. Any default under the documents governing our indebtedness could have a material adverse effect on our business and the value of our securities.

The Sedona and future Cold Spring credit facilities will require us to pledge certain collateral to the lenders. For example, if we finance purchases of fractional interests, homesites, condominiums and other property interests in the future, a credit facility may have a borrowing base requirement pursuant to which lender(s) will lend up to a specified percentage of the outstanding principal balance of eligible loans. The eligibility requirements may limit our ability to borrow against certain assets, and assets that were initially eligible may cease to qualify if, for example, the obligor fails to make payments or otherwise defaults on its obligations to us. If this were to occur, we would be required to add additional eligible loans as collateral and/or repay a portion of our indebtedness in order to comply with the borrowing base requirements.

As is the case with many golf resorts, Sedona has the obligation to return certain membership deposits to members, without interest, after they have been members for thirty years. In addition, if a member withdraws from the golf club, Sedona is obligated to return the member’s membership deposit, without interest, when the resigned membership is reissued to another member. The amount of such refundable deposits is treated as a long-term liability on Sedona’s balance sheet and, as of June 30, 2006, the amount of such liability was $27.6 million. To the extent a member is entitled to a refund of his or her membership deposit or other amounts after thirty years, or to the extent the amount received by Sedona upon reissuance of a membership is less than the membership deposit that is refundable to a member who withdraws before thirty years of membership, Sedona will need to use available funds or to seek external sources of liquidity to satisfy the refund obligation.

Our level of debt and debt service requirements will have several important effects on our future operations, including the following:

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we will have significant cash requirements to service debt, thereby reducing funds available for operations and future business opportunities and increasing our vulnerability to adverse economic and industry conditions;

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our leveraged position may increase our vulnerability to competitive pressures;

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the financial covenants and other restrictions contained in the agreements relating to our indebtedness will require us to meet certain financial tests and will restrict our ability to, among other things, borrow additional funds, dispose of assets or pay cash dividends on, or repurchase, preferred or common stock; and

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funds available for working capital, capital expenditures, acquisitions and general corporate purposes may be limited.

Many of our competitors will likely operate on a less leveraged basis and will have greater operating and financial flexibility than we will. There can be no assurance that our cash flow and capital resources will be sufficient for payment of our indebtedness in the future. If we are not able to satisfy our debt service obligations, we could default on our indebtedness, which would entitle the holders of such indebtedness to, among other things, accelerate the maturity thereof and to exercise foreclosure or power of sale remedies that could result in the loss of collateral that secures our indebtedness. Any default under the documents governing our indebtedness could have a material adverse effect on our business and the value of our securities.

If Cold Spring provides financing to customers, it would incur substantial losses if purchasers default on their obligations to pay the balance of the purchase price.

Sedona or Cold Spring may offer financing to customers in the future. If it does, we will need to maintain pledged receivables facilities. Under the terms of these facilities we may be required, under certain circumstances, to replace receivables or to pay down the loan to within permitted loan to value ratios if pledged receivables reach certain levels of delinquency. Additionally, the terms of securitization-type transactions (in which we sell receivables to third parties) would require us to repurchase or replace loans if we breach any of the representations and warranties we make at the time we sell the receivables. Further, if defaults and other performance criteria adversely differ from estimates used to value our retained interests in notes receivable sold in the securitization transactions, we may be required to write down these assets, which could have a material adverse effect on our results of operations. To the extent we service the notes, we may also be required to advance delinquent payments to the extent we deem them recoverable. Accordingly, we will bear some risks of delinquencies and defaults by purchasers who finance their purchases through us, regardless of whether we sell or pledge their loans to a third party.

Although in many cases Sedona would have recourse against a buyer for the unpaid purchase price where loan receivables are past due, certain states have laws that limit the ability of a company to recover personal judgments against borrowers who have defaulted on their loans or the cost of doing so may not be justified. Irrespective of the remedy, in the event of a default Sedona would not be able to recover the marketing, selling, and administrative costs associated with the original sale, and would have to incur such costs again to resell the property.

Because Sedona may, in the future, hold loan portfolios, changes in interest rates may result in our being less profitable than anticipated or not profitable at all or in our being unable to meet our obligations under borrowing arrangements.

Sedona may, in the future, offer financing and hold note receivables originated on sales. This will subject us to a number of risks relating to interest rates. The interest rates applicable to loans in some or all of our portfolios may be less than prevailing market rates from time to time, and the spread between the rates obligors on our loans pay to us and the prevailing interest rates at which we borrow money from our lenders may be lower than anticipated or negative. In such event, our results of operations and financial position may be materially adversely affected and we may be unable to meet our obligations under our borrowing arrangements. In addition, applicable state laws may limit the effective interest rates that we may charge, which would limit our ability to effectively manage our business and our interest rate risk. To the extent we take steps to seek to manage our interest rate risk, such as through the purchase of interest swaps or caps, we will be subject to credit risks with respect to the financial institutions that provide us with interest rate protection and the steps we take to manage our interest rate risk may not prove to be effective.

Risks Associated with the Acquisition of Sedona

Cold Spring may not be able to consummate the acquisition within the required time frame, in which case it would be required to liquidate.

Under the terms of its initial public offering, Cold Spring must complete, by May 16, 2007, a business combination with a fair market value of at least 80% of its net assets at the time of the acquisition. If Cold Spring fails to consummate the acquisition of Sedona within the required time frame, it will be required to liquidate.

In a liquidation, the net proceeds of Cold Spring’s initial public offering held in the trust account, plus any interest earned thereon (net of applicable taxes on the interest), will be distributed pro rata to the holders of Cold Spring’s common stock issued in the initial public offering. If Cold Spring is forced to liquidate its assets, the per-share liquidation will be $5.49, plus interest accrued thereon (net of applicable taxes on the interest) until the date of liquidation. Furthermore, there will be no distribution with respect to Cold Spring’s outstanding warrants and, accordingly, the warrants will expire worthless.

If the benefits of the acquisition do not meet the expectations of financial or industry analysts, the market price of Cold Spring’s securities may decline.

The market price of Cold Spring’s publicly traded securities may decline following the acquisition if:

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Cold Spring does not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

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the effect of the acquisition on Cold Spring’s financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock and warrant price and we may not be able to raise future capital, if necessary, in the equity markets on attractive terms or at all.

A substantial number of Cold Spring’s shares will become eligible for future resale in the public market after the acquisition, which could result in dilution and an adverse effect on the market price of Cold Spring’s securities.

Warrants to purchase 40,000,000 shares of Cold Spring common stock issued in connection with the Cold Spring initial public offering will become exercisable on consummation of the acquisition. The $45 million convertible note to be issued to the seller of Sedona in the acquisition will be convertible into 7,000,000 shares of Cold Spring common stock from and after the first anniversary of the consummation of the acquisition. Moreover, 5,000,000 shares of Cold Spring common stock purchased by its stockholders prior to the initial public offering will be released from escrow six months after the consummation of the acquisition, at which time they will be eligible for resale in the public market subject to compliance with applicable law. In addition, the managing underwriter of our initial public offering has an option, exercisable upon consummation of the acquisition, to purchase from us up to 1,000,000 units, each unit consisting of one share of common stock and two warrants to purchase common stock. Consequently, at various times after completion of the acquisition, a substantial number of additional shares of Cold Spring common stock will be eligible for resale in the public market. Sales of substantial numbers of such shares in the public market, or the possibility that warrants may be exercised and convertible notes may be converted and sold, could adversely affect the market price of Cold Spring’s securities.

Cold Spring’s directors’ and officers’ interests in obtaining reimbursement for out-of-pocket expenses incurred by them or indemnity payments made by them may lead to a conflict of interest in determining whether a particular target business is appropriate for a business combination and in the public stockholders’ best interest.

Cold Spring’s existing stockholders, including all of its officers and directors, will not receive reimbursement for any out-of-pocket expenses incurred by them or any indemnity payments made by them for Cold Spring’s benefit, including in connection with outstanding litigation, to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account unless the Sedona acquisition is consummated. The financial interest of Cold Spring’s directors and officers could influence their motivation in proceeding with the Sedona acquisition, and thus, there may be a conflict of interest in determining whether the transaction is in the public stockholders’ best interest.

Cold Spring’s initial stockholders, including its officers and directors, control a substantial interest in Cold Spring and this may influence certain actions requiring a stockholder vote.

In considering the recommendation of the board of directors of Cold Spring to vote for the acquisition proposal, you should be aware that certain members of the Cold Spring board have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of Cold Spring stockholders generally. Cold Spring’s executives and directors are not entitled to receive any of the net proceeds of Cold Spring’s initial public offering that may be distributed from the trust account upon liquidation of Cold Spring. Therefore, if the acquisition is not approved, the shares of common stock and warrants held by Cold Spring’s executives and directors may be worthless.

The Sedona acquisition involves a number of inherent risks, any of which could cause us not to realize the anticipated benefits.

All combinations and acquisitions involve inherent risks, such as:

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uncertainties in assessing the value, strengths and potential profitability of, and identifying the extent of all weaknesses, risks, contingent and other liabilities of the target;

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the potential of key management and employees of an acquired business;

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the ability to achieve identified operating and financial synergies and cost savings anticipated to result from a combination or acquisition;

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problems that could arise from the integration of the acquired business or assets; and

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unanticipated changes in business, industry or general economic conditions that affect the assumptions underlying the combination or acquisition.

Any one or more of these factors could cause us not to realize the benefits anticipated to result from the Sedona acquisition, or could result in our incurring unexpected liabilities. For example, Sedona is currently the subject of an audit by the Internal Revenue Services. Although Cold Spring does not believe that the results of the audit are likely to have any effect on Sedona, in part because as a limited liability company Sedona is a disregarded entity for purposes of federal income taxes and the owner of Sedona, which Cold Spring is not acquiring, is responsible for all federal income taxes, there can be no assurance that the audit will not have a material adverse effect on Sedona.

The inability of the seller of Sedona to fulfill its indemnification obligations to us under our purchase agreement could increase our liabilities and adversely affect our results of operations and financial position.

The Sedona purchase agreement includes provisions pursuant to which the seller agrees to indemnify us against certain damages resulting from certain third-party claims or other liabilities, including the IRS audit referred to in the preceeding risk factor. The failure of the seller to satisfy its indemnification obligations could have an adverse effect on our results of operations and financial position. The seller’s indemnification obligations are limited, for most representations and warranties, to an aggregate amount of $8.5 million, and claims may be asserted against the seller only if the aggregate amount of all claims exceeds $250,000. In addition, subject to some exceptions, the survival period for claims under the agreement is limited to one year following the closing of the acquisition. The assertion of third-party claims after the expiration of the applicable indemnification period or in excess of the applicable coverage limit, or the failure of the seller to satisfy its indemnification obligations with respect to breaches of its representations, warranties and covenants, could have an adverse effect on our results of operations and financial position.

The American Stock Exchange may delist our securities from quotation on its exchange which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are listed on the American Stock Exchange, a national securities exchange, and have been since the consummation of the initial public offering. We cannot assure you that our securities will continue to be listed on the American Stock Exchange in the future. Additionally, in connection with the acquisition, the American Stock Exchange may require us to file a new initial listing application and meet its initial listing requirements as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If the American Stock Exchange delists our securities from trading on its exchange, we could face significant material adverse consequences including:

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a limited availability of market quotations for our securities;

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a determination that our common stock is a “penny stock”‘ which will require brokers trading in our common stock to adhere to more stringent rules and possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

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a more limited amount of news and analyst coverage for our company;

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a decreased ability to issue additional securities or obtain additional financing in the future; and

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a decreased ability of our stockholders to sell their securities in certain states.

FORWARD-LOOKING STATEMENTS

Some of the information contained in this proxy statement constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by forward-looking terminology, including the words “may,” “expects,” “anticipates,” “contemplate,” “believes,” “estimates,” “intends,” “plans,” “will,” “potential,” “should,” and “continue” or, in each case, their negative or other variations or comparable terminology. Such statements include any statements that are not statements of current or historical facts, including without limitation statements about our ability to consummate the Sedona acquisition and our prospects, plan or operations following the consummation of the acquisition, including our ability to sell available inventory at anticipated prices, the development of the existing property, the acquisition of new properties, our ability to reduce the effective borrowing costs that Sedona currently pays and our ability to satisfy all of our liquidity obligations. These forward-looking statements are based on management’s current expectations, but actual results may differ materially due to various factors, including, but not limited to, changes in the real estate market or the economy generally, difficulty in borrowing money, risks associated with the incurrence of significant indebtedness, and those other risks and uncertainties detailed in the “Risk Factors” section of this proxy statement and in Cold Spring’s other filings with the Securities and Exchange Commission.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that Cold Spring’s actual results of operations, financial condition and liquidity, and developments in the industry in which Cold Spring operates may differ materially from those made in or suggested by the forward-looking statements contained in this proxy statement. In addition, even if Cold Spring’s results of operations, financial condition and liquidity, and developments in the industry in which Cold Spring operates are consistent with the forward-looking statements contained in this proxy statement, those results or developments may not be indicative of results or developments in subsequent periods.

These forward-looking statements are subject to numerous risks, uncertainties and assumptions about Cold Spring and Sedona described in “Risk Factors.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement, and might not occur in light of these risks, uncertainties and assumptions. All forward-looking statements included herein attributable to Cold Spring or any person acting on Cold Spring’s behalf (including statements about Sedona) are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by applicable law, Cold Spring undertakes no obligation and disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Before you grant your proxy or instruct how your vote should be cast or vote on the acquisition of Sedona or decide whether to request conversion of your shares, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on Cold Spring upon completion of the acquisition.

THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING

Cold Spring Special Meeting in lieu of Annual Meeting

Cold Spring is furnishing this proxy statement to you as part of the solicitation of proxies by the Cold Spring board of directors for use at the special meeting in lieu of annual meeting in connection with the proposed acquisition of Sedona, the proposed amendment to Cold Spring’s amended and restated certificate of incorporation, the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the acquisition proposal and the charter amendment, the election of Robert M. Chefitz as the Class I director, the approval of the 2006 Stock Incentive Plan and the approval of the 2006 Employee Stock Purchase Plan. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at [__]:00 a.m., local time, on [__________], 2007, at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts, to vote on the acquisition proposal, the charter amendment proposal and the other proposals described in this proxy statement.

Purpose of the Special Meeting

At the special meeting, the holders of Cold Spring common stock are being asked:

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to approve the acquisition of Sedona Development Partners, LLC, or Sedona, an Arizona limited liability company, pursuant to the Securities Purchase Agreement, dated as of November 3, 2006, by and among Cold Spring, Sedona, Seven Canyons Investors, L.L.C., Cavan Management Services, L.L.C. and David V. Cavan, and the transactions contemplated by the Securities Purchase Agreement, whereby Cold Spring will purchase all of the outstanding securities held by the sole member of Sedona;

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to approve an amendment to Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock of Cold Spring from 85,000,000 to 100,000,000, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 to 105,000,000;

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to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals;

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to elect one Class I director for a three-year term;

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to approve the adoption of Cold Spring’s 2006 Stock Incentive Plan;

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to approve the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan; and

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to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date; Who is Entitled to Vote

The record date for the special meeting is [__________] [__], 2006. Record holders of Cold Spring common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 25,000,000 outstanding shares of Cold Spring common stock.

Each share of Cold Spring common stock is entitled to one vote per share at the special meeting.

Cold Spring’s initial stockholders, including all of Cold Spring’s directors and officers and their affiliates, who purchased shares of common stock prior to the initial public offering (such persons currently own an aggregate of approximately 20% of the outstanding shares of Cold Spring common stock) have agreed to vote such shares acquired prior to the public offering in accordance with the majority of the votes cast at the special meeting on the acquisition proposal. The holders of such common stock are free to vote their shares acquired in such public offering or afterwards as they see fit and are free to vote all of their common stock, however obtained, on the other proposals as they see fit. Cold Spring’s issued and outstanding warrants do not have voting rights and record holders of Cold Spring warrants will not be entitled to vote at the special meeting.

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the board of directors of Cold Spring for use at the special meeting.

General. Assuming a quorum is present, shares represented by a properly signed and dated proxy will be voted at the special meeting in accordance with the instructions indicated on the proxy. Proxies that are properly signed and dated but that do not contain voting instructions will be voted “FOR” Proposal No. 1 to approve the acquisition of Sedona, “FOR” Proposal No. 2 to approve an amendment to Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares, “FOR” Proposal No. 3 to adjourn the special meeting, if necessary, “FOR” Robert M. Chefitz, the proposed nominee for election to Class I of the Cold Spring board of directors, “FOR” Proposal No. 5 to approve the adoption of Cold Spring’s 2006 Stock Incentive Plan, and “FOR” Proposal No. 6 to approve the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan.

The Class I director is to be elected at the special meeting to serve a three-year term expiring at the 2009 annual meeting of stockholders and until his successor has been elected and duly qualified. Unless instructed otherwise, the proxy holders will vote the proxies received by them for Cold Spring’s nominee, Robert M. Chefitz. In the event that the nominee of Cold Spring is unable or declines to serve as a director at the time of the special meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy (unless another nominee is indicated in any particular proxy), or Cold Spring may choose to leave the seat vacant. Mr. Chefitz has consented to serve as a director of Cold Spring, and the board of directors has no reason to believe that he will be unavailable for service.

Abstentions. Cold Spring will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the special meeting with respect to such proposal. Because approval of Proposal No. 1 (the acquisition), Proposal No. 3 (the adjournment of the special meeting), Proposal No. 5 (the 2006 Stock Incentive Plan) and Proposal No. 6 (the 2006 Employee Stock Purchase Plan) require the affirmative vote of a percentage of the shares present and voting on the matter at the meeting or outstanding, abstentions on any of these proposals will not have any effect on the outcome of any such proposals. Because approval of Proposal No. 2 (the charter amendment) requires the affirmative vote of a majority of the outstanding shares of Cold Spring, abstentions on any of this proposal will have the same effect as a vote “AGAINST” the proposal. With respect to Proposal No. 4 (director election), the nominee receiving the highest number of votes cast at the special meeting will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions will have no effect on the election of the director.

Broker Non-Votes. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Brokers cannot vote your shares of Cold Spring on the acquisition-related Proposal No. 1, Proposal No. 3 related to adjournment of the special meeting, if necessary, Proposal No. 5 related to the adoption of Cold Spring’s 2006 Stock Incentive Plan or Proposal No. 6 related to the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan. Therefore, it is important that you follow the directions provided by your broker about how to instruct your broker to vote your shares. If you do not provide instructions to your broker about how to vote your shares on these proposals, your shares will be treated as “broker non-votes” with respect to these proposals. Failure to instruct your broker on how to vote your shares on Proposal No. 1, Proposal No. 3, Proposal No. 5 or Proposal No. 6 will have no effect on the outcome of such proposals but will reduce the number of votes required to approve those proposals. Even if you do not give your broker instructions as to how to vote on the other proposals, your broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

Voting Shares in Person that are Held Through Brokers. If your shares are held of record by your broker, bank or another nominee and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your shares a properly executed legal proxy identifying you as a Cold Spring stockholder, authorizing you to act on behalf of the nominee at the special meeting and identifying the number of shares with respect to which the authorization is granted.

Submitting a Proxy Electronically or by Telephone. Delaware law permits electronic submission of proxies through the Internet or by telephone, instead of submitting proxies by mail on the enclosed proxy card. Thus, stockholders of record and many stockholders who hold their shares through a broker or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in Cold Spring’s stock records in your name or in the name of a broker, bank or other holder of record. If you hold your shares through a broker, bank or other holder of record, you should check your proxy card or voting instruction card forwarded by your broker, bank or other holder of record to see which options are available.

Revocation of Proxies. If you submit a proxy, you may revoke it at any time before it is voted by:

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delivering to the Secretary of Cold Spring a written notice, dated later than the proxy you wish to revoke, stating that the proxy is revoked;

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submitting to the Secretary of Cold Spring a new, signed proxy with a later date than the proxy you wish to revoke; or

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attending the special meeting and voting in person.

Notices to the Secretary of Cold Spring should be addressed to Secretary, Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840.

If you have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions.

Required Stockholder Vote

In order to conduct business at the special meeting, a quorum must be present. The holders of a majority of the votes entitled to be cast by holders of common stock at the special meeting, present in person or represented by proxy, constitutes a quorum under Cold Spring’s bylaws. Cold Spring will treat shares of Cold Spring’s common stock represented by a properly signed and returned proxy, including abstentions and broker non-votes, as present at the special meeting for the purposes of determining the existence of a quorum.

With respect to any matter submitted to a vote of the Cold Spring stockholders, each holder of Cold Spring common stock will be entitled to one vote, in person or by proxy, for each share of Cold Spring common stock held in his, her or its name on the books of Cold Spring on the record date.

Approval of Proposal No. 1 requires the affirmative vote of holders of a majority of the shares of Cold Spring common stock present in person or represented by proxy at the special meeting and voting on the matter.

Approval of Proposal No. 2 requires the affirmative vote of holders of a majority of the outstanding shares of Cold Spring common stock. In addition, if the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s initial public offering vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, Cold Spring will not be able to consummate the acquisition.

Approval of Proposal No. 3 requires the affirmative vote of holders of a majority of the shares of Cold Spring common stock present in person or represented by proxy at the special meeting and voting on the matter.

Directors are elected by a plurality vote, which means that the nominee receiving the most votes of shares of Cold Spring common stock present in person or represented by proxy at the special meeting and voting on the matter under Proposal No. 4 will be elected to fill the seat on the Cold Spring board of directors.

Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the shares of Cold Spring common stock present in person or represented by proxy at the special meeting and voting on the matter.

Approval of Proposal No. 6 requires the affirmative vote of the holders of a majority of the shares of Cold Spring common stock present in person or represented by proxy at the special meeting and voting on the matter.

Recommendations by the Board of Directors

After careful consideration, the board of directors of Cold Spring has determined that the acquisition is advisable and in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring stockholders vote “FOR” Proposal No. 1 to approve the acquisition of Sedona pursuant to the securities purchase agreement.

The Cold Spring board of directors has also determined that an amendment to Cold Spring’s amended and restated certificate of incorporation is in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring stockholders vote “FOR” Proposal No. 2 to amend Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 85,000,000 to 100,000,000 shares, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 shares to 105,000,000 shares.

The Cold Spring board of directors has also determined that approving the proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals is in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring stockholders vote “FOR” Proposal No. 3 to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.

The Cold Spring board of directors has also determined that approving a proposal to elect Robert M. Chefitz as the Class I director for a three-year term is in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring’s stockholders vote “FOR” Robert M. Chefitz, the proposed nominee for election to Class I of the Cold Spring board of directors.

The Cold Spring board of directors has also determined that approving the adoption of Cold Spring’s 2006 Stock Incentive Plan is in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring stockholders vote “FOR” Proposal No. 5 to adopt the 2006 Stock Incentive Plan.

The Cold Spring board of directors has also determined that approving the adoption of Cold Spring’s 2006 Employee Stock Purchase Plan is in the best interests of Cold Spring and its stockholders. The Cold Spring board of directors recommends that Cold Spring stockholders vote “FOR” Proposal No. 6 to adopt the 2006 Employee Stock Purchase Plan.

The matters to be considered at the special meeting are of great importance to the stockholders of Cold Spring. Accordingly, you are encouraged to read and carefully consider the information presented in this proxy statement, and to submit your proxy by telephone, Internet or mail in the enclosed postage-paid envelope.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Cold Spring common stock, you may call Joseph S. Weingarten, President of Cold Spring, at (203) 972-0888.

Conversion Rights

Any stockholder of Cold Spring holding shares of common stock issued in Cold Spring’s initial public offering who votes against the acquisition proposal may, at the same time, demand that Cold Spring convert such shares into a pro rata portion of the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount). If properly demanded, Cold Spring will convert these shares into a pro rata portion of funds held in a trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount), which consist of the $107,426,000 of net proceeds from the initial public offering deposited into the trust account, plus interest earned thereon (net of applicable taxes on the interest), if the acquisition is consummated. If the holders of 20%, or 4,000,000, or more shares of common stock issued in Cold Spring’s initial public offering vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, Cold Spring will not be able to consummate the acquisition. Based on the amount of cash held in the trust account as of the date hereof (excluding the amount held in the trust account representing a portion of the underwriters’ discount), without taking into account any interest accrued, you will be entitled to convert each share of common stock that you hold into approximately $5.37, or $0.63 less than the per-unit offering price of $6.00 for which you purchased units in the initial public offering. Cold Spring will be liquidated if it does not consummate the acquisition by May 16, 2007. In any liquidation, the net proceeds of Cold Spring’s initial public offering held in the trust account, plus any interest earned thereon (net of applicable taxes on the interest), will be distributed pro rata to the holders of Cold Spring’s common stock who purchased their shares issued in Cold Spring’s initial public offering.

If you properly exercise your conversion rights, then effective at the closing you will be exchanging your shares of Cold Spring common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Cold Spring. The closing price of Cold Spring’s common stock on November 10, 2006, the most recent trading day practicable before the printing of this proxy statement, was $5.40 and the amount of cash held in the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount) is $107,426,000 not including interest accrued thereon. If a Cold Spring stockholder would have elected to exercise his conversion rights on such date, then he would have been entitled to receive $5.37 plus interest accrued thereon (net of applicable taxes on the interest), per share. Prior to exercising conversion rights, Cold Spring stockholders should verify the market price of Cold Spring’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

Solicitation Costs

Cold Spring is soliciting proxies on behalf of the Cold Spring board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Cold Spring and its directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this.

Cold Spring has engaged [__________] to aid in the solicitation of proxies for the special meeting. [__________] will receive customary fees and expense reimbursements for these services. We are paying [__________] $[_______] at the start of the solicitation and we may pay additional fees after the solicitation depending on the services we use, plus certain of [__________]’s out-of-pocket expenses.

Cold Spring will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. Cold Spring will reimburse them for their reasonable expenses.

Stock Ownership

Cold Spring’s initial stockholders, including all its officers and directors and their affiliates, who purchased shares of common stock prior to Cold Spring’s initial public offering, have agreed to vote such shares acquired prior to the public offering (approximately 20% of the outstanding common stock) in accordance with the vote of the majority in interest of all other Cold Spring stockholders on the acquisition proposal. Cold Spring’s initial stockholders are entitled to cast their votes as they see fit with respect to the other proposals, and they have indicated that they will vote such shares in favor of the other proposals. Although the initial stockholders of Cold Spring, including all of its directors and officers and their affiliates, are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders have acquired any shares in or subsequent to the initial public offering.

No Appraisal Rights

Under Delaware law, holders of Cold Spring securities are not entitled to appraisal rights with respect to the matters to be considered at the special meeting.

PROPOSAL NO. 1—THE ACQUISITION

The discussion in this proxy statement of the acquisition of Sedona Development Partners, LLC, or Sedona, and the principal terms of the Securities Purchase Agreement, dated as of November 3, 2006, by and among Cold Spring, Seven Canyons Investors, L.L.C. (referred to as Seven Canyons Investors), Cavan Management Services, L.L.C. (referred to as Cavan Management Services) and David V. Cavan (referred to herein as the Securities Purchase Agreement), is subject to, and is qualified in its entirety by reference to, the Securities Purchase Agreement. A copy of the Securities Purchase Agreement, together with the related forms of escrow agreement, registration rights agreement and seller notes, is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Acquisition

Pursuant to the Securities Purchase Agreement, Cold Spring will acquire 100% of the issued and outstanding equity of Sedona in exchange for the payment, in the aggregate, of (i) $82,130,168.44 in cash (ii) $5,000,000 in subordinated notes of Cold Spring and (iii) $45,000,000 in convertible subordinated notes of Cold Spring. The terms of the notes being issued in the acquisition are described below under “Securities Purchase Agreement Purchase Price; Payments; Notes.”

Background of the Acquisition

The terms of the Securities Purchase Agreement are the result of arm’s-length negotiations between representatives of Cold Spring and Sedona. The following is a brief discussion of the background of these negotiations, the acquisition and related transactions.

Cold Spring was formed in Delaware on May 26, 2005 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses, portfolios of financial assets or real estate assets expected to generate a portfolio of financial assets having a fair market value of at least 80% of the net assets of Cold Spring held in trust (excluding the amount held in trust representing a portion of the underwriters’ discount). On November 16, 2005, Cold Spring completed its initial public offering in which it raised net proceeds of approximately $109,967,000. Approximately $107,426,000 of these net proceeds were placed in a trust account immediately following the initial public offering which, in accordance with Cold Spring’s amended and restated certificate of incorporation, will be released either upon the consummation of an initial transaction or upon the liquidation of Cold Spring. An additional $2,400,000 was placed in the trust account representing a portion of the underwriters’ discounts in connection with the initial public offering. We had not, prior to the effectiveness of our registration statement, selected any acquisition target or directly or indirectly contacted any potential targets.

Subsequent to its initial public offering, Cold Spring’s officers and directors commenced an active search for an initial transaction candidate. Through its own efforts in directly contacting potential targets, and through intermediaries, Cold Spring made preliminary evaluations of approximately 40 potential acquisition candidates and conducted preliminary analyses of each acquisition candidate’s financial condition, growth capabilities, capital needs and market position. Candidates were ruled out based on a number of factors, including, but not limited to, (a) the size and scalability of the business, (b) the business’ market sector, (c) concerns about target’s management, (d) the ability to attract additional financing for expansion, and (e) differences in valuation. For some of these candidates, Cold Spring had additional discussions with the management of these companies, reviewed preliminary information provided by the companies, constructed summary business models, reviewed industry data and the competitive environment for each sector. For a smaller number of candidates, Cold Spring made one on-site due diligence visits.

From June through November, Cold Spring and Sedona had various meetings and telephone discussions to negotiate the price and terms of the securities purchase agreement, and complete due diligence matters. Cold Spring and Sedona instructed their respective counsels to begin negotiating the securities purchase agreement and related agreements for a possible acquisition. An initial draft of the securities purchase agreement was circulated by Cold Spring’s counsel on August 2, 2006.

On August 11, 2006, Cold Spring’s board of directors discussed the status of negotiations as to the price and terms and the ongoing due diligence. The board determined that , as part of its analysis of a proposed transaction, it would want to receive the advice of an investment banker. The board instructed Mr. Weingarten to identify an investment banker for the purpose of providing the board with a fairness opinion on the transaction. On September 11, 2006, Cold Spring engaged Kramer Capital Partners, LLC.

Cold Spring’s management team and legal counsel engaged in an on-going due-diligence review of Sedona. During this time, various meetings and telephone and in person conferences were held among all parties regarding due diligence, the business of Sedona, the terms of the securities purchase agreement and the related agreements for a possible acquisition. On September 12, 2006, the parties met in Chicago to continue discussions on the proposed acquisition, including the terms of the draft securities purchase agreement. From September 12th on, the parties negotiated the terms of the acquisition and the definitive agreement. Cold Spring’s management kept the board of directors advised as to these negotiations.

On September 29, 2006, Cold Spring’s board of directors met by telephone to discuss the timing and status of negotiations. Additional telephonic board meetings were held on October 6, 2006, October 13, 2006 and October 20, 2006. In each case, Messrs. Stratton and Weingarten updated the board on the status of the transaction.

On October 30, 2006, the Cold Spring board of directors met in person (except for one director who attended telephonically) to discuss the terms of the proposed acquisition of Sedona and later on the same day by telephone. At the first meeting on October 30th, representatives of Kramer Capital Partners, LLC, Cold Spring’s financial advisor, presented its analyses and orally rendered its opinion that the purchase price to be paid in the acquisition was fair, from a financial point of view, to Cold Spring, and that the fair market value of Sedona was equal to at least 80% of Cold Spring’s net assets. At its second meeting on October 30th, Cold Spring’s board of directors unanimously approved the execution of the Securities Purchase Agreement and the other documents related to the acquisition.

On November 3, 2006, Cold Spring and Sedona entered into the Securities Purchase Agreement and related agreements and publicly announced their agreement through a joint press release. Cold Spring filed a current report on Form 8-K on the same day announcing the transaction and filed an additional current report on Form 8-K on November 8, 2006, disclosing the terms of the purchase agreement.

If the acquisition is not completed by May 16, 2007. Cold Spring will be required to liquidate as provided in its amended and restated certificate of incorporation. As of November 9, 2006, approximately $113,138,000, including interest accrued on the trust account (including the amount representing a portion of the underwriters’ discount from Cold Spring’s initial public offering, which would be paid out of the trust fund to Cold Spring’s stockholders in connection with a liquidation), was held in deposit in the trust account. Amounts paid out of the trust account upon liquidation would be net of unpaid taxes on interest.

Interests of Cold Spring Directors and Officers in the Acquisition

In considering the recommendation of the board of directors of Cold Spring to vote for the proposal to adopt the acquisition, you should be aware that certain members of the Cold Spring board have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of Cold Spring stockholders generally. In particular:

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if the acquisition is not approved pursuant to its amended and restated certificate of incorporation, thereby requiring Cold Spring to liquidate, the shares of common stock held by Cold Spring’s executives and directors may be worthless because Cold Spring’s executives and directors are not entitled to receive any of the net proceeds of Cold Spring’s initial public offering that may be distributed upon liquidation of Cold Spring. Cold Spring’s executives and directors own a total of 5,000,000 shares of Cold Spring common stock that have a market value of $27,000,000 based on Cold Spring’s share price of $5.40 as of November 10, 2006. In addition, following Cold Spring’s initial public offering, Richard A. Stratton and Joseph S. Weingarten purchased warrants to acquire an aggregate of 4,875,228 shares of Cold Spring’s common stock in the open market for an aggregate of $2,100,000. Such warrants will not have any value if Cold Spring is liquidated. Cold Spring’s executive officers and directors are contractually prohibited from selling their shares prior to six months after the consummation of the acquisition, during which time the value of their shares may increase or decrease. Thus, it is impossible to determine what the financial impact of the acquisition will be on Cold Spring’s officers and directors;

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it is anticipated that the current board of directors of Cold Spring will remain on the board after the acquisition and that Richard A. Stratton will remain the Chief Executive Officer and Chairman of the Board and Joseph S. Weingarten will remain the President and a director following the acquisition.

In addition, two companies that Mr. Stratton is affiliated with have made loans to Sedona. Resort Finance LLC, or RFL, had outstanding loans to Sedona in the aggregate principal amount of $19.3 million as of October 31, 2006. The loans are repaid as Sedona sells property based on negotiated release prices, and mature on May 20, 2008. An entity in which Mr. Stratton owns a controlling interest owns 40% of RFL. Developer Finance Corporation, or DFC, had outstanding loans to Sedona in the aggregate principal amount of $3.0 million as of October 31, 2006. The DFC loan was made to finance improvements at the golf practice facility and matures on July 26, 2007. Mr. Stratton is chairman and the controlling stockholder of DFC. See “Certain Relationships and Related Transactions.”

The Cold Spring board of directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to the stockholders that they vote for the approval of the acquisition proposal. As indicated above, the acquisition was approved by all of Cold Spring’s directors, including all of its outside and independent directors.

Interests of Directors and Officers of Sedona in the Acquisition

You should understand that some of the current managers and officers of Sedona have interests in the acquisition that are different from, or in addition to, your interest as a stockholder.  In particular:

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pursuant to, and subject to the terms of, the management services agreement, Cavan Management Services shall be the exclusive manager of the Seven Canyons Club and shall provide services to homeowners’ associations on behalf of Sedona.  The management services agreement will have a term of ten years and Cold Spring will pay Cavan Management Services a base monthly management fee of $25,000 as well as an additional monthly fee equal to 2.5% of the Club’s preceding month’s gross revenues, which do not include revenues received from sales of fractional interests, villas, lots, condominiums and golf memberships or certain other exclusions.  Cold Spring will be responsible for all costs and expenses incurred by Cavan Management Services in connection with the management services agreement, so long as such costs and expenses are in accordance with a budget that will be determined by Cold Spring.  Each party has agreed to indemnify the other for certain liabilities in connection with the management services agreement.  Cold Spring may terminate the management services agreement at its option (i) upon payment to Cavan Management Services of a termination fee, which will be $1,000,000 during the first three years, decreasing by $100,000 on the third anniversary of the agreement and by an additional $100,000 on each anniversary thereafter or (ii) if, on or before the third anniversary, David V. Cavan ceases for any reason, including death or disability, to be actively involved in the day-to-day operations of Cavan Management Services, upon payment to Cavan Management Services of $500,000.  In addition, Cavan Management Services may terminate the agreement at any time after the third anniversary of the agreement upon 180 days prior written notice.  The management agreement is also subject to termination upon the bankruptcy of one of the parties, uncured breaches and other events;

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pursuant to the brokerage agreement, Cavan Realty, Inc. shall be the exclusive broker for the sale of fractional interests in villas, lots and golf memberships at the Seven Canyons Club for a term of three years.  In connection with each sale in which Cavan Realty, Inc. has acted as broker, Sedona will pay to Cavan Realty, Inc. a commission equal to (i) 9% for sales of fractional interest, (ii) 9% for sales of lots and (iii) 10% golf membership sales.  Cavan Realty, Inc. shall be responsible for all co-brokerage commission, sales staff fees and commissions and the like.  Cold Spring may terminate the brokerage agreement, upon 90 days written notice, at any time after the one year anniversary of the brokerage agreement;

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Cold Spring and Seven Canyons Investors, the sole owner of Sedona and an affiliate of David V. Cavan, will enter into a registration rights agreement in connection with the acquisition. Pursuant to the agreement, Seven Canyons Investors will be granted registration rights with respect to the shares of common stock issuable upon conversion of the convertible subordinated note that will be issued as part of the Acquisition Consideration. The holder or holders of at least 75% of those shares of common stock will be entitled to make up to three demands that Cold Spring register these shares in a short-form registration on Form S-3, subject to certain requirements on the size of the registration. The holder or holders of these shares will also be entitled to certain “piggy-back” registration rights, subject to certain limitations. Cold Spring has agreed to bear the expenses incurred in connection with the filing of any such registration statement and to indemnify the holder or holders from certain liabilities in connection with such registrations;

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Cavan Management Services, L.L.C. and certain affiliates of Cavan Management Services have advanced approximately $7.3 million to Sedona or Sedona’s wholly-owned subsidiaries that remained outstanding as of June 30, 2006, under a series of loans with varying interest rates.  These loans will be replaced by a single note with respect to each entity to which amounts are owed at the closing of the Sedona acquisition.  Sedona or its subsidiaries, as applicable, will be required to repay this amount to Cavan Management Services on the date 18 months after the closing of the acquisition, with monthly interest payments at the rate of 8% per annum of outstanding principal;

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Sedona has a contractual relationship with Camilla Cavan Design, L.L.C. (referred to as CCD), for design consulting at the Project.  Camilla Cavan, the principal member of CCD, is David Cavan’s daughter.  The terms of Sedona’s contract with CCD provide for payment based on hourly rates of $200 per hour for Camilla Cavan, $60 per hour for project coordinators who assist Camilla Cavan, and for a fee of 15% for all purchases made by CCD on Sedona’s behalf.  The contract calls for a budgeting process with respect to design-related purchases, and provides that Sedona controls the budget; and

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Seven Canyons Club Management Services, LLC, Sedona’s wholly-owned subsidiary, leases a laundromat facility from Cavan Management Services under the terms of a lease agreement.  Pursuant to the lease agreement, Sedona is required to make payments to Cavan of $9,500 per month, and is required to pay a pro-rata share of the cost to operate the building.  The lease expires on September 30, 2016.

The Cold Spring board of directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to the stockholders that they vote for the approval of the acquisition proposal.  As indicated above, the acquisition was approved by all of Cold Spring’s directors, including all of its outside and independent directors.

Acquisition Financing

Cold Spring will use the proceeds from its initial public offering to pay the $82.1 million cash consideration in the acquisition. In addition, Cold Spring will pay the balance of the purchase price through the issuance to the owner of Sedona a $5.0 million three-year, subordinated note and a $45.0 million four-year, convertible subordinated note, which will be convertible into 7,000,000 shares of Cold Spring common stock.

Cold Spring’s Reasons for the Acquisition and Recommendation of the Cold Spring Board

The Cold Spring board of directors has unanimously concluded that the acquisition is in Cold Spring’s best interests.

In approving the Securities Purchase Agreement, the board of directors of Cold Spring relied on information (including financial information) relating to Sedona, and its industry. In addition, the board considered the opinion of Kramer Capital Partners, LLC, or Kramer Capital, that, based on conditions and considerations described in its opinion, the acquisition is fair to Cold Spring’s current stockholders from a financial point of view and that the fair market value of Sedona is equal to at least 80% of Cold Spring’s net assets (excluding the amount held in the trust account representing a portion of the underwriters’ discount).

The Cold Spring board of directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, the Cold Spring board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Cold Spring board may have given different weight to different factors.

The analysis of the Cold Spring board of directors in reaching this conclusion is described in more detail below. In considering the acquisition, the Cold Spring board gave considerable weight to the following positive factors, among others:

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The quality of the resort property – The board believes that Seven Canyons is a unique private club in a unique location surrounded by 100,000 acres of the Coconino National Forest. Cold Spring believes that the quality of this private destination club and its superior amenity package make it an attractive club for potential owners and members and, therefore an attractive acquisition value for Cold Spring.

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The expected returns – Cold Spring believes that Sedona offers the potential for significant revenue and earnings over the next few years without the requirement to make acquisitions.

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The opportunity to provide financing to customers – Currently, Seven Canyons does not provide financing to customers. Cold Spring may offer customer financing in the future. To the extent it does, Cold Spring believes Sedona presents an opportunity to build a high quality interest bearing portfolio of receivables, which will provide additional earnings opportunities.

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The experience of Sedona’s management – An important criteria to Cold Spring’s board of directors in identifying an acquisition target was that the company have a seasoned management team with specialized knowledge of the markets within which it operates. David V. Cavan, the controlling owner of Sedona, will become Cold Spring’s President of Real Estate Development. Sedona’s management team, which will continue to manage the project pursuant to a management agreement, has the ability to effectively operate Seven Canyons. Cold Spring also believes that the team’s experience will provide a platform for future acquisitions and development.

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The Terms of the Securities Purchase Agreement – The board believes the terms of the Securities Purchase Agreement, including the price, consideration, closing conditions, escrow, termination and indemnification provisions, are fair to Cold Spring.

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The potential earnings generated through a refinancing and/or recapitalization of Sedona – Cold Spring believes that there may be opportunities for Sedona to reduce its costs of borrowing. If successful, this would have a positive effect on Sedona’s net income.

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Favorable industry dynamics – The board believes that the vacation ownership market in general and the high-end fractional ownership market in particular, offer attractive opportunities for future growth. The high-end fractional ownership of vacation properties is growing at a faster pace than sales in the vacation ownership market overall, with a compound annual growth rate of 43.4% from 2000 to 2005. Additionally, favorable demographic trends, including aging baby boomers who are spending more on vacations and second homes are Sedona’s target market.

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Reasonable purchase price – The Cold Spring board of directors concluded that the purchase price was fair to Cold Spring’ stockholders based on, among other things, its views of standards generally accepted by the financial community, such as actual and potential sales, earnings and discounted cash flow.

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High barriers to entry – Entry into the high-end fractional ownership industry requires, in addition to the availability of significant capital resources, a group of personnel with skills and experience in resort management, hospitality, resort sales, marketing, finance, construction and construction management, the legal aspects of financing and selling the property, and the regulatory environment in which to declare, register, and sell the property. Sedona has over 140 employees with experience in these areas, and through the management agreement, Sedona will have access to over 41 professionals at Cavan Management Services who have demonstrated experience in these sectors.

Cold Spring’s board of directors believes that each of the above factors strongly supported its determination and recommendation to approve the acquisition. The Cold Spring board of directors did, however, also consider the following potentially negative factors, among others, in its deliberations concerning the acquisition:

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The risk that some of its public stockholders would vote against the acquisition and exercise their conversion rights and thereby reduce Cold Spring’s available funds – Cold Spring’s board of directors considered the risk that the current public stockholders of Cold Spring would vote against the acquisition and demand to redeem their shares for cash upon consummation of the acquisition, thereby depleting the amount of cash available to the combined company following the acquisition. Cold Spring’s board of directors deemed this risk to be no worse with regard to Sedona than it would be for other potential target companies, and believes that Cold Spring will still be able to implement its business plan even if the maximum number of public stockholders exercised their conversion rights and Cold Spring received only 80% of the funds deposited in the trust account.

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Certain officers and directors of Cold Spring may have different interests in the acquisition than the Cold Spring stockholders – Cold Spring’s board of directors considered the fact that certain officers and directors of Cold Spring may have interests in the acquisition that are different from, or are in addition to, the interests of Cold Spring stockholders generally, including the matters described under “—Interests of Cold

Spring Directors and Officers in the Acquisition” above. However, some of these issues would exist with respect to an acquisition of any target company.

After deliberation, the Cold Spring board of directors unanimously determined that these potentially negative factors were outweighed by the potential benefits of the acquisition, including the opportunity for Cold Spring stockholders to share in Sedona’s future possible growth and anticipated profitability.

Fairness Opinion

Kramer Capital Partners, LLC, referred to as Kramer Capital, was retained by the board of directors of Cold Spring on September 11, 2006. On October 30, 2006, Kramer Capital rendered its opinion to the Cold Spring board of directors that, as of that date, and based upon and subject to the factors and assumptions set forth therein, (i) the Sedona acquisition contemplated by the draft of the Securities Purchase Agreement by and among Cold Spring, Sedona, Seven Canyons Investors, L.L.C., and for certain purposes, David V. Cavan and Cavan Management, L.L.C. is fair from a financial point of view to Cold Spring and (ii) the aggregate fair market value of Sedona is equal to at least 80% of Cold Spring’s net assets (excluding amounts held in the trust account representing a portion of the underwriters’ discount in connection with Cold Spring’s initial public offering).

The full text of the Kramer Capital fairness opinion, dated as of October 30, 2006, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Kramer Capital provided its opinion for the information and assistance of the Cold Spring board of directors in connection with its consideration of the acquisition. The Kramer Capital fairness opinion is not a recommendation as to how any holder of Cold Spring capital stock should vote with respect to the acquisition.

In connection with rendering the opinion described above and performing its related financial analyses, Kramer Capital has, among other things:

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reviewed the November 11, 2005 prospectus of Cold Spring used in connection with its initial public offering;

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analyzed certain financial statements and other information relating to Sedona;

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reviewed the historical financial results from December 31, 2003 to December 31, 2005 and management projections from December 31, 2006 to December 31, 2009 for Sedona, as provided by Cold Spring;

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visited Seven Canyons and toured the facilities;

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reviewed Cold Spring’s analysis of potential cost savings from the Sedona acquisition;

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discussed the past and current operations and financial condition and prospects of Sedona with the management of Seven Canyons and Cavan Management Services, L.L.C.;

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analyzed the value of the total assets in the trust account (excluding the deferred underwriters’ fees) and compared this with the fair market value of Sedona;

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reviewed the draft Securities Purchase Agreement, including the term sheet related to the Management Services Agreement and the form of Escrow Agreement which are exhibits thereto;

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reviewed the structure, terms and forms of the $5 million subordinated note and the $45 million subordinated convertible note to be issued to the owner of Sedona at the closing, and indebtedness to be assumed in the Sedona acquisition;

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reviewed and discussed with management of Seven Canyons and Cold Spring the competitive strengths, weaknesses, opportunities and challenges faced by Sedona;

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discussed the tax structure and implications of the Sedona acquisition with Cold Spring’s tax counsel;

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discussed the absence of any known potential environmental liabilities with Cold Spring;

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reviewed industry research studies and reports;

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reviewed the financial terms, to the extent available, of certain transactions we deemed comparable in certain respects;

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compared the financial performance of Sedona with that of certain publicly traded companies that Kramer Capital deemed comparable in certain respects; and

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performed such other analyses and examinations and considered such other factors as Kramer Capital in its sole judgment deemed appropriate.

Kramer Capital relied upon and assumed the completeness, accuracy and fairness of (and the absence of any misleading statements in) Sedona’s financial statements, financial forecasts, management estimates as to future performance, and other information made available to Kramer Capital, and Kramer Capital did not assume responsibility for the independent verification of that information.

Kramer Capital’s opinion does not address the basic business decision to proceed with or effect the acquisition, on the one hand, or any alternative business strategies or alternative transactions that may have been available to Cold Spring, on the other hand, or any tax consequences of the acquisition. Kramer Capital did not structure the acquisition or negotiate the terms of the acquisition. In addition, Kramer Capital did not perform any appraisals or valuations of any specific assets or liabilities of Sedona (including derivative or off-balance sheet assets and liabilities), nor were any such appraisals or valuations furnished to Kramer Capital (except with an appraisal of the golf coursed dated May 31, 2006).

The following is a summary of the material financial analyses delivered by Kramer Capital to the Cold Spring board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Kramer Capital, nor does the order of analyses described represent relative importance or weight given to those analyses by Kramer Capital. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and, read alone, are not a complete description of Kramer Capital’s financial analyses. Except as otherwise noted, the following quantitative information for Sedona, to the extent that it is based on market data, is based on market data as it existed on or before October 30, 2006 and is not necessarily indicative of current or future market conditions.

Selected Companies Analysis. Kramer Capital reviewed and compared certain financial information and valuation multiples for Sedona to corresponding financial information and public market multiples for the following publicly traded corporations in the vacation ownership and related industries:

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Bluegreen Corp.

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Silverleaf Resorts Inc.

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Sunterra Corp.

The companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Sedona.

Kramer Capital calculated various financial multiples for such comparable companies based on the ratio of such companies’ operating data (obtained from SEC filings and Capital IQ estimates as of October 13, 2006) to the enterprise value and market value of such companies. Kramer Capital then compared such multiples with the multiples implied by the Sedona acquisition.

With respect to the selected companies, Kramer Capital calculated:

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Enterprise value (which is the market value of common equity plus the book value of debt, less cash) as a multiple of the latest twelve months earnings before interest, taxes and depreciation and amortization, or EBITDA;

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Enterprise value, as a multiple of estimated EBITDA for 2007;

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Market value of common equity as a multiple of the latest twelve months net income; and

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Market value of common equity as a multiple of estimated net income for 2007.

	Enterprise Value Multiples				Equity Multiples
($ in Thousands, except per share) Company Name	LTM Revenue	LTM EBITDA	2007E Revenue	2007E EBITDA	LTM Earnings	2007 Earnings
Bluegreen Corp.	0.9x	6.7x	0.9x	5.1x	8.8x	8.0x
Silverleaf Resorts Inc.	1.9x	6.1x	NA	NA	5.2x	NA
Sunterra Corporation	1.3x	8.2x	1.4x	6.7x	5.2x	NA
ILX Resorts Inc.	1.2x	8.5x	NA	NA	20.3x	NA
Mean	1.3x	7.4x	1.1x	5.9x	9.9x	8.0x
Median	1.3x	7.4x	1.1x	5.9x	7.0x	8.0x
Low	0.9x	6.1x	0.9x	5.1x	5.2x	8.0x
High	1.9x	8.5x	1.4x	6.7x	20.3x	8.0x

Sedona Implied Multiples			1.8x	3.5x		4.2x

Source: Publicly available SEC filings. Projections from Thomson’s Financial where available (otherwise I/ B/ E/ S). Share price as of 10 /13/ 06

The mean multiple of the market value of common equity to the net income of the selected publicly traded companies was 8.3x on a 2007 basis. This compares with the multiple of common equity to estimated 2007 earnings implied by the consideration to be paid by Cold Spring in the Sedona acquisition, referred to as the Purchase Consideration, of 4.2x. Because it is estimated that Sedona will be at different stage of its development in 2007 than it was on a latest twelve months basis, Kramer Capital did not view the multiple of common equity to earnings on a latest twelve months basis to be meaningful.

The mean multiple of the enterprise value to EBITDA of the selected publicly traded companies was 7.0x and 6.2x on a 2007 basis. This compares with the multiple of enterprise value to estimated 2007 EBITDA implied by the Purchase Consideration of only 3.0x. Because it is estimated that Sedona will be at different stage of its development in 2007 than it was on a latest twelve months basis, we did not view the multiple of enterprise value to EBITDA on a latest twelve months basis to be meaningful.

The multiples implied by the Sedona acquisition were calculated based on the ratio of Sedona’s operating data (provided by Seven Canyon’s management) to an implied transaction value of $203.5 million (based on the Purchase Consideration of $133.1 million, which includes Cold Spring’s anticipated transaction expenses, plus $70.4 million of net assumed indebtedness).

While Sedona is currently a single project, Cold Spring has informed Kramer Capital that it intents to utilize Sedona as a platform for future projects and be an active real estate developer. If the public market views Cold Spring as a vacation ownership or real estate development company, then Cold Spring will likely be valued using multiples of common equity to net income and enterprise value to EBITDA at levels similar to the selected public companies, and which would imply equity and enterprise values higher than the Purchase Consideration.

Selected Transactions Analysis. Kramer Capital reviewed the terms of certain merger and acquisition transactions reported in SEC filings, public company disclosures, press releases, industry and press reports, data bases and other sources relating to the selected transactions listed below (listed by target/acquirer) in the vacation ownership and related industries since 1999. Kramer Capital recognized that these transactions occurred from four to seven years ago and therefore may represent different underlying trends in the real estate market and the economy in general. Kramer Capital calculated the following multiples with respect to the enterprise value of the selected transactions:

($ in Thousands) Announce Date	Close Date	Target	Buyer	Enterprise Value	TEV/ EBITDA	TEV/ Revenue	Price/ Book	Price/ Net Income
7/19/1999	10/1/1999	Vistana	Starwood Hotels & Resorts	$584,400	9.8x	2.1x	2.3x	14.9x
11/2/2000	4/2/2001	Fairfield Communities	Cendant Corporation	777,900	6.7x	1.4x	2.2x	10.8x
12/17/2001	2/11/2002	Equivest Finance	Cendant Corporation	344,700	8.4x	2.7x	1.1x	11.8x
4/1/2002	6/3/2002	Trendwest Resorts	Cendant Corporation	985,400	9.0x	2.1x	3.3x	17.5x
Mean				$673,100	8.5x	2.1x	2.2x	13.7x
Median				$681,150	8.7x	2.1x	2.3x	13.3x
Low				$344,700	6.7x	1.4x	1.1x	10.8x
High				$985,400	9.8x	2.7x	3.3x	17.5x

Sedona Implied Multiples (1)					3.5x	1.4x	NA	4.2x

(1) Implied multiples based off of Sedona 2007 projected financials and a purchase price of $132.8 million and implied enterprise value of $222.3 million

Kramer Capital then compared such multiples with the multiples implied by the Sedona acquisition. The mean multiple of market value of common equity to the net income of the selected transactions was 13.7x on a latest twelve months basis (data was not available for projected net income on an estimated 2007 basis). This compares with the multiple of common equity to estimated 2007 earnings implied by the Purchase Consideration of 4.2x. Because it is estimated that Sedona will be at different stage of its development in 2007 than it was on a latest twelve months basis, we did not view the multiple of common equity to earnings on a latest twelve months basis to be meaningful.

The mean multiple of the enterprise value to EBITDA of the selected publicly traded companies was 8.5x on a latest twelve months basis (data was not available for projected EBITDA on an estimated 2007 basis). This compares with the multiple of enterprise value to estimated 2007 EBITDA implied by the Purchase Consideration of 3.0x. Because it is estimated that Sedona will be at different stage of its development in 2007 than it was on a latest twelve months basis, we did not view the multiple of enterprise value to EBITDA on a latest twelve months basis to be meaningful.

While Sedona is currently a single project, Cold Spring has informed Kramer Capital that it intents to utilize Sedona as a platform for future projects and be an active real estate developer. If the public market views Cold Spring as a vacation ownership or real estate development company, then Cold Spring will likely be valued using multiples of common equity to net income and enterprise value to EBITDA at levels similar to those implied by the selected transactions, and which would imply equity and enterprise values higher than the Purchase Consideration.

Discounted Cash Flow Analysis. Kramer Capital performed a discounted cash flow analysis on Sedona using Sedona’s management projections. For purposes of the discounted cash flow valuation, Kramer Capital analyzed the value of the Sedona acquisition on a stand-alone basis, without attributing any value to the operating platform provided by Sedona and its expertise to profitably develop future projects.

Kramer Capital estimated a range of total enterprise value for Sedona based on the net present value of (i) its implied annual debt-free cash flows, (ii) a terminal value in 2009, which was calculated utilizing (a) the Gordon Growth approach and the EBITDA multiple implied by this approach, at various weighted average costs of capital and assumed growth rates, applied toward Sedona’s ongoing business, excluding its consumer lending portfolio, and (b) the estimated value of Sedona’s potential mortgage portfolio.

We utilized terminal growth rates ranging from 0.0% to 2.0% and discount rates ranging from 7.5% to 9.5%. The ranges for discount rates were chosen based on an analysis of Sedona’s cost of capital. Based on this analysis, the resulting enterprise values ranged from $201.0 million to $252.0 million, which implies an equity valuation range from $131.0 million to $182.0 million.

Additional Considerations. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Kramer Capital’s opinion. In arriving at its determination of fairness from a financial point of view to Cold Spring, Kramer Capital considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Kramer Capital made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No selected company or transaction used in the above analyses as a comparison is perfectly comparable to Sedona or the contemplated transaction.

Kramer Capital prepared these analyses for purposes of providing its opinion to the Cold Spring Board of Directors as to the fairness to Cold Spring from a financial point of view of the Sedona acquisition contemplated by the draft Securities Purchase Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Cold Spring nor Kramer Capital nor any other person assumes responsibility if future results are materially different from those forecast.

The acquisition consideration was determined through arms’-length negotiations between Seven Canyons and Cold Spring and was approved by the Cold Spring board of directors. Kramer Capital did not recommend any specific amount of consideration to the Cold Spring board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger. The foregoing summary does not purport to be a complete description of the analyses performed by Kramer Capital in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Kramer Capital attached as Annex B.

Kramer Capital, as part of its customary investment banking practice, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, corporate and other purposes. Our board of directors determined to use the services of Kramer Capital because it is a recognized banking firm that has substantial experience in similar matters. Kramer Capital received a fee of $150,000 for providing the fairness opinion. The fee received by Kramer Capital was not contingent on the consummation of the acquisition or the conclusions expressed in the opinion. Cold Spring also reimbursed Kramer Capital for its out-of-pocket expenses in connection with the engagement and agreed to indemnify Kramer Capital against certain liabilities incurred in connection with its services. Cold Spring will pay Kramer Capital an additional $15,000 if Cold Spring requests Kramer Capital to bring down its fairness opinion.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of Cold Spring in connection with any of the matters to be submitted to stockholders at the special meeting.

United States Federal Income Tax Consequences of the Acquisition

Our common stockholders that do not exercise their conversion rights will continue to hold their common stock and as a result will not recognize any gain or loss from the acquisition.

Common stockholders that exercise their conversion rights will recognize gain or loss to the extent that the amount received by such common stockholder upon conversion is greater than or less than, respectively, such stockholder’s tax basis in their shares. A stockholder’s tax basis in the shares generally will equal the cost of the shares. A stockholder that purchased our units will have to allocate the cost between the shares and the warrants of the units based on their relative fair market values at the time of the purchase. Assuming the shares are held as a capital assets, the gain or loss will be capital gain or loss and will be long-term capital gain or loss if such stockholder’s holding period in the shares is longer than one year.

Regulatory Matters

Cold Spring believes that the acquisition and the transactions contemplated by the Securities Purchase Agreement are not subject to any material federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Consequences if the Acquisition Proposal is Not Approved

If the acquisition is not consummated by May 16, 2007, Cold Spring will be required to liquidate as provided in its amended and restated certificate of incorporation.

Required Vote

Approval of the acquisition proposal will require the affirmative vote of a majority of the shares of Cold Spring’s common stock issued in Cold Spring’s initial public offering, or the public shares, that are voted at the meeting. In addition, each Cold Spring stockholder that holds public shares has the right to vote against the acquisition proposal and, at the same time demand that Cold Spring convert such stockholder’s pubic shares into cash equal to a pro rata portion of the trust account (excluding the amounts held in the trust account representing a portion of the underwriters’ discount) in which a substantial portion of the net proceeds of Cold Spring’s initial public offering is deposited. These shares will be converted into cash only if the acquisition is completed and the stockholder requesting conversion holds such shares until the date the acquisition is consummated. Based on the amount of cash held in the trust account as of the date hereof, without taking into account any interest accrued, the public stockholders will be entitled to convert each share of common stock that they hold into approximately $5.37, or $0.63 less than the per-unit offering price of $6.00 for which holders purchased units in the initial public offering. However, if the holders of 4,000,000 or more shares of common stock issued in Cold Spring’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, or if the acquisition does not close on or before May 16, 2007, then Cold Spring will not be able to consummate the acquisition and will be required to liquidate as provided in its amended and restated certificate of incorporation. Broker non-votes, abstentions or the failure to vote on the acquisition proposal will have no effect on the outcome of the vote. In addition, Cold Spring’s initial stockholders, including all of its directors and officers, who purchased shares of common stock prior to Cold Spring’s initial public offering and presently, together with their affiliates, own an aggregate of approximately 20% of the outstanding shares of Cold Spring common stock, have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other Cold Spring stockholders on the acquisition proposal. No vote of the warrant holders is necessary to adopt the acquisition proposal, and Cold Spring is not asking the warrant holders to vote on the acquisition proposal.

Recommendation

After careful consideration, Cold Spring’s board of directors has determined unanimously that the acquisition proposal is fair to and in the best interests of Cold Spring and its stockholders. Cold Spring’s board of directors has approved and declared advisable the acquisition proposal and unanimously recommends that you vote or give instructions to vote “FOR” the proposal to approve the acquisition.

The foregoing discussion of the information and factors considered by the Cold Spring board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Cold Spring board of directors.

The board of directors recommends that the stockholders vote “FOR” Proposal No. 1 to approve the acquisition of Sedona pursuant to the Securities Purchase Agreement.

SECURITIES PURCHASE AGREEMENT

The following summary of the material provisions of the Securities Purchase Agreement is qualified by reference to the complete text of the Securities Purchase Agreement, a copy of which is attached as Annex A to this proxy statement. Annex A includes the forms of escrow agreement, registration rights agreement and seller notes referred to below. Cold Spring stockholders are encouraged to read the Securities Purchase Agreement, including the exhibits thereto, in its entirety for a more complete description of the terms and conditions of the acquisition.

Structure of the Acquisition

At the effective time of the acquisition, Sedona will continue as the operating company and become a wholly-owned subsidiary of Cold Spring. All of Sedona’s direct and indirect subsidiaries will continue as subsidiaries of Sedona and indirect subsidiaries of Cold Spring.

Purchase Price; Payment; Notes

The aggregate purchase price for all of the outstanding equity of Sedona is (i) $82,130,168.44 cash increased by $10,975.15 for each day after December 31, 2006 on which the closing occurs (as so increased, referred to as the Cash Consideration), (ii) $5,000,000 in subordinated notes of Cold Spring and (iii) $45,000,000 in convertible subordinated notes of Cold Spring (referred to as the Debt Consideration and, together with the Cash Consideration, the Acquisition Consideration). At the closing of the acquisition (referred to as the Closing), Cold Spring shall make the following payments (in an amount, in the aggregate, equal to the Cash Consideration): (a) first, to the respective payees of any costs and expenses incurred by Sedona or its subsidiaries or the owner of Sedona in connection with the acquisition of Sedona (referred to as the Seller’s Expenses) and to the respective payees of any change of control, sale and transaction bonuses payable to employees of Sedona or its subsidiaries as a result of the transactions contemplated by the Securities Purchase Agreement (referred to as the Transaction Liabilities), (b) second, to Mellon Trust of New England, N.A. (referred to as the Escrow Agent) $1,000,000 to be held in escrow in accordance with the terms of the Escrow Agreement (as hereinafter defined) and (c) third, the remainder of the Acquisition Consideration to Seven Canyons Investors, the sole owner of Sedona. At the Closing, Cold Spring will also deliver $7,500,000 in convertible subordinated notes to the Escrow Agent and the remainder of the Debt Consideration to the sole owner of Sedona.

The $5,000,000 subordinated note that is part of the Acquisition Consideration bears interest at 8% per annum, payable semi-annually beginning on the date that is six months following the consummation of the acquisition, and matures on the third anniversary of the consummation of the acquisition. The obligations under the note are subordinated to secured indebtedness owed by Cold Spring or its subsidiaries to banks or other financial or lending institutions. Cold Spring may prepay the note in whole or in part at any time. The amounts due under the note will, at the option of the holder, be accelerated upon certain events, including a default in the payment of any amount due under the note for more than seven days, the acceleration of more than $5 million under any other indebtedness of Cold Spring, or Cold Spring’s bankruptcy. The form of this note is included with the Securities Purchase Agreement attached hereto as Annex A.

The $45,000,000 subordinated convertible note that is part of the Acquisition Consideration bears interest at 8% per annum, payable semi-annually beginning on the date that is 15 months following the consummation of the acquisition, and matures on the fourth anniversary of the consummation of the acquisition. The obligations under the convertible note are subordinated to secured indebtedness owed by Cold Spring or its subsidiaries to banks or other financial or lending institutions. Cold Spring may prepay the convertible note in whole or in part at any time. The amounts due under the convertible note will, at the option of the holder, be accelerated upon certain events, including a default in the payment of any amount due under the note for more than seven days, the acceleration of more than $5 million under any other indebtedness of Cold Spring, or Cold Spring’s bankruptcy. The convertible note mandatorily converts into 7 million shares of Cold Spring’s common stock if the average daily closing price of Cold Spring’s common stock equals or exceeds $6.43 per share during any period of 20 consecutive trading days after the first anniversary of the consummation of the acquisition. In addition, during the 30-day period following the first anniversary of the consummation of the acquisition, the holder of the note can elect to convert the note into 7 million shares of common stock regardless of the trading price. No accrued but unpaid interest on the convertible note will be paid upon a conversion, and such interest shall be deemed waived. The form of this note is included with the Securities Purchase Agreement attached hereto as Annex A.

Closing

Subject to the provisions of the Securities Purchase Agreement, the closing of the acquisition will take place no later than three business days after the satisfaction or waiver of the closing conditions below under “—Conditions to the Completion of the Acquisition” or such other date as is mutually agreed upon in writing by Cold Spring and Sedona.

Escrow Agreement; Indemnification

At the Closing, $1,000,000 in cash and $7,500,000 in principal amount of the convertible subordinated notes (referred to as the Escrow Fund) shall be deposited with the Escrow Agent for the purpose of paying all indemnification obligations of the owner of Sedona under the Securities Purchase Agreement. The Escrow Fund will be held and disbursed in accordance with the terms of an escrow agreement (referred to as the Escrow Agreement) to be entered into as of the Closing by and among Seven Canyons Investors, Cold Spring and the Escrow Agent. The Escrow Agreement is included with the Securities Purchase Agreement attached hereto as Annex A.

From and after the Closing, subject to the limitations and conditions contained in the Securities Purchase Agreement, Cold Spring and its affiliates (referred to as the Purchaser Indemnified Parties) shall have the right to submit indemnification claims against the Escrow Fund for any losses suffered by them that result from (i) any breach or violation, or the inaccuracy, of any representation or warranty made by Sedona or Seven Canyons Investors in the Securities Purchase Agreement or in any certificate delivered by Sedona or Seven Canyons Investors at Closing, (ii) covenants or agreements of Sedona contained in the Securities Purchase Agreement to be performed prior to or at the Closing, (iii) any breach or violation of the covenants or agreements of Seven Canyons Investors, including tax covenants, (iv) the failure of any portion of the Seller’s Expenses or Transaction Liabilities to be paid at Closing, (v) any lien on any property or assets of Sedona or any subsidiary after the Closing as a result of matters existing or relating to any period prior to Closing other than permitted liens or (vi) any litigation, suit, proceeding, arbitration, tax audit or investigation with respect to the affairs of Sedona or any subsidiary prior to Closing.

In general, the representations, warranties and covenants to be performed prior to the Closing contained in the Securities Purchase Agreement or any certificate delivered at the Closing pursuant to the Securities Purchase Agreement shall survive for one year following the Closing. The representations and warranties contained in Article 2 and Sections 3.1, 3.4(a), 3.5, 3.6, 3.10(a) (last sentence only), 3.14, 3.25, 4.1, 4.2, 4.3, 4.6 and 4.9 of the Securities Purchase Agreement shall survive indefinitely after the Closing and the representations and warranties contained in Section 3.28 of the Securities Purchase Agreement shall survive until 30 days after the expiration of the relevant statute of limitations period. No claim for indemnification under the Securities Purchase Agreement for breach of any representation or warranty or violation of any pre-Closing covenant or agreement may be brought after the applicable cut-off-date set forth above except for (i) claims of which Seven Canyons Investors has been notified by Cold Spring within the applicable period or (b) claims of which Cold Spring has been notified by Seven Canyons Investors within the applicable period. Further, in the event that the Purchaser Indemnified Parties bring a claim against Seven Canyons Investors for a breach of any representation or warranty which was actually known by Seven Canyons Investors or Sedona to be inaccurate at the Closing and which was not previously disclosed to Cold Spring in writing prior to the Closing, all claims related to such breach shall survive indefinitely.

Cold Spring shall indemnify Seven Canyons Investors and hold it harmless against any losses that arise from any breach or violation of the representations, warranties, covenants or agreements of Cold Spring set forth in the Securities Purchase Agreement.

Cold Spring will be entitled to indemnification for breaches of representations and warranties only when the aggregate amount of all losses to such Indemnified Parties exceeds $250,000 (referred to as the Threshold Amount) at which point the Indemnified Parties shall be entitled to recover all losses in excess of such amount (subject to the Cap, as defined below), except that claims for breach of any representation or warranty that is subject to material adverse effect or other materiality qualifier shall not be subject to the $250,000 limit. The aggregate liability of the indemnifying parties in connection with their indemnification obligations under the Securities Purchase Agreement, in the absence of fraud or willful misconduct, shall not exceed, in the aggregate, $8.5 million (referred to as the Cap); provided that (i) any claim for a breach of any of the Specified Representations shall not be subject to the Threshold Amount and shall not be included in any determination of whether the Cap has been reached and (ii) any claim for breach of any representation or warranty which was actually known by Sedona or Seven Canyons

Investors to be inaccurate at Closing and was not disclosed in writing to Cold Spring shall not be subject to the Threshold Amount and shall not be included in any determination of whether the Cap has been reached. In addition, with respect to losses for breaches of representations and warranties to the extent based on facts and circumstances occurring after the date of the Securities Purchase Agreement that are disclosed in writing to Cold Spring, Cold Spring will not be entitled to recover such losses unless and until the aggregate claims therefor exceed $250,000, at which time Cold Spring will be entitled to recover losses for all claims in excess of such amount subject the other terms of the indemnification provisions. Subject to the terms of the Securities Purchase Agreement, Cold Spring will have certain set-off rights in the event Seven Canyons Investors fails to satisfy any indemnification obligation.

Representations and Warranties

The Securities Purchase Agreement contains a number of representations and warranties that each of the Seven Canyons Investors, Sedona and Cold Spring have made to each other. The representations and warranties of Seven Canyons and Sedona relate to:

•

title to the equity interests transferred at Closing;

•

organization, power and authority;

•

absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees, as a result of the contemplated transaction;

•

receipt of all required consents and approvals;

•

due authorization and enforceability of the Securities Purchase Agreement and all agreements, documents and instruments contemplated by such agreement;

•

Subsidiaries;

•

foreign qualification;

•

Capitalization;

•

financial information;

•

Indebtedness;

•

absence of certain changes or events since December 31, 2005;

•

material contracts;

•

real property;

•

personal property;

•

intellectual property;

•

accounts receivable;

•

warranty claims;

•

business relationships;

•

regulatory and legal compliance;

•

licenses and permits;

•

litigation;

•

tax matters;

•

employees and compensation;

•

ERISA; compensation and benefit plans;

•

environmental matters;

•

Insurance;

•

affiliate transactions;

•

absence of undisclosed liabilities;

•

banking relationships;

•

brokers;

•

accuracy of information included in proxy statement; and

•

investment representations.

The representations and warranties of Cold Spring relate to:

•

organization, power and authority;

•

absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees, as a result of the contemplated transaction;

•

due authorization and enforceability of the Securities Purchase Agreement and all agreements, documents and instruments contemplated by such agreement to which Cold Spring is a party;

•

brokers;

•

SEC reports and financial statements;

•

investment representations;

•

litigation;

•

sufficient funds to pay the Cash Consideration; and

•

the status of the shares issuable upon exercise of the convertible note.

Interim Covenants

Under the Securities Purchase Agreement, Sedona and its subsidiaries, prior to completion of the acquisition, have agreed to conduct their business in compliance with the following covenants:

•

maintain Sedona’s legal existence;

•

use reasonable efforts to preserve Sedona’s business and its business organization intact and retain Sedona’s licenses, permits, authorizations, franchises and certifications and preserve existing contracts and goodwill;

•

conduct business in the ordinary course and in compliance with all laws;

•

maintain insurance policies and arrange for replacement insurance policies to be in effect at the closing;

•

maintain Sedona’s books, accounts and records in Sedona’s ordinary manner;

•

report material operational matters and the status of ongoing operations to representatives of Cold Spring;

•

Prepare and timely file all tax returns and pay all taxes when due;

•

use reasonable efforts to operate in a manner as to assure that the representations and warranties of Sedona and Seven Canyons Investors set forth in the Securities Purchase Agreement are true and correct as of the Closing;

•

will not change its method of management or operations in any material respect;

•

will not sell, lease, pledge, encumber, dispose of or license any assets or property or commit to do so other than in the ordinary course of business consistent with past practice;

•

will not incur any indebtedness, assume, guarantee or endorse or otherwise become responsible for the obligations of another person or subject its properties or assets to any lien;

•

will not make any loans or advances other than, in the ordinary course of business and consistent with past practice and in compliance with law, (i) deposits or advances required in connection with construction of improvements in accordance with a previously approved business plan or (ii) extensions of credit to members of the golf club owned by Sedona;

•

will not modify, amend, cancel or terminate any material contract;

•

will not change compensation payable to any officer, director, manager, employee, agent, representative, independent contractor or consultant or pay or agree to pay any bonus or similar payment (other than bonus payments or other amounts which Sedona or any subsidiary previously committed to and disclosed in the schedules to the Securities Purchase Agreement) or terminate, amend, modify or change any benefit plan;

•

will not promote or change the job title or otherwise materially alter the responsibilities or duties of any management employee or officer;

•

will not terminate the services of any present employee, consultant or agent except in the ordinary course of business or for good cause and key executives may only be terminated for good cause;

•

will not enter into any contract that has an obligation involving more than $50,000, contingent or otherwise or which may have a continuing effect after the Closing other than in the ordinary course of business consistent with past practice, or which may limit Sedona’s method of conducting or its scope of business;

•

will not declare, make or cause to be made or set aside any dividend, distribution, redemption, repurchase, recapitalization, reclassification, issuance, split, combination or other transaction involving Sedona’s equity securities or authorize the creation of additional equity securities or any option, warrant or right to acquire such equity securities or split, combine or reclassify and equity securities;

•

will not propose or adopt an amendment to its organizational document;

•

will not make any change to its accounting practices or procedures except as required by generally accepted accounting principles;

•

will not make any upward revaluation of any of its assets except as required by law or make any material change to its tax practice, tax election or any tax return;

•

will not change its customer pricing, rebates or discounts other than in the ordinary course of business;

•

will not acquire any material assets, properties, business or person;

•

will not cancel or waive any rights of substantial value or pay, discharge or settle any claim of substantial value;

•

will not make any capital expenditures that, individually or in the aggregate, exceed $25,000, other than in connection with the construction of improvements to Sedona property according to Sedona’s overall plan for subdivision and development of Sedona property;

•

will not settle or compromise any suit or claim or threatened suit or claim relating to the acquisition or make any tax election or settle or compromise any material income tax liability;

•

will not take any other action that could have a material adverse effect on the business or affairs, assets, condition, prospects or results of operations of Sedona or any subsidiary or material division or that could adversely affect or detract from the value of Sedona, any subsidiary or their respective businesses; and

•

will not commit to do anything in violation of the above covenants.

Tax Covenants

Sedona, Seven Canyons Investors and Cold Spring have agreed to treat and report the acquisition consistently for the purposes of any federal, state, local or foreign tax. Seven Canyons Investors has agreed to prepare (in accordance with the past practices of Sedona, except as required by law) and file or cause to be filed tax returns for Sedona and its subsidiaries for the taxable periods ending on or before the Closing, subject to Cold Spring’s right to review and comment on such tax returns, such tax returns to be revised in the case of reasonably requested revisions, 10 days prior to filing. Seven Canyons Investors shall be responsible for all taxes of Sedona or any subsidiary for pre-Closing taxable periods to the extent due and payable prior to Closing and shall pay any such taxes to the extent not already paid to the taxing authority no later than five business days prior to the due-date. Sedona has agreed to prepare and file or cause to be filed tax returns for Sedona and its subsidiaries for the taxable periods beginning before the Closing and ending after the Closing. Following the Closing, Sedona shall control the conduct of any audit, claim for refund or administrative or judicial proceeding involving an asserted tax liability or refund with respect to Sedona or any subsidiary except (i) in the case of a contest that relates solely to a pre-Closing tax period,

Seven Canyons Investors shall control the contest but Sedona shall have a right to participate in such contest at its own expense and Seven Canyons Investors may not settle or concede any portion of the contest that could affect the tax liability of Sedona or any subsidiary for a post-Closing taxable period without the written consent of Sedona and (ii) if Seven Canyons Investors fails to assume control of a contest within 30 days of receipt of notice, Sedona has a right to assume control of such contest and settle, compromise or concede any portion of such contest. Seven Canyons Investors has agreed to pay all transfer taxes and fees incurred in connection with the Securities Purchase Agreement and Sedona will, at Seven Canyons Investors’ expense, file all necessary tax returns and documentation.

Stub Period Financial Statements and Reports

During the period commencing on the execution of the Securities Purchase Agreement and ending at the Closing or the termination of the Securities Purchase Agreement, within fifteen days of the end of each month or, if earlier, contemporaneously with the delivery to the members, managers, directors, stockholder or lenders of Sedona or any subsidiary, Sedona shall deliver to Cold Spring (i) an unaudited consolidated balance sheet of Sedona and its subsidiaries for the month most recently ended and (ii) consolidated statements of cash flow and income and members’ deficit/equity for the month most recently ended. If the Closing has not occurred before February 15, 2007, Sedona will deliver to Cold Spring on or before March 1, 2007, an audited consolidated balance sheet of Sedona as of December 31, 2006 and the audited consolidated statements of cash flow and income and members’ deficit/equity for the fiscal year ended December 31, 2006. During the period commencing on the execution of the Securities Purchase Agreement and ending at the Closing or the termination of the Securities Purchase Agreement, within ten days of the end of each month, Sedona shall deliver to Cold Spring a sales report, showing sales of lots, fractional ownership interests and golf memberships during the most recently ended month. In addition, Sedona has agreed, at its expense, to hire promptly and continue to employ through Closing a controller reasonably acceptable to Cold Spring. Sedona will also, at its expense, retain promptly and continue to retain through Closing, an outside firm to assist Sedona in producing monthly financial statements.

No Solicitation by Sedona

During the period commencing on the execution of the Securities Purchase Agreement and ending at the Closing or the termination of the Securities Purchase Agreement, Sedona and Seven Canyons Investors have agreed that they will not (and they will cause their respective subsidiaries, officers, stockholders, directors, managers, agents, consultants, representatives and affiliates not to) (i) solicit competing offers for the recapitalization or purchase of Seven Canyons Investors, Sedona or any subsidiary of Sedona or the purchase of all or any substantial portion of the equity interests or assets of Seven Canyons Investors, Sedona or any subsidiary, (ii) negotiate or otherwise respond, other than to decline to enter into any negotiations, with respect to any unsolicited offer or indication of interest or (iii) furnish confidential information to any person in connection with any such transaction.

Confidentiality

Seven Canyons Investors, Cavan Management Services and David V. Cavan have agreed, following the Closing, not to directly or indirectly disclose or make use of any trade secrets or other information of a business, financial, marketing or technical nature pertaining to Sedona, its subsidiaries or their respective businesses, including information of others that Sedona or any subsidiary has agreed to keep confidential, except if (i) the information is lawfully and independently obtained from a third party without restriction, (ii) the information enters the public domain through no fault of Seven Canyons Investors, Cavan Management Services and David V. Cavan, (iii) the information is independently developed by Seven Canyons Investors, Cavan Management Services and David V. Cavan without reference to confidential or proprietary information of Sedona or its subsidiaries, (iv) the information becomes public knowledge other than by breach of the Securities Purchase Agreement by Seven Canyons Investors, Cavan Management Services and David V. Cavan, (v) disclosure is required in connection with the performance of Mr. Cavan’s duties as an employee or independent contractor of Sedona, (vi) disclosure is required to file tax returns and comply with tax laws or (vii) disclosure is required by law or legal process.

Pending the Closing, Cold Spring has agreed to keep confidential and not disclose any proprietary information of Sedona or any subsidiary of Sedona other than to its affiliates, partners, directors, officers, employees, advisors and financing sources except if (i) the information is lawfully and independently obtained by Cold Spring from a third party without restriction as to disclosure, (ii) the information was known by Cold Spring prior to its disclosure by or on behalf of Sedona or any subsidiary, (iii) the information is in the public domain or enters the public domain through no fault of Cold Spring, (iv) the information is independently developed by Cold Spring without reference to information provided by Seven Canyons Investors, Sedona or its subsidiaries, (v) disclosure is required by law or (vi) disclosure is required by the SEC in connection with this proxy statement.

Non-Competition

For a period commencing on the Closing and ending on the five year anniversary of the Closing, Seven Canyons Investors, Cavan Management Services and David V. Cavan have agreed not to, directly or indirectly, (a) engage in or assist any other person to engage in any business, within 100 miles of any Sedona property, that involves the development of a real estate project that includes a golf course, together with either time shares or fractional interests in residential improvements or residential lots, referred to as a Covered Business, except any projects in which Seven Canyons Investors or Mr. Cavan are currently involved, (b) solicit or endeavor to entice away from Sedona, offer employment or a consulting position to or interfere with the business relationship of Sedona with, any person who is, or was within the one year period prior to the Closing, an employee or consultant to Sedona, or (c) solicit or endeavor to entice away, reduce the business conducted with Sedona by, or otherwise interfere with the business relationship with any person who is, or was within the one year period prior to the Closing, a customer or client of, supplier, vendor or service provider to, or having a business relationship with, Sedona.

In addition, if Seven Canyons Investors, Cavan Management Services, or David V. Cavan begins to consider the acquisition of a Covered Business, they shall deliver a written notice to Cold Spring describing the summary terms of that acquisition. If Seven Canyons Investors, Cavan Management Services or David V. Cavan begins to consider or proposes the acquisition, directly or indirectly, of any ownership interest in a real estate project, including a golf course, together with either time shares or fractional interests in residential improvements or residential lots as components of such project (other than disclosed projects in which they are currently involved), outside of the 100-mile boundary of the Sedona property, they will provide Cold Spring with written notice describing the summary terms of the potential acquisition and offer Cold Spring the right to acquire the project. If Cold Spring notifies them within 20 days that Cold Spring wishes to participate in the acquisition, the parties will use reasonable efforts to effect Cold Spring’s participation in such acquisition and negotiate in good faith the terms under which Cold Spring would retain Cavan Management Services to manage the development and operation of the project and the terms of the “carried interest” to be provided to Cavan Management Services in connection with the profits from the project after repayment of capital and a reasonable return thereon. If the parties cannot agree on terms after 60 days, Seven Canyons Investors, Cavan Management Services, and/or David V. Cavan, as the case may be, may acquire the project for its own account substantially on the terms originally described to Cold Spring, but if they do not acquire the project within those 60 days, they will be again required to offer the project to Cold Spring in accordance with the terms set forth above.

Board Visitation Rights

As long as Seven Canyons Investors, Cavan Management Services and David V. Cavan collectively own at least 51% of the aggregate principal amount of the Debt Consideration (and at least 51% of any common stock issued on conversion of the Debt Consideration), Cold Spring will allow a representative designated by Seven Canyons Investors who shall be reasonably acceptable to Cold Spring to attend meetings of the Cold Spring board of directors in a non-voting capacity.

Cold Spring’s Trust Account

Sedona and Seven Canyons Investors have agreed that they have no right, title, interest or claim of any kind to the monies deposited by Cold Spring in a trust account (initially in the amount of $109,826,000) and agree to waive any claim they may have in the future arising out of any negotiations, contracts or agreements with Cold Spring and will not seek recourse against the trust account for any reason.

Hedging Transactions

Neither Seven Canyons Investors, Cavan Management Services, David V. Cavan, nor their respective affiliates will at any time prior to the conversion or maturity of the $45 million convertible subordinated notes of Cold Spring that are part of the Acquisition Consideration, directly or indirectly, make any short sale or otherwise enter into any arrangement, including a monetization arrangement or hedging or similar transaction, that has the effect of transferring any or all of the economic benefits of ownership of Cold Spring common stock, or any securities convertible into Cold Spring common stock, and will not announce an intention to do any of the foregoing.

Cold Spring Stockholders’ Meeting

As promptly as reasonably practicable after (i) the receipt by Cold Spring of all financial and other information related to Sedona and its subsidiaries reasonably requested by Cold Spring, (ii) all comments received by the SEC on this proxy statement are resolved to the satisfaction of the SEC or the period for review of this proxy statement by the SEC has lapsed and (iii) the receipt from Kramer Capital of a fairness opinion stating that the acquisition is fair to Cold Spring from a financial point of view and the fair value of Sedona and its subsidiaries is equal to at least 80% of Cold Spring’s net assets (excluding the amount held in the trust account representing a portion of the underwriter’s assets) on or about the date of mailing, Cold Spring has agreed to mail this proxy statement to its stockholders and call and hold a meeting of its stockholders for the purpose of seeking the adoption of the acquisition proposal by its stockholders. Cold Spring has also agreed that it will, through its board of directors and subject to their fiduciary duties or as otherwise required by law, recommend to its stockholders that they approve and adopt the acquisition proposal.

Indemnification of Sedona Personnel

For six years after the Closing, Cold Spring will cause Sedona to indemnify, defend and hold harmless each person who is a manager, member, officer, director, employee or agent of Sedona at the time of the Closing or who served in such capacity prior to the Closing, in each case to the fullest extent permitted or required under Sedona’s operating agreement in effect on the date of the Closing.

Conditions to the Completion of the Acquisition

The obligations of Cold Spring to consummate the acquisition are subject to customary closing conditions, which are set forth in Section 8.1 of the attached Securities Purchase Agreement, including, but not limited to, the following conditions:

•

the representations and warranties of Sedona and Seven Canyons Investors must be true and accurate in all respects on and (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date) as of the date of the Closing with the same effect as though made on and as of such date, provided that this condition shall be deemed not to have been satisfied only if the failure of such representation(s) or warranty(ies) to be true, individually or in the aggregate, has a material adverse effect (other than the representations and warranties contained in Section 3.6, which shall be true and correct in all respects) and Seven Canyons Investors and an officer of Sedona shall deliver a certificate certifying as to the foregoing matters;

•

Sedona and Seven Canyons Investors must have performed in all material respects all covenants, agreements and conditions that are to be performed by them and Seven Canyons Investors and an officer of Sedona shall deliver a certificate certifying as to the foregoing matters;

•

there shall be no event or condition that could constitute a default or breach under or acceleration or cancellation of any indebtedness agreements;

•

construction must have been completed on at least 10 villa units included in Parcel A of the Sedona property and there must be at least 100 fractional ownership interests in that parcel available for sale;

•

Sedona and Seven Canyons Investors shall have obtained all required consents on terms reasonably satisfactory to Cold Spring and no such consents shall have been withdrawn, suspended or conditioned;

•

no governmental or regulatory authority, court or third party shall have commenced or threatened to commence any action that would prohibit, restrain or invalidate the acquisition;

•

Cold Spring shall have received copies of various organizational documents relating to Sedona and its subsidiaries certified by an officer of Sedona;

•

the Cold Spring stockholders shall have approved the acquisition and an amendment to Cold Spring’s amended and restated certificate of incorporation to increase its authorized stock;

•

the Escrow Agreement shall have been executed by Seven Canyons Investors and the Escrow Agent;

•

an opinion of counsel to Sedona and Seven Canyons Investors shall have been delivered to Cold Spring;

•

Cold Spring shall have obtained all consents, licenses, approvals, authorizations and permits required in connection with the acquisition and the transactions contemplated thereby, in each case in which the failure to obtain the same would materially interfere with Cold Spring’s ability to consummate the acquisition or operate the Sedona business after the Closing, and no such consent, license, approval, authorization or permit shall have been withdrawn, conditioned or suspended;

•

the fair market value of Sedona as of the Closing will equal at least 80% of the net assets of Cold Spring (excluding amounts held in the trust account representing a portion of the underwriters’ discount) and Cold Spring will have received a bring-down of the fairness opinion from Kramer Capital;

•

Cold Spring shall have received a comfort letter from the independent certified public accountants for Sedona;

•

Cold Spring shall have received a title insurance policy from a title company reasonably satisfactory to Cold Spring and in a form reasonably satisfactory to Cold Spring with respect to all of the real property owned by the Sedona or its subsidiaries;

•

there must not have occurred since December 31, 2005 any event, fact, circumstance or change that, individually or in the aggregate, has or could have a material adverse effect on Sedona or any subsidiaries;

•

Cavan Management Services shall have entered into a management agreement with Cold Spring on terms satisfactory to Cold Spring; and

•

Seven Canyons Investors shall have entered into a registration rights agreement with Cold Spring with respect to the shares of Cold Spring common stock issuable upon exercise of the convertible subordinated notes issued as part of the Acquisition Consideration.

The obligations of Sedona and Seven Canyons Investors to consummate the acquisition are subject to customary closing conditions, which are set forth in Section 8.2 of the attached Securities Purchase Agreement, including, but not limited to, the following conditions:

•

the representations and warranties of Cold Spring must be true and correct in all material respects on and as of the Closing (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and an officer of Cold Spring shall deliver a certificate certifying as to the foregoing matters;

•

Cold Spring must have performed in all material respects all covenants, agreements and conditions that are to be performed by Cold Spring and an officer of Cold Spring shall deliver a certificate certifying as to the foregoing matters;

•

no governmental or regulatory authority, court or third party shall have commenced or threatened to commence any action that would prohibit, restrain or invalidate the acquisition;

•

the Escrow Agreement shall have been executed by Cold Spring and the Escrow Agent;

•

an opinion of counsel to Cold Spring shall have been delivered to Seven Canyons Investors;

•

the Cold Spring stockholders shall have approved the acquisition;

•

Cold Spring shall have executed the registration rights agreement between Cold Spring and Seven Canyons Investors with respect to the shares of Cold Spring common stock issuable upon exercise of the convertible subordinated notes issued as part of the Acquisition Consideration;

•

an opinion of counsel to Cold Spring shall have been delivered to Seven Canyons Investors;

•

the Cold Spring stockholders shall have approved the acquisition and an amendment to Cold Spring’s amended and restated certificate of incorporation to increase its authorized stock;

•

all actions, proceedings, instruments and documents required to carry out the acquisition and the transactions contemplated thereby and all other legal matters required for such transactions shall have been reasonably satisfactory to counsel for Seven Canyons Investors;

•

Cold Spring shall have entered into a management agreement with Cavan Management Services, L.L.C., which will be consistent to terms attached to the Securities Purchase Agreement, with a budget approved by Cold Spring; and

•

Seven Canyons Investors shall have received copies of various organizational documents relating to Cold Spring certified by an officer of Cold Spring.

Termination

The Securities Purchase Agreement may be terminated at any time, but not later than the Closing, as follows:

(a)

by mutual written consent of Cold Spring and Sedona;

(b)

by Cold Spring if Sedona or Seven Canyons Investors have breached or failed to perform in any material respect any of their obligations, covenants or agreements under the Securities Purchase Agreement or if any of the representations or warranties of Sedona or Seven Canyons Investors are not true and correct in any respect that would cause the failure of any condition to Cold Spring’s obligation to consummate the acquisition, and such breach is not cured to Cold Spring’s reasonable satisfaction within thirty days after written notice of such breach is provided to Sedona or Seven Canyons Investors;

(c)

by Sedona if Cold Spring has breached or failed to perform in any material respect any of its obligations, covenants or agreements under the Securities Purchase Agreement or if any of the representations or warranties of Cold Spring are not true and correct in any respect that would cause the failure of any condition to Sedona’s and Seven Canyons Investors’ obligation to consummate the acquisition, and such breach is not cured to Sedona’s reasonable satisfaction within thirty days after written notice of such breach is provided to Cold Spring;

(d)

by Cold Spring if the conditions to Cold Spring’s obligation to consummate the acquisition become incapable of satisfaction;

(e)

by Sedona if the conditions to Sedona’s and Seven Canyons Investors’ obligation to consummate the acquisition become incapable of satisfaction;

(f)

by Cold Spring or Sedona if Cold Spring’s stockholders fail to approve the acquisition; or

(g)

by Cold Spring or Seven Canyons Investors if the Closing has not occurred by May 16, 2007 or such other date as Cold Spring and Seven Canyons Investors agree to in writing.

The Securities Purchase Agreement may not be terminated by any party that is in breach of any representation or warranty or in violation of any covenant or agreement under the Securities Purchase Agreement.

Effect of Termination

In the event of termination of the Securities Purchase Agreement by either party under item (a) set forth above or under items (d) through (g) set forth above if neither party is in breach of a representation or warranty or in violation of a covenant or agreement in the Securities Purchase Agreement, all further obligations of the parties will terminate without further liability. If the Securities Purchase Agreement is terminated under items (b) through (g) set forth above or if one or more of the parties is in willful breach of a representation or warranty or in violation of a covenant or agreement contained in the Securities Purchase Agreement, the liabilities and obligations of the parties not in breach or violation shall terminate and the party or parties in breach or violation of the Securities Purchase Agreement shall remain liable for such breaches and violations.

Fees and Expenses

All legal and other costs and expenses incurred in connection with the Securities Purchase Agreement and the transactions contemplated thereby shall be paid by the party incurring such cost and expense provided that, if the Closing occurs, Seven Canyons Investors shall be responsible for the Seller’s Expenses and Transaction Liabilities.

Assignment

The rights and obligations of a party under the Securities Purchase Agreement may not be assigned by any party without the prior written consent of the other parties to the Securities Purchase Agreement except the indemnification rights of the parties may be assigned to any bank or financial institution which is a lender to Cold Spring or Sedona and Cold Spring may assign this agreement to any affiliate or any person acquiring a material portion of the assets, business or securities of Sedona or Cold Spring.

Amendment

Any purported amendment or modification to the Securities Purchase Agreement shall be null and void unless it is in writing and signed by Cold Spring, Sedona and Seven Canyons Investors.

REGISTRATION RIGHTS AGREEMENT

Cold Spring and Seven Canyons Investors, the sole owner of Sedona and an affiliate of David V. Cavan, will enter into a registration rights agreement in connection with the acquisition. Pursuant to the agreement, Seven Canyons Investors will be granted registration rights with respect to the shares of common stock issuable upon conversion of the convertible subordinated note that will be issued as part of the Acquisition Consideration. The holder or holders of at least 75% of those shares of common stock will be entitled to make up to three demands that we register these shares in a short-form registration on Form S-3, subject to certain requirements on the size of the registration. The holder or holders of these shares will also be entitled to certain “piggy-back” registration rights, subject to certain limitations. We have agreed to bear the expenses incurred in connection with the filing of any such registration statement and to indemnify the holder or holders from certain liabilities in connection with such registrations. The form of the registration rights agreement is included with the Securities Purchase Agreement attached hereto as Annex A.

MANAGEMENT SERVICES AGREEMENT

Purpose; Term; Payment

Upon consummation of the acquisition, Cold Spring and Cavan Management Services will enter into a management services agreement in connection with the acquisition. Pursuant to the management services agreement, Cavan Management Services shall be the exclusive manager of the Seven Canyons Resort and shall provide services, including personnel, utilities and supplies, to homeowners’ associations on behalf of Sedona. Cavan Management Services shall manage, operate and maintain the Seven Canyons Resort as a first class private residence club with a goal of maximizing both revenues and profits, including sales of units. The management services agreement will have a term of ten years, subject to earlier termination, and Cold Spring will pay Cavan Management Services a base monthly management fee of $25,000 as well as an additional monthly fee equal to 2.5% of the club’s preceding month’s gross revenues, which do not include revenues received from sales of fractional interests, villas, lots, homesites, condominiums and golf memberships or certain exclusions.

Operation of Residence Club; Expenses; Taxes

Cold Spring shall be responsible for all costs and expenses incurred by Cavan Management Services in connection with the management services agreement and that are set forth in a budget determined by Cold Spring. Cavan Management Services shall pay all expenses, taxes, governmental charges and levies arising from the operation of the Seven Canyons Resort from bank accounts the funds of which shall be made up of revenue from the Seven Canyons Resort. Funds for construction and capital expenditures must be deposited by Cold Spring in a separate bank account and may only be withdrawn by Cavan Management Services with the prior written consent of Cold Spring.

Budgets and Forecasts; Books and Records; Audit; Reports

At least 120 days prior to the commencement of each year during the term of the management services agreement (other than the first year, the budget, revenue and income forecast of which shall be attached to the management services agreement), Cavan Management Services shall prepare and submit to Cold Spring for approval operating budgets and revenue and income forecasts and capital budgets for the succeeding year, and Cold Spring shall submit revisions on these budgets and forecasts within 45 days of receipt and shall thereafter consider in good faith any further suggestions of Cavan Management Services but final budgets and forecasts will be determined by Cold Spring. In addition, Cavan Management Services shall maintain, at Cold Spring’s expense, accurate and complete books, records and accounts regarding the operation of the Seven Canyons Resort, and shall make the books and the employees of Cavan Management Services be available for inspection, copying, review and audit by Cold Spring. Further, Cavan Management Services shall prepare and submit to Cold Spring monthly, quarterly and annual financial information and operating reports of the Seven Canyons Resort.

Employees

The Seven Canyons Resort personnel shall be employed by Cold Spring but shall be under the supervision of Cavan Management Services and the employees of Cavan Management Services shall not be the employees of Cold Spring.

Contracts and Bookings

Cavan Management Services will have the authority to enter into contracts and advance bookings for the operation and supply of the Seven Canyons Resort provided that the following contracts require the prior written consent of Cold Spring: any contract (i) not made in the ordinary course of business, (ii) continuing for more than one year, (iii) containing non-competition, non-solicitation or exclusivity provisions which would interfere with the ability of the Seven Canyons Resort to close or continue doing business with the other contracting party after termination of the management services agreement, (iv) containing pricing terms based on revenue or income of Seven Canyons Resort, (v) containing annual payments in excess of $25,000 per year or $5,000 per month, (vi) representing an advance booking at a discount from prevailing rates or which covers a period after the end of the term of the management services agreement, or (vii) containing terms not customary for or less favorable than other agreements in the private residence club industry.

Most Favored Nation; Affiliate Transactions

Cavan Management Services may combine purchases of services or supplies for Seven Canyons Resort with purchases for other facilities owned or managed by Cavan Management Services or its affiliates, provided that the Seven Canyons Resort will purchase such services and supplies on the best pricing and other terms on which such services and supplies are made to other properties owned or managed by Cavan Management Services. Such pricing and other terms must also be at least as favorable to Seven Canyons Resort as could be obtained from an unaffiliated third party in an arm’s length transaction and the services and supplies so provided must be of a kind, quality and quantity consistent with the standard of a first class private residence club.

Intellectual Property; Names

The parties will each make symmetrically reciprocal representations, warranties and indemnities to each other with respect to software or other intellectual property provided by such party. Cavan Management Services shall operate and market the Seven Canyons Resort under such name or names as Cold Spring shall specify. Cold Spring shall have sole title to such names and Cavan Management Services shall not claim or purport to grant any right, title or interest in or to such names. Each party will maintain the other party’s confidential or proprietary information confidential and Cavan Management Services shall use confidential or proprietary information of Cold Spring only in the performance of the management services agreement. Further, Cavan Management Services will have no lien on or interest in the Seven Canyons Resort or its revenues or profits and to the extent permitted by the applicable licensing authorities, all licenses and permits will be in Cold Spring’s name, and otherwise in Cavan Management Services’ name.

Termination

Each party shall have the right to terminate the management services agreement before the completion of its term in the event of (i) breach by the other party of a material obligation and such party does not cure the breach within 30 days, or if such breach is not reasonably susceptible to cure within 30 days, if such party has not commenced to cure the breach within 30 days and does not complete the cure within 60 days, (ii) breach by the other party of the same or similar provision three or more time in a 90 day period (in which case the management services agreement shall terminate immediately upon notice), (iii) the operation of the Seven Canyons Resort is terminated or suspended for a period of more than 90 consecutive days, (iv) the other party’s bankruptcy, material default under a material agreement or acceleration of debt obligations, and (v) other customary events of termination. In addition, Cold Spring may terminate the management services agreement at its option (a) upon payment to Cavan Management Services of $1,000,000 (decreased by $100,000 each year beginning on the third anniversary of the management services agreement) or (b) within three years of the Closing if Mr. Cavan ceases to be actively involved in the day-to-day operations of Cavan Management Services. Cavan Management Services may terminate the management services agreement at any time after the third anniversary of the management services agreement upon 180 days prior written notice to Cold Spring.

Indemnification

Each party shall indemnify the other against third party claims that result from (i) the gross negligence or willful misconduct of the indemnifying party or its affiliates, (ii) obligations which are to be paid or satisfied by the indemnifying party under the management services agreement, or (iii) where Cavan Management Services is the indemnifying party, obligations incurred by Cavan Management Services outside the scope of its authority or in violation of the management services agreement.

BROKERAGE AGREEMENT

Sedona will enter into a brokerage agreement with Cavan Realty, Inc. in connection with the acquisition. Pursuant to the brokerage agreement, Cavan Realty, Inc., which will represent that it is a licensed Arizona real estate broker, shall be the exclusive broker for the sale of fractional interests in villas, lots and golf memberships at the Seven Canyons Resort for a term of three years. In connection with each sale in which Cavan Realty, Inc. has acted as broker, Sedona will pay to Cavan Realty, Inc. a commission equal to (i) 9% for sales of fractional interest, (ii) 9% for sales of lots and (iii) 10% golf membership sales. Cavan Realty, Inc. shall be responsible for all co-brokerage commission, sales staff fees and commissions and the like. Sedona may terminate the brokerage agreement, upon 90 days written notice, at any time after the one year anniversary of the brokerage agreement.

PROPOSAL NO. 2—AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

On [__________] [__], 2006, the Cold Spring board of directors adopted an amendment to Cold Spring’s amended and restated certificate of incorporation, subject to stockholder approval, to increase the authorized number of shares of common stock of Cold Spring from 85,000,000 shares, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 shares to 105,000,000 shares. The authorized number of shares of preferred stock will remain unchanged at 5,000,000 shares. If the stockholders approve the proposed amendment, Cold Spring will file with the Delaware Secretary of State a certificate of amendment reflecting the increase in the authorized number of shares of common stock prior to the closing of the acquisition. As of the date hereof, 25,000,000 shares of Cold Spring common stock and warrants to purchase an aggregate of an additional 40,000,000 shares of Cold Spring common stock were issued and outstanding. In addition, 3,000,000 shares were reserved for issuance upon exercise of the underwriter’s purchase option. Pursuant to the Securities Purchase Agreement, Cold Spring will issue a $45 million convertible note to the owner of Sedona at the Closing, which will be convertible into 7,000,000 shares of Cold Spring common stock. In addition, as of the date hereof, the Cold Spring board of directors adopted the 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan, both of which are being submitted to the stockholders for their approval at the special meeting. Assuming Cold Spring’s stockholders approve such plans, an aggregate of [_________] shares of Cold Spring common stock will be reserved for future grants under the 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan thereunder. No shares of preferred stock are issued or outstanding.

The Cold Spring board of directors believes that authorizing additional shares of common stock is advisable to enable Cold Spring to have sufficient shares of common stock authorized for issuance upon the exercise of options, warrants and other exchangeable or convertible securities whether currently outstanding or issued in the future. The Cold Spring board also believes that authorizing additional shares of common stock is essential to provide Cold Spring with the flexibility it needs to meet business needs and to take advantage of opportunities as they arise. The proposed increase in the number of authorized shares of common stock would also result in additional shares being available for stock dividends, stock issuances for other corporate purposes, such as acquisitions of businesses or assets, increases in shares reserved for issuance pursuant to employee benefit plans, and sales of stock or convertible securities for capital raising purposes. Except as discussed in this proxy statement, Cold Spring currently has no specific plans, arrangements or understandings with respect to the issuance of these additional shares. The approval of the charter amendment is not a condition to the consummation of the Sedona acquisition.

If Cold Spring’s stockholders approve the proposed amendment to the amended and restated certificate of incorporation to increase the authorized shares of capital stock, the board of directors may cause the issuance of additional shares of common stock without further stockholder approval, unless stockholder approval is otherwise required by law or the rules of any securities exchange on which the common stock is then listed. The additional shares would have rights identical to the currently outstanding common stock and no other change in the rights of stockholders is proposed. Current holders of common stock have no preemptive or similar rights, which means that they do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof. The issuance of additional shares of common stock could decrease the proportionate equity interest and voting power of Cold Spring’s current stockholders and, depending on the price paid for the additional shares, could result in dilution in the book value of shares held by the current stockholders.

The proposed amendment could have an anti-takeover effect, although that is not Cold Spring’s intention. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of Cold Spring by causing additional authorized shares to be issued to holders who might side with the board in opposing a takeover bid. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of takeover attempts, the proposed amendments may limit the opportunity of stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Cold Spring board is not aware of any attempt or proposal to take over or transfer control of Cold Spring, and Cold Spring is not proposing the amendments with the intent that they be used as a type of anti-takeover device.

The affirmative vote of holders of a majority of the outstanding shares of Cold Spring common stock is required to approve Proposal 2.

The board of directors recommends that the stockholders vote “FOR” Proposal No. 2 to amend Cold Spring’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 85,000,000 to 100,000,000 shares, and correspondingly change Cold Spring’s total number of authorized shares of capital stock from 90,000,000 shares to 105,000,000 shares.

PROPOSAL NO. 3—POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If Cold Spring fails to receive a sufficient number of votes to approve Proposal No. 1 or Proposal No. 2, Cold Spring may propose to adjourn the special meeting, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve any of such proposals that fails to receive a sufficient number of votes. Cold Spring currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Proposal No. 1 and Proposal No. 2. If the proposal to adjourn the special meeting for the purpose of soliciting additional proxies is submitted to stockholders for approval, such approval requires the affirmative vote of a majority of the votes cast at the special meeting by holders of shares of common stock present or represented by proxy and voting on the matter.

The board of directors recommends that the stockholders vote “FOR” Proposal No. 3 to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.

INFORMATION ABOUT SEDONA

Introduction

The following section describes the business of Sedona (and therefore us after the consummation of the acquisition).

The Seven Canyons Club

Sedona is a leading specialty real estate development and operating company that owns and operates The Club at Seven Canyons, a high-end, private residence club. Located in Sedona, Arizona, the club offers unique amenities. Sedona sells 1/10th fractional ownership interests in high-end villas, together with memberships in an on-site private golf club, and homesite lots to customers who seek a high quality private residence setting for a second home and vacation destination. In the future, Sedona may also sell whole unit condominiums at the Seven Canyons Club. Seven Canyons, located on over 200 acres, currently features a Tom Weiskopf championship golf course and a practice park, a temporary clubhouse and restaurant, villas and homesites. Future development at the Seven Canyons Club is expected to include a Club Village, which will house the permanent clubhouse, retail shops, an upscale restaurant and eateries, a full-scale wellness center and spa and golf casitas, as well as additional villas and whole ownership condominiums. In addition, Sedona may, in the future, decide to offer financing to purchasers of fractional interests, homesites, condominiums and other property interests and thus generate interest income.

Sedona began to develop the Seven Canyons club in 2001, and had its first real estate sales in 2003. Sedona expects, at anticipated full build-out of the club, to have approximately 84 villas, with each villa representing ten 28-day fractional interests, representing a total of 840 fractional interests. As of June 30, 2006, 11 villas had been constructed or substantially completed. As of June 30, 2006, Sedona had sold approximately 42 fractional interests since inception, and had 148 additional fractional interests under contract for sale at an average sale price of $341,000. Sedona expects to complete build-out of the club in 2010. The anticipated sell-out of the remaining 650 fractional interests at the current price of $457,000, as of October 31, 2006, plus the sale of the 148 fractional interest currently under contract, would result in revenue of approximately $347,518,000 by the end of the project. We anticipate that the sales price of unsold fractional interests will increase over the sell-out period. The anticipated sell-out at the estimated average sale price during 2007 of $476,000, plus the sale of the 148 fractional interests currently under contract, would result in revenue of approximately $359,868,000 by the end of the project. There can be no assurance when sales will take place or that sales will be at these prices. These amounts do not include revenue from other sources, including interest income, membership fees and dues, golf fees, food and beverage sales.

As of June 30, 2006, Sedona had $43.7 million of inventory that related to villas and lots available for sale. In addition, Sedona had $47.4 million of property and equipment related to the golf course and to portions of the property not yet developed. Sedona’s sales strategy has been based on targeted print advertising aimed at high net worth individuals who spend significant amounts of time on vacation or in leisure activities away from home. In addition, a significant number of Sedona’s sales arise from referrals.

Sedona Industry Overview

The Market. Sedona operates within a specialized niche of the real estate industry: fractional ownership, which focuses on vacation homes in club destinations. While sometimes compared to timeshare, fractional ownership is a different product and market. Properties sold as fractional interests are high-end luxury accommodations and are sold to a very specific demographic. The participants in this market range from independent companies to large branded hotel operators.

The overall fractional ownership industry is segmented into four types of products. The four categories include: (1) Traditional Fractional Interests, with products selling for less than $500 per square foot; (2) High-End Fractional Interests, with products selling for $500-$999 per square foot; (3) Private Residence Clubs, with products selling for more than $1,000 per square foot; and (4) Destination Clubs, which differ from the above in that Destination Clubs do not sell a deeded interest in a particular property (as the others do), but rather involve selling memberships to a network of club homes. Sedona falls into the category of a Private Residence Club, or PRC. PRCs are the highest end of the fractional market and are generally considered superior to any other resort accommodations available, fractional or otherwise. The target owner is a wealthy baby boomer who wants luxury accommodations with the highest level of services and amenities, without the burden of whole ownership. The product is an alternative to a second home.

According to Ragatz Associates, an independent marketing and consulting firm in the resort industry, it is estimated that total sales in the overall fractional ownership industry in North America in 2005 were about $2 billion. This represents a 27% increase from 2004 and a 283% increase from 2003. Approximately $1.5 billion of that amount, or 78%, represents new closed sales, and of that amount, $440 million, or 22%, was produced from PRCs. As of March, 2006, Ragatz Associates identified approximately 188 fractional interest projects in North America (not including Sedona) as having begun sales prior to December 31, 2005. Of these, 47 were PRCs. High-End Fractional Interests and PRCs have experienced rapid growth since their introduction in the mid-1990s, increasing from four in 1995 to 89 by the end of 2005.

The Consumer. The typical buyer at Seven Canyons is generally in the age bracket of 45-65, married with children and possibly grandchildren. Most have a net worth of at least $2 million and either own a second home or have owned multiple homes in the past. Some have owned a timeshare, fractional interest or second home product and are looking for something different. They like to travel and their recreational interests include golf, biking, hiking, skiing, fishing and hunting. They are motivated by privacy, health and wellness. Many are currently members of multiple private clubs. They typically own high performance luxury cars and are brand conscious. Travel and distance is not normally a concern, as members come from throughout the United States and overseas. This buyer is looking for the overall experience and a property that is multi-generational and will be retained by the family.

As of June 30, 2006, Seven Canyons had 19 homesite owners, 42 owners who had purchased 28-day fractional interests and 215 golf members in addition to those who are members while in residence solely through ownership of a fractional interest.

Ownership. Fractional interests at Seven Canyons are sold as deeded interests. Because the ownership is represented by deeds, the fractional interest may be passed along to heirs and beneficiaries. Owners buy a 28, 56 or 84 day fractional membership, entitling the owners to the stated numbers of days in residence at the club. Additional time may be requested by an owner, and granted upon availability. While in residence, owners are considered members of the club and are entitled to use of the club’s facilities, including golf, tennis and other amenities. Owners pay an annual maintenance fee which covers the upkeep at the facilities.

Sedona’s Inventory

Inventory at Sedona. Customers often enter into purchase agreements with Sedona for fractional interests before the villa in which their interest will be located has been built. Closing does not occur until the unit is complete and other conditions have been satisfied. As of June 30, 2006, Sedona had 650 fractional interests, not including 148 fractional interests under contract but including fractional interests in villas not yet constructed and 13 homesite lots available for sale. As of June 30, 2006, 11 villas had been constructed or substantially completed.

Future Inventory at Sedona. We intend to complete the build-out and sale of additional luxury villas and estate homesites at the club. As of June 30, 2006, we expect to build villas with an aggregate additional 730 fractional interests. The construction of the Club Village (expected to be completed in 2008) will provide our club members with an expanded amenity package and, we believe, will attract additional club members. We expect that we will be able to sell future units at higher prices as the Club Village and our full amenity package near completion, although no assurances can be given. We also expect to have an inventory of up to nine whole ownership condominiums to be constructed at a future date.

Future Projects. Our strategy is to acquire additional resort and non-resort properties at other locations. Although Cold Spring believes that the Seven Canyons project and Cold Spring’s management team will provide Cold Spring with an attractive platform for acquiring and developing future projects, no assurance can be given that we will be able to acquire additional property or otherwise expand our business or be successful in any future expansion or acquisition strategy. Because the Seven Canyons club is surrounded by Forest Service land, we will not be able to expand it beyond the original plan, and we may sell Sedona’s inventory in as few as three or four years.

We expect to obtain information with respect to acquisition opportunities through interaction by our management team with operators, lodging companies and financial institutions with which we have established business relationships. We intend to evaluate the following factors, among others, to determine the viability of a potential new vacation ownership club:

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attractiveness of the market as a source of incremental sales;

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anticipated supply/demand ratio for fractional ownership in the relevant market;

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the market’s potential growth as a vacation destination;

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competitive accommodation alternatives in the market;

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the uniqueness of location and demand for the location;

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barriers to entry that would limit competition; and

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whether the club will result in an acceptable profit margin and cash flow to us based upon anticipated retail value.

Our ability to acquire additional projects will depend, in part, on the availability of financing on attractive terms. The availability of such financing will, in turn, be influenced by the results of the Sedona project.

Marketing and Sale of Inventory

Potential owners are identified through the use of print marketing campaigns in periodicals such as the Robb Report, Vanity Fair, Forbes, Fortune, The Wall Street Journal and New York Times. Responses to these print campaigns generate qualified leads for sales. Potential buyers visit the Seven Canyons club and all sales of fractional interests occur at the Seven Canyons club site. A significant number of sales of fractional interests have also resulted from referrals from existing owners.

In addition, Sedona has recently engaged in a promotional plan with American Express, pursuant to which targeted card members are mailed promotional materials, offering two nights in Sedona, plus dinner or golf, in return for touring the property at Seven Canyons.

At June 30, 2006 Sedona had four sales representatives. During the year ended December 31, 2005, total sales and marketing expense for Sedona was $3.22 million. During the six months ended June 30, 2006, total sales and marketing expenses for Sedona was $1.79 million. Deposits are taken from customers and not recognized as sales until units are complete, certificates of occupancy have been obtained, the units are annexed into the condominium declaration and the closing occurs. Some of our sales and marketing expenses depend on levels of available inventory and actual sales levels.

Financing of Sales

Sedona does not currently extend financing to the purchasers of fractional interests, homesites, condominiums or other property interests at the Seven Canyons Club. To the extent that purchasers have financed their purchases, Sedona has referred them to local banks or the purchasers have used their own financing sources. In the future, we may begin to offer financing to purchasers for a portion of the purchase price of sales. No assurance can be given that we will be able to institute a financing program in the future or that a financing program will be successful.

To the extent that Sedona decides to offer financing to its customers, it will compete with other potential financing sources for high net worth individuals. It will also be required to comply with extensive and complex regulations relating to the origination and servicing of customer loans. See “—Regulation” below. Financing Sedona’s customers would also required Sedona to maintain additional credit facilities under which it would pledge its customer receivables to secure the loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sedona.”

Regulation

The vacation ownership and real estate industries are subject to extensive and complex regulation. Sedona is subject to compliance with various federal, state, local and foreign environmental, zoning, consumer protection and other statutes and regulations regarding the acquisition, subdivision and sale of real estate and fractional ownership interests and, if it decides to offer financing to purchasers in the future, various aspects of its potential financing operations. On a federal level, the Federal Trade Commission has taken an active regulatory role through the Federal Trade Commission Act, which prohibits unfair or deceptive acts or unfair competition in interstate commerce. In addition to the laws applicable to its potential financing and other operations discussed below, Sedona is or may be subject to the Fair Housing Act and various other federal statutes and regulations. There is no assurance that the cost of complying with applicable laws and regulations will not be significant or that we are in compliance at all times with all applicable laws, including those discussed below. Any past or future failure to comply with applicable laws or regulations could have a material adverse effect on us.

Sedona’s private residence club is subject to various regulatory requirements. The laws of Arizona require Sedona to obtain a public report issued by a designated state authority reflecting information about club facilities and surrounding properties and describing financial assurances that are given to ensure completion of committed improvements. Arizona has other laws that regulate Sedona’s activities, including: real estate licensure; sellers of travel licensure; anti-fraud laws; telemarketing laws; prize, gift and sweepstakes laws; and labor laws. In addition, certain Arizona state and local laws may impose liability on property developers with respect to construction defects discovered or repairs made by future owners of such property. Under these laws, future owners may recover from us amounts in connection with the repairs made to the developed property. The development and management of our club are subject to various federal and Arizona state and local laws and regulations.

Under various federal and Arizona state and local laws, ordinances and regulations, the owner of real property generally is liable for the costs of removal or remediation of certain hazardous or toxic substances located on or in, or emanating from, the property, as well as related costs of investigation and property damage. These laws often impose such liability without regard to whether the owner knew of or contributed to the presence of such hazardous or toxic substances. The presence of these substances, or the failure to properly remediate these substances, may adversely affect the owner’s ability to sell or lease a property or to borrow using the real property as collateral. Other federal and state laws require the removal or encapsulation of asbestos-containing material when this material is in poor condition or in the event of construction, demolition, remodeling or renovation. Other statutes may require the removal of underground storage tanks. Noncompliance with these and other environmental, health or safety requirements may result in the need to cease or alter operations at a property.

To the extent Sedona provides financing to purchasers of fractional interests, homesites, condominiums or other property interests in the future, its potential financing activities would also be subject to extensive regulation, which may include, the Truth-in-Lending Act and Regulation Z, the Fair Housing Act, the Fair Debt Collection Practices Act, the Equal Credit Opportunity Act and Regulation B, the Electronic Funds Transfer Act and Regulation E, the Home Mortgage Disclosure Act and Regulation C, Unfair or Deceptive Acts or Practices and Regulation AA, the Patriot Act, the Right to Financial Privacy Act, the Gramm-Leach-Bliley Act and anti-money laundering laws.

Competition

Sedona competes with private residence clubs, such as Exclusive Resorts, Private Escapes and fractional resort clubs which are sponsored by large hotel companies including Ritz Carlton, Four Seasons and other independent fractional clubs. Sedona believes that it distinguishes itself from the competition by offering an exclusive private residence club at a unique location with attractive amenities. Sedona offers a deeded ownership interest, private use of club facilities and no interference from non-club members through sharing programs. Other programs, such as exclusive resorts and private escapes, offer club ownership without deeded real estate interests or the exclusive private use of world class club facilities. Other fractional programs offering real estate interests, such as Ritz Carlton and Four Seasons, sacrifice exclusivity with sharing and exchange programs. These programs also allow use of club and spa facilities in conjunction with non-exclusive hotel properties. Sedona believes the private community and exclusive fractional home approach to use and ownership of villas gives members the best in price, location, exclusivity and quality. To the extent Sedona offers financing to its customers in the future and customers are interested in financing their purchases, it will compete with other potential financing sources for high net worth individuals.

Personnel

As of June 30, 2006, Sedona had approximately 140 employees and approximately 15 independent consultants. Sedona believes that relations with its employees are generally good.

Description of Property

Sedona maintains its principle executive offices at 15333 North Pima Road, Suite 305, Scottsdale Arizona 85260. The Seven Canyons club is described under the section entitled “—The Seven Canyons Club” above.

Legal Proceedings

In the ordinary course of Sedona’s business, it becomes subject to claims or proceedings from time to time relating to its activities. Additionally, from time to time, Sedona becomes involved in disputes with existing and former employees. Sedona believes that these claims are routine litigation incidental to Sedona’s business and the resolution of these matters is not expected to have a material adverse effect on Sedona’s financial position or results of operations.

On October 11, 2006, Sedona and Seven Canyons Lot Holdings, LLC, Sedona’s wholly-owned subsidiary (“Lot Holdings”), filed a Complaint for Declaratory Judgment against the Rachel P. Lunt Family Trust, a previous owner of certain land involved in the project, seeking a declaration that Sedona or Lot Holdings has standing to exercise the rights of optionee under an option agreement to which a different previous owner is a party. If successful, Sedona will have the right under the option agreement to exercise the option to terminate a declaration of protective covenants, which required that two lots owned by Lot Holdings be preserved as park land. To exercise the option, Sedona would be required to pay the previous owner $1,000,000.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF SEDONA

The following is a discussion of Sedona’s financial condition and results of operations comparing the fiscal years ended December 31, 2005 and 2004 as well as the six months ended June 30, 2006 and 2005. You should read this section together with the consolidated financial statements, including the notes to those financial statements for the periods mentioned above, that are included beginning on page F-1 of this proxy statement.

Overview

Sedona owns and operates The Club at Seven Canyons, a high-end private residence club. Sedona sells 1/10th fractional ownership interests in high-end villas, together with golf memberships in an on-site private golf club, and homesite lots to customers. Sedona and its subsidiaries sell and manage homesites, fractional ownership intervals in villas and golf course memberships, as well as operate the golf course at the Club at Seven Canyons. In the future, Sedona expects to also sell whole ownership condominiums and to build and operate rental casitas which will be operated on a rental basis for golf members. Sedona does not offer financing to its customers but may decide to offer such financing in the future and after the closing of the acquisition.

Sedona began to develop the Seven Canyons club in 2001, and had its first real estate sales (principally homesite) in 2003. The villa construction is separated into four parcels:

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Parcel D. The first phase of development for the villas is known as Parcel D, which contains five villas, all of which are completed. Construction began on Parcel D in August 2003, and was completed in September 2005. Sales commenced for Parcel D fractional interests in October, 2005 and continued until March, 2006 by which time 40 of the 50 available fractional interests had been sold. The remaining 10 fractional interests (or one single villa) were retained as a model villa.

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Parcel A. Construction began on the 25 villas (or 250 fractional interests) in Parcel A on September 2005, and is expected to be completed by February 2007. Sales of Parcel A fractional interests for completed villas began in June, 2006 and are expected to continue through 2007. As of June 30, 2006, two fractional interest in Parcel A villas had been sold. In addition, Sedona has received deposits for 148 additional fractional interests that had not closed as of June 30, 2006. Sedona expects to sell out all Parcel A fractional interests in the first half of 2007.

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Parcel C. Sedona has begun the construction on Parcel C and the Club Village, which is contained on Parcel C. Parcel C will contain 42 villas representing 420 fractional interests. The first villas in Parcel C are expected to be completed in 2007 with the remainder, as well as the Club Village, completed in 2008.

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Parcel B. Following the completion of Parcel C, the final 12 villas, representing 120 fractional interests will be constructed on Parcel B. Construction is expected to begin in the first quarter of 2008 and continue through 2009.

As a result of the timing of the above-described build-out, Sedona’s revenues from fractional interest and lot sales and Sedona’s costs and expenses related to villa and lot development have varied significantly from period to period. For example, our revenues from fractional interest and lot sales were $5.7 million in 2003, $14.9 million in 2004 and $9.2 million in 2005, while our villa and lot development costs were $2.3 million in 2003, $3.9 in 2004 and $7.6 million in 2005.

Beginning in the second half of 2006, Sedona anticipates that revenue from the sales of fractional villa interests will increase substantially as compared to prior periods as a result of the increased availability of completed and saleable inventory. Sedona expects to be able to sell substantially all of the fractional interests in villas constructed in Parcel A and a portion of the fractional interests in villas available in Parcel C during 2007. In addition, with the anticipated increase in sales and the growth of the club membership base, Sedona expects that other revenues, including golf dues and fees, merchandise and food sales, will also increase. Sedona expects to approximately break even for 2006, and to be profitable beginning in 2007. An expansion of the property or the acquisition of other properties or projects could effect the expectations described above.

As indicated above, Sedona began to develop the Seven Canyons club in 2001, and had its first real estate sales in 2003. Sedona expects, at anticipated full build-out of the club, to have approximately 84 villas, with each villa representing ten 28-day fractional interests, representing a total of 840 fractional interests. As of June 30, 2006,

11 villas had been constructed or substantially completed. As of June 30, 2006, Sedona had sold approximately 42 fractional interests since inception, and had 148 additional fractional interests under contract for sale at an average sale price of $341,000. Sedona expects to complete build-out of the club in 2010.  The anticipated sell-out of the remaining 650 fractional interests at the current price of $457,000, as of October 31, 2006, plus the sale of the 148 fractional interest currently under contract, would result in revenue of approximately $347,518,000 by the end of the project. We anticipate that the sales price of unsold fractional interests will increase over the sell-out period. The anticipated sell-out at the estimated average sale price during 2007 of $476,000, plus the sale of the 148 fractional interests currently under contract, would result in revenue of approximately $359,868,000 by the end of the project. There can be no assurance when sales will take place or that sales will be at these prices. These amounts do not include revenue from other sources, including interest income, membership fees and dues, golf fees, food and beverage sales.

As of June 30, 2006, Sedona had $43.7 million of inventory that related to villas and lots available for sale. In addition, Sedona had $47.4 million of property and equipment related to the golf course and to portions of the property not yet developed. Sedona’s sales strategy has been based on targeted print advertising aimed at high net worth individuals who spend significant amounts of time on vacation or in leisure activities away from home. In addition, a significant number of Sedona’s sales arise from referrals.

Sedona sells its fractional interests as deeded real estate interests. Each owner receives a deeded one-tenth ownership interest in a villa, and guaranteed use of the property for 28 days a year. Owners also can stay additional days on a space-available basis. Additional shares are also available for purchase, allowing owners to stay for a total of 56 or 84 days. Purchasers of fractional interests become members in residence of the Club at Seven Canyons, allowing them to use the golf facilities and other amenities. Sedona’s strategy is to continue to raise the price of unsold fractional interests on a regular basis as the amenity package (Club Village, tennis, wellness center, etc.) is completed, although there can be no assurance that market conditions and customer demand will support price increases. Although Sedona enters into purchaser contracts and accepts deposits prior to closing on sales, sales are recognized only when a closing occurs after a unit is fully constructed, a certificate of occupancy is received, all amounts due (in addition to the deposit received on the contract date) are paid in full, and legal title is transferred to the purchaser.

Sales and marketing expenses are recognized in the period incurred. As compared to the timeshare industry, which typically sells one week interests, there is a greater delay in the fractional industry between the time when sales and marketing expenses are incurred and the time when the sale closes. This is due to a number of factors, including the longer sales process during which prospective purchasers have scheduled appointments to travel to the club with substantial advance notice, as compared to spontaneously generated leads.

Sedona’s objective is to provide one of the most compelling vacation product offerings in the industry. To achieve and sustain profitability, Sedona intends to pursue the following strategies:

•

continue to develop villas with fractional interests for sale;

•

continue to build-out the Club’s facilities, including the Club Village;

•

increase the Club’s Membership and owner base; and

•

seek to improve financing alternatives in an effort to decrease Sedona’s borrowing costs.

Over time, as the project sells out, we will need to acquire additional assets or businesses.

Sedona Results of Operations

Six Months Ended June 30, 2006 Compared to June 30, 2005

Revenue. Sedona’s results of operations are determined in part by the pace of construction and completion of villas. Sedona’s revenue is comprised of fractional interest villa and lot sales, golf dues and fees, merchandise and food sales, other revenue, and interest income primarily derived on cash balances. Sedona’s revenues were $3.0 million during the six months ended June 30, 2005, and $1.0 million during the six months ended June 30, 2006. For the six months ended June 30, 2006, net fractional interest villa and lot sales represented 42.0% of revenues; golf dues, 20.5%; merchandise and food sales, 12.9%; other revenue, 24.2%; and interest income, 0.4%.

Fractional Interest Villa and Lot Sales. Sales from fractional interest villas and land lots was $1.2 million for the six months ended June 30, 2006, as compared to no sales in the prior year. The reason for the variance is based on the availability of villas for closing following their construction. During the second half of 2005 and the first half of 2006, Sedona made significant expenditures for the construction of Parcel A villas and additional expenditures to complete construction of Parcel D villas. The construction logistics were designed to ensure that owners who were staying in completed villas for their vacations were not subject to construction equipment, construction noise and related construction disruptions in proximity to their occupied villas. During the six months ended June 30, 2006 and June 30, 2005, no homesites were sold, because Sedona was not offering homesites for sale during these periods, intending instead to wait until the construction on the amenities at the club was further advanced and the value of those homesites increased.

Golf Dues and Fees. Golf dues and fees increased 21.5% from $0.5 million during the 2005 period to $0.6 million in the 2006 period. The increase is attributable to increased golf club usage by existing members and an increase in the overall number of members during the six months ended June 30, 2006, as compared to the same period during the prior year.

Merchandise and Food Sales. Merchandise and food sales increased 27.5% during the six months ended June 30, 2006 to approximately $0.4 million, from approximately $0.3 million for the same period in the prior year. The increase is attributable to increased golf club usage by existing members and an increase in the overall number of members during the six months ended June 30, 2006, as compared to the same period during the prior year.

Other Revenue. Other revenue includes management fees and dues received from owners associations, as well as utility revenue earned from Seven Canyons Water Company and Seven Canyons Water Treatment Company, subsidiaries of Sedona. The growth in management fees has been driven by the continued increase in the two existing associations, The Villas at Seven Canyons Owners Association Inc. and the Seven Canyons—Unit II Property Owners Association, the increased membership base. Utility revenue increased as the utilities were required to provide additional services as more villas and additional services became available for use, and were occupied with members during the first six months of 2006 as compared to the same period in 2005. In total, other revenue increased from $0.1 million in the 2005 period to $0.7 million in the 2006 period.

Costs and Expenses. Sedona’s costs and expenses consist of, and relate to, villa and lot development costs, merchandise and food sales, golf operating expenses, sales and marketing, and general and administrative expenses. Sedona’s total costs and expenses were $7.9 million during the six months ended June 30, 2005, and $10.5 million during the six months ended June 30, 2006. For the six months ended June 30, 2006, villa and lot development costs and expenses were 8.1% of costs and expenses; merchandise and food costs and expenses, 1.9%; golf operating expenses, 40.8%; sales and marketing costs and expenses, 17.1%; and general and administrative expenses, 32.3%.

Villa and Lot Development Costs. Total cost of sales for the period ended June 30, 2006 was $0.8 million as compared to none in the same six month period in the prior year, during which no sales occurred. As a percentage of fractional interest villa and lot sales, the cost of sales was 66.5% for the six months ended June 30, 2006. The gross margin on sales during this period reflect closings on contracts that had been entered into in an earlier period when the prevailing sales prices were lower than the sales price of $443,000 for a fractional interest on June 30, 2006 and when the amenity package was less developed.

Merchandise and Food Costs. Total merchandise and food costs increased 29.7% from $0.15 million during the six months ended June 30, 2005 to $0.2 million for the six months ended June 30, 2006. These increased costs resulted from changes made to improve capacity and reduce future costs, such as Sedona’s expansion of its kitchen, installation of a dining room tent, and hiring of additional personnel to produce more sales.

Golf Operating Expenses. Total golf operating expenses include salaries and wages of golf professionals and employees, expenses relating to golf course maintenance and improvements, and costs of seed, sand, fertilizer and other supplies. Operating expenses increased 9.3% from $3.9 million in the 2005 period to $4.3 million in the 2006 period. The increase is attributable to improvements Sedona made to its golf facilities based, in part, upon recommendations of Tom Weiskopf, the course’s designer. Golf course improvements included changing landscaping, modifying cart paths, tee boxes and sand traps, and making improvements to the practice park.

Sales and Marketing. Total sales and marketing expenses increased 2.6% from $1.74 million in the 2005 period to $1.78 million in the 2006 period. Because Sedona’s 2005 sales reduced the inventory available in 2006, the direct advertising used to produce sales was reduced. As a percentage of fractional interest villa and lot sales, total sales and marketing cost was 143.7% in the first six months of 2006. There were no sales during the comparable six month period in 2005.

General and Administrative Expenses. Total general and administrative (“G&A”) costs for Sedona increased from $2.1 million for the six months ended June 30, 2005 to $3.4 million during the comparable period in 2006, representing an increase of 63.8%. As a percentage of total revenue, total G&A decreased significantly, representing 206.4% for the six months ended June 30, 2005 and 114.2% for the six months ended June 30, 2006. The increase in G&A costs reflects the addition of servicing and management staff to support growth in membership. The decline in total G&A as a percentage of total revenue resulted as revenues from sales of fractional interests, lots and memberships outpaced the increase in G&A required to support that growth.

Other (Income) and Expenses.

Interest Expense. Total interest expense decreased from $3.4 million during the six months ended June 30, 2005, to $3.0 million for the comparable period ending June 30, 2006, or 13.1%. The decrease was primarily the result of a greater portion of interest expense being capitalized as part of land and development costs, as construction of villas substantially increased during the first six months of 2006, as compared to the same period in 2005, and of debt being paid off as villas were sold. The decrease was partially offset by increased borrowing under credit facilities to construct new villas. The average principal balance of loans outstanding was $67.4 million during the 2005 period and $85.4 million during the 2006 period.

Interest Income. Interest income decreased 81.7% from approximately $0.07 million in during the six months ended June 30, 2005 to $0.01 million for the comparable six month period in 2006. The decrease is due to relatively lower cash balances during the 2006 period as Sedona utilized cash reserves for project-related investments.

Net Loss before Cumulative Effect of a Change in Accounting Principle. Net loss before Cumulative Effect for the six month ended June 30, 2006 was $10.5 million, which was 1.8% higher than the $10.3 million loss during the six months ended June 30, 2005.

Cumulative Effect on Prior Years of Accounting Change. In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (SFAS) No. 152, Accounting for Real Estate Time-Sharing Transactions. This statement amends SFAS No. 66, Accounting for Sales of Real Estate, and No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, in association with the issuance of American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. SOP 04-2 was issued to address the diversity of practice caused by a lack of guidance specific to real estate time-sharing and fractional interest transactions. Areas of diversity in practice included accounting for uncollectible notes receivable, recovery or repossession of fractional interests, selling and marketing costs, operations during holding periods, developer subsidies to property owners’ associations, and upgrade and reload transactions. The provisions of SFAS No. 152 and SOP 04-2 became effective for Sedona on January 1, 2006.

Sedona accounts for cost of sales and land and development costs relating to the fractional interest villas in accordance with the relative sales value method. Under this method, total projected sales and costs by phase result in a constant cost of sales for each fractional interest villa sold. The projected sales and costs by phase are reviewed on a quarterly basis. Changes in estimates that cause a change in the cost of sales percentage are recognized on a retrospective basis using a current period adjustment. No other provisions of the standards are currently applicable to Sedona.

The cumulative effect of the change in accounting principle at January 1, 2006, amounted to an income item of approximately $0.8 million.

Fiscal Year 2005 Compared to Fiscal Year 2004

Revenue. Sedona’s revenue was $11.3 million during 2005 and $16.3 million during 2004. For the year ended December 31, 2005, fractional interest villa and lots sales represented 80.9% of revenues; golf due and fees, 9.0%; merchandise and food sales, 6.4%; other revenue, 2.8%; and interest income, 0.9%.

Fractional Interest Villa and Lot Sales. Sales from fractional interest villas and land lots decreased 38.4% from $14.9 million in 2004 to $9.2 million in 2005. The decrease resulted from the timing of the construction and completion of available inventory, which was lower in 2005 as compared to 2004. Additionally, 2004 sales consisted solely of lot sales, while 2005 sales consisted primarily of fractional villas and lot sales, which were part of the Parcel D phase of the development.

Golf Dues and Fees. Golf dues and fees increased 23.4% from $0.8 million in 2004 to $1.0 million in 2005. The increase is attributable to the larger member base during 2005 as compared to 2004.

Merchandise and Food Sales. Merchandise and food sales increased 38.9% from $0.5 million during 2004 to $0.7 million in 2005. As with the increases previously discussed, this was attributable largely to the increased membership base during 2005 as compared to 2004.

Other Revenue. Other revenue increased as the utilities were required to provide additional services as more villas and additional services became operational during 2005, predominantly explained by the increase in the membership base. In total, other revenue increased 1414.3% from approximately $21,000 in 2004 to approximately $318,000 in 2005. Management fees increased in 2005 due to the increased membership base.

Costs and Expenses. Sedona’s costs and expenses were $16.0 million in 2004 and $22.2 million in 2005. For 2005, villa and lot development costs and expenses were 34.1% of costs and expenses; merchandise and food sales costs and expenses, 1.7%; golf operating expenses, 32.5%; sales and marketing costs and expenses,14.5%; and general and administrative expenses, 17.2%.

Villa and Lot Development Costs. Total cost of sales increased from $3.9 million in 2004 to $7.6 million in 2005 or 95.8%, primarily due to the change in the composition of sales. Lot sales and memberships dominated 2004 and have a lower sales cost as compared to fractional villa sales, which include land as well as vertical construction costs. As a percentage of fractional interest villa and lot sales, the cost of sales increased from 26.0% in 2004 to 82.9% in 2005. The increase is due both to semi-fixed costs associated with establishing the fractional interest sales program which was initiated in 2005 and to costs related to the commencement of construction of the villas.

Merchandise and Food Costs. Total merchandise and food costs increased 36.8% from approximately $0.29 million in 2004 to approximately $0.39 million in 2005. These increased costs resulted from changes made to improve capacity and reduce future costs, such as Sedona’s expanding of its kitchen, installing of a dining room tent, and hiring of additional personnel to produce more sales.

Golf Operating Expenses. Operating expenses increased 40.3% from $5.1 million in 2004 to $7.2 million in 2005. This increase is attributable to hiring of golf professionals and employees to support growth and to the making of improvements to the golf facilities.

Sales and Marketing. Total sales and marketing expenses decreased 45.3% from $5.9 million in 2005 to $3.2 million in 2004. The decrease is explained by the corresponding decrease in sales during the same period and by the reduction in direct marketing in connection with less available inventory available for sale. As a percentage of fractional interest villa and lot sales, total sales and marketing costs decreased from 39.6% to 35.2%.

General and Administrative Expenses. Total general and administrative (“G&A”) costs for Sedona increased from $0.8 million in 2004 to $3.8 million in 2005, representing an increase of 356.6%. As a percentage of total revenue, total G&A increased significantly, representing 5.1% in 2004 and 33.7% in 2005. The increase in G&A costs reflects the addition of servicing and management staff to support membership growth.

Other (Income) and Expenses

Interest Expense. Total interest expense increased from $5.9 million in 2004 to $7.1 million in 2005, an increase of 20.6%. The increase was primarily a result of increased borrowing under credit facilities to fund the increased construction activity. The average principal balance of loans outstanding was $63.4 million during 2004 and $67.4 during 2005.

Debt Forgiveness. Income from debt forgiveness decreased 100% from $0.7 million in 2004 to nothing in 2005. The debt forgiveness in 2004 related to Sedona’s early retirement of certain financing in exchange for a reduction in principal.

Interest Income. Interest income increased 32.9% from approximately $73,000 in 2004 to approximately $97,000 in 2005. The increase is due to a combination of to higher average cash balances during 2005, as well as increased interest rates.

Net Loss. Net loss for 2004 was $4.8 million as compared to a net loss of $18.0 million during 2005, an increase of $13,129, or 270.9%.

Fiscal Year 2004 Compared to Fiscal Year 2003

Revenue. Sedona’s revenue was $16.3 million during 2004 and $6.5 during 2003. For the year ended December 31, 2004, fractional interest villa and lots sales represented 91.6% of revenues; golf due and fees, 5.1%; merchandise and food sales, 3.2%; other revenue, 0.1%; and interest income, 0.5%.

Fractional Interest Villa and Lots Sales. Sales from fractional interest villas and land lots increased 159.0% from $5.7 million in 2003 to $14.9 million in 2004. The increase is explained by additional sales of estate lot sales at increased prices as compared to 2003.

Golf Dues and Fees. Golf dues and fees increased 114.8% from $0.3 million in 2003 to $0.8 million in 2004, or $0.5 million. The increase is attributable to the larger member base during 2004 as compared to 2003 and an increase in the membership initiation fee.

Merchandise and Food Sales. Merchandise and food sales increased 85.1% from $0.3 million during 2003 to $0.5 million in 2003. As with the increases previously discussed, this was attributable largely to the increased membership base during 2004 as compared to 2003.

Other Revenue. Other revenue increased 50.0% from approximately $14,000 in 2003 to approximately $21,000 in 2004. The reason for the increase in management fees is attributable to the increased membership base.

Costs and Expenses. Sedona’s costs and expenses were $9.2 million in 2003 and $16.0 million in 2004. For 2004, villa and lot development costs and expenses were 24.1% of costs and expenses; merchandise and food sales costs and expenses, 1.8%; golf operating expenses, 32.1%; sales and marketing costs and expenses, 36.8%; and general and administrative expenses, 5.2%.

Villa and Lot Development Costs. Total cost of sales increased 70.1% from $2.3 million in 2003 to $3.9 million in 2004, primarily due to the increased level of sales of estate lots. As a percentage of net fractional interest villa and lot sales, the cost of sales decreased from 39.7% in 2003 to 26.0% in 2004, as the sales group achieved greater efficiencies.

Merchandise and Food Costs. Total merchandise and food costs increased 52.4% from $0.2 million in 2003 to $0.3 million in 2004. The increase is attributable to the corresponding increase in merchandise and food sales.

Golf Operating Expenses. Operating expenses increased 33.0% from $3.9 million in 2003 to $5.1 in 2004. The increase is attributable to the hiring of additional personnel and the improving of golf course facilities in advance of anticipated growth.

Sales and Marketing. Total sales and marketing expenses increased 172.8% from $2.2 million in 2003 to $5.9 million in 2004. The increase is explained by the corresponding increase in sales during the same period, together with spending on brand development and collateral marketing materials. As a percentage of fractional interest villa and lot sales, total sales and marketing costs increased from 37.6% in 2003 to 39.6% in 2004.

General and Administrative Expenses. Total general and administrative costs for Sedona increased by 10.7% from $0.76 million in 2003 to $0.84 in 2004. As a percentage of total revenue, total G&A decreased, representing 11.7% in 2003 and 5.1% in 2004. The year-over-year decrease resulted primarily from revenue growth outpacing spending on additional staffing and other expenses to support the revenue growth.

Other (Income) and Expenses

Interest Expense. Total interest expense increased from 32.7% from $4.4 million in 2003 to $5.9 million in 2004. The increase was primarily a result of increased borrowing under credit facilities to fund the increased construction activity.

Debt Forgiveness. Income from debt forgiveness increased from nothing in 2003 to $0.7 million in 2004. The debt forgiveness in 2004 related to Sedona’s early retirement of certain financing in exchange for a reduction in principal.

Interest Income. Interest income increased 121.2% from approximately $33,000 in 2003 to approximately $73,000 in 2004. The increase is due to a combination of to higher average cash balances during 2004, as well as increased interest rates.

Net Loss. Net loss for 2003 was $7.2 million as compared to a net loss of $4.8 million during 2004, an increase of $2.4 million, or 32.8%.

Liquidity and Capital Resources

As a result of the timing of Sedona’s build-out activities, Sedona’s revenues from fractional interest and lot sales and Sedona’s costs and expenses related to villa and lot development have varied significantly from period to period. Accordingly, Sedona’s cash used in operating activities and related requirements for external financing fluctuate from period to period.

As of June 30, 2006, Sedona’s liquidity and capital resources included cash and cash equivalents of $0.5 million compared to $2.7 million as of December 31, 2005. The $2.3 million decrease in total cash and cash equivalents was primarily due to an increase in land and development costs and deposits on property and equipment, partially offset by increased borrowings to support development of the project.

Cash used in operating activities totaled $25.0 million for the first six months of 2006, compared to $16.9 million for the fist six months of 2005 and $25.1 million for the year ended December 31, 2005. The increases in 2006 compared to 2005 are attributable to significantly higher land and development costs in 2006 in connection with development activities.

Cash used in operating activities totaled $25.1 million for the year ended December 31, 2005 as compared to $11.1 million during the year ended December 31, 2004. The increase was due primarily to increases in land and development costs, slightly offset by an increase in accounts payable and amounts due to related parties.

Cash used by investing activities was $2.8 million for the first six months of 2006, compared to cash provided by investing activities of $10.6 million for the fist six months of 2005 and $10.2 million for the year ended December 31, 2005. In 2006, restricted cash decreased over $11.0 million from the same period in 2005 as escrowed funds related to construction loans were released.

Cash provided by investing activities totaled $10.2 million for the year ended December 31, 2005 as compared to cash used in investing activities of $14.3 million during the year ended December 31, 2004. The change is largely attributable to the change in restricted cash as certain escrow accounts related to construction loans were funded during 2005, offset by additional purchases and deposits related to property and equipment.

Net cash provided by financing activities was $25.6 million in the first six months of 2006, compared to $6.3 million in the first six months of 2005 and $16.7 million for the year ended December 31, 2005. The increase was due to increased borrowings to support development of the project.

Cash provided by financing activities decreased to $16.7 million for the year ended December 31, 2005, from $25.9 million during the year ended December 31, 2004. The decrease was attributable to lower incremental borrowings during 2005.

Sedona’s capital resources are provided from both internal and external sources. Its primary capital resources from internal operations are: (i) cash sales of fractional villas and estate lots, (ii) deposits relating to golf memberships; and (iii) net cash generated from other club and golf operations. In the future, Sedona may offer seller financing. To the extent that it does, additional capital resources will include: (i) down-payments on fractional villa interests, lot and condominium sales which are financed, and (ii) principal and interest payments on the purchase money mortgage loans arising from sales of fractional villa interests, lots and condominiums. Historically, external sources of liquidity have included borrowings under secured lines-of-credit, seller and bank financing of inventory acquisitions and working capital loans from affiliated entities. Sedona’s capital resources are used to support its operations, including (i) acquiring and developing inventory, (ii) funding operating expenses, and (iii) satisfying its debt and other obligations. In addition, any seller financing Sedona offers in the future will require additional capital resources. Sedona anticipates that it will continue to require external sources of liquidity to support its operations, satisfy its debt and other obligations, and to provide funds for future acquisitions.

Sedona’s level of debt and debt service requirements have several important effects on its operations, including the following: (i) Sedona has significant cash requirements to service debt, reducing funds available for operations and future business opportunities and increasing its vulnerability to adverse economic and industry conditions; (ii) its leveraged position increases its vulnerability to competitive pressures; (iii) the financial covenants and other restrictions contained in its loan and other agreements relating to its indebtedness, require it to meet certain financial tests, and restrict Sedona’s ability to, among other things, borrow additional funds, dispose of assets, make investments or pay cash distributions on, or repurchase, membership interests; and (iv) funds available for working capital, capital expenditures, acquisitions and general corporate purposes are potentially limited. Certain of Sedona’s competitors operate on a less leveraged basis and have greater operating and financial flexibility than Sedona.

Sedona intends to complete planned developments at the Club at Seven Canyons. In addition, Sedona may from time to time acquire, among other things, additional resort/non-resort properties at other locations and completed but unsold fractional interests and land in other locations upon which additional clubs may be built.

The following table sets forth information with respect to Sedona’s credit facilities that were important sources of our liquidity as of June 30, 2006. The total outstanding balance of these facilities was $97.3 million as of June 30, 2006.

Credit Facility	Balance as of June 30, 2006	Maturity	Borrowing Limit	Borrowing Rate	Rate as of June 30, 2006

Construction loan from Resort Finance LLC	$28,369,000	May 20, 2008	$30,000,000	Prime + 2.5%	10.75%
Line of credit from Specialty Trust	$18,250,000	February 1, 2007	$18,250,000	13.50%	13.50%
Loan from Specialty Mortgage Trust	$11,578,000	July 1, 2007	$16,000,000	13.50%	13.50%
Loan from Specialty Trust, Inc.	$6,713,000	June 1, 2007	$6,750,000	13.50%	13.50%
Loan from Specialty Trust, Inc.	$7,250,000	November 1, 2006	$7,250,000	13.50%	13.50%
Loan from Specialty Trust, Inc.	$11,700,000	November 1, 2006	$11,700,000	13.50%	13.50%
Loan from Specialty Trust, Inc.	$3,456,000	November 10, 2006	$8,600,000	13.50%	13.50%
Loan from National Bank of Arizona, N.A.	$10,109,000	May 8, 2008	$18,500,000	Prime + 1.0%	9.00%

Real Estate and Development Loans

Construction Loan from Resort Finance LLC. Resort Finance LLC has committed to lend up to $30,000,000 to Sedona to finance construction of the 25 villas located in Parcel A. As of June 30, 2006, Sedona had borrowed $28,369,000 under this facility. Mr. Stratton, the Chairman of Cold Spring, owns a controlling interest in an entity that in turn owns 40% of Resort Finance LLC. See “Certain Relationships and Related Transactions.”

Line of Credit from Specialty Trust. Specialty Trust has committed to extend credit up to $18,250,000 to Sedona to finance its operations, develop Unit II, acquire and develop the driving range. The outstanding balance of this line of credit as of June 30, 2006 was $18,250,000.

Loan from Specialty Trust, Inc. Specialty Trust, Inc. has committed to lend up to $6,750,000 to Sedona to pay in full the outstanding balance due with accrued interest under the existing carry back loans from NZ Corporation along with Parcel A site work and fees. As of June 30, 2006, Sedona had borrowed $6,713,000 under this facility.

Loan from Specialty Trust, Inc. Specialty Trust, Inc. has committed to lend up to $7,250,000 to Sedona to fund interest reserve accounts for Parcel A, B, and C while also providing funds for marketing. As of June 30, 2006, Sedona had borrowed $7,250,000 under this facility.

Loan from Specialty Trust, Inc. Specialty Trust, Inc. has committed to lend up to $11,700,000 to Sedona to pay the release price and related costs pertaining to a loan with Four Seasons along with the costs associated with the planning and development of the Club Village and Parcel C villas. As of June 30, 2006, Sedona had borrowed $11,700,000 under this facility.

Loan from Specialty Trust, Inc. Specialty Trust, Inc. has committed to lend up to $8,600,000 to Sedona to finance its development and construction of 5 villas in Parcel D. As of June 30, 2006, Sedona had borrowed $3,456,000 under this facility.

Loan from National Bank of Arizona, N.A. National Bank of Arizona, N.A., committed to lend up to $18,500,000 to Seven Canyons Lot Holdings, LLC, a wholly-owned subsidiary of Sedona, to finance infrastructure for Unit III while also paying off seller carry backs associated with Unit III. As of June 30, 2006, Sedona had borrowed $10,109,000 of this amount.

Other Loans

Loan from Specialty Trust, Inc. Specialty Trust, Inc. has committed to lend up to $16,000,000 to Sedona to finance its purchase of golf course equipment and additional golf course improvements. As of June 30, 2006, Sedona had borrowed $11,578,000 under this facility.

The following table summarizes the contractual minimum principal payments required on all of Sedona’s non-cancelable operating leases by period date, as of June 30, 2006 (in thousands). Sedona expects to fund these commitments primarily with operating cash flows generated in the normal course of business. The amounts and payment dates set forth in the table are Sedona’s best current estimates but may vary as circumstances change or Sedona becomes aware of additional facts.

	Payments Due by Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More than 5 Years

Operating lease obligations	$1,416	$379	$759	$275	$3

 The terms of Sedona’s loan agreements do not require any scheduled payments of principal prior to maturity. Sedona is required to make the following payments of principal as its sells golf memberships and/or fractional villa interests:

(a)

to Specialty Trust, Inc., $30,000 from the proceeds of the sale of each golf membership and $30,000 from the proceeds of the sale of each fractional villa interest, which amounts are applied to reduce the outstanding principal balance of the loan described above as having a commitment amount of $16 million; and

(b)

to Resort Finance LLC, upon the sale of each fractional villa interest, an amount equal to the purchase price of the residence club interest multiplied by 65%, which payment is applied to reduce the outstanding principal balance of the loan described above.

Sedona makes periodic payments of interest that accrues on the outstanding principal balance of its loans at the rates set forth on the table above.

The consent of the lenders under each of Sedona’s loan agreements is required in connection with the acquisition. To the extent consents are not received, indebtedness will need to be refinanced.

Contingent Liabilities

Sedona is subject to various legal proceedings and claims that arise in the ordinary course of business. In the opinion of Sedona’s management, the amount of the ultimate liability with respect to these actions will not materially affect Sedona’s consolidated financial statements.

Commitments

Sedona has commitments under contracts for construction and other improvements on additional phases of the Seven Canyons project which are scheduled to be opened in 2006. Portions of such contracts not completed at December 31, 2005, and June 30, 2006 are not reflected in the consolidated financial statements. These unrecorded commitments were $20.8 million at December 31, 2005, and $9.0 million at June 30, 2006, representing the contract amount minus amounts paid to the contractor.

While it is difficult to anticipate both the amount and timing of the capital requirements of a large development project, such as Seven Canyons, over a period of years, Sedona estimates that remaining total cash required to complete the Seven Canyons project by 2010, as of June 30, 2006, was approximately $161.5 million, excluding capitalized interest, of which it is estimated that approximately $57.0 million will be spent in 2007. Sedona plans to fund these expenditures primarily with available capacity on existing and future credit facilities and cash generated from operations. There can be no assurance that Sedona will be able to obtain financing or generate cash from operations necessary to complete the foregoing plans in a timely fashion or at all or that the actual costs will not exceed those estimates.

Sedona believes that its existing cash, anticipated cash generated from operations and anticipated future permitted borrowings under existing or future credit facilities will be sufficient to meet its anticipated working capital, capital expenditure and debt service requirements for the foreseeable future. Sedona will be required to renew or replace credit facilities that will expire in the near term and will be required to obtain new credit facilities to support its operations in the future. Debt incurred by Sedona may be secured or unsecured, bear fixed or variable rate interest and may be subject to such terms as the lenders may require and management believes acceptable. There can be no assurance that the credit facilities that expire in the near future will be renewed or replaced or that sufficient funds will be available from operations or under existing or future credit facilities to meet Sedona’s cash needs, including its debt service obligations.

Most of Sedona’s credit arrangements include (and we anticipate that any future facility of Cold Spring will include) customary conditions to funding, eligibility requirements for collateral, cross-default and other acceleration provisions, certain financial and other affirmative and negative covenants. No assurance can be given that Sedona will be in compliance with such covenants or that such covenants will not limit Sedona’s ability to raise funds, satisfy or refinance our obligations or otherwise adversely affect Sedona’s operations. In addition, Sedona’s future operating performance and ability to meet its financial obligations will be subject to future economic conditions and to financial, business and other factors, many of which may be beyond Sedona’s control.

Sedona Related Party Transactions

Cavan Management Services, an affiliate of David V. Cavan, and certain affiliates of Cavan Management Services, have advanced approximately $7.3 million to Sedona or Sedona’s wholly-owned subsidiaries that remained outstanding as of June 30, 2006, under a series of loans with varying interest rates. These loans will be replaced by a single note with respect to each entity to which amounts are owed at the closing of the Sedona acquisition. Sedona or its subsidiaries, as applicable, will be required to repay this amount to Cavan Management Services on the date 18 months after the closing of the acquisition, with monthly interest payments at the rate of 8% per annum of outstanding principal.

In addition, following the acquisition, David V. Cavan and certain affiliates of Mr. Cavan will be party to a number of agreements with Sedona. See “Certain Relationships and Related Transactions.”

Critical Accounting Policies and Estimates

The discussion and analysis of Sedona’s results of operations and financial condition are based upon Sedona’s consolidated financial statements, which have been prepared in accordance with United States generally accepted accounting principles. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of commitments and contingencies. On an ongoing basis, management evaluates its estimates, including those that relate to the recognition of revenue, including revenue recognition for sales of fractional interest villas using the relative sales value method; our reserve for doubtful accounts and notes receivable; the recovery of the carrying value of real estate holdings, including land and development costs, golf course, and road improvements; and the estimate of contingent liabilities related to litigation and other claims and assessments. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ materially from these estimates under different assumptions and conditions. If actual results significantly differ from management’s estimates, our results of operations and financial condition could be materially adversely impacted.

Sedona believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of its consolidated financial statements (see also Note 1 of the Notes to Consolidated Financial Statements of Sedona):

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Principles of Consolidation

The consolidated financial statements include the accounts of Sedona Development Partners, LLC and its 100% owned subsidiaries and non-profit associations in which Sedona is the controlling member. All significant intercompany transactions and balances have been eliminated. If Sedona were not the controlling member of any of the associations because of transfer of control in the future to the association members, then such association(s) would no longer be consolidated in these financial statements.

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Revenue Recognition

Revenues from the sale of fractional interest villas and lots are recognized at closing, when the full purchase price is received. While Sedona expects to continue this policy, the revenue recognition could be affected if financing were provided in the future. This is more fully discussed below regarding the implementation of SFAS No. 152.

Other revenues consist of annual golf club dues and fees, merchandise and food sales, and utility revenues. Golf club members are assessed monthly dues and fees which are included in income in the year for which they relate. Golf club service revenue is recognized when the services are rendered. Merchandise and food sales are recognized when the sale occurs. Utility revenues are recognized in the month in which the service is provided. None of the above other revenues require the use of significant estimates.

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Time-Share Sales Recognition

Effective January 1, 2006, we adopted SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions. This statement amends SFAS No. 66, Accounting for Sales of Real Estate, and SFAS No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, in association with the issuance of American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 04-2, Accounting for Real Estate Time-Sharing Transactions. SFAS No. 152 was issued to address the diversity in practice resulting from a lack of guidance specific to real estate time-sharing transactions. Among other things, the new standard addresses the treatment of sales incentives provided by a seller to a buyer to consummate a transaction, the calculation of and presentation of uncollectible notes receivable, the recognition of changes in inventory cost estimates, recovery or repossession of vacation ownership interests (“VOIs”), selling and marketing costs, operations during holding periods, developer subsidies to property owners’ associations, and upgrade and reload transactions. Restatement of previously reported financial statements is not permitted. Accordingly, as a result of the adoption of SFAS No. 152, our financial statements for periods beginning on or after January 1, 2006 are not comparable, in all respects, with those prepared for periods ended prior to January 1, 2006.

Prior to the adoption of SFAS No. 152 and SOP 04-2, Sedona recorded the sale of fractional interest villas at closing as described above. The cost of sales was based on a pro rata basis whereby each fractional interest villa had the same cost based on total estimated costs for the specific phase under development.

Effective January 1, 2006, Sedona accounts for cost of sales and land and development costs relating to the fractional interest villas in accordance with the relative sales value method. Under this method, total projected sales and costs by phase result in a constant costs of sales for each fractional interest villa sold.  The projected sales and costs by phase are reviewed on a quarterly basis. Changes in estimates which cause a change in the cost of sales percentage are recognized on a retrospective basis using a current period adjustment. No other provisions of the standards are currently applicable to Sedona.

The cumulative effect of the change in accounting principle at January 1, 2006 amounts to an income item of $785,000. For the six months ended June 30, 2006, the effect of the new accounting principle results in a reduction in cost of sales of $184,000.

The review of projected sales and costs by phase on a quarterly basis is a significant estimate for Sedona. Future changes in costs of construction, market conditions effecting sales prices, timing of sales, and other factors could cause a change in the cost of sales percentage as well as the future gross revenue. Such changes could be significant to the results of operations reported in the future.

Other provisions of SFAS No. 152 and SOP 04-2 which are not currently applicable to Sedona include incentives, financing the sale, related losses or repossession related to financings, and related operations. If Sedona were to implement any of these provisions, the requirements of the standards would impact the recognition of sales, costs of sales, and the carrying value of the fractional interest villas held for sale. The effects on the financial statements could be material. The following paragraphs more fully describe the requirements of SFAS No. 152 and SOP 04-2.

Under SFAS No. 152, the value of such incentives to investment and other similar treated items are separated from revenue from the sale of VOIs and recorded on a different line item within the statement of operations. Furthermore, SFAS No. 152 requires the incentives and other similarly treated items be considered in calculating the buyer’s down payment toward the buyer’s commitment, as defined in SFAS No. 152, in purchasing the VOI. If after considering the sales incentive, the required buyer’s commitment is not met, the VOI revenue and related cost of sales and direct selling costs are deferred and recognized under the installment method until the buyer’s commitment test is satisfied, generally through the receipt of required note receivable payments from the buyer.

SFAS No. 152 also amends the relative sales value method of recording VOI cost of sales. Specifically, consideration is now given not only to the costs to build or acquire a project and the total revenue expected to be earned on a project, but also to the sales on recovered vacation ownership interests reacquired on future cancelled or defaulted sales. The cost of VOI sales is calculated by estimating these future costs and recoveries.

SFAS No. 152 changes the treatment of losses on vacation ownership notes and contracts receivable and provides specific guidance on methods to estimate losses. Specifically, SFAS No. 152 requires that the estimated losses on originated mortgages exclude an estimate for the value of recoveries as the recoveries are to be considered in inventory costing, as described above. In addition, the standard requires a change in the classification of our provision for loan losses for vacation ownership receivables that were historically recorded as an expense, requiring that such amount be reflected as a reduction of revenue.

Under SFAS No. 152, rental operations are accounted for as incidental operations whereby incremental costs in excess of incremental revenue are charged to expense as incurred. Conversely, incremental revenue in excess of incremental costs is recorded as a reduction to the cost of any unsold VOIs. Incremental costs include costs that have been incurred by us during the holding period of the unsold VOIs, such as developer subsidy and maintenance fees.

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Land and Development Costs

Lot acquisition, materials, other direct costs, interest and other indirect costs related to acquisition and development of lots and villas are capitalized. Direct and indirect costs of lots sold are allocated to individual lots based on acreage and to fractional interest villas sold based on a pro rata basis. Capitalized costs of lots and villas are charged to costs and expenses when the related revenue is recognized. Other selling and administrative costs incurred in connection with developed lots and villas are expensed as incurred.

Prior to adopting SFAS No. 152 on January 1, 2006, cost of sales for fractional interest villas is determined by allocating the total projected cost of the units over the number of fractional interests sold, based upon a 1/10th share of each villa. Cost of villas sold is computed by multiplying the cost per interval by the number of intervals sold. Intervals transferred to Sedona attributable to forfeiture, legal foreclosure or reconveyance of the deed-in-lieu of foreclosure, are returned to inventory at the original amount charged to cost of sales. To date there have been no such intervals.

As described above, Sedona adopted SFAS No. 152 beginning January 1, 2006, which affected its cost of sales and inventory in certain respects relating to the sale of fractional interest villas. Under SFAS No. 152 and the relative sales value method, cost of sales is calculated as a fixed percentage of the selling price.

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Interest Costs

Details of interest cost incurred for the years ended December 31 are as follows:

	2005	2004	2003

Interest Expense	$7,062,000	$5,858,000	$4 ,414,000
Interest Capitalized	2,161,000	1,240,000	1,290,000
Total Interest Incurred	$9,223,000	$7,098,000	$5 ,704,000

Capitalized interest relates to costs of construction for development costs described above as well as contractual fixed assets such as the golf course and roadways.

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Allowance for Doubtful Accounts

As described above, Sedona adopted SFAS No. 152 beginning January 1, 2006, which affected its provision for doubtful accounts. Sedona currently has no receivables related to the sale of fractional interest villas.

If it generates receivables in the future, Sedona will provide for estimated future losses to be incurred related to uncollectible receivables. The allowance will be estimated, based upon management’s experience, in amounts sufficient to sustain losses that may arise due to the ultimate uncollectibility of contracts and notes receivable. Sedona will write-off notes receivable after all loss mitigation efforts have been exhausted. The amount written off will be reduced by the original amount charged to cost of sales with the offsetting amount being recorded as land and development costs.

Other accounts and notes receivable relating to the golf course operations are also evaluated for collectibility. No allowance is currently warranted and Sedona expects that no allowance of any significance will be necessary in the future relating to these accounts and notes.

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Property, Buildings and Equipment

Land, including the golf course, is capitalized at cost and not depreciated. Property, buildings and equipment are carried at cost, less accumulated depreciation. Real property and common areas owned by the associations consolidated by Sedona are capitalized at cost to the extent the associations have title. These assets are depreciated when placed in service using the straight-line method over the estimated lives of the assets. Sedona reevaluates the estimates lives on an ongoing basis and expects that change, if any, would have an insignificant impact on its financial statements.

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Long-Term Asset Impairment

Sedona utilizes the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to review for impairment. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. No assets were impaired at June 30, 2006, December 31, 2005 and 2004.

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Membership Deposits

Sedona records refundable membership fees as long-term liabilities.

Sedona provides three levels of golf memberships; founder, golf and residential. Founder and golf memberships provide the member the ability to utilize the facilities throughout the year. Ten residential memberships are provided for the ten fractional interests in each villa sold. Residential members may use the facilities during the periods they occupy the villa. Members are non-assessable after their initial deposit.

Sedona receives refundable membership fees as deposits on the founder and golf membership plans. Memberships are transferable, upon Sedona approval. Founder and golf memberships can be resigned for a refund. The amount of the refund is calculated based on the greater of the amount deposited by the resigning member or 70% of the reissued membership deposit. If a member retains their founder or golf membership for 30 years, the member will be refunded their initial membership deposit. In addition, when the member eventually resigns, they will be entitled to 70% of the reissued membership deposit in excess of amounts previously refunded.

Since inception to current, membership deposit amounts have ranged from $60,000 to $175,000. At December 31, 2005, the current membership deposit values are $175,000 for founder and golf memberships. Residential memberships do not have a stated value at December 31, 2005. At December 31, 2005, there were 211 founder and golf memberships and 37 residential memberships.

Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

Sedona does not currently provide club member financing, and therefore does not sell any vacation ownership notes receivable off-balance sheet.

As of December 31, 2005, we had fixed interest rate debt of approximately $52.8 million and floating interest rate debt of approximately $20.3 million. The floating interest rates are based upon the prevailing prime interest rates. For floating rate financial instruments, interest rate changes do not generally affect the market value of debt but do impact future earnings and cash flows, assuming other factors are held constant. Conversely, for fixed rate financial instruments, interest rate changes affect the market value of the debt but do not impact earnings or cash flows.

A hypothetical one-percentage point increase in the prevailing prime rates, as applicable, would decrease our after-tax earnings by an immaterial amount per year, as a result of increased interest expense on variable rate debt. A similar change in interest rates would decrease the total fair value of our fixed rate debt by an immaterial amount. The analyses do not consider the effects of the reduced level of overall economic activity that could exist in such an environment. Further, in the event of such a change, we would likely attempt to take actions to mitigate our exposure to the change.

However, due to the uncertainty of the specific actions that would be taken and their possible effects, the sensitivity analysis assumes no changes in our financial structure.

INFORMATION ABOUT COLD SPRING

General

Cold Spring was incorporated in Delaware on May 26, 2005, as a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses, portfolios of financial assets or real estate assets that Cold Spring expects will generate a portfolio of financial assets. Sedona is an operating company in the fractional ownership industry. A “portfolio of financial assets” refers to a pool of consumer or commercial receivables, which may or may not be secured by collateral, such as real estate or consumer goods. The phrase “real estate assets that Cold Spring expects will generate financial assets” refers to real estate that Cold Spring would purchase and then re-sell, likely in smaller parcels, in circumstances where Cold Spring would finance a portion of the sale price for its buyers and receive promissory notes from the purchasers secured by the real estate sold. To date, Cold Spring’s efforts have been limited to organizational activities, completion of its initial public offering and the evaluation and negotiation of possible business combinations, including the Sedona acquisition.

On November 16, 2005, Cold Spring closed its initial public offering of 20,000,000 units. Each of the units consists of one share of Cold Spring’s common stock, $0.001 par value per share, and two redeemable common stock purchase warrants. Each warrant sold in the initial public offering entitles the holder to purchase from Cold Spring one share of common stock at an exercise price of $5.00.

Offering Proceeds Held in Trust

Cold Spring received net proceeds of $109,966,924 from its initial public offering, after payment of underwriting discounts and commissions and offering expenses. Of those net proceeds, approximately $107,426,000 (plus an additional $2,400,000 attributable to a deferred underwriters’ discount) has been placed in a trust account and will not be released until the earlier of (i) the completion of an initial transaction or (ii) Cold Spring’s liquidation. Therefore, unless and until the Sedona acquisition is consummated, the proceeds held in the trust account will not be available to Cold Spring. If the acquisition of Sedona is consummated, the trust account (including interest, net of applicable taxes on the interest), less the amount attributable to the deferred underwriters’ discount which will be paid to the underwriters, and the amount paid to stockholders of Cold Spring who do not approve the acquisition and elect to convert their shares of common stock into their pro rata share of the trust account (excluding the amount attributable to the deferred underwriters’ discount), will be released to Cold Spring for use in the acquisition.

Fair market value of target

The initial target that Cold Spring acquires must have a fair market value equal to at least 80% of Cold Spring’s net assets (excluding the amount held in the trust account representing a portion of the underwriters’ discount) at the time of such acquisition. The fair market value of such business, portfolio or asset will be determined by Cold Spring’s board of directors based upon standards which it believes are generally accepted by the financial community. If Cold Spring’s board is not able to independently determine that the target has a sufficient fair market value, or if the target is affiliated with any of Cold Spring’s initial stockholders, Cold Spring will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the National Association of Securities Dealers, Inc. with respect to the satisfaction of such criteria. Cold Spring is not required to obtain an opinion from an investment banking firm as to the fair market value if Cold Spring’s board of directors independently determines that the target has sufficient fair market value. In connection with the proposed acquisition of Sedona, Cold Spring’s board independently determined that Sedona has a sufficient fair market value. In addition, the board has obtained an opinion from Kramer Capital, which is not a member of the National Association of Securities Dealers, Inc., to the effect that the acquisition is fair from a financial point of view to Cold Spring and that the fair market value of Sedona is equal to at least 80% if Cold Spring’s net assets.

Possible lack of business diversification

The Sedona business operates in the vacation ownership industry. By acquiring a company operating in one industry, Cold Spring’s lack of diversification will:

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subject Cold Spring to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the business of Sedona or the Seven Canyons resort; and

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at least until it is able to acquire other properties, result in Cold Spring’s dependency upon the development or market acceptance of a single resort.

In addition, Cold Spring will be subject to the risks set forth under “Risk Factors – Risks Associated with the Business of Sedona.”

Limited ability to evaluate the target’s management

Following the Closing, Cold Spring will rely on Cavan Management Services, L.L.C., which currently provides operational management of Seven Canyons for such services, pursuant to the Management Services Agreement. Although Cold Spring believes that Cavan Management Services will be able to effectively manage Sedona, Cold Spring cannot assure you that its assessments will prove to be correct. In addition, Cold Spring cannot assure you that Cold Spring’s executive management will have the necessary skills, qualifications or abilities to manage a public company.

Following the acquisition, Cold Spring may seek to recruit additional managers to supplement Cold Spring’s incumbent management. Cold Spring cannot assure you that Cold Spring will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Opportunity for stockholder approval of initial transaction

Cold Spring is, by this proxy statement, submitting the Sedona acquisition to the stockholders for approval, even though the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law.

In connection with the vote required for the acquisition, all of Cold Spring’s initial stockholders, including all of its officers and directors, have agreed to vote the shares of common stock owned by them immediately prior to the initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders. Although the initial stockholders of Cold Spring, including all of its directors and officers and their affiliates are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders have acquired any shares in or subsequent to the initial public offering. Cold Spring will proceed with the acquisition only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the transaction and public stockholders owning less than 20% of the shares sold in Cold Spring’s initial public offering both vote against the transaction and exercise their conversion rights.

Conversion rights

In connection with Cold Spring seeking stockholder approval of the Sedona acquisition in this proxy statement, Cold Spring is offering each public stockholder the right to have such stockholder’s shares of common stock converted to cash if the stockholder votes against the initial transaction and the transaction is approved and completed. The actual per-share conversion price will be equal to the amount in the trust account (excluding the amount held in a trust account representing a portion of the underwriters’ discount), inclusive of any interest (net of applicable taxes on the interest and calculated as of two business days prior to the consummation of the proposed initial transaction), divided by the number of shares of common stock sold in the initial public offering. Without taking into account any interest earned on the trust account or the amount held in the trust account representing a portion of the underwriters’ discount, the initial per-share conversion price would be $5.37, or $0.63 less than the per-unit offering price of $6.00. An eligible stockholder may request conversion on the proxy card at the same time that the stockholder votes against the acquisition proposal at the special meeting held for that purpose, and the request will not be granted unless the stockholder votes against the initial transaction and the transaction is approved and completed. It is anticipated that the funds to be distributed to stockholders entitled to convert their shares who elect conversion will be distributed promptly after completion of the acquisition. Public stockholders who convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units. Cold Spring will not complete the Sedona acquisition if public stockholders owning 20% or more of the shares sold in the initial public offering both vote against the transaction and exercise their conversion rights. If the Sedona acquisition is not approved, Cold Spring will be required to liquidate in accordance with its amended and restated certificate of incorporation. Cold Spring’s initial stockholders are not entitled to convert any shares of common stock held by them, whether acquired by them prior to, as part of or after the initial public offering, into a pro rata share of the trust account.

Liquidation if the Sedona acquisition is not consummated

If Cold Spring does not consummate the Sedona acquisition by May 16, 2007, it will be dissolved and distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account (including the amount held in the trust account representing a portion of the underwriters’ discount), inclusive of any interest (net of applicable taxes on the interest), plus any remaining net assets. Cold Spring’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the initial public offering. There will be no distribution from the trust account with respect to Cold Spring’s warrants, which will expire worthless.

If Cold Spring were to expend all of the net proceeds of the initial public offering, other than the proceeds deposited in the trust account, and without taking into account interest earned on the trust account, the initial per-share liquidation price would be $5.49 (of which $0.12 per share is attributable to the underwriters’ discount), or $0.51 less than the per-unit offering price of $6.00. The proceeds deposited in the trust account could, however, become subject to the claims of Cold Springs creditors which could be prior to the claims of Cold Spring’s public stockholders. If Cold Spring liquidates and distributes the proceeds held in trust to its public stockholders, Richard A. Stratton, its Chairman of the Board and Executive Officer, and Joseph S. Weingarten, its President, will severally, one half each, be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by (i) the claims of various vendors or other entities that are owed money by Cold Spring for services rendered or contracted for or products sold to Cold Spring, (ii) the claims of any prospective target with which Cold Spring has entered into a written letter of intent, confidentiality or nondisclosure agreement with respect to a failed transaction with such prospective target or (iii) claims by Ferris, Baker Watts, Inc. (to the extent such claims exceed $300,000). However, Cold Spring cannot assure you that Messrs. Stratton and Weingarten will be able to satisfy those obligations. They will not, however, be personally liable to pay debts and obligations except as provided above. Furthermore, Cold Spring cannot assure you that the actual per-share liquidation price will not be less than $5.49, plus interest (net of applicable taxes on the interest), due to claims of creditors. Additionally, in the event of a liquidation, the underwriters have agreed to forfeit any rights to or claims against the proceeds held in the trust account which includes a portion of their underwriters’ discount. Upon notice from Cold Spring, the trustee of the trust account will commence liquidating the investments constituting the trust account and will turn over the proceeds to Cold Spring’s transfer agent for distribution to the public stockholders.

Cold Spring’s public stockholders will be entitled to receive funds from the trust account only in the event of Cold Spring’s liquidation or if the stockholders seek to convert their respective shares into cash upon the acquisition, the stockholder voted against the Sedona acquisition, and the acquisition is completed by Cold Spring. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Competition

If the acquisition is completed, Cold Spring will become subject to competition from competitors of Sedona. See “Information about Sedona—Competition.”

Employees

Cold Spring currently has two employees, each of whom are officers and also members of the board of directors. These individuals have other business interests and are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to Cold Spring’s affairs. Cold Spring does not intend to have any full time employees prior to the consummation of the acquisition. For a discussion of Cold Spring’s expected management following the acquisition, see “Management of Cold Spring following the Acquisition.”

Facilities

Cold Spring maintains its executive offices at 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840. Full Circle LLC, an affiliate of Richard A. Stratton, its Chief Executive Officer and Chairman of the Board, has agreed to provide this space to Cold Spring until either the consummation of the Sedona acquisition or the liquidation of the company for failure to complete the acquisition, at a cost of approximately $2,300 a month pursuant to a letter agreement between Full Circle LLC and Cold Spring dated November 10, 2005. Cold Spring pays Full Circle LLC an aggregate fee of $7,500 per month which includes the cost of the office space and the cost of other general and administrative services provided to Cold Spring by Full Circle LLC.

Following the consummation of the acquisition, Cold Spring will continue to lease the space at 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840 at a cost $2,300 from Full Circle LLC.

Periodic Reporting and Audited Financial Statements

Cold Spring has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Securities Exchange Act of 1934, Cold Spring’s annual reports will contain financial statements audited and reported on by Cold Spring independent accountants. Cold Spring has filed a Form 10-K, as amended, with the Securities and Exchange Commission covering the fiscal year ended December 31, 2005, and Form 10-Q’s for the fiscal quarters ended March 31, 2006 and June 30, 2006. See “Where You Can Find More Information.”

Legal Proceedings

Cold Spring had originally considered using the firm of Ferris, Baker Watts, Inc. as lead underwriter of its initial public offering. Cold Spring never reached or entered into any agreement with Ferris, Baker Watts, and subsequently Cold Spring decided, for market and other reasons, to use Deutsche Bank Securities Inc. as lead underwriter. On October 20, 2005, Ferris, Baker Watts filed a complaint against Cold Spring entitled Ferris, Baker Watts, Inc. v. Cold Spring Capital Inc. in the Circuit Court for Baltimore City, Maryland. The complaint alleges breach of express contract, breach of implied-in-fact contract, detrimental reliance or promissory estoppel, and unjust enrichment arising out of Cold Spring’s alleged refusal to pay Ferris, Baker Watts for alleged financial and investment banking services. The complaint seeks damages of $10.6 million, as well as attorneys’ fees, court costs, prejudgment interest and any other relief that may be deemed appropriate by the court. The complaint alleges that the claims run against the proceeds raised in the initial public offering, including those held in the trust account. Cold Spring believes the claims in the complaint to be wholly without merit, and Cold Spring intends to defend against those claims vigorously. On October 26, 2005, Cold Spring filed an answer and counterclaim in the Circuit Court for Baltimore City, Maryland denying the claims and alleging tortious interference with economic relations. On June 30, 2006, Ferris, Baker Watts, Inc. filed an amended complaint adding Deutsche Bank Securities Inc. to the lawsuit and alleging tortious interference with a contract by Deutsche Bank Securities Inc. On July 17, 2006, Cold Spring filed an answer to the amended complaint denying the claims and alleging tortious interference with economic relations. On August 17, 2006, Deutsche Bank Securities Inc. filed a motion to dismiss Ferris, Baker Watts’ amended complaint and denying the claims. On September 1, 2006, Ferris, Baker Watts, Inc. filed an opposition to Deutsche Bank Securities Inc.’s motion to dismiss. The case has been assigned to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland. Discovery in this case is ongoing. No assurances can be given, however, that Cold Spring will ultimately prevail in this matter or that an adverse judgment would not materially adversely affect its financial condition or results of operations. Messrs. Stratton and Weingarten have agreed, severally, one half each, to be personally liable to ensure that the proceeds in the trust account are not reduced by any claims in this matter and that Cold Spring’s working capital is not impacted by any such claims in excess of $300,000.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF COLD SPRING

The following discussion should be read in conjunction with Cold Spring’s financial statements and notes thereto contained in the section entitled “Selected Historical Financial Information—Cold Spring’s Selected Historical Financial Information.” Stockholders are also encouraged to read “Selected Historical Financial Information — Sedona’s Selected Historical Financial Information,” since, following the acquisition, Sedona will be combined with Cold Spring.

Cold Spring was formed on May 26, 2005 to serve as a vehicle to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses, portfolios of financial assets or real estate assets that expected to generate financial assets having a fair market value of at least 80% of the net assets of Cold Spring (excluding the amount held in trust representing a portion of the underwriters’ discount). Sedona is an operating company in the fractional ownership industry. Cold Spring consummated its initial public offering on November 16, 2005. As of the filing of this proxy statement, Cold Spring has neither engaged in any operations nor generated any revenues nor incurred any debt or expenses, other than in connection with its initial public offering and, thereafter, certain minor legal and other expenses related to pursuing acquisitions of targets and defending litigation. Cold Spring’s entire activity since inception has been to prepare for and consummate its initial public offering and to identify, evaluate and negotiate possible business combinations, including the Sedona acquisition.

Cold Spring is not presently engaged in, and will not engage in, any substantive commercial business until it consummates the Sedona acquisition. If the Sedona acquisition is approved, Cold Spring will utilize a combination of cash from the proceeds of its initial public offering, notes and convertible notes in connection with the acquisition. In addition, Cold Spring may utilize cash, capital stock, debt or a combination of cash, capital stock or debt for future acquisitions. The issuance of debt securities could result in:

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default and foreclosure on its assets, if its operating revenues after an initial transaction were insufficient to pay its debt obligations;

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acceleration of its obligations to repay the indebtedness, even if it had made all principal and interest payments when due, if the debt security contained covenants that required the maintenance of certain financial ratios or reserves and any such covenant were breached without a waiver or renegotiation of that covenant;

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its immediate payment of all principal and accrued interest, if any, if the debt security was payable on demand; and

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its inability to obtain additional financing, if necessary, if the debt security contained covenants restricting our ability to obtain additional financing while such security was outstanding.

In addition, the issuance of additional shares of Cold Spring’s capital stock:

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may significantly reduce the equity interest of current stockholders;

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may subordinate the rights of holders of common stock if preferred stock is issued with rights senior to those afforded to its common stock;

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will likely cause a change in control if a substantial number of its shares of common stock or preferred stock are issued, which may affect, among other things, its ability to use its net operating loss carry forwards, if any, and most likely also result in the resignation or removal of one or more of its present officers and directors; and

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may adversely affect prevailing market prices for its securities.

For information about Sedona and risks associated with the Sedona acquisition, see “Risk Factors – Risk Associated with the Acquisition of Sedona” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sedona.”

Net income for the three months ended June 30, 2006 was $388,379 which consisted of $1,099,920 in interest income partially offset by $242,362 in income taxes and $469,179 in expenses consisting of $42,811 for D&O and other insurance, $299,374 for legal and accounting fees unrelated to Cold Spring’s initial public offering, $46,432 for travel expenditures, $32,295 for Delaware franchise taxes, $6,242 for printing, supplies and phone expenses,

$22,500 paid to Full Circle LLC, an affiliate of Richard A. Stratton, Cold Spring’s Chief Executive Officer and Chairman of the Board, through June 30, 2006 for Cold Spring’s office space and other general and administrative services and $19,525 for other expenses.

Net income for the six months ended June 30, 2006 was $702,082 which consisted of $1,979,553 in interest income partially offset by $463,800 in income taxes and $813,671 in expenses consisting of $85,623 for D&O and other insurance, $506,218 for legal and accounting fees unrelated to Cold Spring’s initial public offering, $79,503 for travel expenditures, $56,090 for Delaware franchise taxes, $6,786 for printing, supplies and phone expenses, $45,000 paid to Full Circle LLC, an affiliate of Richard A. Stratton, Cold Spring’s Chief Executive Officer and Chairman of the Board, through June 30, 2006 for Cold Spring’s office space and other general and administrative services, $2,000 for capital based taxes and $32,451 for other expenses.

Net income for the cumulative period from inception (May 26, 2005) to June 30, 2006 was $834,440 which consisted of $2,480,724 in interest income partially offset by $555,800 in income taxes and $1,090,484 in expenses consisting of $105,726 for D&O and other insurance, $583,627 for legal and accounting fees unrelated to Cold Spring’s initial public offering, $101,420 for travel expenditures, $77,367 for Delaware franchise taxes, $17,543 for printing, supplies and phone expenses, $56,250 paid to Full Circle LLC, an affiliate of Richard A. Stratton, Cold Spring’s Chief Executive Officer and Chairman of the Board, through June 30, 2006 for Cold Spring’s office space and other general and administrative services, $91,000 for capital based taxes and $57,551 for other expenses.

Net loss for the period from inception (May 26, 2005) to June 30, 2005 was $4,095 which consisted of $4,095 in expenses consisting of $2,175 for corporate formation expenses, $1,668 for travel expenditures, $218 for printing, supplies and phone expenses and $34 for other expenses.

The net proceeds to Cold Spring from the sale of its units in its initial public offering, after deducting offering expenses of approximately $1,033,076 and underwriting discounts of approximately $9,000,000 (including $2,400,000 placed in the trust account representing a deferred underwriters’ discount) were $109,966,924, of which $107,426,000 (plus the additional $2,400,000 attributable to the underwriters’ discount) was placed in a trust account and the remaining proceeds ($2,540,926) became available to be used to provide for business, legal and accounting due diligence on prospective transactions and continuing general and administrative expenses. The proceeds held in the trust account (excluding the amount held in a trust account representing a portion of the underwriters’ discount) as well as any other net proceeds not expended will be used to finance the operations of the target. At June 30, 2006, Cold Spring had cash outside of the trust account of $1,501,946, investments held in the trust account of $112,531,402, prepaid expenses and other assets of $308,054 and total liabilities of $4,123,394. Cold Spring believes that the funds available to it outside of the trust account will be sufficient to allow it to operate until May 16, 2007, assuming that an initial transaction is not consummated during that time. Of the funds held outside of the trust account totaling $408,951 as of November 8, 2006, Cold Spring anticipates using these funds to cover legal and accounting fees (including certain costs of pending litigation), other expenses attendant to the due diligence investigations, structuring, and negotiating of an initial transaction, and administrative expenses incurred prior to completing the Sedona acquisition.

Cold Spring pays Full Circle LLC an aggregate fee of $7,500 per month which includes the cost of the office space and the cost of other general and administrative services provided to it by Full Circle LLC.

Off-Balance Sheet Arrangements

Options and warrants issued in conjunction with Cold Spring’s initial public offering are equity linked derivatives and accordingly represent off-balance sheet arrangements. The options and warrants meet the scope exception in paragraph 11(a) of FAS 133 and are accordingly not accounted for as derivatives for purposes of FAS 133, but instead are accounted for as equity. For a more complete discussion of the treatment of the underwriter’s purchase option and the warrants, see footnote 2 to Cold Spring’s consolidated financial statements for the six-month period ended June 30, 2006, contained herein.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is a broad term for the risk of economic loss due to adverse changes in the fair value of a financial instrument. These changes may be the result of various factors, including interest rates, foreign exchange rates, commodity prices and/or equity prices. Of the net offering proceeds, $107,426,000 has been placed into a trust account at Morgan Stanley maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Additionally, $2,400,000 of the proceeds attributable to the underwriters’ discount has also been deposited into the trust account. The proceeds held in trust will only be invested in United States “government securities,” defined as any Treasury Bill issued by the United States having a maturity of 180 days or less. Thus, we are subject to market risk primarily through the effect of changes in interest rates on government securities. The effect of other changes, such as foreign exchange rates, commodity prices and/or equity prices, does not pose significant market risk to us.

PROPOSAL NO. 4—ELECTION OF CLASS I DIRECTOR

Cold Spring’s board of directors currently consists of five members, three of whom are independent, non-employee directors. The board of directors is divided into three classes. Each class serves for a term of three years, with the terms of office of the directors in the respective classes expiring in successive years. The present term of the Class I Director expires at the special meeting. The board of directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Robert M. Chefitz for re-election as the sole Class I Director. The board of directors knows of no reason why the nominee should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of some other person or persons, or for fixing the number of directors at a lesser number.

The board of directors recommends that the stockholders vote “FOR” Robert M. Chefitz, the proposed nominee for election to Class I of the Cold Spring board of directors.

The following table sets forth, for the nominee to be elected at the special meeting and the other current directors, the year each nominee or director was first appointed or elected a director, the principal occupation of the nominee and each of the directors during at least the past five years and the age of the nominee and each director.

Nominee for Class I Director (Term Expires at 2009 Annual Meeting)

Nominee’s Name	Year Nominee First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years

Robert M. Chefitz	2005

Director

Robert M. Chefitz, 47, has been a member of our board of directors since July 2005. Mr. Chefitz has over 25 years of investment experience. Since 2002, Mr. Chefitz has been a general partner of NJTC Venture Fund, a venture capital fund. From 1990 until 2001, Mr. Chefitz was a general partner of Apax Partners (formerly Patricof & Co. Ventures, Inc.), a private equity fund. From 1987 to 1990, Mr. Chefitz was a managing director of Patricof & Co. Ventures, Inc., where he led and managed certain of the firm’s investments and from 1981 to 1987 was a senior associate of Golder, Thoma, Cressey & Co, where he worked on numerous investments in a wide range of industries. Mr. Chefitz is a member of the commitment committee of The Financial Recovery Fund, a fund established to provide funding to small businesses that were located in the World Trade Center and surrounding buildings following the September 11 disaster, and a director of World Links, a philanthropic, non-governmental organization that brings computer and internet access to schools in developing countries. Mr. Chefitz is the president of The New York Venture Capital Forum. Mr. Chefitz received an M.B.A. from Columbia University and a B.A. from Northwestern University.

Class II Directors (Terms Expire at 2007 Annual Meeting)

Director’s Name	Year Director First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years

Joseph S. Weingarten	2005

President, Chief Financial Officer, Treasurer, Assistant Secretary and Director

Joseph S. Weingarten, 41, has been our President and Treasurer, and a Director since our inception and is currently also our Chief Financial Officer and Assistant Secretary. Mr. Weingarten is the President of Cold Spring Capital Management Corporation which is principally in the business of providing management support to Developer Finance Corporation and Resort Finance Corporation (see the description of Mr. Stratton on page 83) and also evaluates other opportunities in consumer and commercial finance. Mr. Weingarten was a Director in the Asset Backed Securities

Director’s Name	Year Director First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years

group of Nomura Securities International Inc., from August 2001 through June 2004, where he was primarily responsible for originating warehouse and term securitization transactions with focus on first time issuers and emerging asset classes, and has experience in financing a wide variety of asset types. He was also responsible for international asset backed securities clients issuing term securities in the United States, completing transactions for clients in Australia, Brazil, Japan, and the United Kingdom. From January 2000 to August 2001, Mr. Weingarten was a Managing Director with ING Barings where he was responsible for originating, structuring, and executing securitized transactions in the term and asset-backed commercial paper markets. From March 1997 to December 1999, Mr. Weingarten was with Litchfield Financial Corporation (NASDAQ: LTCH), a specialty finance company with land, timeshare, financial services and tax lien divisions. During 1997 and 1998, he served first as Senior Vice President, and then as Executive Vice President from 1998 through December 1999. At Litchfield Financial, Mr. Weingarten was responsible for business development activities and was a member of senior management. Mr. Weingarten also served as a Vice President of ING’s Asset Backed Finance Group at ING from 1993 to 1997, and with the Consumer Finance and Mortgage Finance Groups of USWEST Financial Services from 1992 to 1993, and as a certified public accountant with Arthur Andersen & Company from 1987 through 1991. Mr. Weingarten is a graduate of New York University and holds a B.S. in Finance and Accounting.

I. Trevor Rozowsky	2005

Director

I. Trevor Rozowsky, 44, has been a member of our board of directors since July 2005. Mr. Rozowsky is a founder and Executive Vice President of Lydian Trust Company, a private financial services firm, established in 1999. Mr. Rozowsky also serves as Chief Executive Officer of Lydian Private Bank, a privately held $1.4 billion Federal Savings Bank subsidiary of Lydian Trust Company, and as a director of Clarion Value Fund Inc., as SEC registered investment company. From 1997 to 1999, Mr. Rozowsky was Managing Director of Affinity Capital Corporation, the predecessor to Lydian Trust Company. Mr. Rozowsky was a Senior Vice President of Ocwen Financial Services, (NASDAQ: OCN) from 1993 to 1997, and during his tenure was responsible for the following areas: acquisitions, credit, capital markets and loan origination. Mr. Rozowsky was Director of Consumer Finance for U S West Financial Services from 1991 to 1993 and was responsible for acquiring and managing the consumer portfolio and for establishing a branch based automobile loan originator that was later sold to Bank of America. Mr. Rozowsky was a Manager with Arthur Andersen & Company from 1984 through 1991. Mr. Rozowsky is a graduate of the University of Cape Town (South Africa) and has a Bachelor of Commerce degree as well as being a Chartered Accountant and Certified Public Accountant.

Class III Directors (Terms Expire at 2008 Annual Meeting)

Director’s Name	Year Director First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years

Richard A. Stratton	2005

Chief Executive Officer, Secretary, Chairman of the Board and Director

Richard A. Stratton, 56, has been our Chairman of the Board, Chief Executive Officer and Secretary since our inception. Mr. Stratton is also Chairman of the Board of Directors and controlling stockholder of Developer Finance Corporation, or DFC, which generates a portfolio of financial assets by providing financing to consumers and developers for the purchase of rural, recreational and other real estate. Additionally, Mr. Stratton co-founded and is a controlling stockholder and Chief Executive Officer of Resort Finance Corporation, or RFC, which provides financing to developers of vacation ownership, or timeshare interests. Since the inception of DFC in December of 2001, and RFC in 2002, Mr. Stratton has been responsible for strategic planning, general oversight and raising capital for these entities. Between July 2003 and February 2006, Mr. Stratton served as Chief Executive Officer of Resort Finance LLC, or RFL. RFC owns a 40% interest in RFL. RFL is in the business of acquiring, maintaining, administering and financing a portfolio of timeshare loans and loans to timeshare developers and certain related activities. Prior to co-founding DFC, Mr. Stratton was a co-founder, president, and from 1996 to October 1999, Chief Executive Officer of Litchfield Financial Corporation (NASDAQ: LTCH), a specialty finance company with land, timeshare, financial services and tax lien divisions. Litchfield Financial was acquired by Textron Financial in October 1999 and Mr. Stratton served as Senior Vice President of Textron Financial from October 1999 until September 2000. Prior to Litchfield, Mr. Stratton held senior finance and marketing positions at Patten Corporation (now known as Bluegreen Corporation), Summit Software Technology, Gillette Company, and American Appraisal Company. Mr. Stratton received his B.A. degree from The College of the Holy Cross.

Evan E. Binder	2005

Director

Evan E. Binder, 51, has been a member of our board of directors since July 2005. Mr. Binder has been a member of Windmill Management LLC since January 2005. Windmill is the manager of SageCrest II LLC, an investment fund which seeks to achieve current income and capital appreciation through investment in high yield fixed income obligations, loans, securities and other instruments. Target sectors include consumer, asset-backed and corporate obligations, as well as specialty finance, real estate and other markets offering high yield opportunities. Mr. Binder has over 17 years of experience in structured finance, asset-backed lending, securitization, commercial paper conduit finance origination and administration and served most recently as Managing Director and Head of Asset Backed Securities at Nomura Securities and ING Securities from 1993 through 2003. Earlier in his career, he worked at Citicorp Securities, Aegis Holdings and CS First Boston. Mr. Binder received a BA and MBA from Temple University.

The board of directors recommends that the stockholders vote “FOR” Robert M. Chefitz, the proposed nominee for election to Class I of the Cold Spring board of directors.

PROPOSAL NO. 5—APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

Cold Spring proposes to adopt the 2006 Stock Incentive Plan. On [__________] [__], 2006, our board of directors approved the Cold Spring 2006 Stock Incentive Plan for adoption by Cold Spring’s stockholders. The following summary of the 2006 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Stock Incentive Plan, which is attached as Annex C to this proxy statement.

Purposes

The purposes of the 2006 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and directors, and to promote the success of our business. Options, stock purchase rights and other stock-based awards may be granted under the 2006 Stock Incentive Plan.

Administration

The 2006 Stock Incentive Plan is administered by the board, which may delegate its powers under the 2006 Stock Incentive Plan to one or more committees or sub-committees of the board. Subject to the provisions of the 2006 Stock Incentive Plan, the administrator of the 2006 Stock Incentive Plan has authority in its discretion to: (1) determine fair market value of our common stock; (2) select employees and directors to whom awards may be granted; (3) determine the number of shares covered by awards; (4) approve forms of agreement for use under the 2006 Stock Incentive Plan; (5) determine the terms and conditions of awards; (6) determine whether and under what circumstances an option may be settled in cash instead of common stock; (7) prescribe, amend or rescind rules and regulations relating to the 2006 Stock Incentive Plan; and (8) construe and interpret the terms of the 2006 Stock Incentive Plan and awards granted pursuant to the 2006 Stock Incentive Plan. While we expect that the plan administrator will make awards from time to time under the 2006 Stock Incentive Plan, it has no current plans, proposals or arrangements to make any specific grants under the 2006 Stock Incentive Plan.

Shares Subject to the 2006 Stock Incentive Plan

The stock subject to options and awards under the 2006 Stock Incentive Plan is authorized but unissued shares of our common stock or shares of treasury common stock. Any shares subject to an option that for any reason expires or is terminated unexercised as to such shares and any restricted stock that is forfeited and repurchased by us at not more than its exercise price as a result of the exercise of a repurchase option may again be the subject of an option or award under the 2006 Stock Incentive Plan. The number of shares of common stock that may be issued under the 2006 Stock Incentive Plan may not exceed [__________] shares, subject to adjustment, as described below. On November 10, 2006, the closing sale price of our common stock was $5.40 per share.

Section 162(m) Limitations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2006 Stock Incentive Plan provides that no participant may receive, over the term of the 2006 Stock Incentive Plan, awards for more than an aggregate of [__________] shares of common stock with respect to which awards may be granted under the 2006 Stock Incentive Plan. Stockholder approval of this proposal will constitute stockholder approval of this limitation for Section 162(m) purposes.

Eligibility

Nonstatutory stock options, or NSO’s, stock purchase rights and other stock-based awards (other than incentive stock options) may be granted to employees and directors. Incentive stock options, ISO’s, may be granted only to employees. Each option will be designated in the stock option agreement as either ISO or an NSO. Cold Spring estimates that, following the acquisition, approximately 145 employees, as well as our three non-employee directors, will be eligible to participate in the 2006 Stock Incentive Plan. Notwithstanding the terms of any award under the 2006 Stock Incentive Plan, in the event of certain misconduct by a participant, all awards to that participant will be terminated and all shares acquired by the participant under the 2006 Stock Incentive Plan will be subject to repurchase by us at any time within 180 days after we have knowledge of such misconduct.

Terms and Conditions of Options

Exercise Price. The exercise price for shares issued upon exercise of options will be determined by the 2006 Stock Incentive Plan administrator. The exercise price of ISO’s may not be less than 100% of the fair market value on the date the option is granted. The exercise price of ISO’s granted to a 10% or greater stockholder may not be less than 110% of the fair market value on the date of grant.

Form of Consideration. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The 2006 Stock Incentive Plan permits payment to be made by cash, check, promissory note of the participant, wire transfer, other shares of our common stock (with some restrictions), consideration received by us under a cashless exercise program implemented by us in connection with the 2006 Stock Incentive Plan, or any combination of the foregoing.

Term of Options. The term of an option may be no more than ten years from the date of grant, except that the term of an option granted to a 10% or greater stockholder may not exceed five years from the date of grant.

Termination of Employment. No option may be exercised more than three months following termination other than by reason of the participant’s death or disability, or such other period as set forth in the option agreement. If, on the date of termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the 2006 Stock Incentive Plan.

Death or Disability. An option is exercisable for 12 months following death of the participant or termination for a disability or such other period as set forth in the option agreement. If, on the date of death or termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the 2006 Stock Incentive Plan.

Other Provisions. The stock option agreement for each option grant may contain other terms, provisions and conditions not inconsistent with the 2006 Stock Incentive Plan, as may be determined by the 2006 Stock Incentive Plan administrator.

Terms and Conditions of Stock Purchase Rights

Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with, other awards granted under the 2006 Stock Incentive Plan and/or cash awards made outside of the 2006 Stock Incentive Plan. The offer to purchase stock under the 2006 Stock Incentive Plan will be accepted by execution by the participant of a stock purchase agreement.

Right of Repurchase. Unless the 2006 Stock Incentive Plan administrator determines otherwise, the stock purchase agreement will grant us the right to repurchase the stock sold upon the termination of the participant’s service to us or upon the failure to satisfy any performance objectives or other conditions specified in the stock purchase agreement. The repurchase price will be the purchase price paid by the participant or such other price as set forth in the stock purchase agreement. The repurchase right will lapse upon such conditions or at such rate as the 2006 Stock Incentive Plan administrator may determine and set forth in the stock purchase agreement.

Other Stock-Based Awards

The 2006 Stock Incentive Plan administrator will have the right to grant other awards based upon our common stock, having such terms and conditions as the 2006 Stock Incentive Plan administrator may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock, the grant of stock appreciation rights and the grant of dividend equivalent rights.

Adjustments

Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, (1) the number and class of securities available under the 2006 Stock Incentive Plan, (2) the per-participant limit, (3) the number and class of securities and exercise price per share subject to each outstanding award, (4) the price per share at which outstanding restricted shares may be repurchased, and (5) the terms of each other outstanding award shall be appropriately adjusted (or substituted awards may be made, if applicable) to the extent that the administrator of the 2006 Stock Incentive Plan shall determine, in good faith, necessary and appropriate.

Dissolution or Liquidation. The 2006 Stock Incentive Plan administrator in its discretion may provide for a participant to have the right to exercise his or her award until 15 days prior to any dissolution or liquidation of Cold Spring. To the extent not previously exercised, an award will terminate immediately prior to the consummation of any proposed dissolution or liquidation.

Sale of the Company. Except as otherwise provided in any stock option agreement or stock purchase agreement or other document evidencing such rights, in the event a third party acquires a majority of the voting power of Cold Spring, whether through the sale of substantially all of our assets, the sale of our voting securities or a merger or consolidation, the 2006 Stock Incentive Plan administrator, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards, or cancel awards for a cash payment to the participant.

Limits on Transferability

An incentive stock option granted under the 2006 Stock Incentive Plan may not be transferred during a participant’s lifetime and will not be transferable other than by will or by the laws of descent and distribution following the participant’s death. Nonstatutory stock options, stock purchase rights or shares granted under the 2006 Stock Incentive Plan may be assigned during a participant’s lifetime to members of the participant’s family or to a trust established for such family members or the participant’s former spouse pursuant to the participant’s estate plan or pursuant to a domestic relations order.

Amendment and Termination

Our board may at any time amend, alter, suspend or terminate the 2006 Stock Incentive Plan. The board will obtain stockholder approval of any 2006 Stock Incentive Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 2006 Stock Incentive Plan shall impair the rights of any participant, unless mutually agreed in writing.

Federal Income Tax Consequences

Incentive Stock Options — A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income.

If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the options, gain will be taxable to the participant upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. We will not be entitled to a tax deduction arising from the exercise of an ISO if the employee qualifies for such long-term capital gain treatment.

Nonstatutory Stock Options — A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

As of the date of this proxy statement, no stock options or other awards had been granted, and no shares of Common Stock had been issued, under the 2006 Stock Incentive Plan. Further, Cold Spring has not committed or designated any shares of Common Stock for grants under the 2006 Stock Incentive Plan.

The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of the 2006 Stock Incentive Plan.

The board of directors recommends that the stockholders vote “FOR” Proposal No. 5 to adopt the 2006 Stock Incentive Plan.

PROPOSAL NO. 6—APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN

Cold Spring proposes to adopt the 2006 Employee Stock Purchase Plan. On [__________] [__], 2006, the Cold Spring board of directors approved the Cold Spring 2006 Employee Stock Purchase Plan for adoption by Cold Spring’s stockholders. The following summary of the principal features of the 2006 Employee Stock Purchase Plan is qualified in its entirety by the specific language of the 2006 Employee Stock Purchase Plan, a copy of which is attached as Annex D to this proxy statement.

Purpose

The purpose of the 2006 Employee Stock Purchase Plan is to provide eligible employees of Cold Spring and its subsidiaries an opportunity to purchase shares of common stock through payroll deductions or lump sum payments. The 2006 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code.

Administration

The 2006 Employee Stock Purchase Plan is administered by the compensation committee. The compensation committee may waive such provisions of the 2006 Employee Stock Purchase Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the 2006 Employee Stock Purchase Plan.

Shares Subject to the 2006 Employee Stock Purchase Plan

The shares of common stock issuable under the 2006 Employee Stock Purchase Plan may be either shares newly issued by Cold Spring or shares reacquired by Cold Spring, including shares purchased on the open market. Giving effect to the proposed 2006 Employee Stock Purchase Plan, the maximum number of shares of common stock which may be sold to participants over the term of the 2006 Employee Stock Purchase Plan may not exceed [__________] shares, subject to adjustment, as described below.

Adjustments

If any change is made to Cold Spring’s outstanding common stock in connection with any merger, consolidation, reorganization, recapitalization, stock split, stock dividend or other relevant change in the capitalization of Cold Spring, appropriate adjustment will be made in the number of shares reserved under the 2006 Employee Stock Purchase Plan, in the number of shares covered by outstanding rights under the 2006 Employee Stock Purchase Plan, in the exercise price of the rights and in the maximum number of shares that an employee may purchase.

Purchase Periods

Shares of common stock are offered for purchase under the 2006 Employee Stock Purchase Plan during one or more offering periods, the timing and duration of which are designated by the compensation committee. An employee who participates in the 2006 Employee Stock Purchase Plan for a particular purchase period will have the right to purchase common stock on the terms and conditions set forth below and must execute a purchase agreement embodying the terms and conditions and other provisions (not inconsistent with the 2006 Employee Stock Purchase Plan) as the compensation committee may deem advisable.

Eligibility and Participation

Any individual who is employed on a basis under which he or she is expected to work more than 20 hours per week for more than five months per calendar year in the employ of Cold Spring or any subsidiary and who is employed at the beginning of the purchase period is eligible to participate in the 2006 Employee Stock Purchase Plan. Cold Spring estimates that, after consummation of the acquisition, approximately 145 employees will be eligible to participate in the 2006 Employee Stock Purchase Plan.

The method of payment for the shares to be acquired by an employee under the 2006 Employee Stock Purchase Plan will be through regular payroll deduction, lump sum payment or both, as determined by the compensation committee.

No right granted to an employee under the 2006 Employee Stock Purchase Plan during an offering period will cover more shares than may be purchased at an exercise price equal to more than 10% of the base salary payable to the employee during the offering period, not taking into account any changes in the employee’s rate of compensation after the date the employee elects to participate in the offering.

Purchase Price

The purchase price per share will be the lesser of (i) 85% of the fair market value per share of common stock on the date on which the purchase right is granted or (ii) 85% of the fair market value per share of common stock on the date the purchase right is exercised.

The fair market value of the common stock on any relevant date under the 2006 Employee Stock Purchase Plan will be the average on that date of the high and low, price per share as reported by the American Stock Exchange. On November 10, 2006, the fair market value per share of common stock was $5.40 per share.

Special Limitations

The 2006 Employee Stock Purchase Plan imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:

•

purchase rights may not be granted to any individual who immediately thereafter would own stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of Cold Spring or any of its affiliates.

•

purchase rights granted to a participant may not accrue at a rate that exceeds $25,000 in fair market value of the common stock (valued at the time each purchase right is granted) during any one calendar year in which such purchase right is outstanding.

Termination of Purchase Rights

The participant may, unless the employee has waived his or her cancellation right, withdraw from the 2006 Employee Stock Purchase Plan before the expiration of the purchase period and elect to have his or her accumulated payroll deductions refunded immediately without interest.

The participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions that the participant may have made for the purchase period in which his or her employment terminates will be refunded without interest.

Stockholder Rights

No participant will have any stockholder right with respect to the shares covered by his or her purchase right until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Amendment and Termination

The board of directors may terminate or amend the 2006 Employee Stock Purchase Plan. However, the board of directors may not, without stockholder approval, take any action that will adversely affect the then existing purchase rights of any participant or amend the 2006 Employee Stock Purchase Plan (i) to increase the number of shares subject to the 2006 Employee Stock Purchase Plan, (ii) to change the class of persons eligible to participate in the 2006 Employee Stock Purchase Plan, or (iii) to increase materially the benefits accruing to participants under the 2006 Employee Stock Purchase Plan.

No purchase rights will be granted under the 2006 Employee Stock Purchase Plan after [__________] [__], 2016.

Federal Income Tax Consequences

The 2006 Employee Stock Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to Cold Spring, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2006 Employee Stock Purchase Plan.

If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the purchase period in which such shares were acquired or within one year after the purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and Cold Spring will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. Any additional gain or loss recognized by the participant on the disposition of the stock will be treated as short-term or long-term capital gain or loss, depending on the time the participant held the shares between the purchase date and the disposition.

If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the purchase period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant’s entry date into that purchase period; and any additional gain upon the disposition will be taxed as a long-term capital gain. Cold Spring will not be entitled to an income tax deduction with respect to such disposition.

The foregoing is only a summary of the federal income taxation consequences to the participant and Cold Spring with respect to the shares purchased under the 2006 Employee Stock Purchase Plan. The summary does not discuss tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

Stockholder Approval

The affirmative vote of a majority of the outstanding common stock of Cold Spring present or represented and entitled to vote at the meeting is required for approval of the 2006 Employee Stock Purchase Plan.

The board of directors recommends that the stockholders vote “FOR” Proposal No. 6 to adopt the 2006 Employee Stock Purchase Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Goldstein Golub Kessler LLP (referred to as GGK), independent accountants, audited and reported upon the financial statements of Cold Spring for the fiscal year ended December 31, 2005 and has served as Cold Spring’s independent registered public accounting firm since its inception (May 26, 2005).

A representative of GGK is expected to be present by phone at the Special Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

GGK acts as our principal independent accountant. Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services Inc. (TBS), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. (RSM). GGK has no full time employees and therefore, none of the audit services performed was provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. The following is a summary of fees paid to GGK, TBS and RSM for services rendered.

Audit Fees. The aggregate fees billed or expected to be billed for professional services rendered by GGK for the fiscal year ended December 31, 2005 for (a) the annual audit of our financial statements for such fiscal year and (b) the audit of our financial statements dated June 13, 2005, September 30, 2005 and November 16, 2005 and filed with our registration statement on Form S-1 and (c) reviews of SEC filings amounted to $55,000.

Audit-Related Fees. We were not billed for audit-related services that are not reported as Audit Fees for the fiscal year ended December 31, 2005.

Tax Fees. We were billed $4,082 by RSM for professional services for tax compliance for the fiscal year ended December 31, 2005.

All Other Fees. We were not billed for products and services provided by GGK, other than those discussed above, for the fiscal year ended December 31, 2005.

Pre-Approval Policy. The audit committee has established policies and procedures for the review and pre-approval by the audit committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by GGK, our independent auditor. The audit committee may delegate authority to one or more of its members, who shall report pre-approval decisions to the audit committee, but the committee may not delegate any of its responsibilities to pre-approve services by GGK to the management. The annual audit services engagement terms and fees are subject to the specific pre-approval of the audit committee. The audit committee may from time to time separately pre-approve assurance and related services that are reasonably related to the performance of the audit or review of Cold Spring’s financial statements and traditionally performed by the independent auditor. All tax services to be provided to Cold Spring by GGK must be separately pre-approved by the audit committee.

The committee may separately pre-approve those permissible non-audit services that it believes are routine and recurring services and would not impair the independence of the auditor. The following non-audit services are prohibited and may not be provided by GGK to Cold Spring: management functions; human resources; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit.

Pre-approval fee levels for all services to be provided by GGK, will be set from time to time by the audit committee. With respect to each proposed pre-approved service, GGK must provide detailed back-up documentation to the audit committee. Requests or applications to provide services that require separate approval by the audit committee must be submitted to the committee by both GGK and Joseph S. Weingarten, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet combines our historical balance sheets and those of Sedona as of June 30, 2006, giving effect to the transactions described in the purchase agreement as if they had occurred on June 30, 2006. The following unaudited pro forma condensed consolidated statements of operations combine (i) our historical statement of operations for the six months ended June 30, 2006 with those of Sedona and (ii) our historical statement of operations for the period May 26, 2005 (date of inception) to December 31, 2005 with those of Sedona for the year ended December 31, 2005, in each case giving effect to the acquisition as if it had occurred on January 1, 2005.

The unaudited pro forma condensed balance sheet has been prepared using two different assumptions as to whether Cold Spring’s stockholders exercise their conversion rights, as follows:

•

Assuming No Exercise Conversion Rights: this presentation assumes that no Cold Spring stockholders exercise their conversion rights in connection with acquisition of Sedona; and

•

Assuming Maximum Exercise of Conversion Rights: this presentation assumes that the holders of 19.99% of the shares of Cold Spring Common Stock issued in the initial public offering exercise their conversion rights in connection with the acquisition of Sedona.

Under the purchase method of accounting, the preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based upon preliminary estimates, which assume that historical cost approximates fair value of the assets and liabilities of Sedona. As such management estimates that a substantial portion of the excess purchase price will be allocated to non-amortizable intangible assets. These estimates are subject to change upon the finalization of the valuation of certain assets and liabilities and may be adjusted in accordance with the provisions of Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations.

We are providing this information to aid you in your analysis of the acquisition. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with our historical financial statements and those of Sedona and the related notes thereto. The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or our future financial position or operating results.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2006

Maximum Approval

	Sedona	Cold Spring	Pro Forma Adjustments		Consolidated

ASSETS
Current Assets
Cash and cash equivalents	469,000	1,501,946	112,531,402	a
			(82,130,168)	b
			(2,400,000)	e
			(842,529)	b	29,129,651
Cash held in Trust Fund		112,531,402	(112,531,402)	a	—
Accounts receivable	1,652,000				1,652,000
Notes receivable	507,000				507,000
Prepaid expenses		308,054	(157,471)	b	150,583
Other current assets	127,000				127,000
Deferred tax asset		608,456			608,456
Total current assets	2,755,000	114,949,858			32,174,690
Land and Development Costs	43,689,000				43,689,000
Property, Buildings and Equipment (at cost)
Property, Buildings and Equipment	50,264,000				50,264,000
Less: Accumulated Depreciation	(2,831,000)				(2,831,000)
Total property, buildings and equipment	47,433,000	—			47,433,000
Other Assets
Restricted cash – Escrows	1,853,000				1,853,000
Customer Deposits	4,702,000				4,702,000
Notes Receivable	148,000				148,000
Deferred Loan Fees, Net	1,005,000				1,005,000
Goodwill and other intangibles			169,286,168	b	169,286,168
Total Other Assets	7,708,000	—			176,994,168
Total Assets	101,585,000	114,949,858			300,290,858

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Lines of Credit	18,250,000				18,250,000
Current Portion of Long-Term Debt	29,197,000				29,197,000
Accounts Payable	4,070,000	174,740			4,244,740
Accrued Liabilities	1,237,000				1,237,000
Income and capital taxes payable		1,007,844			1,007,844
Deferred underwriting fees		2,400,000	(2,400,000)	e	—
Deferred interest		540,810	(540,810)	c 1	—
Due to Related Parties	7,320,000				7,320,000
Total Current Liabilities	60,074,000	4,123,394			61,256,584
Long Term Liabilities
Membership Deposits	27,569,000				27,569,000
Long-Term Debt (net of current portion)	50,097,000		50,000,000	b	100,097,000
Total Long-Term Liabilities	77,666,000	—			127,666,000
Total Liabilities	137,740,000	4,123,394			188,922,584
Commitments and Contingencies	—	—			—
Common stock subject to possible conversion) (3,998,000 shares at conversion value)		21,474,457	(21,474,457)	d 1	—
Equity
Common Stock	15,000,000	25,000	(15,000,000)	b	25,000
Additional paid in capital		88,492,567	21,474,457	d 1	109,967,024
Retained earnings (Accumulated deficit)	(51,155,000)	834,440	51,155,000	b
			540,810	c 1	1,375,250
Total Stockholders’ Equity	(36,155,000)	89,352,007			111,367,274
Total Liabilities and Stockholders’ Equity	101,585,000	114,949,858			300,290,858

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2006

Minimum Approval

	Sedona	Cold Spring	Pro Forma Adjustments		Consolidated

ASSETS
Current Assets
Cash and cash equivalents	469,000	1,501,946	112,531,402	a
			(82,130,168)	b
			(2,400,000)	e
			(21,474,457)	d2
			(540,810)	d2
			(842,529)	b	7,114,383
Cash held in Trust Fund		112,531,402	(112,531,402)	a	—
Accounts receivable	1,652,000				1,652,000
Notes receivable	507,000				507,000
Prepaid expenses		308,054	(157,471)	b	150,583
Other current assets	127,000				127,000
Deferred tax asset		608,456			608,456
Total current assets	2,755,000	114,949,858			10,159,423
Land and Development Costs	43,689,000				43,689,000
Property, Buildings and Equipment (at cost)
Property, Buildings and Equipment	50,264,000				50,264,000
Less: Accumulated Depreciation	(2,831,000)				(2,831,000)
Total property, buildings and equipment	47,433,000	—			47,433,000
Other Assets
Restricted cash – Escrows	1,853,000				1,853,000
Customer Deposits	4,702,000				4,702,000
Notes Receivable	148,000				148,000
Deferred Loan Fees, Net	1,005,000				1,005,000
Goodwill and other intangibles			169,286,168	b	169,286,168
Total Other Assets	7,708,000	—			176,994,168
Total Assets	101,585,000	114,949,858			278,275,591
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Lines of Credit	18,250,000				18,250,000
Current Portion of Long-Term Debt	29,197,000				29,197,00
Accounts Payable	4,070,000	174,740			4,244,740
Accrued Liabilities	1,237,000				1,237,000
Income and capital taxes payable		1,007,844			1,007,844
Deferred and underwriting fees		2,400,000	(2,400,000)	e	—
Deferred interest		540,810	(540,810)	c2	—
Due to Related Parties	7,320,000				7,320,000
Total Current Liabilities	60,074,000	4,123,394			61,256,584
Long Term Liabilities					—
Membership Deposits	27,569,000				27,569,000
Long Term Debt (net of current portion)	50,097,000		50,000,000	b	100,097,000
Total Long Term Liabilities	77,666,000	—			127,666,000
Total Liabilities	137,740,000	4,123,394			188,922,584
Commitments and Contingencies	—	—			—
Common stock subject to possible conversion) (3,998,000 shares at conversion value)		21,474,457	(21,474,457)	d2	—
Equity
Common Stock	15,000,000	25,000	(15,000,000)	b
			(3,998)	d2	21,002
Additional paid in capital		88,492,567	3,998	d2	88,496,565
Retained earnings (Accumulated deficit)	(51,155,000)	834,440	51,155,000	b
					834,440
Total Stockholders’ Equity	(36,155,000)	89,352,007			89,352,007
Total Liabilities and Stockholders’ Equity	101,585,000	114,949,858			278,275,591

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006

Maximum Approval

	Sedona	Cold Spring	Pro Forma Adjustments		Consolidated
Revenue
Fractional Interest Villa and Lot Sales	1,242,000				1,242,000
Golf Dues and Fees	605,000				605,000
Merchandise and Food Sales	380,000				380,000
Other Revenue	714,000				714,000
Total Revenue	2,941,000	—			2,941,000

Costs and Expenses
Villa and Lot Development Costs	826,000				826,000
Merchandise and Food Costs	201,000				201,000
Operating Expenses	4,260,000				4,260,000
Sales and Marketing	1,785,000				1,785,000
General and Administrative	3,374,000	813,671			4,187,671
Total Operating Expenses	10,446,000	813,671			11,259,671

Net Operating Loss before other income and expenses	(7,505,000)	(813,671)			(8,318,671)

Other Income and Expenses
Interest Expense	2,971,000		2,000,000	f1	4,971,000
Interest Income	(13,000)	(1,979,553)	1,708,308	g1
			(415,992)	h	(700,237)
Total Other Income and Expenses	2,958,000	(1,979,553)			4,270,763

Net loss before cumulative effect of change in accounting principle	(10,463,000)	1,165,882			(12,589,434)

Cumulative effect on prior years of accounting change	785,000				785,000

Taxes		(463,800)	463,800	i	—

Net Income (Loss)	(9,678,000)	702,082			(11,804,434)

Weighted average shares outstanding:
Basic		25,000,000		j	25,000,000

Net loss per share (basic and diluted)		$(0.03)			$(0.47)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006

Minimum Approval

	Sedona	Cold Spring	Pro Forma Adjustments		Consolidated
Revenue
Fractional Interest Villa and Lot Sales	1,242,000				1,242,000
Golf Dues and Fees	605,000				605,000
Merchandise and Food Sales	380,000				380,000
Other Revenue	714,000				714,000
Total Revenue	2,941,000	—			2,941,000

Costs and Expenses

Villa and Lot Development Costs	826,000				826,000
Merchandise and Food Costs	201,000				201,000
Operating Expenses	4,260,000				4,260,000
Sales and Marketing	1,785,000				1,785,000
General and Administrative	3,374,000	813,671			4,187,671
Total Operating Expenses	10,446,000	813,671			11,259,671

Net Operating Loss before other income and expenses	(7,505,000)	(813,671)			(8,318,671)

Other Income and Expenses
Interest Expense	2,971,000		2,000,000	f1	4,971,000
Interest Income	(13,000)	(1,979,553)	1,708,308	g1	(284,245)
Total Other Income and Expenses	2,958,000	(1,979,553)			4,686,755

Net loss before cumulative effect of a change in accounting principal	(10,463,000)	1,165,882			(13,005,426)

Cumulative effect on prior years of accounting change	785,000				785,000

Provision for income taxes		(463,800)	463,800	i	—

Net Income (Loss)	(9,678,000)	702,082			(12,220,426)

Weighted average shares outstanding:
Basic		25,000,000		j	21,020,000

Net loss per share (basic and diluted)		($0.03)			($0.58)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

Maximum Approval

	Sedona	Cold Spring(1)	Pro Forma Adjustments		Consolidated
Revenue
Fractional Interest Villa and Lot Sales	9,150,000				9,150,000
Golf Dues and Fees	1,018,000				1,018,000
Merchandise and Food Sales	725,000				725,000
Other Revenue	318,000				318,000
Total Revenue	11,211,000	—			11,211,000

Costs and Expenses

Villa and Lot Development Costs	7,582,000				7,582,000
Merchandise and Food Costs	390,000				390,000
Operating Expenses	7,215,000				7,215,000
Sales and Marketing	3,221,000				3,221,000
General and Administrative	3,813,000	276,813			4,089,813
Total Operating Expenses	22,221,000	276,813			22,497,813

Net Operating Loss before other income and expenses	(11,010,000)	(276,813)			(11,286,813)

Other Income and Expenses
Interest Expense	7,062,000		2,433,333	f2	9,495,333
Interest Income	(97,000)	(501,171)	435,290	g2
			(124,818)	h	(287,699)
Total Other Income and Expenses	6,965,000	(501,171)			9,207,634

Pre-Tax Income	(17,975,000)	224,358			(20,494,447)

Taxes		(92,000)	92,000	i	—

Net Income (Loss)	(17,975,000)	132,358			(20,494,447)

Weighted Average Shares Outstanding
Basic:		10,000,000		j	25,000,000

Net Income per share (basic and diluted)		$(0.01)			$(0.82)

(1)

Relates to the period from May 26, 2005 (inception) to December 31, 2005.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

Minimum Approval

	Sedona	Cold Spring(1)	Pro Forma Adjustments		Consolidated
Revenue
Fractional Interest Villa and Lot Sales	9,150,000				9,150,000
Golf Dues and Fees	1,018,000				1,018,000
Merchandise and Food Sales	725,000				725,000
Other Revenue	318,000				318,000
Total Revenue	11,211,000	—			11,211,000

Costs and Expenses

Villa and Lot Development Costs	7,582,000				7,582,000
Merchandise and Food Costs	390,000				390,000
Operating Expenses	7,215,000				7,215,000
Sales and Marketing	3,221,000				3,221,000
General and Administrative	3,813,000	276,813			4,089,813
Total Operating Expenses	22,221,000	276,813			22,497,813

Net Operating Loss before other income and expenses	(11,010,000)	(276,813)			(11,286,813)

Other Income and Expenses
Interest Expense	7,062,000		2,433,333	f2	9,495,333
Interest Income	(97,000)	(501,171)	435,290	g2	(162,881)
Total Other Income and Expenses	6,965,000	(501,171)			9,332,452

Net income (loss) before provision for income taxes	(17,975,000)	224,358			(20,619,265)

Cumulative effect on prior years of accounting change

Taxes		(92,000)	92,000	i	—

Net Income (Loss)	(17,975,000)	132,358			(20,619,265)

Weighted Average Shares Outstanding
Basic:		10,000,000		j	21,020,000

Net Income per share (basic and diluted)		$(0.01)			$(0.98)

(1)

Relates to the period from May 26, 2005 (inception) to December 31, 2005.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

a

To record release of funds held in trust.

b

To record the purchase of all of the members’ equity of Sedona and the allocation of the purchase price to the assets acquired and liabilities assumed as follows:

Calculation of allocable purchase price:
Cash	$82,130,168
Subordinated Promissory Note	5,000,000
Convertible Subordinated Note	45,000,000
Deferred Acquisition Costs
Previously recognized	157,471
Estimated additional costs	842,529
Total Purchase Price	$133,130,168

Current assets acquired	$2,755,000
Property and equipment, net	47,433,000
Land and development costs	43,689,000
Other assets	7,708,000
Goodwill and other intangibles	169,286,168
Assumed debt	(97,544,000)
Current liabilities less current portion of debt	(12,628,000)
Other non-current liabilities (membership deposits)	(27,569,000)
Total	$133,130,168

c1

Assuming no exercise of conversion rights, to reverse deferred interest liabilities.

c1

Assuming maximum exercise of conversion rights, to reverse deferred interest liabilities and record payment to converting shareholders.

d1

Assuming maximum approval, to reclassify common stock subject to possible conversion as permanent equity.

d2

Assuming minimum approval, to record repayment of funds to dissenting shareholders, along with related deferred interest and to reclassify common stock as additional paid in capital.

e

To pay the deferred underwriting fee.

f1

To record interest expense on the 8% convertible subordinated note ($45,000,000) and the 8% promissory note ($5,000,000) issued in connection with the acquisition for the six months ended June 30, 2005. Therefore $50,000,000 x 8% divided by 360 multiplied by 180 days, is $2,000,000.

f2

To record interest expense on the 8% convertible subordinated note ($45,000,000) and the 8% promissory note ($5,000,000) issued in connection with the acquisition for the period from Cold Spring’s inception (May 26, 2005) through December 31, 2005. Therefore $50,000,000 x 8% divided by 360 multiplied by 219 days, is $2,433,333.

g1

To reverse interest income on the $82,130,168 cash portion of consideration pad in connection with the acquisition, at an average yield of 4.16% for 180 days is $1,708,308.

g2

To reverse interest income on the $82,130,168 cash portion of consideration pad in connection with the acquisition, at an average yield of 4.24% for period from the 45 days from the initial offering to December 31, 2005, $435,290.

h.

To record cumulative deferred interest as income.

i.

To record decreased state and federal income taxes (6% and 34% of pro forma combined net income for the period, less amounts recorded by Cold Spring for the period).

j.

Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

	Maximum Approval	Minimum Approval
Six months ended June 30, 2006:
Basic assuming initial public offering as of January 1, 2006	25,000,000	21,020,000

	Maximum Approval	Minimum Approval
Twelve months ended December 31, 2005:
Basic assuming initial public offering as of January 1, 2005	10,000,000	10,000,000

The above tables exclude the effect of 7,000,000 shares which would be issued upon conversion of the convertible shares, incremental shares relating to warrants to purchase 42,000,000 shares and incremental shares relating to an option to purchase 1,000,000 units (each unit consisting of one share and two warrants) since the effect of these securities would be anti-dilutive.

MANAGEMENT OF COLD SPRING FOLLOWING THE ACQUISITION

Following the completion of the acquisition, the executive officers, significant employees and directors of Cold Spring will be as follows:

Name	Age	Position

Richard A. Stratton	56	Chief Executive Officer, Secretary, Chairman of the Board and Director
Joseph S. Weingarten	41	President, Assistant Secretary, Treasurer and Director
David R. Epstein	47	Chief Financial Officer
David V. Cavan	69	President of Real Estate
Tracy A. Gaylord	38	Vice President
Thomas A. Perrott	34	Vice President

Joseph S. Weingarten. Biographical information on Mr. Weingarten is set forth on page 81 of this proxy statement.

Richard A. Stratton. Biographical information on Mr. Stratton is set forth on page 83 of this proxy statement.

David R. Epstein. Mr. Epstein served as Chief Financial Officer of Pacific Monarch Resorts, Inc., a California-based vacation ownership company, from June, 1999 to June, 2006. While at Pacific Monarch, Mr. Epstein restructured all corporate and administrative functions, including accounting, sales processing, inventory control, loan servicing, collections, payroll, human resources, information technology and development/construction management. In addition, he acquired both project and corporate level capital to support the company’s development and sales of vacation ownership units. Prior to joining Pacific Monarch Resorts, Mr. Epstein served from 1996 to June, 1999 as Senior Vice President, Finance of the Forecast Group, L.P., and Division President of Forecast Commercial Real Estate Services, Inc, a privately held homebuilding company based on the west coast, where he structured, negotiated and closed a mortgage banking joint venture with Norwest Mortgage; established a commercial real estate division, including the recruiting, hiring and training of all financial/accounting, operations and administrative personnel; implemented information systems and developed and implemented operating policies and procedures; and led business development efforts. Prior to that, Mr. Epstein served from 1993 to 1996 as a Senior Manager at E&Y Kenneth Leventhal Real Estate Group where he acted as a strategic advisor to senior management of residential and commercial property owners, investment and commercial banks and public and privately held companies. During his employment at E&Y Kenneth Leventhal Real Estate Group, Mr. Epstein also managed strategic business planning, capital markets, operations management and financial and market feasibility analysis engagements. Mr. Epstein received his M.B.A. from Harvard Graduate School of Business Administration, and his B.A. in Business Economics from University of California at Santa Barbara. Mr. Epstein is a Certified Public Accountant.

David V. Cavan. Mr. Cavan is the founder and principal officer of Cavan Management Services, L.L.C., and various affiliated entities. Mr. Cavan has over 30 years of experience in real estate management, development, investments and brokerage. He has developed over three million square feet of commercial office and retail space along with numerous subdivisions, with a total project value is excess of a billion dollars. He started Cavan Associates, Ltd. in 1976 as a commercial brokerage operation and later refined its focus to include residential and commercial developments.

Tracy A. Gaylord. Ms. Gaylord is a co-founder and President of Resort Finance Corporation, or RFC, which provides financing to developers of vacation ownership, or timeshare interests. Since the inception of RFC in October, 2002, Ms. Gaylord has been responsible for managing the company’s strategic planning functions in the areas of originations, new business development and financial performance, as well as syndicated relationship and portfolio management. From July 2003 to January 2006, Ms. Gaylord served as a manager and President of Resort Finance LLC, or RFL, a joint venture owned 40% by RFC. RFL is in the business of acquiring, maintaining, administering and financing a portfolio of timeshare loans and loans to timeshare developers and certain related activities. Prior to co-founding RFC, Ms. Gaylord served from 1999 to 2002 as Assistant Vice President of Textron (NYSE: TXT), where she was responsible for originating and maintaining new client relationships in the company’s Resort Receivables division and managing a team of loan underwriters and portfolio analysts. Prior to the sale of Litchfield Financial Corporation (NASDAQ: LTCH), a specialty finance company with land, timeshare, financial services and tax lien divisions, to Textron, Ms. Gaylord served from 1995 to 1999 as Assistant Vice President – Business Development of Litchfield Financial Corporation, where she originated and managed asset-based loans and receivables purchase facilities in the company’s Timeshare Finance business segment. Ms. Gaylord received her M.B.A. from Union University, her J.D. from Albany Law School and her B.A. degree in Economics from Emory University.

Thomas A. Perrott. Mr. Perrott is a co-founder and Vice President of Resort Finance Corporation, or RFC, which provides financing to developers of vacation ownership, or timeshare interests. Since the inception of RFC in October 2002, Mr. Perrott has been responsible for business development and underwriting as well as managing the company’s strategic planning and financial performance functions. From July 2003 to February 2006, Mr. Perrott served as Secretary and Vice President and as a director of Resort Finance LLC, or RFL, a joint venture owned 40% by RFC. RFL is in the business of acquiring, maintaining, administering and financing a portfolio of timeshare loans and loans to timeshare developers and certain related activities. Prior to that, from June 1998 to October 2002, Mr. Perrott was with Textron Financial Corporation (NYSE: TXT). Mr. Perrott served from January 2002 to October 2002 as Vice President – Loan Manager of Textron Financial Corporation’s Land Finance Division, where he was responsible for originating and maintaining client relationships with land developers. From November 1999 to July 2001, Mr. Perrott served as a Senior Loan Underwriter in Textron’s Timeshare Division. Prior to the sale of Litchfield Financial Corporation (NASDAQ: LTCH), a specialty finance company with land, timeshare, financial services and tax lien divisions, to Textron, Mr. Perrott served from 1998 to 2000 as Portfolio Manager and Risk Manager of Litchfield Financial Corporation, where he managed asset-based loans and receivables purchase facilities in the company’s Financial Services and Tax Lien Divisions. Mr. Perrott received his B.S. in Finance from Bryant University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Cold Spring common stock as of [insert record date] by:

•

each person or entity who is known by Cold Spring to beneficially own more than 5% of the common stock of Cold Spring;

•

each of the directors and executive officers of Cold Spring; and

•

all of the directors and executive officers of Cold Spring as a group.

Unless otherwise indicated, the address of each person or entity named in the table is c/o Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840, and each person or entity has sole voting power and investment power (or shares such power with his or her spouse), with respect to all shares of capital stock listed as owned by such person or entity.

The number and percentage of shares beneficially owned is determined in accordance with the rules of the SEC, and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and also any shares of common stock underlying options or warrants that are exercisable by that person within 60 days of [insert record date]. However, these shares underlying options or warrants are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. Percentage of beneficial ownership is based on 25,000,000 shares of Cold Spring’s common stock outstanding as of [insert record date].

Name and Address of Beneficial Owner(1)	Shares	Approximate Percentage of Outstanding Common Stock

Richard A. Stratton(2)	4,562,614	16.6%
Joseph S. Weingarten(3)	4,562,614	16.6%
Evan E. Binder	250,000	1.0%
Robert M. Chefitz	250,000	1.0%
I. Trevor Rozowsky	250,000	1.0%
Millenco, L.P.(4)	4,999,800	17.6%
Millennium Management, L.L.C.(4)	4,999,800	17.6%
Israel A. Englander(4)	4,999,800	17.6%
Magnetar Financial LLC(5)	2,250,000	8.5%
Magnetar Capital Partners LLC(5)	2,250,000	8.5%
Supernova Management LLC(5)	2,250,000	8.5%
Alec N. Litowitz(5)	2,250,000	8.5%
Wellington Management Company, LLP(6)	1,974,200	7.9%
Sapling, LLC(7)	1,452,600	5.8%
Ospraie Management, LLC(8)	1,666,600	6.7%
Ospraie Holding I, L.P.(8)	1,666,600	6.7%
Ospraie Management, Inc.(8)	1,666,600	6.7%
Dwight Anderson(8)	1,666,600	6.7%
All directors and officers as a group (5 individuals)(9)	9,875,228	33.1%

——————

(1)

The business address of Richard A. Stratton, Joseph S. Weingarten, Evan E. Binder, Robert M. Chefitz and I. Trevor Rozowsky is c/o Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840.

(2)

Includes (a) 2,437,614 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date and (b) 1,000,000 shares of common stock that are held in trusts for the benefit of Mr. Stratton’s children.

(3)

Includes (a) 2,437,614 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date and (b) 600,000 shares of common stock that are held in a trust for the benefit of Mr. Weingarten’s children.

(4)

The business address of Millenco, L.P., Millennium Management, L.L.C. and Israel A. Englander is 666 Fifth Avenue, New York, New York 10103. Millennium Management, L.L.C. is the general partner of Millenco.

Israel A. Englander is the managing member of Millennium Management. Millenco, L.P., Millennium Management, L.L.C. and Israel A. Englander exercise shared voting and dispositive power over the amounts reported above. The amounts reported above include 3,333,200 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date. The foregoing information was derived from a Schedule 13G filed by the above persons with the SEC on February 14, 2006.

(5)

The business address of Magnetar Financial LLC, Magnetar Capital Partners LLC, Supernova Management LLC and Alec N. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60210. Magnetar Financial LLC serves as investment adviser to Magnetar Capital Master Fund Ltd, a Cayman Islands exempted company. Magnetar Capital Partners LLC serves as the sole member and parent holding company of Magnetar Financial LLC. Supernova Management LLC is the controlling member of Magnetar Capital Partners LLC. Alec N. Litowitz is the manager of Supernova Management. Magnetar Financial LLC exercises sole voting and investment power over the shares held for the account of Magnetar Capital Master Fund. Magnetar Financial LLC, and Magnetar Capital Partners LLC, Supernova Management LLC and Alec N. Litowitz exercise shared voting and dispositive power over the amounts reported above. The amounts reported above include 1,500,000 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date. The foregoing information was derived from a Schedule 13G filed by the above persons with the SEC on February 14, 2006.

(6)

The business address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The shares of common stock reported above are owned of record by clients of Wellington Management Company, LLP in its capacity as investment adviser. Wellington Management Company, LLP exercises shared voting power over 927,500 shares and shared investment power over the amounts reported above. The foregoing information was derived from a Schedule 13G filed by the above persons with the SEC on February 14, 2006.

(7)

The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Sapling, LLC is the beneficial owner of 1,452,600 shares of common stock. The foregoing information was derived from a Schedule 13G filed by the above person with the SEC on November 30, 2005.

(8)

The business address of Ospraie Management, LLC, Ospraie Holding I, L.P., Ospraie Management, Inc. and Dwight Anderson is 780 Third Avenue, 42nd Floor, New York, New York 10017. The Ospraie Portfolio Ltd., a Cayman Islands exempted company, directly owns the shares of common stock reported above. Ospraie Management, LLC is the investment manager of The Ospraie Portfolio Ltd. Ospraie Holding I, L.P. is the managing member of Ospraie Management, LLC. Ospraie Management, Inc. is the general partner of Ospraie Holding I, L.P. Dwight Anderson is the president and sole shareholder of Ospraie Management, Inc. Ospraie Management, LLC, Ospraie Holding I, L.P., Ospraie Management, Inc. and Dwight Anderson exercise shared voting and dispositive power over the amounts reported above. The foregoing information was derived from a Schedule 13G filed by the above persons with the SEC on November 18, 2005.

(9)

Includes (a) an aggregate of 4,875,228 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date and (b) an aggregate of 1,600,000 shares of common stock that are held in trusts for the benefit of the children of Messrs. Weingarten and Stratton.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Determination of Director Independence

The Board has determined that Messrs. Binder, Chefitz and Rozowsky are “independent” directors, meeting all applicable independence requirements promulgated by the SEC, including Rule 10A-3(b)(1) pursuant to the Securities Exchange Act of 1934, as amended (referred to as the Exchange Act), and by Section 121 of the American Stock Exchange Company Guide. In making this determination, the Board affirmatively determined that none of such directors has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Stockholder Proposals

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of stockholders consistent with Rule 14a-8 promulgated under the Securities Act of 1934, as amended. For such proposals to be considered for inclusion in the proxy statement and proxy relating to the Cold Spring 2007 annual meeting of stockholders, such proposals must be received by Cold Spring for inclusion in its proxy statement and proxy card relating to that meeting at a reasonable time prior to the date on which Cold Spring mails its proxy materials. Such stockholder proposals should be addressed to Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840, Attention: Corporate Secretary.

Pursuant to Rule 14a-4(c) of the Exchange Act, if a stockholder who intends to present a proposal at the Cold Spring 2007 annual meeting of stockholders does not notify Cold Spring of such proposal at a reasonable time prior to the date on which Cold Spring mails its proxy materials, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is not discussion of the proposal in Cold Spring’s 2007 proxy statement.

In order to curtail controversy as to the date on which a proposal will be marked as received by Cold Spring, it is suggested that stockholders submit their proposals by Certified Mail—Return Receipt Requested.

Availability of Corporate Governance Documents

Cold Spring’s Code of Ethics (referred to as the Ethics Policy) for all directors, officers and employees of Cold Spring, including executive officers, and the charters for Cold Spring’s Board of Directors standing committees (Audit, Compensation and Nominating and Corporate Governance) are available on Cold Spring’s website at www.coldspringcapital.com. We will provide a copy of our Ethics Policy and charters, free of charge, to any person who submits a written request to Joseph S. Weingarten, President, Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan Connecticut 06840. A copy of Cold Spring’s Audit Committee Charter is also attached hereto as Annex E.

Board Meetings

The Board of Directors of Cold Spring met three times and acted by written consent eight times during the fiscal year ended December 31, 2005. During the fiscal year ended December 31, 2005, each director attended at least 75% of the total number of meetings of the Board and meetings of all the committees of the Board on which they serve.

Process for Stockholders to Communicate with Directors

Stockholders may write to the Board or a particular Board member by addressing such communication to the Board or Board member, as applicable, care of Joseph S. Weingarten, Cold Spring’s President, at 51 Locust Avenue, Suite 302, New Canaan Connecticut 06840. Unless such communication is addressed to an individual director, Cold Spring will forward any such communication to each of the directors.

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The members of each committee are appointed by the Board based on the recommendation of the Nominating and Corporate Governance Committee, and are set forth below in this proxy statement. Actions taken by any committee of the Board are reported to the Board, usually at the next Board meeting following a committee meeting. Each standing committee is governed by a committee-specific charter that is reviewed periodically by the applicable committee pursuant to the rules set forth in each charter. The Board annually conducts a self-evaluation of each of its committees. All members of all committees are independent directors.

Audit Committee

The Audit Committee members are Messrs. Binder, Chefitz and Rozowsky (Chair), each of whom meet the independence requirements promulgated by the SEC and the American Stock Exchange (referred to as AMEX), as described above. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•

serving as an independent and objective party to monitor our financial reporting process, audits of our financial statements and internal control system;

•

reviewing and appraising the audit efforts of our independent registered public accounting firm and internal finance department; and

•

providing an open avenue of communications among our independent registered public accounting firm, financial and senior management, our internal finance department, and the board of directors.

The audit committee is composed exclusively of “independent directors” who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement as required by the rules and regulations of the SEC and AMEX.

The Board has determined that Mr. Rozowsky satisfies the definitions of independent director and financial sophistication and also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC and AMEX.

The Audit Committee met once during fiscal year ended December 31, 2005. The responsibilities of the Audit Committee and its activities during fiscal year ended December 31, 2005 are more fully described in the Audit Committee Report contained in this proxy statement.

Compensation Committee

The Compensation Committee members are Messrs. Binder (Chair), Chefitz and Rozowsky, each of whom meet the independence requirements promulgated by the SEC and AMEX, as described above. The Compensation Committee is responsible for recommending to the Board compensation for the chief executive officer and the other executive officers. To the extent necessary or appropriate, the Compensation Committee is also responsible for producing an annual report on executive compensation. The Compensation Committee did not meet during fiscal year ended December 31, 2005.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee members are Messrs. Binder, Chefitz (Chair) and Rozowsky, each of whom meet the independence requirements promulgated by the SEC and AMEX, as described above. The Nominating and Corporate Governance Committee is responsible for evaluating the performance and effectiveness of the Board and overseeing the selection of persons to be nominated to serve on our Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The Nominating and Corporate Governance Committee did not meet during fiscal year ended December 31, 2005.

Guidelines for Selecting Director Nominees. The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee Charter (a current copy of which is available on Cold Spring’s website at www.coldspringcapital.com), generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.

Procedures for Stockholders to Recommend Director Candidates. Stockholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as potential director nominees may do so by submitting the information required by Cold Spring’s By-Laws including the candidate’s name, experience and other relevant biographical information and the number of shares of Cold Spring stock owned by the candidate and any other information about the candidate that must be disclosed about a nominee in proxy solicitations pursuant to SEC and AMEX rules to the Chair of the Cold Spring Nominating and Corporate Governance Committee, care of Cold Spring Capital Inc. 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840. Cold Spring stockholders wishing to nominate directors may do so by submitting a written notice to the Secretary of Cold Spring at the same address in accordance with the nomination procedures set forth in Cold Spring’s By-Laws. The procedures are summarized in this proxy statement under the heading “—Stockholder Proposals” above. The Secretary will provide the notice to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees. The Committee did not receive any stockholder nominee recommendations for the 2006 Special Meeting of Stockholders.

Compensation of Directors

During the fiscal year ended December 31, 2005, no director received cash compensation for services rendered. Since November 16, 2005, we have paid Full Circle LLC, an affiliate of Richard A. Stratton, our Chief Executive Officer and Chairman of the Board, a fee of $7,500 per month for providing us with certain limited administrative, technology and secretarial services, as well as the use of certain limited office space in New Canaan, Connecticut. We expect this arrangement to continue through our acquisition of a target business. However, this arrangement is solely for our benefit and is not intended to provide Richard A. Stratton compensation in lieu of a salary. No other director has a relationship with or interest in Full Circle LLC.

In the fiscal year ended December 31, 2005, Cold Spring paid its directors approximately $37,820 for out-of-pocket expenses incurred in connection with their attendance of Board meetings and other activities taken on our behalf such as identifying potential targets and performing due diligence on suitable initial transactions.

Other than the securities described in the section appearing elsewhere in this Proxy entitled “Security Ownership of Certain Beneficial Owners and Management”, none of our directors has received any equity securities of the company.

Conflicts of Interest

You should be aware of the following potential conflicts of interest related to Cold Spring’s officers and directors:

•

two companies that Richard A. Stratton, our chairman and chief executive officer, is affiliated with have made loans to Sedona. Resort Finance LLC, or RFL, had outstanding loans to Sedona in the aggregate principal amount of $19.3 million as of October 31, 2006. The loans are repaid as Sedona sells property based on negotiated release prices, and matures on May 20, 2008. An entity in which Mr. Stratton owns a controlling interest owns 40% of RFL. Developer Finance Corporation, or DFC, had outstanding loans to Sedona in the aggregate principal amount of $3.0 million as of October 31, 2006. The DFC loan matures on July 26, 2007. Mr. Stratton is chairman and the controlling stockholder of DFC. As is the case with all of Sedona’s credit facilities, Sedona must obtain the consent of the lenders under these facilities prior to the closing of the acquisition. If it does not, Sedona will be required to repay the outstanding balance as of the closing of the acquisition. Cold Spring expects that DFC will consent.

•

Richard A. Stratton, our chairman of the board and chief executive officer, is a party to a non-competition agreement with Resort Finance LLC, or RFL, pursuant to which he agreed not to engage in or be interested in any business which competes, directly or indirectly, with RFL including, but not limited to, any business involved in the acquisition, maintenance, administration and financing of timeshare loans and/or making loans to timeshare developers. The restrictions contained in the non-compete agreement apply until February 9, 2008. Since its inception, RFL’s business has consisted of acquiring, maintaining, administering and financing portfolios of timeshare finance loans and loans to timeshare developers. Cold Spring believes that Sedona’s business does not compete with RFL’s business. Indeed, as described elsewhere, RFL has made loans to Sedona and Sedona is a customer of RFL. Accordingly, Cold Spring does not believe that Mr. Stratton’s non-compete applies to the Sedona acquisition. With respect to future acquisitions, and for so long as the non-compete agreement is in effect, Cold Spring does not intend to acquire any business or engage in any activity to which the non-compete agreement applies.

•

Messrs. Cavan, Stratton and Weingarten will not commit their full time to Cold Spring’s affairs and, accordingly, may have conflicts of interest in allocating management time among various business activities.

•

Cold Spring’s officers and directors may in the future become affiliated with entities engaged in business activities similar to those of Sedona.

•

Cold Spring’s directors own shares of Cold Spring common stock that will be released from escrow only if the Sedona acquisition is consummated, and have acquired warrants that will expire worthless if the Sedona acquisition is not consummated.

In addition, following the consummation of the Sedona acquisition, David V. Cavan, an affiliate of Sedona and its owner, and entities controlled by Mr. Cavan will be party to a number of agreements with Sedona. Following the acquisition, Mr. Cavan will be Cold Spring’s President of Real Estate Development, and the owner of Sedona will hold the $45 million subordinated convertible note being issued by Cold Spring as part of the acquisition consideration, which will be convertible into 7,000,000 shares of Cold Spring common stock. See “Certain Relationships and Related Transactions.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Binder, Chefitz and Rozowsky.

The Audit Committee’s primary duties and responsibilities are to:

•

Serve as an independent and objective party to monitor Cold Spring’s financial reporting process, audits of financial statements and internal control system;

•

Review and appraise the audit efforts of Cold Spring’s independent registered public accounting firm and internal finance department; and

•

Provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal finance department, and the Board.

The Board of Directors has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of this is attached hereto as Annex E and may also be found on Cold Spring’s website at www.coldspringcapital.com. We will provide a copy of our Audit Committee Charter, free of charge, to any person who submits a written request to Joseph S. Weingarten, President, Cold Spring Capital Inc., 51 Locust Avenue, Suite 302, New Canaan Connecticut 06840.

Management has primary responsibility for Cold Spring’s financial statements and the overall reporting process, including Cold Spring’s system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of Cold Spring in conformity with accounting principles generally accepted in the United States of America and discusses with the Audit Committee any issues the independent registered public accounting firm believes should be raised with Cold Spring.

For fiscal year ended December 31, 2005, the Audit Committee reviewed the audited financial statements of Cold Spring and discussed those financial statements with both management and Goldstein Golub Kessler LLP (referred to as GGK), Cold Spring’s independent registered public accounting firm. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and that there were no material deficiencies in the design or operation of internal controls which could adversely affect Cold Spring’s ability to record, process, summarize and report financial data and that there was no fraud, whether or not material, that involved management or other employees who have a significant role in Cold Spring’s internal controls.

The Audit Committee has received from and discussed with GGK the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to GGK’s independence from Cold Spring. The Committee also discussed with GGK the matters required to be discussed by Statement on Auditing Standards No. 61.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of Cold Spring be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

RESPECTFULLY SUBMITTED BY THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS

I. Trevor Rozowsky (Chairman)
Evan E. Binder
Robert M. Chefitz

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material.” No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (referred to as the Securities Act), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that Cold Spring specifically incorporates this report or any portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive Officers

Cold Spring’s executive officers are Richard A. Stratton, Chairman of the Board of Directors, Chief Executive Officer and Secretary and Joseph S. Weingarten, Chief Financial Officer, President, Treasurer and Assistant Secretary (collectively referred to as the Named Executive Officers). The biographical information of Messrs. Stratton and Weingarten is set forth above under “Proposal No. 4 – Election of Class I Director.”

Executive officers of Cold Spring are appointed by, and serve at the discretion of, the Board of Directors, and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of Cold Spring. All of our executive officers are expected to remain actively engaged in other business endeavors and are not obligated to contribute any specific number of hours to those endeavors or to our affairs, and the number of hours contributed will vary from time to time depending on, among other things, the availability of suitable targets and nature and timing of due diligence and negotiations. There is no family relationship between any executive officer or director of Cold Spring.

Executive Compensation

No executive officer has received any cash compensation for services rendered. Since November 2005, we have paid Full Circle LLC, an affiliate of Richard A. Stratton, our Chief Executive Officer and Chairman of the Board, a fee of $7,500 per month for providing us with certain limited administrative, technology and secretarial services, as well as the use of certain limited office space in New Canaan, Connecticut. We expect this arrangement to continue through our acquisition of a target. However, this arrangement is solely for our benefit and is not intended to provide Richard A. Stratton compensation in lieu of a salary. No other executive officer or director has a relationship with or interest in Full Circle LLC. Other than this $7,500 per month fee to Full Circle LLC, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our officers, or any of their respective affiliates or family members, for services rendered prior to or in connection with an initial transaction. However, our officers will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential targets and performing due diligence on suitable initial transactions. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Other than the securities described in the section appearing elsewhere in this Proxy entitled “Security Ownership of Certain Beneficial Owners and Management,” none of our officers has received any equity securities of the company.

Following the acquisition, our current executive officers will be entitled to receive such compensation as our board of directors may approve.

Promoters

Messrs. Stratton and Weingarten are deemed our “promoters” under federal securities laws.

Securities Authorized for Future Issuance under Equity Compensation Plans

The following table sets forth information about our common stock that may be issued upon the exercise of options outstanding under our stock option plans.

	Number of Shares Subject to Outstanding Options/Shares Issued under Plan	Weighted-Average Exercise Price of Outstanding Options/Shares Issued under Plan	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)

2006 Stock Incentive Plan	—	N/A	[__________	]
2006 Employee Stock Purchase Plan	—	N/A	[__________	]

Total:	—	N/A	[__________	]

The 2006 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan have been approved by the board of directors but remain subject to stockholder approval. See “Proposal No. 5—Approval of the 2006 Stock Incentive Plan” and “Proposal No. 6—Approval of the 2006 Employee Stock Purchase Plan” for more information. No securities have been issued under either plan.

Compensation Committee Report

Because none of the executive officers of Cold Spring received any compensation during 2005, the Compensation Committee did not prepare a report on executive compensation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Binder (Chair), Chefitz and Rozowsky. The Compensation Committee is responsible for recommending to the board of directors compensation for the chief executive officer and the other executive officers. To the extent necessary or appropriate, the compensation committee is also responsible for producing an annual report on executive compensation.

No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of Cold Spring or any of its subsidiaries, was formerly an officer of Cold Spring or any of its subsidiaries, or had any relationship requiring disclosure herein. In 2005, Mr. Stratton, Cold Spring’s chairman, chief executive officer and secretary, served on the compensation committees of Developer Finance Corporation, or DFC, and Resort Finance Corporation, or RFC, and Mr. Weingarten, Cold Spring’s president, chief financial officer, treasurer and assistant secretary and a director, served as Vice President of DFC and Assistant Secretary of RFC. No other executive officer of Cold Spring served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a director of Cold Spring.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during the fiscal year ended December 31, 2005 there were no transactions involving more than $60,000, nor are any proposed, between us and any executive officer, director, beneficial owner of 5% or more of our common stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

Security Ownership

On June 10, 2005, we issued 2,500,000 shares of our common stock to Richard A. Stratton, our Chairman of the Board, Chief Executive Officer and Secretary and Joseph S. Weingarten, our Chief Financial Officer, President, Treasurer, Assistant Secretary and Director for $12,500 each in cash, at a purchase price of $0.005 per share. Subsequently, in August 2005, each of Messrs. Stratton and Weingarten transferred 125,000 of his shares to each of our independent directors, Messrs. Binder, Chefitz and Rozowsky, as a result of which each of our independent directors owns 250,000 shares as of the date of this Proxy. Mr. Weingarten has also transferred 600,000 shares to a trust for the benefit of Mr. Weingarten’s children and Mr. Stratton has transferred 1,000,000 shares to trusts for the benefit of his children. Following the consummation of our initial public offering, on or about January 17, 2006, each of Messrs. Stratton and Weingarten purchased 2,437,614 warrants pursuant to a Rule 10b5-1 trading plan.

As of the date hereof, the parties set forth below (referred to as the Insiders) hold the number of shares of common stock set forth opposite their name (including shares of common stock underlying warrants exercisable within 60 days of [the Record Date], 2006):

Name	Number of Shares	Relationship to us

Richard A. Stratton(1)	4,562,614	Chairman of the Board, Chief Executive Officer and Secretary
Joseph S. Weingarten(2)	4,562,614	Chief Financial Officer, President, Treasurer, Assistant Secretary and Director
Evan E. Binder	250,000	Director
Robert M. Chefitz	250,000	Director
I. Trevor Rozowsky	250,000	Director

——————

(1)

Includes (a) 2,437,614 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date and (b) 1,000,000 shares of common stock that are held in trusts for the benefit of Mr. Stratton’s children.

(2)

Includes (a) 2,437,614 shares of common stock issuable pursuant to outstanding warrants that may be exercised within 60 days of [the Record Date] in the event that an initial transaction is consummated prior to such date and (b) 600,000 shares of common stock that are held in a trust for the benefit of Mr. Weingarten’s children.

The shares of common stock owned by our directors and executive officers are being held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until six months after the consummation of an initial transaction. The warrants held by Messrs. Stratton and Weingarten may not be exercised until the consummation of the acquisition.

The holders of the majority of the shares (including shares of common stock underlying the warrants held by Messrs. Stratton and Weingarten) will be entitled to make up to two demands that we register these shares pursuant to a Registration Rights Agreement between Cold Spring and the Insiders dated November 10, 2005. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Lease Arrangement

Commencing in November of 2005, we have paid Full Circle LLC, an affiliate of Richard A. Stratton, our Chief Executive Officer and Chairman of the Board, a fee of $7,500 per month for providing us with certain limited administrative, technology and secretarial services, as well as the use of certain limited office space in New Canaan, Connecticut. We expect this arrangement to continue through our acquisition of a target. However, this arrangement is solely for our benefit and is not intended to provide Richard A. Stratton compensation in lieu of a salary. No other executive officer or director has a relationship with or interest in Full Circle LLC.

Expense Reimbursement; Loans

Cold Spring has and will continue to reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on its behalf, such as identifying and investing possible target businesses and business combinations.

Richard A. Stratton, our chief executive officer, secretary and chairman of the board, and Joseph S. Weingarten, our president, treasurer and director, each advanced $50,000 to us, on a non-interest bearing basis, on June 10, 2005 to cover certain of our expenses related to our initial public offering. Full Circle LLC, an affiliate of Richard Stratton, advanced to us $114,143.60, on a non-interest bearing basis on November 6, 2005 to cover our operating expenses. We repaid these advances out of the proceeds of our initial public offering held outside of the trust account.

Indemnification Related to Litigation

Cold Spring had originally considered using the firm of Ferris, Baker Watts, Inc. as lead underwriter of its initial public offering. Cold Spring never reached or entered into any agreement with Ferris, Baker Watts, and subsequently Cold Spring decided, for market and other reasons, to use Deutsche Bank Securities Inc. as lead underwriter. On October 20, 2005, Ferris, Baker Watts filed a complaint against Cold Spring entitled Ferris, Baker Watts, Inc. v. Cold Spring Capital Inc. in the Circuit Court for Baltimore City, Maryland. The complaint alleges breach of express contract, breach of implied-in-fact contract, detrimental reliance or promissory estoppel, and unjust enrichment arising out of Cold Spring’s alleged refusal to pay Ferris, Baker Watts for alleged financial and investment banking services. The complaint seeks damages of $10.6 million, as well as attorneys’ fees, court costs, prejudgment interest and any other relief that may be deemed appropriate by the court. The complaint alleges that the claims run against the proceeds raised in the initial public offering, including those held in the trust account. Cold Spring believes the claims in the complaint to be wholly without merit, and Cold Spring intends to defend against those claims vigorously. No assurances can be given, however, that Cold Spring will ultimately prevail in this matter or that an adverse judgment would not materially adversely affect its financial condition or results of operations. Richard A. Stratton, our chief executive officer, secretary and chairman of the board, and Joseph S. Weingarten, our president, treasurer and director, have agreed, severally, one half each, to be personally liable to ensure that the proceeds in the trust account are not reduced by any claims in this matter and that Cold Spring’s working capital is not impacted by any such claims in excess of $300,000. See “Information about Cold Spring – Legal Proceedings” for further information on the lawsuit filed by Ferris, Baker Watts against Cold Spring.

Affiliated Entity Credit Facilities with Sedona

Mr. Stratton is affiliated with two companies that have made loans to Sedona. In May 2005, Resort Finance LLC (referred to as RFL) entered into a construction loan and security agreement, providing for the lending of up to $30 million to Sedona. As of October 31, 2006, $19.3 million in aggregate principal amount was outstanding under the loan agreement. The loan is repaid as Sedona sells property based on negotiated release prices and matures on May 20, 2008. Mr. Stratton is the controlling stockholder and chief executive officer of Resort Finance Corporation, which owns 40% interest in RFL, and served as the chief executive officer of RFL from July 2003 to February 2006. Under the loan agreement with RFL, RFL’s consent to the Sedona acquisition is required. If RFL does not consent to the acquisition, Cold Spring expects that the RFL loan would be paid off on or before closing.

On July 26, 2006, Developer Finance Corporation (referred to as DFC) entered into a credit agreement, providing for the lending of up to $3 million to Sedona. As of October 31, 2006, $3.0 million in aggregate principal amount was outstanding under the credit agreement. The loan matures on July 26, 2007. Mr. Stratton is also chairman of the board of directors and controlling stockholder of DFC. Under the DFC credit agreement, DFC’s consent to the Sedona acquisition is required. Cold Spring expects that DFC will consent.

Agreements with David V. Cavan and Affiliates

Following the consummation of the Sedona acquisition, David V. Cavan, an affiliate of Sedona and its owner, and entities affiliated by Mr. Cavan will be party to a number of agreements with Sedona. Following the acquisition, Mr. Cavan will be Cold Spring’s President of Real Estate Development, and the owner of Sedona will hold the $45 million subordinated convertible note being issued by Cold Spring as part of the acquisition consideration, which will be convertible into 7,000,000 shares of Cold Spring common stock.

Cavan Management Services, L.L.C. (referred to as Cavan Management Services), an affiliate of David V. Cavan, and certain affiliates of Cavan Management Services, have advanced approximately $10,000,000 to Sedona or Sedona’s wholly-owned subsidiaries that remained outstanding as of June 30, 2006, under a series of loans with varying interest rates. These loans will be replaced by a single note with respect to each entity to which amounts are owed at the closing of the Sedona acquisition. Sedona or its subsidiaries, as applicable, will be required to repay this amount to Cavan Management Services on the date 18 month after the closing of the acquisition, with monthly interest payments at the rate of 8% per annum of outstanding principal.

Pursuant to, and subject to the terms of, a management services agreement, Cavan Management Services shall be the exclusive manager of the Seven Canyons Club and shall provide services to homeowners’ associations on behalf of Sedona. The management services agreement will have a term of ten years and Cold Spring will pay Cavan Management Services a base monthly management fee of $25,000 as well as an additional monthly fee equal to 2.5% of the Club’s preceding month’s gross revenues, which do not include revenues received from sales of fractional interests, villas, lots and golf memberships or certain other exclusions. Cold Spring will be responsible for all costs and expenses incurred by Cavan Management Services in connection with the management services agreement, so long as such costs and expenses are in accordance with a budget that will be determined by Cold Spring. Each party has agreed to indemnify the other for certain liabilities in connection with the management services agreement. Cold Spring may terminate the management services agreement at its option (i) upon payment to Cavan Management Services of a termination fee, which will be $1,000,000 during the first three years, decreasing by $100,000 on the third anniversary of the agreement and by an additional $100,000 on each anniversary thereafter or (ii) if, on or before the third anniversary, David V. Cavan ceases for any reason, including death or disability, to be actively involved in the day-to-day operations of Cavan Management Services, upon payment to Cavan Management Services of $500,000. In addition, Cavan Management Services may terminate the agreement at any time after the third anniversary of the agreement upon 180 days prior written notice. The management agreement is also subject to termination upon the bankruptcy of one of the parties, uncured breaches and other events. See “Securities Purchase Agreement—Management Services Agreement.”

Pursuant to the brokerage agreement, Cavan Realty, Inc., an affiliate of David V. Cavan, shall be the exclusive broker for the sale of fractional interests in villas, lots and golf memberships at the Seven Canyons Club for a term of three years. In connection with each sale in which Cavan Realty, Inc. has acted as broker, Sedona will pay to Cavan Realty, Inc. a commission equal to (i) 9% for sales of fractional interest, (ii) 9% for sales of lots and (iii) 10% golf membership sales. Cavan Realty, Inc. shall be responsible for all co-brokerage commission, sales staff fees and commissions and the like. Sedona may terminate the brokerage agreement, upon 90 days written notice, at any time after the one year anniversary of the brokerage agreement. See “Securities Purchase Agreement—Brokerage Agreement.”

Sedona has a contractual relationship with Camilla Cavan Design, L.L.C. (“CCD”), for design consulting at the Project. Camilla Cavan, the principal member of CCD, is David Cavan’s daughter. The terms of Sedona’s contract with CCD provide for payment based on hourly rates of $200 per hour for Camilla Cavan, $60 per hour for project coordinators who assist Camilla Cavan, and for a fee of 15% for all purchases made by CCD on Sedona’s behalf. The contract calls for a budgeting process with respect to design-related purchases, and provides that Sedona controls the budget.

Seven Canyons Club Management Services, LLC, Sedona’s wholly-owned subsidiary, leases a laundromat facility from Cavan under the terms of a lease agreement. Pursuant to the lease agreement, Sedona is required to make payments to Cavan Management Services of $9,500 per month, and is required to pay a pro-rata share of the cost to operate the building. The lease expires on September 30, 2016.

Cold Spring and Seven Canyons Investors, the sole owner of Sedona and an affiliate of David V. Cavan, will enter into a registration rights agreement in connection with the acquisition. Pursuant to the agreement, Seven Canyons Investors will be granted registration rights with respect to the shares of common stock issuable upon conversion of the convertible subordinated note that will be issued as part of the Acquisition Consideration. The holder or holders of at least 75% of those shares of common stock will be entitled to make up to three demands that we register these shares in a short-form registration on Form S-3, subject to certain requirements on the size of the registration. The holder or holders of these shares will also be entitled to certain “piggy-back” registration rights, subject to certain limitations. We have agreed to bear the expenses incurred in connection with the filing of any such registration statement and to indemnify the holder or holders from certain liabilities in connection with such registrations.

We have adopted a policy whereby transactions between us and our officers, directors, principal stockholders and their affiliates must be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of our Board of Directors. Furthermore, each of the directors, executive officers and stockholders of Cold Spring prior to the consummation of our initial public offering has agreed that Cold Spring will not consummate an initial transaction with a company affiliate with any of the aforementioned individuals unless it obtains an opinion from an unaffiliated investment banking firm that the initial transaction is fair to Cold Spring’s stockholders for a financial perspective.

STOCK PERFORMANCE GRAPH

The following graph compares the change in the cumulative total stockholder return on Cold Spring’s common stock during the period from the close of trading on November 11, 2005 through December 31, 2005, with the cumulative total return on the [                      ] Index and a SIC Code Index based on the Cold Spring’s SIC Code. The comparison assumes $100 was invested on November 11, 2005 in Cold Spring’s common stock at the $[                      ] closing price on that date and in each of the foregoing indices and assumes reinvestment of dividends, if any.

The following graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cold Spring under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. The stock price performance shown on the following graph is not necessarily indicative of future price performance. Information used on the graph was obtained from [                      ], a source believed to be reliable, but Cold Spring is not responsible for any errors or omissions in such information.

DESCRIPTION OF SECURITIES

General

We are authorized to issue 85,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of the date of this proxy statement, 25,000,000 shares of common stock are outstanding, held by [                      ] record holders. No shares of preferred stock are currently outstanding. As described above, stockholders are being asked to approve an increase in Cold Spring’s authorized capital stock at the special meeting.

Units

Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of common stock. The common stock and warrants began to trade separately December 12, 2005.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any initial transaction, all of our initial stockholders, including all of our officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to our initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders. Although the initial stockholders of Cold Spring, including all of its directors and officers and their affiliates, are entitled to vote the shares acquired by them in or subsequent to the initial public offering as they see fit, none of the initial stockholders have acquired any shares in or subsequent to the initial public offering. Additionally, our initial stockholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

We will proceed with the acquisition only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the acquisition and public stockholders owning less than 20% of the shares sold in our initial public offering exercise their conversion rights discussed below.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The classification of our board of directors and the limitations on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of us.

If we are forced to liquidate prior to an initial transaction, our public stockholders are entitled to share ratably in the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount), inclusive of any interest (net of applicable taxes on the interest), and any net assets remaining available for distribution to them after payment of liabilities. Our initial stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the offering if we are forced to liquidate.

Subject to preferences that may apply to shares of Cold Spring preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available at the time and in the amounts as Cold Spring’s board may from time to time determine. To date, Cold Spring has not paid any dividends on its common stock and does not intend to pay dividends prior to, or for the foreseeable future after, the completion of the acquisition. In addition, Cold Spring may enter into credit arrangements in the future that we anticipate will restrict the payment of dividends. Further, our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account (excluding the amount held in the trust account representing a portion of the underwriters’ discount) if they vote against the initial transaction and the initial transaction is approved and completed. Public stockholders who convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our amended and restated certificate of incorporation authorizes the issuance of 5,000,000 shares of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock have been issued. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement we entered into in connection with our initial public offering prohibits us, prior to an initial transaction, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination or portfolio or real estate acquisition. The preferred stock could be used as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

We have 40,000,000 warrants outstanding. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the completion of an initial transaction.

The warrants will expire on November 11, 2009 at 5:00 p.m., New York City local time, or earlier upon redemption.

The warrants contain a “cashless” exercise feature such that the warrants may be exercised by surrendering a portion of the warrants and receiving shares of common stock in exchange with the number of warrants to be surrendered based on the “spread” between their exercise price and the market value of the common stock underlying such warrants.

We may call the warrants for redemption:

•

in whole and not in part;

•

at a price of $0.01 per warrant at any time after the warrants become exercisable;

•

upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•

if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to warrant holders; and

•

if the foregoing conditions are satisfied and we call the warrants for redemption, each warrant holder shall then be entitled to exercise his or her warrant prior to the date scheduled for redemption. There can be, however, no assurance that the price of the common stock will exceed the call trigger price or the warrant exercise price after the redemption call is made.

If the foregoing conditions are satisfied and we call the redemption, each warrant holder shall then be entitled to exercise his or her warrant, prior to the date scheduled for redemption, either by payment of the exercise price in cash or on a “cashless” basis. Exercises on a cashless basis enable the holder to convert the value in the warrant (the fair market value of the common stock minus the exercise price of the warrant) into shares of common stock. We will establish the “value” to be converted into shares of our common stock upon the exercise of the warrants on a cashless basis and provide such information in the notice of redemption. The “value” will be determined using the average reported last sale price of the common stock for the 10 trading days ending on the third business day prior to the notice of redemption to warrant holders.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices. There will be no adjustment to the warrants in connection with the acquisition.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price if not exercised on a cashless basis, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants are exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares are issuable upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Purchase Option

In connection with our initial public offering, we sold to Deutsche Bank Securities Inc. an option to purchase up to a total of 1,000,000 units at a per-unit price of $7.50 (125% of the price of the units sold in the offering). The option is exercisable upon the consummation of an initial transaction. The units issuable upon exercise of this option are identical to those offered in our initial public offering, except that the warrants included in the option have an exercise price of $6.25 (125% of the exercise price of the warrants included in the units sold in the offering). The purchase option expires on November 11, 2010.

Our Transfer Agent and Warrant Agent

The transfer agent for our securities and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

Registration Rights

The holders of the 5,000,000 shares of our common stock that were issued prior to our initial public offering will be entitled to registration rights. The holders of the majority of these shares are entitled to make up to two demands that we register these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. These stockholders also have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. In addition, the holders of the units, underlying warrants or common stock issuable under the Deutsche Bank Securities Inc. purchase option are entitled to make one demand that we register these securities at the election of the holders of 51% of such securities. In addition, these holders have certain “piggy-back” registration rights. We will bear the expenses incurred in connection with the filing of any such registration statements.

In addition, Seven Canyons Investors, L.L.C., the sole owner of Sedona, will be granted registration rights in connection with the acquisition with respect to the shares of common stock issuable upon conversion of the convertible subordinated note that will be issued as part of the Acquisition Consideration. The holder or holders of at least 75% of those shares of common stock will be entitled to make up to three demands that we register these shares in a short-form registration on Form S-3, subject to certain requirements on the size of the registration. The holder or holders of these shares will also be entitled to certain “piggy-back” registration rights, subject to certain limitations. We have agreed to bear the expenses incurred in connection with the filing of any such registration statement and to indemnify the holder or holders from certain liabilities in connection with such registrations.

Delaware Anti-Takeover Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•

a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•

an affiliate of an interested stockholder; or

•

an associate of an interested stockholder,

for three years following the date that the stockholder became an interested stockholder. A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•

our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•

after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

•

on or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires Cold Spring’s directors, executive officers and holders of more than 10% of Cold Spring’s common stock (collectively referred to as the Reporting Persons) to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of Cold Spring. Such persons are required by regulations of the SEC to furnish Cold Spring with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2005, Cold Spring believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2005.

EXPERTS

The financial statements of Cold Spring as of December 31, 2005 and for the period from May 26, 2005 (inception) to December 31, 2005 included in this proxy statement have been audited by Goldstein Golub Kessler LLP, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and auditing. Goldstein Golub Kessler LLP has acted as auditor for Cold Spring since its inception.

The consolidated financial statements of Sedona Development Partners, LLC as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 included in this proxy statement have been so included in reliance on the report of Goldstein Golub Kessler LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Cold Spring files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Cold Spring with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, NE, Room 1580, Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Cold Spring files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Cold Spring at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

If you would like additional copies of this proxy statement, or if you have questions about the Sedona acquisition, the charter amendment or the other matters being considered at the special meeting, you should contact:

Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840

INDEX TO FINANCIAL STATEMENTS

Page
Historical Consolidated Financial Statements of Sedona for the years ended December 31, 2005, 2004, 2003 and six months ended June 30, 2006 and 2005:

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets for the years ended December 31, 2005 and 2004 and six months ended June 30, 2006	F-3

Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and six months ended June 30, 2006 and 2005	F-4

Consolidated Statements of Changes in Member’s Deficit for the years ended December 31, 2005, 2004 and 2003 and six months ended June 30, 2006	F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003 and six months ended June 30, 2006 and 2005	F-6

Notes to Consolidated Financial Statements	F-8

Historical Consolidated Financial Statements of Cold Spring for the year ended December 31, 2005, six months ended June 30, 2006 and period from inception (May 26, 2005) to June 30, 2005:

Report of Independent Registered Public Accounting Firm	F-19

Balance Sheet as of December 31, 2005	F-20

Statement of Income for the period from inception (May 26, 2005) to December 31, 2005	F-21

Statement of Stockholders’ Equity for the period from inception (May 26, 2005) to December 31, 2005	F-22

Statement of Cash Flows for the period from inception (May 26, 2005) to December 31, 2005	F-23

Notes to Financial Statements	F-24

Condensed Balance Sheet for the year ended December 31, 2005 and six months ended June 30, 2006	F-28

Condensed Statement of Income for the six months ended June 30, 2006 and period from inception (May 26, 2005) to June 30, 2005	F-29

Condensed Statements of Stockholders’ Equity for the six months ended June 30, 2006	F-30

Condensed Statements of Cash Flows for the six months ended June 30, 2006 and period from inception (May 26, 2005) to June 30, 2005	F-31

Notes to Condensed Financial Statements	F-32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Sedona Development Partners, LLC

We have audited the accompanying consolidated balance sheets of Sedona Development Partners, LLC and Subsidiaries (the “Company”) as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in members’ deficit, and cash flows for the years ended December 31, 2005, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sedona Development Partners, LLC and Subsidiaries as of December 31, 2005 and 2004 and the consolidated results of their operations and their consolidated cash flows for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Goldstein Golub Kessler LLP
GOLDSTEIN GOLUB KESSLER LLP
New York, New York

October 13, 2006

1185 Avenue of the Americas Suite 500 New York, NY  10036-2602
TEL 212 372 1800 FAX 212 372-1801 www.ggkllp.com

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Rounded to Thousands)
DECEMBER 31, 2005, 2004 AND JUNE 30, 2006 (UNAUDITED)

	June 30, 2006	December 31,
		2005	2004

ASSETS
Current Assets
Cash and Cash Equivalents	$469,000	$2,749,000	$1,027,000
Accounts Receivable	1,652,000	554,000	1,468,000
Notes Receivable	507,000	897,000	1,354,000
Other Current Assets	127,000	105,000	228,000
Total Current Assets	2,755,000	4,305,000	4,077,000
Land And Development Costs	43,689,000	26,369,000	15,133,000

Property, Buildings And Equipment (at Cost)
Property, Buildings And Equipment	50,264,000	49,481,000	46,796,000
Less: Accumulated Depreciation	(2,831,000)	(2,335,000)	(1,448,000)
Total Property, Buildings and Equipment	47,433,000	47,146,000	45,348,000

Other Assets
Restricted Cash-Escrows	1,853,000	1,894,000	16,800,000
Deposits	4,702,000	2,508,000	506,000
Notes Receivable	148,000	257,000	298,000
Deferred Loan Fees, Net	1,005,000	997,000	1,553,000
Total Other Assets	7,708,000	5,656,000	19,157,000
Total Assets	$101,585,000	$83,476,000	$83,715,000

LIABILITIES AND MEMBER’S DEFICIT
Current Liabilities
Lines of Credit	18,250,000	$18,250,000	$19,500,000
Current Portion of Long-Term Debt	29,197,000	19,725,000	1,304,000
Accounts Payable	4,070,000	3,263,000	412,000
Accrued Liabilities	1,237,000	551,000	237,000
Due to Related Parties	7,320,000	6,766,000	2,244,000
Total Current Liabilities	60,075,000	48,555,000	23,697,000

Long-Term Liabilities
Membership Deposits	27,569,000	26,018,000	20,388,000
Long-Term Debt (Net of Current Portion Shown Above)	50,097,000	35,380,000	48,132,000
Total Long-Term Liabilities	77,666,000	61,398,000	68,520,000

Total Liabilities	137,741,000	109,953,000	92,217,000

Commitments and Contingencies

Member’s Deficit
Contributed Capital	15,000,000	15,000,000	15,000,000
Accumulated Deficit	(51,155,000)	(41,477,000)	(23,502,000)
Total Member’s Deficit	(36,155,000)	(26,477,000)	(8,502,000)

Total Liabilities and Member’s Deficit	$101,585,000	$83,476,000	$83,715.000

See Notes to Consolidated Financial Statements

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Rounded to Thousands)
Years Ended December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

	Six Months Ended June 30,		Years Ended December 31,
	2006	2005	2005	2004	2003

Revenue
Fractional Interest Villa and Lot Sales	$1,242,000	$—	$9,150,000	$14,864,000	$5,738,000
Golf Dues and Fees	605,000	498,000	1,018,000	825,000	384,000
Merchandise and Food Sales	380,000	298,000	725,000	522,000	282,000
Other Revenue	714,000	131,000	318,000	21,000	14,000
Total Revenue	2,941,000	927,000	11,211,000	16,232,000	6,418,000

Costs and Expenses
Villa and Lot Development Costs	826,000	—	7,582,000	3,872,000	2,276,000
Merchandise and Food Costs	201,000	155,000	390,000	285,000	187,000
Golf Operating Expenses	4,260,000	3,898,000	7,215,000	5,144,000	3,867,000
Sales and Marketing	1,785,000	1,740,000	3,221,000	5,892,000	2,160,000
General and Administrative Expenses	3,374,000	2,060 000	3,813,000	835,000	754,000
Total Costs and Expenses	10,446,000	7,853,000	22,221,000	16,028,000	9,244,000

Net Operating Income (Loss) Before Other Income and Expenses
	(7,506,000)	(6,926,000)	(11,010,000)	204,000	(2,826,000)
Other (Income) and Expenses
Interest Expense	2,971,000	3,420,000	7,062,000	5,858,000	4,414,000
Debt Forgiveness	—	—	—	(735,000)
Interest Income	(13,000)	(71,000)	(97,000)	(73,000)	(33,000)
Total Other (Income) and Expenses	2,958,000	3,349,000	6,965,000	5,050,000	4,381,000

Net Loss Before Cumulative Effect of Change in Accounting Principle	$(10,463,000)	(10,275,000)	$(17,975,000)	(4,846,000)	$(7,207,000)

Cumulative Effect on Prior Years of Accounting Change	785,000	—	—	—	—

Net Loss	$(9,678,000)	$(10,275,000)	$(17,975,000)	$(4,846,000)	$(7,207,000)

See Notes to Consolidated Financial Statements

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S DEFICIT
(Rounded to Thousands)
Years Ended December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited)

	Contributed Capital	Accumulated Deficit	Member’s Deficit

December 31, 2002	$15,000,000	$(11,449,000)	$3,551,000

Net Loss	—	(7,207,000)	(7,207,000)

December 31, 2003	15,000,000	(18,656,000)	(3,656,000)

Net Loss	—	(4,846,000)	(4,846,000)

December 31, 2004	15,000,000	(23,502,000)	(8,502,000)

Net Loss	—	(17,975,000)	(17,975,000)

December 31, 2005	15,000,000	(41,477,000)	(26,477,000)

Net Loss	—	(9,678,000)	(9,678,000)

June 30, 2006	$15,000,000	$(51,155,000)	$(36,156,000)

See Notes to Consolidated Financial Statements

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Rounded to Thousands)
Years Ended December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

	Six Months Ended June 30,		Years Ended December 31,
	2006	2005	2005	2004	2003

Cash Flows From Operating Activities
Net Loss	$(9,678,000)	$(10,275,000)	$(17,975,000)	$(4,846,000)	$(7,207,000)
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities
Depreciation and Amortization	850,000	761,000	1,710,000	1,234,000	819,000
Loss on Disposition of Property and Equipment	—	—	—	18,000	—
Debt Forgiveness	—	—	—	(735,000)	—
Write off Note Receivable	—	—	—	40,000	—
Cumulative Effect of Accounting Change	(785,000)	—	—	—	—
Decrease (Increase) in
Accounts Receivable	(1,098,000)	520,000	914,000	(1,395,000)	(27,000)
Other Current Assets	(22,000)	159,000	123,000	29,000	(197,000)
Land and Development Costs	(16,317,000)	(10,025,000)	(17,621,000)	(6,378,000)	(620,000)
Deposits	(34,000)	30,000	29,000	(49,000)	186,000
Increase (Decrease) in
Accounts Payable	807,000	1,174,000	2,851,000	(755,000)	(4,307,000)
Accrued Liabilities	686,000	127,000	314,000	98,000	(10,000)
Due to Related Parties	554,000	593,000	4,522,000	1,627,000	(523,000)
Net Cash Used by Operating Activities	(25,037,000)	(16,936,000)	(25,133,000)	(11,112,000)	(11,886,000)
Cash Flows From Investing Activities
Payments for Purchase of Property, Buildings and Equipment	(783,000)	(116,000)	(2,720,000)	(5,135,000)	(6,817,000)
Deposits on Property and Equipment	(2,160,000)	(596,000)	(2,031,000)	(442,000))	—
Net Change in Restricted Cash	41,000	11,229,000	14,906,000	(8,785,000)	(8,015,000)
Collections on Notes Receivable	109,000	33,000	41,000	86,000	23,000
Net Cash Provided (Used) by Investing Activities	(2,793,000)	10,550,000	10,196,000	(14,276,000)	(14,809,000)

See Notes to Consolidated Financial Statements

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Rounded to Thousands)
Years Ended December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

	Six Months Ended June 30,		Years Ended December 31,
	2006	2005	2005	2004	2003

Cash Flows From Financing Activities
Net Advances on Lines of Credit	—	—	—	1,208,000	14,638,000
Proceeds from Long-Term Debt	24,507,000	3,506,000	11,678,000	23,878,000	8,200,000
Payments on Long-Term Debt	(318,000)	(454,000)	(1,304,000)	(5,559,000)	(1,014,000)
Payments on Long-Term Debt – Related Parties	—	—	—	(768,000))	—
Collections of Membership Deposits	2,401,000	4,030,000	7,197,000	8,069,000	5,624,000
Return of Payment on Membership Deposits	(460,000)	(315,000)	(460,000)	(969,000)	(197,000)
Payments for Loan Fees	(580,000)	(452,000)	(452,000)	—	—
Net Cash Provided by Financing Activities	25,550,000	6,315,000	16,659,000	25,859,000	27,251,000

Net Increase (Decrease) in Cash and Cash Equivalents	(2,280,000)	(71,000)	1,722,000	471,000	556,000

Cash and Cash Equivalents at Beginning of Period	2,749,000	1,027,000	1,027,000	556,000	—

Cash and Cash Equivalents at End of Period	$469,000	$956,000	$2,749,000	$1,027,000	$556,000

See Notes to Consolidated Financial Statements

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 1 — Summary of Significant Accounting Policies

Principal Business Activity

Sedona Development Partners, LLC operates primarily as a developer of a master planned community near Sedona, Arizona. Aspects of the community include lots and fractional interests in villas, a golf course with related facilities, and supporting infrastructure such as a water company, water treatment plant, road association and various homeowner associations.

Sedona Development Partners, LLC owns parcels of land that are planned to be developed into 84 fractional interest villas, each with 10 equal fractional interests. Construction on the villas started during 2004 and unsold properties are included in land and development costs. In addition, the consolidated group includes the “Club at Seven Canyons”, an eighteen hole golf course which opened during 2003, and a planned “Club Village”, including a permanent clubhouse, rental casitas and retail stores.

Sedona Development Partners, LLC is the parent of the following companies representing aspects of the master planned community, which are consolidated:

Seven Canyons Road Association, a nonprofit corporation owns the roads and was formed primarily to provide maintenance and operation of certain roads, accessways, and other areas within and adjacent to the planned community. Sedona Development Partners, LLC is the sole member of the corporation.

The Villas at Seven Canyons Owners Association, Inc., a nonprofit corporation, manages, operates and maintains luxury accommodations for the owners of the villas on parcels A, B, C, and D.

Seven Canyons - Unit II Homeowners Association, a nonprofit corporation, was consolidated until 2005 when control of the association was transferred to the lot owners.

Seven Canyons Lot Holdings, LLC owns undeveloped land and development costs.

Seven Canyons Water Company provides public water and sewer services to the community.

Seven Canyons Water Treatment Company provides waste water treatment services to the community.

Seven Canyons Real Estate Corporation, which was inactive during 2005, acts as a broker for community lot sales.

Seven Canyons Club Management Services, LLC was formed in 2001, and is an inactive company organized to provide management services.

Principles of Consolidation

The consolidated financial statements include the accounts of Sedona Development Partners, LLC, its 100 percent owned subsidiaries and non-profit associations in which Sedona Development Partners, LLC is the controlling member, collectively called “the Company”. All material intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 1 — Summary of Significant Accounting Policies – (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Concentrations of Credit Risk

The Company’s financial instruments subject to credit risk are primarily cash and cash equivalents.

The Company’s cash balance is maintained at various financial institutions. Accounts at each financial institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, deposits at the financial institutions may exceed this limit.

Restricted Cash – Escrows

There was restricted cash - escrows of $1,853,000 $1,894,000 and $16,800,000 at June 30, 2006 (unaudited), December 31, 2005 and 2004, respectively, which principally related to amounts advanced by a finance company for the construction of long-lived assets, subject to the terms of escrow agreements and primarily deposited in money market accounts at financial institutions. Amounts are released as long-lived assets are constructed.

Accounts Receivable

Accounts receivable include amounts billed to golf members for dues and charges related to the use of the golf facilities. The Company provides an allowance for doubtful accounts based on management’s judgment and specific identification of uncollectible accounts. Payment is required 30 days after receipt of the invoice. Accounts past due more than 90 days are individually analyzed for collectibility. When all collection efforts have been exhausted, accounts are written off against the related allowance.

At June 30, 2006 (unaudited), December 31, 2005 and 2004, an allowance was not warranted.

Land and Development Costs

Lot acquisition, material, interest, and other direct and indirect costs related to acquisition and development of lots and villas are capitalized. Direct and indirect costs of lots sold are allocated to individual lots based on acreage and to fractional interest villas sold based on a pro rata basis. Capitalized costs of lots and villas are charged to costs and expenses when the related revenue is recognized. Other selling and administrative costs incurred in connection with developed lots and villas are expensed as incurred.

Property, Buildings and Equipment

Land, including the golf course, is capitalized at cost and not depreciated. Property, buildings and equipment are carried at cost, less accumulated depreciation. Real property and common areas owned by the associations consolidated by the Company are capitalized at cost to the extent the associations have title. These assets are depreciated when placed in service using the straight-line method over the estimated lives of the assets.

Deferred Loan Fees

Costs related to obtaining revolving loans and long-term debt are capitalized and amortized over the term of the related debt using the straight-line method. Accumulated amortization was $2,387,000 and $1,306,000 for the years ended December 31, 2005 and 2004, respectively. Deferred financing costs of $3,384,000 and $2,859,000 were capitalized as long-term assets for the years ended December 31, 2005 and 2004, respectively. Deferred financing costs and accumulated amortization were $3,964,000 and $2,959,000 at June 30, 2006 (unaudited). When a loan is paid in full, any unamortized financing costs are removed from the related accounts and charged to operations.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 1 — Summary of Significant Accounting Policies – (continued)

Interest Costs

Details of interest cost incurred are as follows:

	Six Months ended June 30,		Years Ended December 31,
	2006	2005	2005	2004	2003
	(unaudited)
Interest Expense	$2,971,000	$3,420,000	$7,062,000	$5,858,000	$4,414,000
Interest Capitalized	1,709,000	1,808,000	2,161,000	1,240,000	1,290,000

Total Interest Incurred	$4,680,000	$5,228,000	$9,223,000	$7,098,000	$5,704,000

Long-Lived Asset Impairment

The Company utilizes the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to review for impairment. No assets were impaired at December 31, 2005 and 2004.

Notes Receivable

Notes receivable consist of promissory notes from golf members for their golf memberships. Notes are interest free. Repayment is due on demand; however, notes extending beyond one year have been classified as long-term assets. At June 30, 2006 (unaudited), December 31, 2005 and 2004, an allowance was not warranted.

Deposits

The vast majority of deposits represent payments for furniture for the fractional interest villas. The Company was reimbursed for the furniture deposits in 2006.

Revenue Recognition

Revenue from the sale of fractional interest villas and lots is recognized at closing, when the full purchase price is received.

Golf club members are assessed monthly dues and fees which are included in income in the year for which they relate. Golf club service revenue is recognized when the services are rendered. Merchandise and food sales are recognized when the sale occurs. Other revenue is recognized in the month in which the service is provided and consists of utility revenue and association dues revenue.

Advertising

The Company expenses advertising costs, which are included in sales and marketing expenses, as incurred. The Company incurred advertising expenses of approximately $2,021,000, $3,846,000 and $1,236,000 in 2005, 2004 and 2003, respectively. Advertising expense was approximately $1,519,000 (unaudited) and $990,000 (unaudited) for the six months ended June 30, 2006 and 2005, respectively.

Income Taxes

All entities within the consolidated group, except for Seven Canyons Water Co., Seven Canyons Water Treatment Co. and Seven Canyons Real Estate, are not subject to federal income taxes since the income or loss of those entities are either required to be reported by the members on their respective income tax returns or are not-for-profit entities. The road and homeowners’ associations (the Association) file their income tax returns as

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 1 — Summary of Significant Accounting Policies – (continued)

homeowners’ associations, in accordance with Internal Revenue Code Section 528. Under that Section, the Association is not taxed on uniform assessments to members and other income received from Association members which is incurred solely as a function of their membership in the Association. The Association is taxed at the rate of 32% on its investment income and other non-exempt function income. The Company has not incurred any significant federal income tax expense for any of the years in the three-year period ended December 31, 2005.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between financial and income tax reporting. Temporary differences primarily arise from property and equipment depreciation methods and lives. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 152, Accounting for Real Estate Time-Sharing Transactions. This statement amends SFAS No. 66, Accounting for Sales of Real Estate, and No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, in association with the issuance of American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. SOP 04-2 was issued to address the diversity in practice caused by a lack of guidance specific to real estate time-sharing transactions. Areas of diversity in practice have included accounting for uncollectible notes receivable, recovery or repossession of fractional interests, selling and marketing costs, operations during holding periods, developer subsidies to property owners’ associations, and upgrade and reload transactions. The provisions of SFAS No. 152 and SOP 04-2 became effective for the Company on January 1, 2006. See Note 13.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which clarifies SFAS No. 109, Accounting for Income Taxes. FIN 48 defines the threshold for recognizing tax benefits in the Company’s financial statements and promotes consistency in recognizing and measuring the tax benefits. FIN 48 provides that tax benefits are to be recognized if the Company’s tax return positions will “more likely than not” be sustained by a taxing authority. In addition, FIN 48 requires an annual disclosure in the Company’s financial statements of the beginning and ending balances of unrecognized tax benefits. At this time, the impact of adopting FIN 48 to the Company has not yet been determined. FIN 48 is effective for the quarter beginning January 1, 2007.

Deposits Held in Escrow

A third party title company receives customer deposits for purchase commitments on lots and fractional interest villas. The amounts are held by the title company in the customer’s name and accordingly are not recorded as assets or related liabilities on the Company’s consolidated financial statements. A portion of the customer deposits are nonrefundable and revert to the Company if the customer refuses to close on the purchase.

Interim Financial Information

The interim financial information as of June 30, 2006, and for the six months ended June 30, 2006 and 2005, is unaudited and has been prepared on the same basis as the audited financial statements as of December 31, 2005. In the opinion of management, such unaudited financial information includes all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the interim information. Operating results for the six months ended June 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 2 — Land and Development Costs

Land and development costs consist of the following:

	June 30,	December 31,
	2006	2005	2004
	(unaudited)
Land and Improvements	$11,233,000	$12,540,000	$10,509,000
Villa Development Costs:
Parcel A	28,694,000	10,817,000	$1,667,000
Parcel B	371,000	351,000	309,000
Parcel C	411,000	167,000	122,000
Parcel D	2,486,000	2,107,000	2,260,000
Unit II and Unit III	494,000	387,000	266,000
Total Villa Development Costs	32,456,000	13,829,000	4,624,000
Total	$43,689,000	$26,369,000	$15,133,000

Note 3 — Property, Buildings and Equipment

Property, buildings and equipment consist of the following:

	June 30, 2006	December 31,		Estimated Useful Life
		2005	2004
	(unaudited)
Land and Golf Course	$31,638,000	$31,638,000	$31,549,000
Road Improvements	2,204,000	2.204,000	2,204,000	30 Years
Buildings	6,703,000	6,703,000	4,803,000	5 to 40 Years
Equipment	4,047,000	4,047,000	3,851,000	5 to 25 Years
Furniture and Office Equipment	583,000	583,000	466,000	3 to 7 Years
Construction in Progress	5,089,000	4,306,000	3,923,000
Accumulated Depreciation	(2,831,000)	(2,335,000)	(1,448,000)
Total	$47,433,000	$47,146,000	$45,348,000

Depreciation charged to operations was $921,000, $743,000 and $511,000 for the years ended December 31, 2005, 2004 and 2003, respectively. Depreciation charged to operations was $496,000 (unaudited) and $446,000 (unaudited) for the six months ended June 30, 2006 and 2005, respectively.

Note 4 —Lines Of Credit

The Company has a revolving loan with a maximum outstanding principal balance of $18,250,000 with Specialty Trust. The loan bears a fixed interest rate of 13.5% with an original maturity date of January 29, 2006 extended through January 29, 2007. The loan is collateralized by substantially all assets. There are no commitment fees for unused portions of the loan.

The Company has an additional revolving loan with Specialty Trust with a maximum outstanding principal balance of $1,300,000. The loan bears an interest rate of 13.5% and matures December 1, 2006. The loan is collateralized by substantially all assets. There was no outstanding balance on this line of credit at December 31, 2005.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 5 — Long-Term Debt

Long-term debt consisted of the following:

		June 30, 2006	December 31,
Description Security			2005	2004
		(unaudited)
Note Payable, Specialty Mortgage Trust, Monthly Interest Only Payments at 13.50% and Principal Reductions of $1,000,000 by July 19, 2002, $2,500,000 cumulatively by July 19, 2003 and $4,500,000 cumulatively by July 19, 2004 plus additional principal payments of $18,000 from the proceeds of the sale of each golf membership and $18,000 from the proceeds of the sale of each fractional interest villa at the closing of each sale, Due July 2006 (Refinanced through July 2007).	Golf Course Property	$11,578,000	$8,350,000	$9,574,000

Note Payable, National Bank of Arizona, Monthly
Interest Only Payments at 5.50%, Quarterly Principal Payments of $3,000,000 beginning March 2006, Due September 2006, (Refinanced through May 2008)	Undeveloped Land	10,109,000	9,341,000	4,791,000

Note Payable, Specialty Trust, Inc., Monthly Interest Only Payments at 13.50%, Due June 2006 (Refinanced through June 2007)	Real Estate –Parcel A	6,713,000	6,750,000	6,750,000

Note Payable, Resort Finance LLC, Monthly Interest Only Payments at Prime+2.5% (not less than 7.50%), Due May 2008	Real Estate –Parcel A	28,369,000	10,858,000	—

Note Payable, Specialty Trust, Inc., Monthly Interest Only Payments at 13.50%, Due November 2006	Real Estate –Parcel B	7,250,000	4,250,000	4,250,000

Note Payable, Specialty Trust, Inc., Monthly Interest Only Payments at 13.50%, Due November 2006	Real Estate –Parcel C	11,700,000	11,700,000	11,700,000

Note Payable, Specialty Trust, Inc., Monthly Interest Only Payments at 13.50%, Due November 2006	Real Estate –Parcel D	3,456,000	3,456,000	8,600,000

Note Payable, Specialty Trust, Inc., Monthly Interest Only Payments at 13.50%, Due January 2006	Real Estate	—	—	2,880,000

Note Payable, Other, Non-interest Bearing, Due Upon Sale of Specific Lots	Vacant Land		244,000	655,000

Notes Payable, GMAC, Interest at 0% through August 2009	Vehicles	70,000	81,000	103,000

Notes Payable, Citicapital Commercial Corporation, Interest Ranging from 8.25% to 8.5%, Maturing through September 2007	Golf Course Equipment	49,000	75,000	133,000

Total		79,294,000	55,105,000	49,436,000
Less: Current Portion		29,197,000	19,725,000	1,304,000
Long-Term Portion		$50,097,000	$35,380,000	$48,132,000

The Specialty Trust notes and related security are cross-collateralized.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 5 — Long-Term Debt – (continued)

Estimated future maturities on long-term debt are as follows:

Years Ending December 31,	Amount

2006	$19,725,000
2007	15,144,000
2008	20,221,000
2009	15,000
Total	$55,105,000

Note 6 — Membership Deposits

The Company provides three levels of golf membership; founder, golf and residential. Founder and golf memberships provide the member the ability to utilize the facilities throughout the year. Ten residential memberships are provided for the ten fractional interests in each villa sold. Residential members may use the facilities during the periods they occupy the villa. Members are non assessable after their initial deposit.

The Company receives refundable membership fees as deposits on its founder and golf membership plans. Memberships are transferable, upon Company approval. Founder and golf memberships can be resigned for a refund. The amount of the refund is the greater of the amount deposited by the resigning member or 70% of the reissued membership. If a member retains his founder or golf membership for 30 years, the member will be refunded their initial membership deposit in full. In addition, when the member eventually resigns, he will be entitled to 70% of the deposit received on the reissued membership deposit in excess of amounts previously refunded.

Since inception to current, membership deposit amounts have ranged from $60,000 to $175,000. At December 31, 2005, the current membership deposit values were $175,000 for founder and golf memberships. Residential memberships did not have a stated value at December 31, 2005. At December 31, 2005, there were 211 founder and golf memberships and 37 residential memberships.

Note 7 — Member’s Deficit

The Company was initially organized with two principal members. The agreement called for the investing member to contribute $15,000,000. The managing member received its interest in exchange for originating the concept. Membership interests were 60% for the investing member and 40% for the managing member.

In accordance with the operating agreement, the Company shall dissolve by the earlier of: December 31, 2050, sale of substantially all assets, unanimous election by the members, or a decree of dissolution.

Distributions of net cash flows were prioritized based on providing a return to members based on their initial contributions to capital. Distributions were prioritized as follows:  first, to provide an annual 30% priority return on unreturned additional capital contributions, second, to return additional capital contributions, third, to return the investing members base contributions, fourth, to provide a 10% base priority return to investing members, fifth, to provide a target priority return of 15% over and above the base priority return to investing members and finally, based on membership interests. There were no distributions during the three year period ended December 31, 2005.

On April 21, 2004, the managing member’s interest was redeemed for $10,000. In addition, the surviving member agreed to repay amounts to the owners of the redeemed member that had been previously advanced.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 8 — Related Party Transactions

Amounts due to related parties are comprised of the following:

	June 30, 2006	December 31,
		2005	2004
	(unaudited)
Cavan Management Services, LLC	$538,000	$374,000	$14,000
Cavan Investment Capital, LLC	2,934,000	2,225,000	33,000
Camilla Cavan Design, LLC	1,447,000	1,359,000	24,000
Cavan Opportunity Fund, LLC	—	419,000	—
Cavan Realty, Inc.	569,000	557,000	—
Seven Canyon Investors, LLC	1,832,000	1,832,000	1,832,000
Other	—	—	341,000
Total	$7,320,000	$6,766,000	$2,244,000

Cavan Management Services, LLC (Cavan) is the principal member of the sole owner of the Company and provides management services to the Company. The Company paid Cavan, and other related entities, approximately $1,352,000, $2,122,000 and $1,326,000, for services for the years ended December 31, 2005, 2004 and 2003, respectively. The Company paid Cavan, and other related entities, approximately $972,000 (unaudited) and $970,000 (unaudited) for the six months ended June 30, 2006 and 2005, respectively. In addition, the shareholders and key management of the owner and the Company utilized the Company’s facilities and services. Revenues generated from these individuals approximates $111,000, $52,000 and $30,000, for the years ended December 31, 2005, 2004 and 2003, respectively. Revenues from these individuals approximates $42,000 (unaudited) and $54,000 (unaudited) for the six months ended June 30, 2006 and 2005, respectively.

Note 9 — Supplemental Cash Flows Disclosures

Cash paid for interest during the years ended December 31, 2005, 2004 and 2003, was $9,223,000, $7,098,000 and $5,704,000, respectively. Cash paid for interest during the six months ended June 30, 2006 and 2005 was $4,680,000 (unaudited) and $5,228,000 (unaudited), respectively.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 9 — Supplemental Cash Flows Disclosures – (continued)

Transactions not requiring an outlay or receipt of cash were follows:

	Six Months Ended June 30,		Year Ended December 31,
	2006	2005	2005	2004	2003
	(unaudited)
Acquisition of Land and Land Development Costs by Assumption of Long-Term Debt	$—	$1,358,000	$2,407,000	$—	$2,907,000
Payments on Longer-Term Debt from Proceeds of Villa and Lots Sales	—	3,331,000	8,435,000	5,554,000	456,000
Payment of Line of Credit from Proceeds from Lot Sale	—	—	—	18,000	—
Refinancing of Long-Term Debt	—	—	—	18,125,000	746,000
Issuance of Notes Receivable for Membership Deposits	390,000	103,000	456,000	1,291,000	217,000
Payment on Line of Credit from Assumption of Long-Term Debt	—	—	1,250,000	—	—
Acquisition of Loan Fees from Assumption of Long-Term Debt	—	—	73,000	1,513,000	253,000
Increase in Line of Credit for Acquisition of Loan Fees	—	—	—	59,000	706,000
Trade-in of Membership Deposit for Purchase of Villa	—	—	650,000	—	—
Reduction in Deposits and Reduction in Dues to Related Parties	1,200,000	—	—	—	—

Note 10 — Fair Values of Financial Instruments

The fair values of financial instruments at December 31, 2005 and 2004 were as follows:

Cash and cash equivalents – The carrying amounts reported in the consolidated balance sheets approximate their fair value because of the short maturity of these instruments.

Notes Payable – The carrying amounts reported in the consolidated balance sheets approximate their fair value because the interest rates on these instruments approximate current interest rates charged on similar borrowings.

Note 11 — Commitments and Contingencies

The Company retains a right of first refusal to re-acquire shared equity villas.

The Company has committed to complete the permanent Club Facilities, including a clubhouse, golf practice facilities, casitas and a swimming pool. If such Club Facilities are not completed, the Company may be liable for completion of the Club Facilities or a refund of the membership deposits. The Company is negotiating for a construction loan, the proceeds from which are to be used to complete the Club Facilities.

Sedona has commitments under contracts for construction and other improvements on additional phases of the Seven Canyons project which are scheduled to be opened in 2006. Portions of such contracts not completed at

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 11 — Commitments and Contingencies – (continued)

December 31, 2005, and June 30, 2006 are not reflected in the consolidated financial statements. These unrecorded commitments were $20.8 million at December 31, 2005, and $9.0 million at June 30, 2006 (unaudited), representing the contract amount minus amounts paid to the contractor.

While it is difficult to anticipate both the amount and timing of the capital requirements of a large development project, such as Seven Canyons, over a period of years, Sedona estimates that remaining total cash required to complete the Seven Canyons project by 2010, as of June 30, 2006, was approximately $161.5 million (unaudited), excluding capitalized interest, of which it is estimated that approximately $57.0 million will be spent in 2007. Sedona plans to fund these expenditures primarily with available capacity on existing and future credit facilities and cash generated from operations. There can be no assurance that Sedona will be able to obtain financing or generate cash from operations necessary to complete the foregoing plans in a timely fashion or at all or that the actual costs will not exceed those estimates.

Sedona believes that its existing cash, anticipated cash generated from operations and anticipated future permitted borrowings under existing or future credit facilities will be sufficient to meet its anticipated working capital, capital expenditure and debt service requirements for the foreseeable future. Sedona will be required to renew or replace credit facilities that will expire in the near term and will be required to obtain new credit facilities to support its operations in the future. Debt incurred by Sedona may be secured or unsecured, bear fixed or variable rate interest and may be subject to such terms as the lenders may require and management believes acceptable. There can be no assurance that the credit facilities that expire in the near future will be renewed or replaced or that sufficient funds will be available from operations or under existing or future credit facilities to meet Sedona’s cash needs, including its debt service obligations.

Most of Sedona’s credit arrangements include (and we anticipate that any future facility of Cold Spring will include) customary conditions to funding, eligibility requirements for collateral, cross-default and other acceleration provisions, certain financial and other affirmative and negative covenants. No assurance can be given that Sedona will be in compliance with such covenants or that such covenants will not limit Sedona’s ability to raise funds, satisfy or refinance our obligations or otherwise adversely affect Sedona’s operations. In addition, Sedona’s future operating performance and ability to meet its financial obligations will be subject to future economic conditions and to financial, business and other factors, many of which may be beyond Sedona’s control.

Note 12 — Reserve For Replacement (Unaudited)

The Company’s management estimated the remaining useful lives and the replacement costs of the components of common property. The estimates were based on the original costs to place the common property in service since the common property was recently placed in service. Replacement costs were based on the actual costs incurred. Estimated current replacement costs have not been revised since that date and do not take into account the effects of inflation between the date the common property was placed in service and the date that the components will require repair or replacement.

The following information is based on management’s estimates and presents significant information about the components of common property:

	2005	Estimated Useful Life

Gatehouse Replacement	$1,074,000	30 Years
Roadway Replacement	4,994,000	30 Years
Totals	$6,068,000

The reserve for replacement is not required to be funded.

SEDONA DEVELOPMENT PARTNERS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005, 2004, 2003 and
Six Months Ended June 30, 2006 (Unaudited) and 2005 (Unaudited)

Note 13 — Change In Accounting Principle (Unaudited)

As discussed in Note 1, the provisions of SFAS No. 152 and SOP 04-2 became effect for the Company on January 1, 2006. The Company accounts for cost of sales and land and development costs relating to the fractional interest villas in accordance with the relative sales value method. Under this method, total projected sales and costs by phase result in a constant cost of sales for each fractional interest villa sold. The projected sales and costs by phase are reviewed on a quarterly basis. Changes in estimates which cause a change in cost of sales percentage are recognized on a retrospective basis using a current period adjustment. No other provisions of the standards are currently applicable to the Company.

The cumulative effect of the change in accounting principle at January 1, 2006 amounts to an income item of $785,000. For the six months ended June 30, 2006, the effect of the new accounting principle results in a reduction of cost of sales of $184,000.

Note 14 — Subsequent Events

The Company is in negotiation to sell its member’s interest.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Cold Spring Capital Inc.

We have audited the accompanying balance sheet of Cold Spring Capital Inc. (a development stage company) as of December 31, 2005, and the related statements of income, stockholders’ equity and cash flows for the period from May 26, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of Cold Spring Capital Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cold Spring Capital Inc. as of December 31, 2005, and the results of its operations and its cash flows for the period from May 26, 2005 (inception) to December 31, 2005 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Cold Spring Capital Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, Cold Spring Capital Inc. may face mandatory liquidation by November 16, 2006 if a business combination is not consummated, unless certain extension criteria are met, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

March 27, 2006

COLD SPRING CAPITAL INC.
(A Development Stage Company)

BALANCE SHEET
As of December 31, 2005

Current Assets:
Cash	$2,528,516
Investments held in Trust Fund (Note 1)	110,450,408
Prepaid Expenses	223,653
Total current assets	113,202,577
Deferred Tax Asset	99,000
Total Assets	$113,301,577

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable and Accrued Expenses	$351,100
Income and Capital Taxes Payable	301,277
Deferred Underwriting Fees	2,400,000
Deferred Interest	124,818
Total Liabilities	3,177,195
Common stock, subject to possible conversion 3,998,000 shares at conversion value	21,474,457
Commitment (Note 4)
Stockholders’ Equity (Notes 1 and 2):
Preferred stock, $0.001 par value, 5,000,000 shares authorized, none issued and outstanding	—
Common stock, $0.001 par value, 85,000,000 shares authorized, 25,000,000 issued and outstanding (including 3,998,000 subject to possible conversion)	25,000
Additional paid-in capital	88,492,567
Earnings accumulated during the development stage	132,358
Total stockholders’ equity	88,649,925
Total Liabilities and Stockholders’ Equity	$113,301,577

The accompanying notes should be read in conjunction with the financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

STATEMENT OF INCOME
Period from May 26, 2005 (inception) to December 31, 2005

Interest Income	$501,171
General & Administrative Expense	276,813
Net Income before Provision for Income Taxes	224,358
Provision for Income Taxes	(92,000)
Net Income	$132,358
Weighted Average Number of Shares Outstanding – Basic and Diluted	10,000,000
Earnings Per Share – Basic and Diluted	$0.01

The accompanying notes should be read in conjunction with the financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY
Period from May 26, 2005 (inception) to December 31, 2005

	Common Stock		Additional Paid-In Capital	Earnings Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount

Stock issued June 10, 2005 for $0.005 per share	5,000,000	$5,000	$20,000		$25,000

Sale of 20,000,000 units, net of underwriters discount and offering expenses (including 3,998,000 shares subject to possible conversion)	20,000,000	20,000	109,946,924		109,966,924
Proceeds subject to possible conversion of 3,998,000 shares			(21,474,457)		(21,474,457)
Proceeds from issuance of option			100		100
Net Income for period				$132,358	132,358
Balance as of December 31, 2005	25,000,000	$25,000	$88,492,567	$132,358	$88,649,925

The accompanying notes should be read in conjunction with the financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS
Period from May 26, 2005 (inception) to December 31, 2005

Cash Flows From Operating Activities
Net Income	$132,358
Deferred income tax benefit	(99,000)
Adjustments to reconcile net income to net cash used in operating activities:
Increase in value of investments held in trust	(624,408)
Increase in accounts payable and accrued expenses	92,706
Increase in prepaid expenses	(223,653)
Increase in income and capital taxes payable	301,277
Increase in deferred interest	124,818
Net cash used in operating activities	(295,902)

Cash Flows From Investing Activities
Cash placed in Trust Fund	(109,826,000)
Net cash used in investing activities	(109,826,000)

Cash Flows From Financing Activities
Gross Proceeds from public offering	120,000,000
Proceeds from sale of stock	25,000
Proceeds from issuance of option	100
Payment of costs of public offering	(7,374,682)
Net cash provided by financing activities	112,650,418

Net increase in cash	2,528,516
Cash at beginning of period	—
Cash at end of period	$2,528,516

Supplemental Schedule of non-cash financing activities:
Accrual of costs of public offering	$258,394
Accrual of deferred underwriting fees:	$2,400,000

The accompanying notes should be read in conjunction with the financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

Note 1 — Organization, Business Operations and Significant Accounting Policies

Cold Spring Capital Inc. (the ‘‘Company’’), formerly Cold Spring Capital Incorporated, was incorporated in Delaware on May 26, 2005 as a blank check company whose objective is to acquire an operating business, portfolio of financial assets (including commercial, consumer, and/or mortgage loans), or real estate assets that are expected to generate a portfolio of financial assets (each a ‘‘Business Combination’’).

The registration statement for the Offering was declared effective on November 10, 2005. The Company consummated the offering on November 16, 2005, and received net proceeds of approximately $109,967,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a Business Combination (excluding the amount held in the trust account representing a portion of the fees of the underwriters). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $109,826,000 of the net proceeds (including $2,400,000 of underwriters fees which have been deferred by the underwriters as described in Note 2), was placed in a trust account (‘‘Trust Account’’) and invested in government securities until the earlier of (i) the consummation of a Business Combination and (ii) liquidation of the Company. The securities in the Trust Account have been accounted for as trading securities and have been recorded at their market value of $110,450,408 at December 31, 2005. The increase in market value, exclusive of the deferred interest described below, has been included in interest income in the accompanying statement of income. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Stockholders’’), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (‘‘Public Stockholders’’) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account (excluding the amount held in the Trust Account representing a portion of the fees of the underwriters), calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account (excluding the amount held in the trust account representing a portion of the fees of the underwriters) computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion and 19.99% of the interest earned on the Trust Account has been classified as deferred interest in the accompanying December 31, 2005 balance sheet.

On October 17, 2005, the Company amended its Certificate of Incorporation to provide for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering (November 16, 2006), or 18 months from the consummation of the Offering if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

Note 1 — Organization, Business Operations and Significant Accounting Policies – (continued)

contained in the Units sold in the Offering discussed in Note 2). The amendment to the Company’s Certificate of Incorporation also increased the number of common shares authorized to 85,000,000, and authorized 5,000,000 shares of preferred stock.

Immediately following the amendment of the Company’s Certificate of Incorporation, the Company effected a 25,000-for-1 split of the outstanding common stock, in the form of a stock dividend. The financial statements have been retroactively adjusted for the aforementioned amendment and stock dividend.

For purposes of the statements of cash flows, the Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Diluted net income per share reflects the additional dilution for all potentially dilutive securities such as stock, warrants and options. The effect of the 40,000,000 outstanding warrants, issued in connection with the initial public offering described in Note 2, has not been considered in the diluted net income per share since the warrants are contingently exercisable. The effect of the 1,000,000 units included in the underwriters purchase option, as described in Note 2, along with the warrants underlying such units, has not been considered in the diluted earnings per share calculation since the market price of the option was less than the exercise price during the period.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company is required to adopt SFAS 123(R) effective January 1, 2006. The Company does not believe that the adoption of SFAS No. 123(R) will have a significant impact on its financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 2 — Initial Public Offering

On November 16, 2005, the Company sold 20,000,000 units (‘‘Units’’) in the Offering. In addition, the Company granted the underwriters (the ‘‘Underwriters’’) of the Offering an option (the ‘‘Over-Allotment Option’’), exercisable not later than 30 days after the sale of the Units, to purchase up to 3,000,000 additional Units to cover over-allotments. The Over-Allotment Option expired on December 16, 2005 without being exercised. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and two Redeemable Common Stock Purchase Warrants (‘‘Warrants’’). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business or on November 11, 2006 and expiring on November 11, 2009. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

Note 2 — Initial Public Offering – (continued)

The Underwriters of the Offering were paid fees equal to 7.5% of the gross proceeds; the Underwriters have agreed to defer $2,400,000 (the “Deferred Fees”) of their underwriting fees until the consummation of an initial transaction. Upon the consummation of an initial transaction, the Company will pay such Deferred Fees, equal to 2.0% of the gross proceeds of the Offering, or approximately $0.12 per unit, out of the gross proceeds of the Offering held in the Trust Account at Morgan Stanley maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Underwriters will not be entitled to any interest accrued on the Deferred Fees. The Underwriters have agreed to forfeit any rights to, or claims against, such proceeds if the Company does not successfully complete a Business Combination. The Company issued to the lead underwriter for $100, as additional compensation, an option (the ‘‘UPO’’) to purchase up to a total of 1,000,000 Units. The Units issuable upon exercise of the UPO will be identical to those offered in the Offering, except that the warrants included in the UPO will have an exercise price of $6.25 per share (125% of the price of the warrants to be sold in the Offering). The UPO will be exercisable by the lead underwriter at $7.50 per unit (125% of the price of the units to be sold in the Offering) upon the later of the consummation of the Business Combination or November 16, 2006. The UPO will expire November 16, 2010. The sale of the UPO has been accounted for as an equity transaction. Accordingly, there is no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was be approximately $1.6 million using an expected life of five years, volatility of 31.6% and a risk-free interest rate of 4.19%. The Company has no trading history, and as a result it is not possible to value the UPO based on historical trades. In order to estimate the value of the UPO, the Company considered a basket of U.S. finance companies. The median volatility of the representative companies was calculated to be 30.7%, and the average volatility was calculated to be 31.6%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the UPO. The actual volatility of the UPO will depend on many factors which cannot be precisely valued.

Under an agreement with the lead underwriters and in accordance with guidelines specified by Rule 10b5-1 under the Securities Act of 1934, Richard A. Stratton and Joseph S. Weingarten, the Company’s founding stockholders, purchased 4,875,228 Warrants for an aggregate purchase price of $2,100,000, or approximately $0.43 per Warrant in the open market. A broker-dealer who did not participate in the Offering made the purchases of the Warrants on behalf of Messrs. Stratton and Weingarten, pursuant to an irrevocable order.

Note 3 — Income Taxes

The provision for income taxes for the period ended December 31, 2005 consists of the following:

Current:
Federal	$167,000
State	24,000
Total current	191,000
Deferred federal	(99,000)
$92,000

The total provision for income taxes for the period ended December 31, 2005 differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes as follows:

Statutory federal income tax rate	34. %
Effect of state income taxes	7%
Effective income tax rate	41%

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

Note 3 — Income Taxes – (continued)

The tax effect of temporary differences that give rise to the net deferred tax asset at December 31, 2005 is as follows:

Interest income deferred for reporting purposes	$42,000
Expenses deferred for income tax purposes	57,000
Net deferred tax asset	$99,000

Note 4 — Commitment

The Company utilizes certain administrative, technology and secretarial services, as well as certain limited office space provided by an affiliate of one of the Initial Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering. The Company’s statement of income includes $11,250 relating to this agreement.

Pursuant to letter agreements with the Company, the Company’s founding stockholders have waived their right to receive distributions with respect to the founding shares upon the Company’s liquidation.

The founding stockholders will be entitled to registration rights with respect to their initial 5,000,000 shares of common stock pursuant to an agreement signed in connection with the Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time after the date on which these shares of common stock are released from escrow. In addition, the founding stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow.

Note 5 — Contingencies

The Company had originally considered using the firm of Ferris, Baker Watts, Inc. as lead underwriter of the Offering. The Company never reached or entered into any agreement with Ferris, Baker Watts, and the Company subsequently decided, for market and other reasons, to use Deutsche Bank Securities Inc. as lead underwriter. On October 20, 2005, Ferris, Baker Watts filed a complaint against the Company entitled Ferris, Baker Watts, Inc. v. Cold Spring Capital Inc. in the Circuit Court for Baltimore City, Maryland. The complaint alleges breach of express contract, breach of implied-in-fact contract, detrimental reliance or promissory estoppel, and unjust enrichment arising out of the Company’s alleged refusal to pay Ferris, Baker Watts for alleged financial and investment banking services. The complaint seeks damages of $10.6 million, as well as attorneys’ fees, court costs, prejudgment interest and any other relief that may be deemed appropriate by the court. The complaint alleges that the claims run against the proceeds raised in the Offering, including those held in the trust account. The Company believes the claims in the complaint to be wholly without merit, and intends to defend against those claims vigorously. On October 26, 2005, the Company filed an answer and counterclaim in the Circuit Court for Baltimore City, Maryland denying the claims and alleging tortious interference with economic relations. The case has been assigned to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland. Discovery in this case is ongoing. No assurances can be given, however, that the Company will ultimately prevail in this matter or that an adverse judgment would not materially adversely affect the Company’s financial condition or results of operations. It is possible that the outcome of litigation may result in a material liability. However, the potential range of loss resulting from an adverse outcome of litigation cannot currently be estimated. Messrs. Stratton and Weingarten have agreed, severally, one half each, to be personally liable to ensure that the proceeds in the Trust Account are not reduced by any claims in this matter and that the Company’s working capital is not impacted by any such claims in excess of $300,000.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

CONDENSED BALANCE SHEET

	June 30, 2006	December 31, 2005
	(unaudited)
Current Assets:
Cash	$1,501,946	$2,528,516
Investments held in Trust Fund (Note 1)	112,531,402	110,450,408
Prepaid Expenses and other assets	308,054	223,653
Total Current Assets	$114,341,402	$113,202,577
Deferred Tax Asset	608,456	99,000
Total Assets	$114,949,858	$113,301,577

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable and Accrued Expenses	$174,740	$351,100
Income and Capital Taxes Payable	1,007,844	301,277
Deferred Underwriting Fees	2,400,000	2,400,000
Deferred Interest	540,810	124,818
Total Liabilities	4,123,394	3,177,195
Common Stock, subject to possible conversion 3,998,000 shares at conversion value	21,474,457	21,474,457
Commitment and Contingencies (Notes 1, 3 and 4)
Stockholders’ Equity (Notes 1 and 2):
Preferred stock, $0.001 par value, 5,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 85,000,000 shares authorized, 25,000,000 issued and outstanding (including 3,998,000 subject to possible conversion)	25,000	25,000
Additional paid-in capital	88,492,567	88,492,567
Earnings accumulated during the development stage	834,440	132,358
Total stockholders’ equity	89,352,007	88,649,925
Total Liabilities and Stockholders’ Equity	$114,949,858	$113,301,577

The accompanying notes should be read in conjunction with the condensed financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

CONDENSED STATEMENT OF INCOME
(Unaudited)

	Three Months Ended June 30, 2006	Six Months Ended June 30, 2006	Amount from Inception (May 26, 2005) to June 30, 2005	Cumulative Amount from Inception (May 26, 2005) to June 30, 2006

Interest Income	$1,099,920	$1,979,553	$—	$2,480,724
General & Administrative Expense	469,179	813,671	4,095	1,090,484
Net Income before Provision for Income Taxes	630,741	1,165,882	(4,095)	1,390,240
Provision for Income Taxes	(242,362)	(463,800)	—	(555,800)
Net Income	$388,379	$702,082	$(4,095)	$834,440
Weighted Average Number of Shares Outstanding – Basic and Diluted	25,000,000	25,000,000	200	16,600,000
Earnings Per Share – Basic and Diluted	$0.02	$0.03	$(20.48)	$0.03

The accompanying notes should be read in conjunction with the condensed financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY
Cumulative Amounts from Inception (May 26, 2005) to June 30, 2006

	Common Stock		Additional Paid-In Capital	Earnings Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount

Stock issued June 10, 2005 for $0.005 per share	5,000,000	$5,000	$20,000	—	$25,000
Sale of 20,000,000 units, net of underwriters discount and offering expenses (including 3,998,000 shares subject to possible conversion)	20,000,000	20,000	109,946,924	—	109,966,924
Proceeds subject to possible conversion of 3,998,000 shares	—	—	(21,474,457)	—	(21,474,457)
Proceeds from issuance of option	—	—	100	—	100
Net Income for period	—	—	—	$132,358	132,358
Balance as of December 31, 2005	25,000,000	25,000	88,492,567	132,358	88,649,925
Unaudited:
Net income for the six months ended June 30, 2006	—	—	—	702,082	702,082
Balance as of June 30, 2006	25,000,000	$25,000	$88,492,567	$834,440	$89,352,007

The accompanying notes should be read in conjunction with the condensed financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

CONDENSED STATEMENT OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30, 2006	Amount from Inception (May 26, 2005) to June 30, 2005	Cumulative Amount from Inception (May 26, 2005) to June 30, 2006

Cash Flows From Operating Activities
Net Income (Loss)	$702,082	$(4,095)	$834,440
Adjustments to reconcile net income to net cash used in operating activities:
Increase in value of investments held in trust	(2,080,994)	—	(2,705,402)
Increase in deferred income tax benefit	(509,456)	—	(608,456)
Changes in operating assets and liabilities
(Decrease) Increase in accrued expenses	82,034	2,190	174,740
Increase in income and capital taxes payable	706,567	—	1,007,844
(Increase) in prepaid expense and other assets	(84,401)	—	(308,054)
Increase in deferred interest	415,992	—	540,810
Net cash used in operating activities	(768,176)	(1,905)	(1,064,078)

Cash Flows From Investing Activities
Increase in investments held in trust fund	—	—	(109,826,000)
Net cash used in investing activities	—	—	(109,826,000)

Cash Flows From Financing Activities
Gross proceeds from public offering	—	—	120,000,000
Proceeds from sale of stock	—	25,000	25,000
Proceeds from issuance of option	—	—	100
Proceeds from advances to stockholders	—	100,000	100,000
Payments of advances from stockholders	—	—	(100,000)
Payment of costs of public offering	(258,394)	(89,969)	(7,633,076)
Net cash provided by financing activities	(258,394)	35,031	112,392,024
Net (decrease) increase change in cash	(1,026,570)	33,126	1,501,946
Cash at beginning of period	2,528,516	—	—
Cash at end of period	$1,501,946	$33,126	$1,501,946

Supplemental Schedule of Non-Cash Financing Activities
Accrual of deferred underwriting fees	$2,400,000	—	$2,400,000
Accrual of deferred offering costs	—	35,000	—

The accompanying notes should be read in conjunction with the condensed financial statements.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS
June 30, 2006

Note 1 — Organization, Business Operations and Significant Accounting Policies

Cold Spring Capital Inc. (the “Company”), formerly Cold Spring Capital Incorporated, was incorporated in Delaware on May 26, 2005 as a blank check company whose objective is to acquire an operating business, portfolio of financial assets (including commercial, consumer, and/or mortgage loans), or real estate assets that are expected to generate a portfolio of financial assets (each a “Business Combination”). The financial information in this report has not been audited, but in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary to present fairly such information have been included. See the Company’s Annual Report on Form 10-K for the period ended December 31, 2005 for additional disclosures relating to the Company’s condensed financial statements. The December 31, 2005 balance sheet has been derived from the audited financial statements.

The registration statement for the initial public offering (the “Offering”) was declared effective on November 10, 2005. The Company consummated the Offering on November 16, 2005, and received net proceeds of approximately $109,967,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination (excluding the amount held in the trust account representing a portion of the fees of the underwriters). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $109,826,000 of the net proceeds (including $2,400,000 of underwriters fees which have been deferred by the underwriters as described in Note 2), was placed in a trust account (“Trust Account”) and invested in government securities until the earlier of
(i) the consummation of a Business Combination and (ii) liquidation of the Company. The securities in the Trust Account have been accounted for as trading securities and have been recorded at their market value of $112,531,402 at June 30, 2006. The increase in market value, exclusive of the deferred interest described below, has been included in interest income in the accompanying statement of income. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account (excluding the amount held in the Trust Account representing a portion of the fees of the underwriters), calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account (excluding the amount held in the trust account representing a portion of the fees of the underwriters) computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion and 19.99% of the interest earned on the Trust Account has been classified as deferred interest in the accompanying June 30, 2006 balance sheet.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS
June 30, 2006

Note 1 — Organization, Business Operations and Significant Accounting Policies – (continued)

On October 17, 2005, the Company amended its Certificate of Incorporation to provide for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering (November 16, 2006), or 18 months from the consummation of the Offering (May 16, 2007) if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units sold in the Offering discussed in Note 2). The amendment to the Company’s Certificate of Incorporation also increased the number of common shares authorized to 85,000,000, and authorized 5,000,000 shares of preferred stock.

Immediately following the amendment of the Company’s Certificate of Incorporation, the Company effected a 25,000-for-1 split of the outstanding common stock, in the form of a stock dividend. The financial statements were retroactively adjusted for the aforementioned amendment and stock dividend.

Basic net income per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted net income per share reflects the additional dilution for all potentially dilutive securities such as stock, warrants and options. The effect of the 40,000,000 outstanding warrants, issued in connection with the initial public offering described in Note 2, has not been considered in the diluted net income per share since the warrants are contingently exercisable. The effect of the 1,000,000 units included in the underwriters purchase option, as described in Note 2, along with the warrants underlying such units, has not been considered in the diluted earnings per share calculation, since the market price of the stock was less than the exercise price during the period.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company adopted SFAS 123(R) effective January 1, 2006. The adoption of SFAS 123(R) did not have a significant impact on the Company’s financial condition or results of operations.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 2 — Initial Public Offering

On November 16, 2005, the Company sold 20,000,000 units (“Units”) in the Offering. In addition, the Company granted the underwriters (the “Underwriters”) of the Offering an option (the “Over-Allotment Option”), exercisable not later than 30 days after the sale of the Units, to purchase up to 3,000,000 additional Units to cover over-allotments. The Over-Allotment Option expired on December 16, 2005 without being exercised. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business and on November 11, 2006 and expiring on November 11, 2009. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS
June 30, 2006

Note 2 — Initial Public Offering – (continued)

The Underwriters of the Offering were paid fees equal to 7.5% of the gross proceeds; the Underwriters have agreed to defer $2,400,000 (the “Deferred Fees”) of their underwriting fees until the consummation of a Business Combination. Upon the consummation of a Business Combination, the Company will pay such Deferred Fees, equal to 2.0% of the gross proceeds of the Offering, or approximately $0.12 per unit, out of the gross proceeds of the Offering held in the Trust Account at Morgan Stanley maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Underwriters will not be entitled to any interest accrued on the Deferred Fees. The Underwriters have agreed to forfeit any rights to, or claims against, such proceeds if the Company does not successfully complete a Business Combination. The Company issued to the lead underwriter for $100, as additional compensation, an option (the “UPO”) to purchase up to a total of 1,000,000 Units. The Units issuable upon exercise of the UPO will be identical to those offered in the Offering, except that the warrants included in the UPO will have an exercise price of $6.25 per share (125% of the price of the warrants to be sold in the Offering). The UPO will be exercisable by the lead underwriter at $7.50 per unit (125% of the price of the units to be sold in the Offering) upon the later of the consummation of the Business Combination or November 16, 2006. The UPO will expire November 16, 2010. The sale of the UPO has been accounted for as an equity transaction. Accordingly, there is no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $1.6 million using an expected life of five years, volatility of 31.6% and a risk-free interest rate of 4.19%. The Company has no trading history, and as a result it is not possible to value the UPO based on historical trades. In order to estimate the value of the UPO, the Company considered a basket of U.S. finance companies. The median volatility of the representative companies was calculated to be 30.7%, and the average volatility was calculated to be 31.6%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the UPO. The actual volatility of the UPO will depend on many factors which cannot be precisely determined.

Under an agreement with the lead underwriters and in accordance with guidelines specified by Rule 10b5-1 under the Securities Act of 1934, Richard A. Stratton and Joseph S. Weingarten, the Company’s founding stockholders, purchased 4,875,228 Warrants for an aggregate purchase price of $2,100,000, or approximately $0.43 per Warrant, in the open market. A broker-dealer who did not participate in the Offering made the purchases of the Warrants on behalf of Messrs. Stratton and Weingarten, pursuant to an irrevocable order.

Note 3 — Commitment

The Company utilizes certain administrative, technology and secretarial services, as well as certain limited office space provided by an affiliate of one of the Initial Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering. The Company’s statement of income includes $22,500, $45,000 and $56,250, respectively, for the three months ended June 30, 2006, for the six months ended June 30, 2006 and for the cumulative amount for the period from inception (May 26, 2005) to June 30, 2006, relating to this agreement.

Pursuant to letter agreements with the Company, the Company’s founding stockholders have waived their right to receive distributions with respect to the founding shares upon the Company’s liquidation.

The founding stockholders will be entitled to registration rights with respect to their initial 5,000,000 shares of common stock pursuant to an agreement signed in connection with the Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time after the date on which these shares of common stock are released from escrow. In addition, the founding stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow.

COLD SPRING CAPITAL INC.
(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS
June 30, 2006

Note 4 — Contingencies

The Company had originally considered using the firm of Ferris, Baker Watts, Inc. as lead underwriter of the Offering. The Company never reached or entered into any agreement with Ferris, Baker Watts, and the Company subsequently decided, for market and other reasons, to use Deutsche Bank Securities Inc. as lead underwriter. On October 20, 2005, Ferris, Baker Watts filed a complaint against the Company entitled Ferris, Baker Watts, Inc. v. Cold Spring Capital Inc. in the Circuit Court for Baltimore City, Maryland. The complaint alleges breach of express contract, breach of implied-in-fact contract, detrimental reliance or promissory estoppel, and unjust enrichment arising out of the Company’s alleged refusal to pay Ferris, Baker Watts for alleged financial and investment banking services. The complaint seeks damages of $10.6 million, as well as attorneys’ fees, court costs, prejudgment interest and any other relief that may be deemed appropriate by the court. The complaint alleges that the claims run against the proceeds raised in the Offering, including those held in the trust account. The Company believes the claims in the complaint to be wholly without merit, and intends to defend against those claims vigorously. On October 26, 2005, the Company filed an answer and counterclaim in the Circuit Court for Baltimore City, Maryland denying the claims and alleging tortious interference with economic relations. On June 30, 2006, Ferris, Baker Watts, Inc. filed an amended complaint adding Deutsche Bank Securities Inc. to the lawsuit and alleging tortious interference with a contract by Deutsche Bank Securities Inc. On July 17, 2006, the Company filed an answer to the amended complaint denying the claims and alleging tortious interference with economic relations. The case has been assigned to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland. Discovery in this case is ongoing. No assurances can be given, however, that the Company will ultimately prevail in this matter or that an adverse judgment would not materially adversely affect the Company’s financial condition or results of operations. It is possible that the outcome of litigation may result in a material liability. However, the potential range of loss resulting from an adverse outcome of litigation cannot currently be estimated. Messrs. Stratton and Weingarten have agreed, severally, one half each, to be personally liable to ensure that the proceeds in the Trust Account are not reduced by any claims in this matter and that the Company’s working capital is not impacted by any such claims in excess of $300,000.

Annex A

SECURITIES PURCHASE AGREEMENT

by and among

COLD SPRING CAPITAL INC.,

SEDONA DEVELOPMENT PARTNERS, LLC,

SEVEN CANYONS INVESTORS, L.L.C.,

DAVID V. CAVAN and CAVAN MANAGEMENT SERVICES, L.L.C.

Dated as of November 3, 2006

A-i

A-ii

List of Exhibits

Exhibit 1.1	Form of Assignment
Exhibit 1.2(a)(ii)	Form of First Tranche Note
Exhibit 1.2(a)(iii)	Form of Convertible Note
Exhibit 8.1(j)	Form of Opinion of the Seller’s Counsel
Exhibit 8.1(k)	Form of Escrow Agreement
Exhibit 8.1(s)	Summary Terms of Management Contract
Exhibit 8.1(t)	Form of Registration Rights Agreement
Exhibit 8.1(u)	Summary Terms of Brokerage Agreement
Exhibit 8.1(v)	Form of Affiliate Note
Exhibit 8.2(g)	Form of Opinion of the Purchaser’s Counsel

A-iii

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into as of November 3, 2006 by and among (i) Cold Spring Capital Inc., a Delaware corporation (the “Purchaser”), (ii) Sedona Development Partners, LLC, an Arizona limited liability company (the “Company”), (iii) Seven Canyons Investors, L.L.C., an Arizona limited liability company (the “Seller”), and (iv) solely for purposes of Sections 5.3(b) and 5.5 through 5.11, David V. Cavan and Cavan Management Services, L.L.C., an Arizona limited liability company (together, “Cavan”).

Introduction

The Seller owns all of the outstanding limited liability company interests and equity of the Company (the “Securities”). The Purchaser wishes to purchase the Securities from the Seller, and the Seller wishes to sell the Securities to the Purchaser, on the terms set forth herein. The purchase and sale of the Securities and the other transactions contemplated hereby are sometimes collectively referred to herein as the “Transactions.”

An index of defined terms used in this Agreement is set forth in Article 12.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
THE TRANSACTIONS; CLOSING

1.1. Purchase and Sale of Securities. In reliance upon the representations and warranties contained herein, and subject to the terms and conditions hereof, at the Closing (as hereinafter defined), the Seller agrees to sell, transfer and assign to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Securities. At the Closing, the Seller will execute and deliver an assignment, in substantially the form attached hereto as Exhibit 1.1, transferring the Securities to the Purchaser free and clear of all Liens (as hereinafter defined), other than restrictions on transfers under applicable securities laws.

1.2. Payment at Closing.

(a) Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

“Closing Consideration” means, in the aggregate, (i) $82,130,168.44 in cash (the “Cash Consideration”), (ii) $5,000,000 in aggregate principal amount of subordinated notes of the Purchaser, substantially in the form of Exhibit 1.2(a)(ii) attached hereto (the “First Tranche Notes”), and (iii) $45,000,000 in aggregate principal amount of convertible subordinated notes of the Purchaser, substantially in the form of Exhibit 1.2(a)(iii) (the “Convertible Notes” and, together with the First Tranche Notes, the “Seller Notes”).

“Contract” means any notes, bonds, mortgages, indentures, guaranties, licenses, franchises, permits, leases, instruments, contracts, agreements, commitments, purchase orders or other binding contractual obligations, whether written or oral, including all amendments thereto.

“Escrow Amount” means $1,000,000 of cash (the “Escrow Cash”) and $7,500,000 in principal amount of the Convertible Notes (the “Escrow Note”), which will be deposited at the Closing with the Escrow Agent (as hereinafter defined) pursuant to the Escrow Agreement (as hereinafter defined).

“Governmental or Regulatory Authority” shall mean any instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, county, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

“Indebtedness” means all (i) outstanding principal, interest, fees, expenses and other indebtedness owed in respect of borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money, (ii) obligations under leases of property, real or personal, that are capitalized on the consolidated balance sheet of the Company and the Subsidiaries (as hereinafter defined), or should be, in accordance with GAAP, recorded as capital leases, (iii) monetary commitments or obligations in the nature of guarantees, (iv) amounts owing as deferred purchase price for property or services, including all seller notes and “earn-out” payments, (v) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, (vi) obligations or commitments to repay deposits or other similar amounts advanced by and owing to third parties, (vii) interest rate, currency or other hedging agreements or (viii) guarantees or other contingent liabilities (including so called take-or-pay or keep-well agreements) with respect to any indebtedness, obligation, claim or liability of a type described in clauses (i) through (vii) above.

“Legal Requirements” means, with respect to any Person, all statutes, laws, ordinances, licenses, permits, judgments, decrees, orders, rules, regulations, published policies and common law of any Governmental or Regulatory Authority applicable to such Person.

“Liens” means claims, encumbrances, indentures, deeds of trust, mortgages, attachments, security interests and other restrictions of any kind.

“Knowledge of the Seller and the Company” or any other similar phrase shall mean the actual knowledge of the Persons set forth in Schedule 1.2(a) (collectively, the “Key Employees”), in each case, after reasonable inquiry into the matters to which such qualification relates that are within the scope of such individual’s job responsibilities.

“Material Adverse Effect” means any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (x) the Business or the assets, financial condition, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, (y) the ability of the Purchaser to operate the Business immediately after the Closing substantially in the same manner as the Business was operated immediately prior to the Closing or (z) the ability of the Seller and the Company to consummate the Transactions. For avoidance of doubt, the parties agree that the terms “material,” “materially” or “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Material Adverse Effect.

“Ordinary Course of Business” means the ordinary course of business of the Company and the Subsidiaries consistent with past custom and practice (including with respect to amount and frequency).

“Purchaser Common Stock” means the common stock, $0.001 par value per share, of the Purchaser.

“Seller’s Expenses” means the aggregate payments, costs and expenses incurred by the Company, its Subsidiaries or the Seller in connection with the Transactions including, without limitation, all amounts in respect of legal, accounting, investment banking and other similar fees and expenses (including, without limitation, fees and expenses of any Person (as hereinafter defined) set forth on Schedule 3.28). For clarity, it is understood that all costs and expenses incurred by the Purchaser in connection with this Agreement and the Transactions (including, without limitation, the costs and expenses of the Purchaser’s financial advisor) shall be paid by the Purchaser and not by the Seller or the Company.

“Transaction Liabilities” means any and all change of control, sale and/or transaction bonus or similar amounts owed by the Company or any Subsidiary that become due and payable as a result of the Transactions.

(b) Pre-Closing Deliveries. At least two (2) but no more than five (5) days prior to the Closing, the Seller will furnish to the Purchaser (i) a final bill and wire transfer instructions from each payee of any portion of the Seller’s Expenses, together with a letter from each law firm and investment bank that is owed fees by the Company acknowledging that, after the Closing, it will seek payment of any portion of the Seller’s Expenses solely from the Seller and not from the Company or any Subsidiary (and such portion shall not be deemed to be part of the Seller’s Expenses for purposes of Section 1.2(c)), (ii) payoff letters, in form and substance reasonably satisfactory to the Purchaser, from each of the parties set forth on Schedule 2.3(e)(i) indicating the amount required to discharge at Closing in full the Indebtedness (the “Repaid Indebtedness”) set forth on Schedule 2.3(e)(i) and an undertaking by such parties to discharge at Closing all Liens securing such Indebtedness, and (iii) a schedule that sets forth an itemization of all Transaction Liabilities payable to employees as a result of the Transactions.

(c) Payments and Deliveries at Closing. At the Closing, (i) the Purchaser will make or cause to be made the following payments (in an amount, in the aggregate, equal to the Cash Consideration) by wire transfer as follows: (A) the Purchaser will pay the Repaid Indebtedness to the holders thereof, (B) the Purchaser will pay the Seller’s Expenses and the Transaction Liabilities to the respective payees thereof based on the deliveries made under Section

1.2(b), (C) the Purchaser will pay the Escrow Cash to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement and (D) the Purchaser will pay the balance of the Cash Consideration to the Seller, (ii) the Purchaser will deliver the Escrow Note to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement and (iii) the Purchaser will deliver the balance of the Seller Notes to the Seller.

1.3. Closing. The purchase and sale of the Securities and the other Transactions shall take place at a closing (the “Closing”) to be held at 10:00 a.m., local time, at the offices of Choate, Hall & Stewart LLP in Boston, Massachusetts three business days after the satisfaction or waiver of the conditions of the parties hereto to consummate the Transactions (other than those conditions that by their nature are normally satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or such other date as is mutually agreed upon in writing by the Purchaser and the Company (the “Closing Date”). In no event shall the Closing Date be earlier than January 5, 2007, without the prior consent of the Seller.

1.4. Allocation. The total amount of the Closing Consideration and the liabilities of the Company and its Subsidiaries, shall be allocated among the consolidated assets of the Company for tax purposes in a manner consistent with the appraisal to be obtained as set forth on Schedule 1.4. It is agreed that such method was arrived at by arm’s length negotiation and in the judgment of the parties properly reflects the fair market value of such assets. It is agreed that the allocations under this Section 1.4 will be binding on all parties for all federal, state, local and other Tax (as hereinafter defined) purposes and will be consistently reflected by each party on such party’s Tax returns.

1.5. Escrow. On the Closing Date, the Purchaser shall deposit with the Escrow Agent the Escrow Amount (consisting of the Escrow Cash and the Escrow Note), for the purpose of securing the indemnification obligations of the Seller set forth in this Agreement. The Escrow Amount, along with any interest earned thereon while it is held in escrow, is referred to herein as the “Escrow Fund.” The Escrow Fund shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof. The Escrow Fund shall be held as a trust fund and shall not be subject to any Lien, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes, and in accordance with the terms, of the Escrow Agreement.

1.6. Deliveries at Closing by the Company and the Seller. At the Closing, and upon satisfaction or waiver of the conditions set forth in Section 8.2, the Company and the Seller will deliver or cause to be delivered to the Purchaser the instruments, consents, certificates and other documents required of the Seller and the Company by Section 8.1.

1.7. Deliveries at Closing by the Purchaser. At the Closing, and upon satisfaction or waiver of the conditions set forth in Section 8.1, the Purchaser will deliver or cause to be delivered to the Seller the instruments, consents, certificates and other documents required of the Purchaser by Section 8.2.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchaser that the information contained in this Article 2 is true and correct and will be true and correct as of the Closing Date:

2.1. Title. On the Closing Date, the Seller shall transfer to the Purchaser good title to the Securities, free and clear of all Liens. The Seller has not granted any option or right, and is not a party to any Contract that requires (or, upon the passage of time, the payment of money or occurrence of any other event, would require) the Seller to transfer any of the Securities to anyone other than the Purchaser pursuant to this Agreement.

2.2. Organization and Authority. The Seller (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Arizona, (b) has the requisite power and authority to execute and deliver this Agreement and the other agreements, documents and instruments of the Seller contemplated hereby and to perform its obligations hereunder and thereunder, and (c) such execution, delivery and performance by the Seller have been duly and validly authorized by all requisite action on the part of the Seller. The Seller owns all of the membership interests in the Company. There are no outstanding options, warrants, convertible or exchangeable securities or other rights that could, directly or indirectly, obligate the Seller to issue additional membership interests, limited liability company interests or any other securities of the Company.

2.3. No Conflict; Indebtedness.

(a) No consent, order, approval, authorization, declaration or filing with or from any Governmental or Regulatory Authority or any party to a Contract is required on the part of the Seller for or in connection with the execution and delivery of this Agreement and the other agreements, documents and instruments contemplated hereby or the consummation of the Transactions by the Seller.

(b) The execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby by the Seller will not result in any violation of, be in conflict with, constitute a default under, any of the terms, conditions or provisions of the Seller’s articles of organization or operating agreement (collectively, the “Organizational Documents”).

(c) The execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby by the Seller will not result in any violation of, be in conflict with, constitute a default under or cause the acceleration of any obligations or loss of any rights under, any of the terms, conditions or provisions of any Legal Requirement, or of any order, writ, injunction, judgment, permit or license or decree of any Governmental or Regulatory Authority or of any arbitration award to which the Seller is a party or by which the Seller or its assets are bound.

(d) Except as set forth on Schedule 2.3(d), the Seller is not a party to, or bound by, any Contract under the terms of which the execution, delivery or performance of this Agreement or any of the other agreements, documents and instruments contemplated hereby by the Seller will be a breach, default or an event of acceleration, or grounds for termination, modification or cancellation, or result in the loss of any rights.

(e) The Seller has no Indebtedness for borrowed money other than as set forth in Schedule 2.3(e)(i) and will have no Indebtedness for borrowed money at the Closing other than as set forth in Schedule 2.3(e)(ii).

2.4. Validity and Enforceability. This Agreement is, and each of the other agreements, documents and instruments contemplated hereby to which the Seller is a party shall be when executed and delivered by the Seller, the valid and binding obligations of the Seller enforceable in accordance with their terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, fraudulent conveyance, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

2.5. Investment Representations.

(a) The Seller is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Seller understands that the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Purchaser on such exemptions is predicated upon the accuracy of the Seller’s representations and warranties in this Agreement.

(c) The Seller has had the opportunity to ask questions of and receive answers from representatives of the Purchaser and to obtain additional information, documents and records relating to the Purchaser and its businesses, assets, results of operations and financial condition and the Transactions. The Seller (i) has such knowledge, experience and skill in evaluating and investing in common stocks and other securities, so that it is capable of evaluating the merits and risks of an investment in the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes, (ii) has such knowledge, experience and skill in financial and business matters that it is capable of evaluating the merits and risks of investment in the Purchaser and the suitability of the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes for the Seller, and (iii) can bear the economic risk of acquiring the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes. The Seller has reviewed the Purchaser Reports, including the risk factors contained therein.

(d) The Seller understands that the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering, and that, under such laws and applicable regulations, such shares may be transferred or resold without registration under the Securities Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legend described in Section 2.5(e) below. The Seller is familiar with Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Seller will observe and comply with the Securities Act and the rules and regulations thereunder, as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Seller Notes, the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes or any part thereof.

(e) The Seller Notes and all certificates representing the Purchaser Common Stock issuable upon conversion of the Convertible Notes and any certificates subsequently issued with respect thereto or in substitution therefor shall bear a legend that such shares may only be sold or disposed of in accordance with (i) the provisions of Rule 144 under the Securities Act, (ii) pursuant to an effective registration statement or (iii) pursuant to an exemption provided by the Securities Act. The Purchaser, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing such Purchaser Common Stock as to which such legend is applicable.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Seller and the Company hereby jointly and severally represent and warrant to the Purchaser that each of the statements contained in this Article 3 is true and correct and will be true and correct as of the Closing Date:

3.1. Organization, Power and Standing. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted and as proposed to be conducted (the “Company Business”). The proposed business to be conducted by the Company consists of constructing and operating Projects (as hereinafter defined), selling lots, Fractional Interests (as hereinafter defined) and Golf Memberships and continuing to carry on its operations in the Ordinary Course of Business.

3.2. Subsidiaries. Except as set forth on Schedule 3.2, the Company has no Subsidiaries and does not, directly or indirectly, own or have the right to acquire any capital stock, membership interest or other equity or voting interest in any Person. As used in this Agreement, (a) the term “Subsidiary” means any (i) corporation 50% or more of the outstanding securities having ordinary voting power of which are owned or controlled, directly or indirectly, by the Company or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries, or (ii) partnership, association, joint venture, limited liability company or similar business organization 50% or more of the ownership interests having ordinary voting power of which are so owned or controlled or in which the Company or any Subsidiary is the general partner, and (b) the term “Person” means any natural person or corporation, limited liability company, partnership, Governmental or Regulatory Authority, trust or other entity. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is organized, as set forth on Schedule 3.2. Each of the Subsidiaries has full power and authority to own, lease and operate its properties and to carry on its business as currently conducted and as proposed to be conducted (with respect to each Subsidiary, the “Subsidiary Business” and, together with the Company Business, the “Business”). The Company has delivered to the Purchaser complete and accurate copies of the charter, bylaws, operating agreement, partnership agreement or other organizational documents of the Company and each Subsidiary. Neither the Company nor any Subsidiary is in default under or in violation of any provision of its charter, bylaws, operating agreement, partnership agreement or other organization documents. Except as set forth on Schedule 3.2, there are no property, condominium, timeshare or other homeowner associations (each individually, an “Association” and collectively, the “Associations”) related to any property owned or sold by the Company. Each Association is a not-for-profit non-stock corporation, duly organized, validly existing and in good standing under the laws of the State of Arizona, and is duly qualified and in good standing, with full power and authority to own its properties and assets and carry on lawfully its business as currently conducted.

3.3. Foreign Qualifications. The Company and each of its Subsidiaries are duly qualified and authorized to do business and are in good standing in each of the jurisdictions listed on Schedule 3.3. Neither the Company nor any of its Subsidiaries is required to qualify to do business as a foreign entity in any other jurisdiction.

3.4. Due Authorization; No-Conflict.

(a) The Company has full power and authority and has taken all required action on its part necessary to permit it to execute and deliver and to carry out the terms of this Agreement and the other agreements, instruments and documents of the Company contemplated hereby.

(b) Except as specified on Schedule 3.4(b), no material consent, order, approval, authorization, declaration or filing, including, without limitation, any consent, approval or authorization of or declaration or filing with any Governmental or Regulatory Authority or non-governmental authority, any party to a Material Contract (as hereinafter defined) or any other Person is required on the part of the Company or any Subsidiary for or in connection with its execution, delivery or performance of this Agreement and the other agreements, documents and instruments contemplated hereby, or the conduct of the Business by the Company or any Subsidiary after the Closing. The matters reflected on Schedule 3.4(b) are collectively referred to as the “Required Consents.” Subject to obtaining the Required Consents specified on Schedule 3.4(b), the execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby by the Company will not result in any violation of, be in conflict with, constitute a default under, or cause the acceleration of any obligation or loss of any rights under, any Legal Requirement, agreement, contract, instrument, charter, by-laws, operating agreement, partnership agreement, governing document, organizational document, license, permit, authorization, franchise or certification to which the Company, any Subsidiary or any Association is a party or by which the Company, any Subsidiary or any Association is bound.

3.5. Validity and Enforceability. This Agreement is, and each of the other agreements, documents and instruments contemplated hereby to which the Company is a party shall be when executed and delivered by the Company, the valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, fraudulent conveyance, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

3.6. Capitalization.

(a) Except as set forth in Schedule 3.6(a), the Seller is the record and beneficial owner of all of the Securities, free and clear of all Liens, other than restrictions on transfer under applicable securities laws. The Securities constitute all of the Company’s outstanding limited liability company interests, are owned beneficially and of record by the Seller, and are duly authorized, validly issued, fully paid and nonassessable. All offers, issuances, sales and transfers of the Securities were made in compliance in all material respects with all applicable securities laws and all applicable preemptive and similar rights.

(b) Each Subsidiary’s authorized and outstanding capital stock or other equity interests are as set forth on Schedule 3.6(b) hereto. Each Subsidiary’s outstanding capital stock or other equity securities are owned beneficially and of record by the Persons and in the amounts set forth on Schedule 3.6(b) and are duly authorized, validly issued, fully paid and nonassessable and are free and clear of all Liens (other than Liens securing Permitted Indebtedness (as hereinafter defined)). All offers, issuances, sales and transfers of such shares of capital stock and other equity securities were made in compliance in all material respects with all applicable securities laws and all applicable preemptive and similar rights.

(c) There are no outstanding options, warrants, convertible or exchangeable securities or other rights or claims of any character, contingent or otherwise, that could, directly or indirectly, obligate the Company or any Subsidiary to issue its shares, interests or other securities. Except as set forth on Schedule 3.6(c), there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company or any Subsidiary.

(d) Except as described on Schedule 3.6(d): (i) there are no Contracts (as hereinafter defined) relating to the securities of the Company or any Subsidiary including, without limitation, the acquisition, disposition, repurchase, voting or registration thereof, and (ii) there is no Indebtedness of the Company or any Subsidiary that allows the holder thereof to vote with the equity holders of the Company or any Subsidiary on any matter.

(e) Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to redeem, purchase or otherwise acquire or retire any of its equity securities. No Person has any right of first offer, right of first refusal, preemptive right or other similar right in connection with the issuance or sale of the Securities or any outstanding securities of any Subsidiary, or with respect to any future offer, sale or issuance of securities by the Company or any Subsidiary. Except as required by applicable Legal Requirements or as set forth on Schedule 3.6(e), there are no restrictions of any kind that prevent or restrict the payment of dividends or the making of distributions by the Company or any of its Subsidiaries.

3.7. Financial Information; Indebtedness.

(a) The Company has delivered to the Purchaser the audited, consolidated balance sheets of the Company and the Subsidiaries as at December 31, 2003, December 31, 2004, and December 31, 2005 (the audited consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2005 being referred to as the “Balance Sheet,” and the date thereof being referred to as the “Balance Sheet Date”), and the audited, consolidated statements of cash flows, income and members’ deficit/equity for the fiscal years then ended. The Company has also furnished to the Purchaser the unaudited, consolidated balance sheet of the Company and the Subsidiaries as at June 30, 2006, and the unaudited, consolidated statements of cash flows, income and members’ deficit/equity of the Company and the Subsidiaries for the six-month period then ended.

(b) As used herein, “Financial Statements” means the financial statements referenced in clause (a) above together with (as of the Closing) the financial statements delivered pursuant to Section 5.4 (the “Stub Period Statements”). The Financial Statements and the notes thereto, if any, (i) are as of the dates thereof, or as to any Stub Period Statements as of the dates thereof will be, complete and accurate in all material respects and do or will, as applicable, fairly present the financial condition of the Company and its Subsidiaries, taken as a whole, at the respective dates thereof and the results of operations for the periods then ended, and (ii) were or, as to the Stub Period Statements, will be, prepared in accordance with the books and records of the Company and its Subsidiaries, taken as a whole, in conformity with generally accepted accounting principles consistently applied during the periods covered thereby (“GAAP”), except, in the case of unaudited Financial Statements, for the omission of footnotes and normal year-end adjustments which are not, individually and in the aggregate, material. As of the respective dates thereof, none of the Financial Statements contains, or, as to any Stub Period Statements, will contain, any material, non-recurring items, except as expressly set forth therein.

(c) At the date hereof, neither the Company nor any Subsidiary has any Indebtedness outstanding except as set forth on Schedule 3.7(c) (“Outstanding Indebtedness”). Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

3.8. No Material Adverse Changes. Since the Balance Sheet Date, other than as shown on Schedule 3.8, (a) the Company and each Subsidiary have operated only in the usual and Ordinary Course of Business, (b) there has been no event or condition which individually, or together with any other events or conditions, has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Company and its Subsidiaries have complied with the covenants set forth in Section 5.1 of this Agreement to the same extent as if this Agreement had been executed as of and in effect from and after the Balance Sheet Date.

3.9. Material Contracts. Schedule 3.9 sets forth a complete and accurate list of all of the following Contracts to which the Company or any Subsidiary is a party or by which any of them is bound:

(a) Contracts with respect to which the Company or any Subsidiary has or will reasonably be expected to have any liability or obligation involving more than $25,000, contingent or otherwise within any 12 month period from and after the date hereof;

(b) Contracts under which the amount payable by the Company or any Subsidiary is determined by reference to the revenue, income or other similar measure of the Company, any Subsidiary or any other Person;

(c) Contracts evidencing a Lien on any properties or assets of the Company or any Subsidiary or Contracts, other than construction Contracts that may result in the imposition of a Lien on Company Property and other than rights mechanics and materialmen may have in the Ordinary Course of Business that could result in Liens on Company Property as a result of sums not paid by the Company or a Subsidiary in the future;

(d) Contracts relating to any Indebtedness or the guarantee thereof;

(e) Contracts (including, without limitation, those relating to compensation) of the Company or any Subsidiary with any officer, director, manager, stockholder, member or Affiliate of the Company or any Subsidiary or any of their respective relatives or Affiliates;

(f) Contracts which place any material limitation on the method of conducting or scope of the Business, including, without limitation, any Contract that contains any exclusivity, non-competition, non-solicitation or no-hire provisions;

(g) Contracts relating to capital expenditures in excess of $25,000 individually or $200,000 in the aggregate;

(h) financial advisory or similar Contracts and all Contracts with any investment or commercial bank;

(i) Contracts relating to the settlement or resolution of any pending or threatened litigation, arbitration, claims or other disputes;

(j) employment, severance, consulting, deferred compensation, collective bargaining, union, labor, benefits and similar plans or Contracts involving the Company or any Subsidiary;

(k) Contracts relating to or involving any franchise, agency, distributor, broker, sales representative, partnership, joint venture or other similar arrangement;

(l) management, operating, service, membership, partnership, teaming or affiliation Contract or Contracts, including without limitation with any Association;

(m) Contracts with respect to mergers or acquisitions, sales of securities or sales of assets outside the Ordinary Course of Business, investments (other than notes receivable in the Ordinary Course of Business), or Contracts for amounts in excess of $250,000 with respect to acquisitions of property or assets by the Company or any Subsidiary;

(n) Contracts with Governmental or Regulatory Authorities;

(o) Contracts with respect to material marketing or advertising services or other related services;

(p) Contracts pursuant to which the Company or any Subsidiary has agreed to indemnify or hold harmless any other Person or to pay liquidated damages of any kind;

(q) Contracts relating to the purchase, sale, leasing, use, occupancy, disposition, development, engineering, design, financing or marketing of the Real Property; and

(r) other Contracts of the Company or any Subsidiary which are material to the Business or which a reasonable purchaser would consider material in deciding whether or not to acquire the Company.

All the foregoing Contracts, including all amendments or modifications thereto, all Real Estate Leases (as hereinafter defined) and all IP Licenses (as hereinafter defined) are sometimes collectively referred to as “Material Contracts.” The Company has furnished to the Purchaser true and correct copies of all Material Contracts (or reasonable descriptions of the material terms thereof, in the case of oral Contracts). Each written Material Contract sets forth the entire agreement and understanding between the Company and/or each Subsidiary and the other parties thereto, and each description of an oral Material Contract sets forth the material terms of such Material Contract. Each Material Contract is valid, binding and in full force and effect. There is no event or condition which has occurred or exists which constitutes or which, with or without notice, the happening of any event and/or the passage of time, could constitute a default or breach under any such Material Contract by the Company and/or any Subsidiary or, to the knowledge of the Seller and the Company, any other party thereto, or could cause the acceleration of any obligation or loss of any rights of any party thereto or give rise to any right of termination or cancellation thereof. Except as set forth on Schedule 3.9, all payments currently due under Material Contracts have been duly paid in accordance with the terms thereof, and the Company and the Seller have no knowledge that the parties to any Material Contract will not fulfill their obligations thereunder in all material respects. Except as set forth on Schedule 3.9, (x) the Transactions will not afford any other Party the right to terminate any Material Contract, and (y) none of the Material Contracts contains any “change of control” or other similar provisions triggered by the consummation of the Transactions. Prior to the Closing, all Contracts between the Company or any Subsidiary and Cavan or any Affiliate of Cavan shall have been terminated, except for those Contracts specifically identified as not so terminating on Schedule 3.9, and Cavan or such Affiliate, as the case may be, shall have fully released the Company and the Subsidiaries.

3.10. Real Property.

(a) Schedule 3.10(a) sets forth (i) a list of all of the material real property directly or indirectly owned by the Company and the Subsidiaries (collectively, “Company Property”), (ii) a legal description of all condominiums, undivided interests and other dwelling units that have been constructed on the Company Property (collectively, the “Dwelling Units”), as well as a list of all fractional or undivided ownership interests therein (the “Fractional Interests”), identifying which have been sold (the “Sold Inventory”), and (iii) a list of all real property leases, easements, licenses or similar possessory agreements pursuant to which the Company, any Subsidiary or any Association uses or occupies any real property (collectively, the “Real Estate Leases”). Schedule 3.10(a) sets forth all policies of title insurance (“Title Policies”) and the most recent commitment for the policy of title insurance required under Section 8.1(p) (“Title Commitments”) that have been issued to the Company or the Subsidiaries, as the case may be. The Title Policies are in full force and effect and, except as set forth on Schedule 3.10(a), no claim has been made under any such Title Policy, and, to the knowledge of the Seller and the Company, there is no current fact or information which would result in a claim or constitute a defense by the issuer of any such Title Policy or an exclusion from coverage. True and correct copies of all such Title Policies and the Title Commitment (together with copies of all documents referenced in the Title Commitment as exceptions to title) have been delivered by the Company to Purchaser. Except as specifically reflected or described on Schedule 3.10(a), no Association or Affiliate of the Company or any Subsidiary or any other Person owns, leases or has any other interest in the Real Property or any other property or asset (real, personal or mixed) used in the Business. The Real Property includes easements (which may be in common with others) to use and maintain the roadways lying within the Coconino Natural Forest and located within the gap between Unit II on the east and Units I and III on the west, and neither the Company nor any Subsidiary shall have any Losses with respect to the continuation of such easements.

(b) To the knowledge of the Seller and the Company, except as set forth in Schedule 3.10(b), there is no uninsured physical damage to any Company Property in excess of $50,000. To the knowledge of the Seller and the Company, except as set forth in Schedule 3.10(b): (i) all buildings and improvements located on the Real Property are in good operating condition and repair and are structurally sound and free of material defects, (ii) the Company Property complies in all material respects with all Legal Requirements and insurance company requirements. The Company has made available to the Purchaser true and complete copies of all engineering reports, inspection reports, maintenance plans and other documents relating to the condition of any Company Property prepared for the Company or otherwise in the Company’s or a Subsidiary’s possession.

(c) Except as set forth in Schedule 3.10(c), (i) no condemnation, eminent domain or rezoning proceedings are pending or, to the knowledge of the Seller and the Company, threatened with respect to any of the Company Properties; (ii) no road widening or change of grade of any road adjacent to any Company Property is underway or, to the knowledge of the Seller and the Company, has been proposed; (iii) there is no proposed change in the assessed value of any Company Property, other than changes that will occur as a result of the valuation and assessment of the Company Property under policies and procedures of Yavapai County, Arizona, existing from time to time, from and after the date of this Agreement; (iv) no special assessment has been made or, to the knowledge of the Seller and the Company, threatened against any Company Property; (v) no Company Property is subject to any “impact fee” or to any agreement with any Governmental or Regulatory Authority to pay for sewer extension, oversizing utilities, lighting or like expenses or charges for work or services by such Governmental or Regulatory Authority; and (vi) no building or development moratoria exists or is proposed.

(d) Except as set forth on Schedule 3.10(d), to the knowledge of the Seller and the Company, neither the Real Property nor the existing buildings and improvements owned by the Company and the Subsidiaries, and the operation and maintenance thereof as operated and maintained, contravene any Legal Requirements or violate any restrictive covenants or agreements in any material respect. All Dwelling Units in which Fractional Interests have been sold and for which certificates of occupancy have been obtained, are furnished for the present or intended use thereof with all improvements and furniture, fixtures and equipment therein in the operating condition required by the applicable Contracts to which the Company, the Subsidiaries or Association are parties and, to the knowledge of the Seller and the Company, are in the operating condition required under such Contracts. All sales of Fractional Interests and Lots made to date have complied with all Legal Requirements.

(e) Legal access to the Real Property is provided via a county road, which is a paved public road. Except as set forth on Schedule 3.10(e), the Real Property is served by electricity, telephone, water and sewer services, natural gas, television service and internet access (collectively, the “Utilities”) in such quantity and quality as are sufficient to satisfy the current normal business activities as conducted at such Company Property. All Utilities enter the Real

Property via public ways or via validly existing legal easements appurtenant to the Real Property. Neither the Company nor any Subsidiary has received any notice of any condition which would result in the discontinuation of existing electricity, telephone, water and sewer services, natural gas, television service and internet access to such Real Property which are necessary and required for the current or intended use and operation thereof. Except as provided on Schedule 3.10(e), all impact, tap, utility connection and similar fees have been completely and fully paid (i) with respect to all buildings now located on Company Property for which a certificate of occupancy has been issued, and (ii) to the extent required to be paid by the lessee, with respect to property improved with buildings and leased by the Company, any Subsidiary or any Association (“Leased Property” and, collectively with the Company Property, the “Real Property”).

(f) Except as set forth on Schedule 3.10(f), the legal descriptions for the parcels of Real Property contained in the deeds thereof (true and correct copies of which have been delivered to the Purchaser) describe such parcels fully and adequately; the buildings and improvements located on the Real Property (i) are located within the boundary lines of the described parcels of land, (ii) are not in violation of applicable setback requirements, local comprehensive plan provisions, zoning laws and ordinances (iii) are not subject to any “permitted non-conforming use” or “permitted non-conforming structure” classifications, (iv) do not encroach on any easement which may burden the land or on any other real property, and (v) are not located within any governmentally designated flood plain (such that a mortgagee would require a mortgagor to obtain flood insurance) or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained. In addition to the foregoing, except as set forth on Schedule 3.10(f), no buildings or improvements owned by third parties encroach upon the Real Property or any part thereof.

(g) The Seller is neither a disregarded entity nor a “foreign person” within the meaning of the United States tax laws and to which reference is made in Code Section 1445(b)(2) and the regulations thereunder. The Company and the Seller acknowledge and agree that the Purchaser shall be entitled to fully comply with Code Section 1445 and all related sections and regulations, as same may be modified and amended from time to time, and the Company, the Subsidiaries and the Seller shall act in accordance with all reasonable requirements of the Purchaser to effect such full compliance by the Purchaser.

(h) Except as set forth on Schedule 3.19(h), the Company and the Subsidiaries possess all material contractual rights and own all material assets necessary for the operation of the Business, including, but not limited to, all material licenses, regulatory permits, approvals and licenses, intellectual property, software and other personal property. To the knowledge of the Seller and the Company, no such license, permit, approval or other right will not be renewed in the Ordinary Course of Business. To the knowledge of the Seller and the Company, (i) the conduct of the Business currently proposed to be conducted will require the additional material contractual rights set forth on Schedule 3.10(h) and (ii) the Company and the Subsidiaries will be able to obtain such rights in the Ordinary Course of Business.

(i) The marketing, sale, franchising, offering for sale, rental, solicitation of purchasers and the financing of Fractional Interests sales by the Company and the Subsidiaries do not constitute the sale, or the offering for sale, of securities subject to the registration requirements of the Securities Act, or any other applicable securities laws and otherwise comply in all material respects with all applicable Legal Requirements. All marketing and sales activities are performed by employees or independent contractors of the Company or the Subsidiaries, all of whom are properly licensed in accordance with applicable Legal Requirements.

(j) Each Association has been duly formed, is validly existing and has a board of directors duly appointed by the Company or a Subsidiary or duly elected by the owners, in either case in accordance with the bylaws of such Association. Schedule 3.10(j) sets forth the following with respect to each Association: (i) a list of the applicable bylaws, member agreements, restrictive covenants or other applicable governing documents, (ii) a list of all Contracts that create any ongoing duties and obligations of the Association, the Company and any Subsidiary, (iii) a description of any uncompleted development, upgrade or other similar work required to be completed by the Company or any Subsidiary with respect to any Fractional Interest that has been sold, and (iv) the Person(s) responsible for managing the property. The financial obligations of the Company and its Subsidiaries to each such Association are current in all material respects. Correct and complete copies of the most recent audited financial statements and interim unaudited financial statements of each Association have been delivered to the Purchaser. Except as set forth on Schedule 3.10(j), to the knowledge of the Seller and the Company, (i) the 2006 and 2007 budgets established by each such Association are adequate to fund the projected 2006 and 2007 operating expenditures of such Association in all material respects, subject to payment by all owners, including the Company and its Subsidiaries, of the dues and assessments levied by the respective Association and (ii) the reserves for capital replacements maintained by each such Association, when supplemented by additional reserve contributions in future years as set forth in the reserve analysis delivered to the Purchaser by the Company prior to the date hereof, will be adequate to fund in all material respects the replacement of capital items owned by the Association over their anticipated useful lives. The Tax Returns of each Association have been timely filed (giving effect to all extensions) and are true, correct and complete in all material respects, and copies of such Tax Returns for the most recent tax year have been delivered to the Purchaser. All Taxes owed by each Association for or with respect to any taxable period or partial taxable period ending on or before the Closing Date, whether or not stated as due on such Tax Returns have been paid or will be timely paid by the Association.

(k) The Company has made available to the Purchaser each survey, study or report prepared by or for the Company or any Subsidiary.

(l) Schedule 3.10(l) sets forth a complete and accurate list of all Contracts existing made or entered into by the Company or any Subsidiary (i) to sell, mortgage, pledge or hypothecate any Company Property, (ii) to otherwise enter into a transaction in respect of the ownership or financing of any Company Property or (iii) to purchase or acquire an option, right of first refusal or similar right in respect of any real property. The Company has made available to the Purchaser a true and correct copy of each such Contract. With respect to the Contracts set forth on Schedule 3.10(l) and the Real Estate Leases, to the knowledge of the Seller and the Company, (i) there is no material breach or event of default on the part of the Company, any Subsidiary or Association or any other party thereto, and (ii) no event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of the Company, any Subsidiary, any Association or any other party thereto, has occurred and is continuing.

(m) Except set forth in Schedule 3.10(m), the Company and the Subsidiaries have the right to sell, assign, transfer, lease, and finance, without limitations, the Company Properties.

(n) Attached as Schedule 3.10(n) is a capital expenditure budget that describes the capital expenditures which the Company has budgeted for the period ending December 31, 2007. To the knowledge of the Seller and the Company: (i) the costs and the schedules set forth therein are reasonable estimates and projections, and (ii) there are no currently-existing facts or circumstances which would cause the Company to exceed the capital expenditure budget in the aggregate in any material respect.

(o) Schedule 3.10(o) contains a list of each property that is intended to be or is in the process of being developed or materially rehabilitated by the Company or any Subsidiary (“Development Properties”) and a brief description of the development or material rehabilitation intended by the Company or any Subsidiary to be carried out or completed therein (collectively, the “Projects”). Each Development Property is currently zoned for the lawful development thereon, without special permit or variance, subject to all design, development review, permitting and other Legal Requirements that are a condition to development or rehabilitation of such Development Property. The Company has obtained, or, to the knowledge of the Seller and the Company, will be able to obtain in the Ordinary Course of Business, all material licenses, permits, authorizations, franchises and certifications of Governmental or Regulatory Authority and non-governmental authorities required for the lawful development or rehabilitation thereon of such Project in accordance with the Company’s current plans. The Company has made available to the Purchaser all feasibility studies, soil tests, due diligence reports and other studies, tests or reports performed by or for the Company, or otherwise in the possession of the Company, which relate to the Development Properties.

(p) As of the date of this Agreement, certificates of occupancy have been issued for 19 Dwelling Units and the Company has sold 112 Fractional Interests and 211 Golf Memberships.

3.11. Personal Property. Except as set forth on Schedule 3.11, the Company and each Subsidiary has good title to or a valid leasehold or license interest in each material item of personal property used by it in the Business, free and clear of all Liens, other than (a) Liens securing Permitted Indebtedness, (b) such imperfections of title, easements, encumbrances, restrictions or Liens that do not materially detract from the value of such property or materially impair the current use by the Company or any Subsidiary of such property, (c) statutory Liens for ad valorem property Taxes not yet due and payable and (d) statutory Liens of landlords, carriers, warehousemen, mechanics and materialmen incurred in the Ordinary Course of Business for sums not yet due and payable. To the knowledge of the Seller and the Company, all material tangible assets of the Company and each Subsidiary are in good operating condition and repair, normal wear and tear excepted. The assets and properties of the Company and each Subsidiary include all assets and properties necessary for or currently used in the conduct of the Business, and are adequate to conduct the operations of the Company and the Subsidiaries as currently conducted, subject to the acquisition by the Company of furniture, fixtures and equipment required for Dwelling Units that have not yet been made available for occupancy by owners of Fractional Interests and for club facilities to be developed by the Company in accordance with its current plans. Schedule 3.11 sets forth a list of each piece of equipment leased by the Company or any Subsidiary that has an annual rent in excess of $10,000.

3.12. Intellectual Property.

(a) As used herein “Intellectual Property” means all intellectual property rights of every kind including all (i) trademarks, service marks, trade dress, trade names, logos and corporate names (in each case, whether registered or unregistered) and registrations and applications for registration thereof, (ii) computer software, data, data bases and documentation thereof, (iii) drawings, specifications, designs, plans, proposals, financial and marketing plans and customer and supplier lists and information, (iv) World Wide Web addresses and domain name registrations and (v) goodwill associated with any of the foregoing. As used herein “Company Intellectual Property” means any Intellectual Property in which the Company or any Subsidiary has rights, including Intellectual Property controlled, licensed, franchised, owned or used by the Company or any Subsidiary. Neither the Company nor any Subsidiary has any intellectual property rights with respect to any patents, patent applications, patent disclosures, inventions, copyrights (registered or unregistered) or registrations or applications for registration thereof, trade secrets or work of authorship (including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records, data or mask works).

(b) Schedule 3.12(b) hereto contains a complete and accurate list of all Company Intellectual Property included in clauses (i), (ii) and (iv) of the definition of Intellectual Property. Schedule 3.12(b) contains a complete and accurate list of all licenses, franchises and other rights granted by the Company or any Subsidiary to any Person with respect to any Company Intellectual Property that is owned by the Company and all licenses, franchises, and other rights granted by any Person to the Company or any Subsidiary with respect to any Company Intellectual Property (for this purpose, excluding so-called “off-the-shelf” products and “shrink wrap” software licensed to the Company or any Subsidiary in the Ordinary Course of Business and easily obtainable without material expense) identifying the subject Company Intellectual Property (collectively, the “IP Licenses”). Neither the Company nor any Subsidiary is required to pay any royalties or other compensation to any third parties in respect of its ownership or use of any Company Intellectual Property, other than payments in the Ordinary Course of Business for so-called “off-the-shelf” products or “shrink wrap” software.

(c) The Company and each Subsidiary owns or possesses sufficient legal rights to use all material Intellectual Property currently being used in the Business. To the knowledge of the Seller and the Company, neither the Company nor any Subsidiary has violated or infringed, is violating or infringing or, by conducting the Business, could violate or infringe any Intellectual Property of any other Person, and the Seller and the Company have no knowledge of any violation or infringement by any Person of any Company Intellectual Property. None of the Company or any Subsidiary has received any notice from any Person claiming any violation or infringement of a Person’s Intellectual Property rights.

(d) The Company has registered the name “Seven Canyons” and the World Wide Web address and domain name www.sevencanyons.com as described on Schedule 3.12(d). Each material item of Company Intellectual Property owned by the Company or its Subsidiaries is valid and subsisting. To the extent required to maintain any existing registration of Company Intellectual Property, (a) all registration, maintenance and renewal fees in connection with such Company Intellectual Property due to Governmental or Regulatory Authorities or to other Persons have been paid, and (b) all documents and certificates in connection with such Company Intellectual Property required to be filed for the purposes of maintaining an existing registration of Company Intellectual Property have been filed with the relevant authorities in the United States. There is no threatened or reasonably foreseeable loss or expiration of any material Company Intellectual Property.

(e) The Company and each Subsidiary’s rights in and to its Company Intellectual Property are free and clear of all Liens, other than Liens securing Permitted Indebtedness.

3.13. Receivables. The accounts receivable owned by the Company and the Subsidiaries are valid, genuine and existing, subject to any reserve set forth in the Balance Sheet (which reserves have been determined in accordance with GAAP). Except as set forth in Schedule 3.13, all accounts receivable of the Company and the Subsidiaries are owned free and clear of all Liens other than Liens securing Permitted Indebtedness. All such accounts receivable arise out of bona fide transactions in the Ordinary Course of Business and are not subject to defenses, set-offs or counterclaims. Neither the Company nor any Subsidiary has extended any financing to any Person in connection with the sale of real estate or interests in real estate or otherwise. For clarity, it is understood by the Purchaser that this representation is not a guarantee as to the collectibility of any of the Company’s or any Subsidiaries’ receivables.

3.14. Information. None of the information supplied or to be supplied by the Company, the Subsidiaries or the Seller pursuant to Section 5.14 for inclusion in the proxy statement (the “Proxy Statement”) to be distributed by the Purchaser to its stockholders in connection with the special meeting of the Purchaser to be held to seek approval of this Agreement and the Transactions (the “Purchaser Stockholder Meeting”) will, at the date such information is provided to the Purchaser contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will promptly advise the Purchaser if any information supplied by the Company, the Subsidiaries or the Seller pursuant to Section 5.14 ceases to be accurate in any material respect.

3.15. Warranty Claims. Except as set forth on Schedule 3.15, there are not pending, nor are there, to the knowledge of the Seller and the Company, threatened, any material claims against the Company or any Subsidiary alleging any defects in the Company’s or any Subsidiary’s services, real estate interests or products, or alleging any failure of the products, real estate interests or services of the Company or any Subsidiary to meet applicable specifications, warranties or contractual commitments.

3.16. Business Relationships. To the knowledge of the Seller and the Company, all suppliers, vendors and service providers which are material to the Company or any Subsidiary will continue after the Closing to sell the products and provide the services to the Company and its Subsidiaries currently sold and provided by them. The Company’s and its Subsidiaries’ relationships with such suppliers, vendors and service providers are satisfactory commercial working relationships. Except as set forth on Schedule 3.16, during the 18 months preceding the date of this Agreement, no significant supplier, vendor or service provider (i) has terminated or, to the knowledge of the Seller and the Company, threatened to terminate, its relationship with the Company or any Subsidiary, (ii) has decreased or limited materially or, to the knowledge of the Seller and the Company, threatened to decrease or limit materially, the services, supplies or materials supplied to the Company or any Subsidiary, or (iii) has materially changed, or, to the knowledge of the Seller and the Company, threatened to materially change, its business relationship with the Company or any Subsidiary.

3.17. Regulatory and Legal Compliance.

(a) Except as set forth on Schedule 3.17(a), (i) the Company and each Subsidiary is and has been in compliance in all material respects with all applicable Legal Requirements, and (ii) since January 1, 2002, neither the Company nor any Subsidiary has received any notice from any Governmental or Regulatory Authority or any other Person of any alleged violation or noncompliance.

(b) Except as set forth on Schedule 3.17(b), (i) neither the Company nor any Subsidiary nor any of any of their respective properties is a party to or is subject to any order, decree, Contract, memorandum of understanding or similar arrangement with any Governmental or Regulatory Authority, or is subject to any order or directive specifically naming or referring to the Company or any Subsidiary by any Governmental or Regulatory Authority which is currently in effect and restricts in any material respect the conduct of the Business, and (ii) neither the Company nor any Subsidiary has received written notification from any such Governmental or Regulatory Authority that the Company or any Subsidiary may be requested to enter into, or otherwise be subject to, any such written Contract, memorandum of understanding, cease and desist order or any other similar order or directive.

3.18. Licenses and Permits. Schedule 3.18 sets forth all licenses, permits, authorizations, franchises and certifications of Governmental or Regulatory Authority and non-governmental authorities held by the Company and each Subsidiary which are material to the Company, any Subsidiary or the Business. The Company and each Subsidiary is and has been in compliance in all material respects with all such licenses, permits, authorizations, franchises and certifications, all of which are in full force and effect and, subject to receipt of the Required Consents, will be in full force and effect immediately after giving effect to the Transactions. There are no other material licenses, permits, authorizations, franchises or certifications that the Company or any Subsidiary is required to obtain or which, in good industry practice, the Company or any Subsidiary should hold for the conduct of the Business as currently conducted. Except as set forth on Schedule 3.18, to the knowledge of the Seller and the Company, there is no threatened suspension, revocation, non-renewal or invalidation of any such licenses, permits, authorizations, franchises or certifications, or any basis therefor. To the extent that the conduct of the Business currently proposed to be conducted requires additional licenses, permits, authorizations, franchises or certifications, the Company and the Subsidiaries will, to the knowledge of the Seller and the Company, be able to obtain such rights in the Ordinary Course of Business.

3.19. Tax Matters.

(a) Definitions. For purposes of this Agreement, the following definitions shall apply:

(i) “Tax” or “Taxes” means all taxes, charges, fees, levies, penalties, additions or other assessments imposed by any foreign, federal, state, county or local taxing authority, including, but not limited to, income, excise, property, sales, use, transfer, franchise, payroll, withholding, value added, social security, transaction privilege or other taxes, including any interest, penalties or additions attributable thereto.

(ii) “Tax Returns” means all reports, declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes and any schedules attached to or amendments of (including refund claims with respect to) any of the foregoing.

(b) Except as set forth on Schedule 3.19(b) hereto: (i) all Tax Returns required to be filed by or on behalf of the Company or any of the Subsidiaries have been duly filed on a timely basis (giving effect to all extensions), and all Tax Returns required to be filed by the Seller in respect of the income, assets or other items relating to the Company or any Subsidiary have been filed on a timely basis; (ii) such Tax Returns are true, complete and correct; (iii) all Taxes due and payable by the Seller or its direct or indirect owners (in respect of the income, assets or other items relating to the Company or any Subsidiary) for or with respect to any taxable period or partial taxable period ending on or before the Closing Date, whether or not stated as due on such Tax Returns, have been paid or will be timely paid by the Seller or its direct or indirect owners; (iv) all Taxes due and payable by the Company or the Subsidiaries for or with respect to any taxable period ending on or before the Closing Date, whether or not stated as due on such Tax Returns, have been or will be timely paid by the Seller; (v) all Taxes measured by net income of the Company or any Subsidiary due and payable for or with respect to any taxable period or partial taxable period ending on or before the Closing Date, whether or not stated as due on such Tax Returns, if not paid by the Company or the Subsidiaries, will be timely paid by the Seller; (vi) all other Taxes owed by the Company or the Subsidiaries that are due prior to the Closing, whether or not stated as due on such Tax Returns, have been paid or will be paid by the Company or the Subsidiaries, respectively, on or before the due date; (vii) the Purchaser has been supplied with true and complete copies of each Tax Return filed by the Company or by any of the Subsidiaries, including each franchise or excise Tax Return based on income filed for the last three taxable years; (viii) neither the Company nor any Subsidiary (A) has ever been audited or received notice of initiation thereof by any governmental taxing authority for which the statute of limitations for assessment of Taxes remains open, (B) has ever extended any applicable statute of limitations regarding Taxes for which the statute of limitations for assessment of Taxes remains open, (C) is liable, contractually or otherwise, for the Taxes of any other Person (other than withholding Taxes arising in the Ordinary Course of Business), (D) is a “consenting corporation” under Section 341(f) of the Internal Revenue Code of 1986, as amended (the “Code”), (E) has agreed to or is required to make any adjustment under Code Section 481(a) or 263A, (F) has ever made any payments, is obligated to make any payments, or is a party to any Contract that under certain circumstances could obligate it to make any payments that may not be deductible under Section 280G of the Code, (G) is a party to any allocation or sharing agreement with respect to Taxes, (H) has ever participated in the filing of any consolidated, combined or unitary Tax Return, (I) is currently the beneficiary of any extension of time within which to file any Tax Return which remains unfiled, and (J) has received notice of any claim by any authority in any jurisdiction where it does not file Tax Returns that it (or the Seller) is or may be subject to any Taxes or future taxation in such jurisdiction; (ix) all Taxes which the Company and each Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and, to the extent required, paid to the proper Governmental or Regulatory Authority; and (x) the Seller and each Subsidiary that is a corporation is a “United States person” as such term is used in Code Section 1445.

(c) The Tax Return workpapers of the Company and its Subsidiaries and other Tax related information have been made available for inspection by the Purchaser at the Company’s office.

(d) Neither the Company nor any Subsidiary is a party to any joint venture, partnership or Contract that could be treated as a partnership for federal income tax purposes.

(e) There are (and immediately following the Closing there will be) no Liens on the assets of the Company or any Subsidiary relating to or attributable to Taxes other than Liens for ad valorem property Taxes not yet due and payable. There is no basis for the assertion of any claim relating to or attributable to Taxes that, if adversely determined, would result in any Lien on the assets of the Company or any Subsidiary.

(f) Neither the Company nor any Subsidiary has filed any consent under Section 341(f) of the Code or agreed to have Section 341(f) of the Code apply to any disposition of any Section (f) asset (as defined in Section 341(f)(2) of the Code).

(g) Neither the Company nor any Subsidiary has been, at any time, a “United States Real Property Holding Corporation” within the meaning of Section 897(c)(2) of the Code.

(h) Neither the Company nor any Subsidiary has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in connection with the transactions contemplated by this Agreement.

(i) Neither the Company nor any Subsidiary has engaged in a transaction that is the same or substantially similar to one of the types of transactions that the Internal Revenue Service has determined to be a Tax avoidance transaction and identified by notice, regulation, or other form of published guidance as a listed transaction, as set forth in Treasury Regulation Section 1.6011-4(b)(2).

(j) Each of the Company and the Subsidiaries is and has at all times been resident for Tax purposes in its place of incorporation or formation and is not and has not at any time been treated as resident in any other jurisdiction for any Tax purpose (including any double taxation arrangement). Neither the Company nor any Subsidiary is subject to Tax in any jurisdiction other than its place of incorporation or formation by virtue of having a permanent establishment or other place of business or by virtue of having a source of income in that jurisdiction, except for income earned from services for which any income Tax is satisfied through withholding. Neither the Company nor any Subsidiary is liable for any Tax as the agent of any other Person or business and does not constitute a permanent establishment or other place of business of any other Person for any Tax purpose.

(k) Neither the Company nor any Subsidiary is required to include any income or gain or exclude any deduction or loss from taxable income as a result of any change in method of accounting under Section 481(c) of the Code, closing agreement under Section 7121 of the Code, deferred intercompany gain or excess loss under Treasury Regulations under Section 1502 of the Code (or, in each case, under any similar provision of applicable law).

(l) There is no Contract to which the Company or any Subsidiary is a party, including the provisions of this Agreement, covering any employee that, individually or collectively could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

(m) Neither the Company nor any Subsidiary is a party to any nonqualified deferred compensation plan that fails to meet the requirements of Section 409A(a)(2), (3) and (4) of the Code or is not operated in accordance with such requirements.

(n) As of the Closing, the ability of the Company and each Subsidiary to use its net operating loss and other carryforwards will not have been adversely affected by Sections 382, 383 or 384 of the Code (other than as a result of the Transactions).

(o) Set forth on Schedule 3.19(o) hereto is the characterization for federal income tax purposes of the Company and each of the Subsidiaries.

3.20. Litigation. Except as set forth on Schedule 3.20, no action, arbitration, unsatisfied judgment, suit, proceeding or investigation is pending or, to the knowledge of the Seller and the Company, threatened (a) against the Company and any Subsidiary or the Seller or, to the knowledge of the Seller and the Company, against any stockholder, member, officer, director, manager or employee of the Company or any Subsidiary in relation to the affairs of the Company or any Subsidiary or (b) that relates to any Project, any Real Property or to the Transactions. In addition, Schedule 3.20 sets forth all settlements and judgments since January 1, 2002 of matters that would otherwise be disclosed pursuant to the immediately preceding sentence. Except as set forth on Schedule 3.20, (i) the matters disclosed on such Schedule will be covered by the Company’s insurance policies and (ii) none of the Company, any Subsidiary or the Seller is currently planning to initiate any action, suit, or proceeding before any court, arbitrator or Governmental or Regulatory Authority.

3.21. Employees and Compensation.

(a) The Company and each Subsidiary is in compliance in all material respects with all applicable Legal Requirements respecting employment and employment practices in the jurisdictions within which they operate including, without limitation, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act of 1990, as amended, ERISA (as hereinafter defined), and state fair employment practices laws. The Company and each Subsidiary has properly classified all Persons who have performed or perform services for the Company or any Subsidiary as employees or independent contractors, as applicable.

(b) Except as set forth on Schedule 3.21(b), neither the Company’s nor any Subsidiary’s employees are represented by a union, and there is no labor strike, dispute, arbitration, grievance, slowdown, stoppage, organizational effort, dispute or proceeding by or with any employee or former employee of the Company or any Subsidiary or any labor union pending or, to the knowledge of the Seller and the Company, threatened against the Company or any Subsidiary.

(c) There are no employment or consulting contracts or arrangements (other than those terminable at will without liability to the Company) with any employees or consultants of the Company or any Subsidiary other than as described on Schedule 3.9. Schedule 3.21(c) sets forth a complete list of all employees of and consultants to the Company and each Subsidiary, with annual compensation in excess of $50,000, showing date of hire, hourly rate or salary or other basis of compensation, other benefits accrued as of a recent date and job function. To the knowledge of the Seller and the Company, no Person set forth on Schedule 3.21(c) intends to terminate his or her employment with the Company (or Administaff) or any Subsidiary. For clarity, as used in this Section 3.21(c), “consultants” refers to independent contractors providing services to the Company or its Subsidiaries on a regular and substantially continuous basis in a manner comparable to services provided by employees, and “consulting contracts” refers to Contracts with such consultants.

3.22. ERISA; Compensation and Benefit Plans.

(a) Schedule 3.22(a) sets forth all material employee compensation and benefit plans, agreements, commitments, practices or arrangements of any type (including, but not limited to, plans described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) offered, maintained or contributed to by the Company or any Subsidiary for the benefit of current or former employees or directors of the Company or any Subsidiary, or with respect to which the Company or any Subsidiary has or may have any liability, whether direct or indirect, actual or contingent (including, but not limited to, liabilities arising from affiliation under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA) (collectively, the “Benefit Plans”), and includes a written description of the material terms of all oral Benefit Plans. There are no material employee compensation or benefit plans, agreements, commitments, practices or arrangements of any type providing benefits to employees or directors of the Company or any Subsidiary, or with respect to which the Company or any Subsidiary may have any liability, other than the Benefit Plans.

(b) With respect to each Benefit Plan, the Company and each Subsidiary has delivered to the Purchaser true and complete copies of: (i) any and all plan texts and agreements (including, but not limited to, trust agreements, insurance contracts and investment management agreements); (ii) any and all material employee communications (including all summary plan descriptions and material modifications thereto); (iii) the two most recent annual reports, if applicable; (iv) the most recent annual and periodic accounting of plan assets, if applicable; (v) the most recent determination letter received from the Internal Revenue Service (the “Service”), if applicable; and (vi) in the case of any unfunded or self-insured plan or arrangement, a current estimate of accrued and anticipated liabilities thereunder.

(c) With respect to each Benefit Plan: (i) if intended to qualify under Section 401(a) of the Code, such plan so qualifies, and its trust is exempt from taxation under Section 501(a) of the Code; (ii) such plan has been administered and enforced in accordance with its terms and all applicable Legal Requirements in all material respects; (iii) no breach of fiduciary duty has occurred with respect to which the Company or any Subsidiary or any Benefit Plan may be liable or otherwise damaged in any material respect; (iv) no material disputes nor any audits or investigations by any Governmental or Regulatory Authority are pending or, to the knowledge of the Seller and the Company, threatened; (v) no “prohibited transaction” (within the meaning of either Section 4975(c) of the Code or Section 406 of ERISA) has occurred with respect to which the Company or any Subsidiary or any Benefit Plan may be liable or otherwise damaged in any material respect; (vi) all contributions, premiums, and other payment obligations of the Company or any Subsidiary under any Benefit Plans have been accrued on the consolidated financial statements of the Company in accordance with GAAP, and, to the extent due, have been made on a timely basis, in all material respects; (vii) all contributions or benefit payments made or required to be made under such plan meet the requirements for deductibility under the Code; (viii) subject to any applicable Legal Requirement, the Company and each Subsidiary has expressly reserved in itself the right to amend, modify or terminate such plan, or any portion of it, at any time without liability to itself; and (ix) no such Benefit Plan requires the Company or any Subsidiary to continue to employ any employee or director.

(d) No Benefit Plan is, or has ever been, subject to Title IV of ERISA.

(e) With respect to each Benefit Plan which provides welfare benefits of the type described in Section 3(1) of ERISA: (i) no such plan provides medical or death benefits with respect to current or former employees or directors of the Company or any Subsidiary beyond their termination of employment, other than coverage mandated by Sections 601-608 of ERISA and 4980B(f) of the Code, (ii) each such plan has been administered in compliance with Sections 601-609 of ERISA and 4980B(f) of the Code; (iii) no such plan is or is provided through a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA; and (iv) no such plan has reserves, assets, surpluses or prepaid premiums.

(f) The consummation of the Transactions contemplated by this Agreement will not (i) entitle any individual to severance pay, (ii) accelerate the time of payment or vesting under any Benefit Plan, or (iii) increase the amount of compensation or benefits due to any individual.

3.23. Environmental Matters. Except as set forth on Schedule 3.23, (i) to the knowledge of the Seller and the Company, none of the business of the Company or any Subsidiary, or the operation thereof, or any condition or circumstance at any property, asset, improvement, fixture or equipment owned or leased by the Company or any Subsidiary violates in any material respect any applicable Legal Requirement relating to public or worker health and safety, the protection, management, regulation or clean-up of the indoor or outdoor environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous or toxic materials, substances, wastes, pollutants and contaminants, including, without limitation, asbestos, petroleum (whether crude oil or any refined or altered products), radon, mold, urea formaldehyde, lead-based paint, and polychlorinated biphenyls (collectively, “Environmental Laws”); (ii) to the knowledge of the Seller and the Company, no condition, circumstance or event exists or has occurred that, with notice or the passage of time or both, would constitute such a violation of any Environmental Law or that could reasonably be expected to result in material liability to the Company or any Subsidiary; (iii) the Company and each Subsidiary is in possession of all material licenses, consents, permits, authorizations, franchises and certifications required under any applicable Environmental Law (“Environmental Permits”) for its operations and the Company and each Subsidiary has been and is in compliance in all material respects with all the requirements and limitations included in such Environmental Permits; (iv) none of the Company or its Subsidiaries has handled, disposed of, released, transported, stored or used any materials, products, pollutants, contaminants, hazardous or toxic wastes, substances or other materials regulated by or subject to any Environmental Law (collectively, the “Hazardous Substances”) on or at any of its property in a manner that could reasonably be expected to result in material liability to the Company or any Subsidiary under any Environmental Law; (v) to the knowledge of the Seller and the Company, (A) no Person (other than the Company and its Subsidiaries) is violating, or has violated, any Environmental Law applicable to the Business, or to any property, assets, improvement, fixture or equipment owned, leased or operated by the Company or any Subsidiary, and (B) no such Person has failed to obtain any Environmental Permits respecting any property, asset, improvement, fixture or equipment necessary to the Company or any Subsidiary in the conduct of the Business; (vi) none of the Company or any Subsidiary has received any notice, suit or claim from any authority or any private person or entity alleging that the Company or any Subsidiary or the operation of any of their respective properties is in violation in any material respect of any Environmental Law or any Environmental Permit or that is responsible (or potentially responsible) for the cleanup of any Hazardous Substances at, on or beneath any of the properties (including ground water) of the Company or any Subsidiary, or at, on or beneath any land adjacent thereto (including ground water) or in connection with any other site that could reasonably be expected to result in material liability to the Company or any of Subsidiary; (vii) none of the Company or its Subsidiaries has buried, dumped, disposed, spilled or actively or passively released any material quantity or amount of Hazardous Substances on, beneath or adjacent to any of its property or any other property (including ground water); (viii)  each of the Company and the Subsidiaries has timely filed all material reports required to be filed with respect to all of its property, assets, improvements, fixtures and equipment and has generated and maintained all material required data, documentation and records required under all applicable Environmental Laws; (ix) to the knowledge of the Seller and the Company, there are no underground storage tanks, including any piping at, on or beneath any property used by the Company or any Subsidiary for any purpose; and (x) to the knowledge of the Seller and the Company, there are no conditions, circumstances or events respecting any property, assets, improvement, fixture or equipment owned or operated by any Person other than the Company or any Subsidiary that could reasonably be expected to give rise to a Material Adverse Effect under any Environmental Law. All of the foregoing representation and warranties contained in clauses (i) through (x), inclusive, concerning properties, assets, improvements, fixtures and equipment of the Company or any Subsidiary shall be deemed to include all current and former properties, assets, improvements, fixtures and equipment of the Company or its Subsidiaries.

3.24. Insurance. Schedule 3.24 sets forth all insurance policies under which the Company or any Subsidiary is insured, the name of the insurer of each policy, the type of policy provided by such insurer and the amount, scope and period covered thereby. Such insurance policies are valid and in full force and effect but will terminate at the Closing as a result of the Transactions. All premiums due under such policies have been paid, no default exists thereunder and, with respect to any material claims made under such policies, no insurer has made any “reservation of rights” or refused to cover all or any portion of such claims. There is no material claim by the Company or any Subsidiary pending under any insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies. Except as set forth on Schedule 3.24, neither the Company nor any Subsidiary has received any notice of any proposed material increase in the premiums payable for coverage, or proposed reduction in the scope (or discontinuation) of coverage, under any of such insurance policies. Except as set forth on Schedule 3.24, no insurance policy or policies under which the Company or any Subsidiary is or was insured have been cancelled within the last three years. Schedule 3.24 lists all claims made under insurance policies by the Company or any Subsidiary since January 1, 2003. Schedule 3.24 also lists all outstanding bonds and other surety arrangements issued or entered into by the Company or any Subsidiary.

3.25. Affiliate Transactions. Except as set forth on Schedule 3.25, (a) neither the Company nor any Subsidiary is a party to any Contract with, or indebted, either directly or indirectly, to any of its officers, directors, managers, members or equityholders, or any of their respective relatives or Affiliates, and (b) none of such Persons is indebted to, or is owed any money by, the Company or any Subsidiary or has any direct or indirect ownership interest in, or any contractual or business relationship with, any Person with which the Company or any Subsidiary is or was Affiliated or with which the Company or any Subsidiary has a business relationship, or any Person which, directly or indirectly, competes with the Company or any Subsidiary. As used herein, “Affiliate” has the meaning ascribed to it in Rule 405 promulgated under the Securities Act.

3.26. Absence of Undisclosed Liabilities. Except as set forth on Schedule 3.26 and except for (a) liabilities or obligations reflected on the Balance Sheet or specifically disclosed in the footnotes thereto and current liabilities incurred in the Ordinary Course of Business since the Balance Sheet Date, and (b) obligations of future performance under Contracts set forth on a Schedule hereto and under other Contracts entered into in the Ordinary Course of Business in accordance with this Agreement which are not required to be listed on a Schedule hereto, as of the Closing Date, none of the Company or any of its Subsidiaries will have any material liabilities or obligations, whether absolute, accrued, contingent or otherwise, and whether due or to become due.

3.27. Banking Relationships. Schedule 3.27 hereto accurately describes all arrangements that the Company or any Subsidiary has with any banking or other financial institution, indicating with respect to each such arrangement the type of arrangement maintained and the person(s) authorized in respect thereof. Neither the Company nor any Subsidiary has any outstanding powers of attorney of any nature. Except as set forth in Schedule 3.27, neither the Company nor any Subsidiary has any obligation or liability (whether actual, accrued, accruing, contingent or otherwise) as guarantor, surety, co-signor, endorser, co-maker, indemnitor or otherwise) in respect of the obligation of any Person, except as endorser or maker of checks in the Ordinary Course of Business.

3.28. Brokers. Except as set forth on Schedule 3.28, no finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Seller, the Company or any Subsidiary in connection with the negotiation or consummation of this Agreement or the Transactions and no such Person is entitled to any fee, payment, commission or other consideration in connection therewith as a result of any arrangement made by any of them. The fees and expenses of the Persons specified on Schedule 3.28 shall be paid in accordance with Section 1.2 above.

3.29. Disclosure. The representations and warranties of the Company and the Seller contained in this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein not misleading.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Seller that each of the statements contained in this Article 4 is true and correct and will be true and correct as of the Closing Date:

4.1. Organization and Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to obtaining the Purchaser Stockholder Approval (as hereinafter defined), has the full power and authority and has taken all required action on its part necessary to permit it to execute and deliver and to carry out the terms of this Agreement and the other agreements, instruments and documents of the Purchaser contemplated hereby and to perform its obligations hereunder and thereunder and such execution, delivery and performance have been duly and validly authorized by all requisite corporate action (other than the Purchaser Stockholder Approval) on the part of the Purchaser.

4.2. No-Conflict. Except for the Purchaser Stockholder Approval, no material consent, order, approval, authorization, declaration or filing with or from any Governmental or Regulatory Authority or a party to any Contract to which the Purchaser is a party is required on the part of the Purchaser for or in connection with the execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby or the consummation of the Transactions by the Purchaser. Subject to the receipt of the Purchaser Stockholder Approval, the execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby by the Purchaser will not result in any violation of, be in conflict with, or constitute a default under, or cause the acceleration of any obligations or loss of any right under, any Legal Requirement, Contract, instrument, charter, by-laws, operating agreement, partnership agreement, organizational document, authorization, franchise, certification, order, writ, injunction, judgment, permit or license or decree of any Governmental or Regulatory Authority or of any arbitration award to which the Purchaser is a party or by which the Purchaser is bound. “Purchaser Stockholder Approval” shall mean the approval and adoption of this Agreement and the Transactions and of an amendment of the Purchaser’s amended and restated certificate of incorporation by the Purchaser’s stockholders (including having the holders of less than 20% of the Purchaser’s common stock issued in the Purchaser’s initial public offering (other than shares held by holders who were holders of other shares of the Purchaser’s capital stock prior to such initial public offering) exercise their conversion rights) in accordance with the Purchaser’s amended and restated certificate of incorporation.

4.3. Validity and Enforceability. This Agreement is, and each of the other agreements, documents and instruments contemplated hereby to which the Purchaser is a party shall be when executed and delivered by the Purchaser, the valid and binding obligations of the Purchaser enforceable in accordance with its terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, fraudulent conveyance, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

4.4. Brokers. Except as set forth on Schedule 4.4, no finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Purchaser or any Subsidiary in connection with the negotiation or consummation of this Agreement or the Transactions and no such Person is entitled to any fee, payment, commission or other consideration in connection therewith as a result of any arrangement made by any of them. The Purchaser shall be solely responsible for the fees and expenses of the Persons specified on Schedule 4.4, at no cost to the Seller or the Company.

4.5. Reports and Financial Statements.

(a) The Purchaser has previously furnished or made available to the Company complete and accurate copies, as amended or supplemented, of the Purchaser Reports (as hereinafter defined). The Purchaser Reports constitute all of the documents required to be filed by the Purchaser under the Exchange Act with the SEC from January 1, 2006 through the date of this Agreement. The Purchaser Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Purchaser Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The “Purchaser Reports” means (a) the Purchaser’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC, and (b) all other reports filed by the Purchaser under the Exchange Act with the SEC since January 1, 2006.

(b) Except as set forth on Schedule 4.5(b), each of the consolidated balance sheets included in or incorporated by reference into the Purchaser Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of the Purchaser as of its date and each of the consolidated statements of operations, cash flows and stockholders’ equity included in or incorporated by reference into the Purchaser Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, cash flows or changes in stockholders’ equity, as the case may be, of the Purchaser for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as noted therein and, in the case of unaudited statements, except for the omission of footnotes and normal year-end audit adjustments which are not, individually or in the aggregate, material. There are no obligations or liabilities of any nature, whether accrued, absolute, contingent or otherwise, of the Purchaser, other than those liabilities and obligations (i) that are disclosed or otherwise reflected or reserved for in the financial statements and the notes thereto included in the Purchaser Reports (the “Purchaser Financial Statements”), provided that such liabilities are reasonably apparent on the face of the Purchaser Financial Statements, (ii) that are not required under GAAP to be disclosed, reflected or reserved for in the Purchaser Financial Statements, (iii) that have been incurred in the ordinary course of business since June 30, 2006, (iv) related to expenses associated with the Transactions, or (v) that have not had and would not reasonably be expected to have a material adverse effect on Purchaser, its business, assets or financial condition.

(c) Based on the evaluation of its controls and procedures conducted in connection with the preparation and filing of the Purchaser’s most recent Quarterly Report on Form 10-Q, the Purchaser has no knowledge of (i) any significant deficiencies or material weaknesses in the design or operation of the Purchaser’s internal control over financial reporting that are likely to adversely affect the Purchaser’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Purchaser’s internal control over financial reporting.

4.6. Investment Representations. The Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act. The Purchaser understands that the sale of the Securities has not been registered under the Securities Act or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Seller on such exemptions is predicated upon the accuracy of the Purchaser’s representations and warranties in this Agreement. The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Seller in a transaction not involving a public offering, and that, under such laws and applicable regulations, such Securities may be transferred or resold without registration under the Securities Act only in certain limited circumstances. The Purchaser will observe and comply with the Securities Act and the rules and regulations thereunder, as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Securities or any part thereof. The Purchaser is acquiring the Securities for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Securities in violation of the Securities Act, any rule or regulation under the Securities Act, or any state securities laws.

4.7. Litigation. No action, arbitration, unsatisfied judgment, suit, proceeding or investigation is pending or, to the Purchaser’s knowledge, threatened against the Purchaser or, to the Purchaser’s knowledge, against any stockholder, member, officer, director, manager or employee of the Purchaser which, if determined adversely, could reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

4.8. Sufficient Funds. The Purchaser will have available at the Closing sufficient funds available to pay the Cash Consideration and to perform its other obligations pursuant to this Agreement.

4.9. Purchaser Common Stock. Subject to the Purchaser Stockholder Approval, the Purchaser has reserved and will reserve sufficient shares of Purchaser Common Stock to issue upon conversion of the Convertible Notes. The Purchaser Common Stock issuable upon conversion of the Convertible Notes, when so issued, will (a) be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights granted by the Purchaser, (b) not be issued in violation of the terms of any Contract to which the Purchaser is a party, and (c) be issued in compliance with the amended and restated certificate of incorporation and by-laws of the Purchaser and all applicable Legal Requirements.

4.10. Disclosure. The representations and warranties of the Purchaser contained in this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

ARTICLE 5
COVENANTS OF THE COMPANY AND THE SELLER

5.1. Conduct of the Business.

(a) The Company will, and the Company and the Seller will cause each Subsidiary to, comply with the following covenants prior to the Closing, unless otherwise approved in writing by the Purchaser:

(i) maintain its legal existence;

(ii) use all reasonable efforts to preserve the Business and its business organization intact, retain its licenses, permits, authorizations, franchises and certifications, and preserve the existing contracts and goodwill of its customers, suppliers, vendors, service providers, officers, employees, independent contractors and others having business relations with it;

(iii) conduct its business only in the Ordinary Course of Business (including without limitation construction of improvements to the Company Property, sales of lots, Fractional Interests and Golf Memberships, the payment of payables and capital expenditures) and in compliance in all material respects with all applicable Legal Requirements;

(iv) have in effect and maintain at all times all insurance of the kinds, in the amounts and with the insurers as is presently in effect or equivalent insurance and assist the Purchaser in arranging the insurance contemplated in Section 8.1(u);

(v) maintain its books, accounts and records in its usual, regular and ordinary manner;

(vi) confer with representatives of the Purchaser to report material operational matters and the status of ongoing operations upon reasonable advance notice by the Purchaser;

(vii) use commercially reasonable efforts to obtain all Required Consents;

(viii) prepare and timely file all Tax Returns required to be filed by it and pay all Taxes when due; and

(ix) use all reasonable efforts to operate in such a manner as to assure that the representations and warranties of the Company and the Seller set forth in this Agreement will be true and correct in all material respects as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date, taking into account construction of improvements to the Company Property, sales of lots, Fractional Interests and Golf Memberships, the payment of payables and capital expenditures, all in the Ordinary Course of Business.

(b) The Company will not, and the Company and the Seller will not permit any Subsidiary to, do any of the following prior to Closing, unless otherwise approved in writing by the Purchaser, which approval shall not be unreasonably withheld:

(i) change its method of management or operations in any material respect;

(ii) sell, lease, pledge, encumber, dispose of or license any assets or properties or make any commitment to do so, other than in the Ordinary Course of Business;

(iii) incur or commit to incur any material Indebtedness or renew or refinance or commit to incur any material Indebtedness or renew or refinance or commit to renew or refinance any Outstanding Indebtedness or assume, guarantee or endorse or otherwise become responsible for the obligation of any other Person, or subject any of its properties or assets to any Lien (any Indebtedness approved by the prior written consent of the Purchaser, together with the Outstanding Indebtedness, is referred to herein as “Permitted Indebtedness”);

(iv) make any loans or advances, other than (i) deposits or advances in connection with construction of improvements to, or the acquisition of furniture, fixtures or equipment for, the Project(s) in the Ordinary Course of Business, or (ii) extensions of credit to members of the golf club operated by the Company, each of (i) and (ii) in the Ordinary Course of Business and in compliance with applicable Legal Requirements or the requirements of any Material Contract and other than travel and similar advances to employees of the Company and the Subsidiaries in the Ordinary Course of Business;

(v) modify, amend, cancel or terminate any Material Contract;

(vi) make any change in the compensation paid or payable to any officer, director, manager, employee, agent, representative, independent contractor or consultant as shown or required to be shown on Schedule 3.21, or pay or agree to pay any bonus or similar payment (other than establishing compensation for new employees and independent contractors in a manner reasonably consistent with existing Company and Subsidiary practices, and bonus payments made to employees or independent contractors in the Ordinary Course of Business, or other amounts to which the Company or any Subsidiary is committed and which are expressly disclosed in this Agreement) or terminate, amend, modify or change any Benefit Plan;

(vii) promote, change the job title of, or otherwise alter in any material respect the responsibilities or duties of, any Person set forth on Schedule 3.21(c);

(viii) terminate the services of any present employee, consultant or agent except in the Ordinary Course of Business or for good cause shown, except that no Person set forth on Schedule 3.21(c) shall be terminated except for good cause shown;

(ix) except for (i) sales in the Ordinary Course of Business of lots, Fractional Interests and Golf Membership and (ii) Contracts entered into in the Ordinary Course of Business for construction of drainage, roadways, infrastructure, Dwelling Units, clubhouse and other vertical improvements (which sales and Contracts shall not require prior approval by the Purchaser), enter into any Contract with respect to which the Company or any Subsidiary has any liability or obligation involving more than $50,000 contingent or otherwise, or which may otherwise have any continuing effect after the Closing, other than in the Ordinary Course of Business, or which may place any limitation on the method of conducting or scope of the Business, provided, however, that neither the Company nor any Subsidiary shall enter into any loan, credit, guarantee or similar Contract relating to Indebtedness, other than Permitted Financing;

(x) declare, make or cause to be made or set aside any dividend, distribution, redemption, repurchase, recapitalization, reclassification, issuance, split, combination or other transaction involving the limited liability company interests, capital stock or other equity securities of the Company or any Subsidiary; or authorize the creation or issuance of any additional limited liability company interest, capital stock or other equity securities, or any option, warrant or right to acquire any such interests, capital stock or equity securities; or split, combine or reclassify any limited liability company interest, capital stock or other equity securities;

(xi) propose or adopt any amendment of any of its organizational documents;

(xii) make any change in its accounting practices or procedures, except as required by GAAP;

(xiii) make any upward revaluation of any of its assets or, except as required by law, file or make any change to any material Tax practice, Tax election or any Tax Return;

(xiv) change its customer pricing, rebates or discounts, other than in the Ordinary Course of Business;

(xv) acquire any material assets, properties, business or Person, whether by merger or consolidation, purchase of assets or equity securities or any other manner, in a single transaction or a series of related transactions, other than improvements constructed in the Ordinary Course of Business on the Company Property;

(xvi) cancel or waive any rights of substantial value, or pay, discharge or settle any claim of substantial value, other than in the Ordinary Course of Business;

(xvii) make any capital expenditures that, individually or in the aggregate, exceed $25,000, other than in connection with the construction of improvements to the Company Property in the Ordinary Course of Business;

(xviii) settle or compromise any suit or claim or threatened suit or claim relating to the Transactions or make any Tax election or settle or compromise any material income tax liability;

(xix) take any other action which could have a Material Adverse Effect; or

(xx) commit to do any of the foregoing referred to in clauses (i) – (xix).

5.2. Access. The Company will, and the Company and the Seller will cause the Subsidiaries to, permit the Purchaser, its financing sources and their respective counsel, accountants, representatives and agents, during normal business hours, access to (a) the assets, properties, records, books of account, contracts and other documents of the Company and its Subsidiaries and (b) any employees, advisors, consultants, other personnel, customers, service providers, vendors or suppliers of, or others having material business relations with, the Company or any of its Subsidiaries. Until the Closing Date, the Company will, and the Company and the Seller will cause the Subsidiaries to, furnish promptly to the Purchaser such additional data and other information as to its affairs, assets, business, properties or prospects as the Purchaser, its financing sources or their representatives may from time to time reasonably request. The Purchaser’s review of the Company and the Subsidiaries shall not in any way affect the representations and warranties made by the Company and the Seller in this Agreement or the other agreements, documents and instruments contemplated hereby or limit the remedies of the Purchaser for breaches thereof.

5.3. Efforts; Cooperation.

(a) The Company and the Seller will use commercially reasonable efforts to cause the conditions specified in Section 8.1 to be satisfied as soon as practicable.

(b) Cavan will use commercially reasonable efforts to cause the conditions specified in clauses (s) and (u) of Section 8.1 to be satisfied as soon as practicable.

5.4. Stub Period and Other Financial Statements; Reports; Controller.

(a) During the period commencing as of the date hereof and ending as of the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Company shall deliver to the Purchaser the (i) unaudited consolidated balance sheet of the Company and the Subsidiaries for the month most recently ended, and (ii) related consolidated statements of cash flows and income and members’ deficit/equity for the period then ended. Such financial statements shall be delivered within 15 days after the end of such month or, if earlier, contemporaneously with the delivery of such financial statements to the members, managers, directors, stockholders or lenders of the Company or any Subsidiary. In addition, if the Closing Date shall not have occurred before February 15, 2007, the Company shall deliver to the Purchaser on or before March 1, 2007, audited, consolidated balance sheet of the Company as at December 31, 2006, and the audited, consolidated statements of cash flow and income and members’ deficit/equity for the fiscal year then ended.

(b) During the period commencing as of the date hereof and ending as of the Closing Date or the earlier termination of this Agreement in accordance with its terms, within 10 days following the end of each month, the Company shall deliver to the Purchaser a sales report, in a form reasonably satisfactory to the Purchaser, showing sales of lots, Fractional Interests and Golf Memberships during the month most recently ended.

(c) The Company, at its expense, will promptly hire and continue to employ through the Closing a controller reasonably satisfactory to the Purchaser. In addition, the Company will, at its expense promptly (and in any event within 10 days) retain, and continue to retain through the Closing, Larson, Allen, Weishair & Co., LLP to assist the Company in producing monthly consolidated financial statements for the period from July 1, 2006 through the Closing. In addition, the Company will on or before November 15, 2006, engage an independent accountant reasonably satisfactory to the Purchaser to audit the year ending December 31, 2006.

5.5. Nonsolicitation. From the date of this Agreement until the Closing or the earlier termination of this Agreement in accordance with its terms, the Company, Cavan and the Seller will not, and they will cause their respective subsidiaries, officers, stockholders, directors, managers, agents, consultants, representatives and Affiliates not to, directly or indirectly, (a) solicit any competing offers for the recapitalization or purchase of the Seller, the Company or any Subsidiary or the purchase of all or any substantial portion of the limited liability company interests (or other equity) or assets (including by merger or in any other form of transaction) of the Seller, the Company or any Subsidiary, (b) negotiate or otherwise respond, other than to decline to enter into such negotiations, with respect to any unsolicited offer or indication of interest with respect to any such transaction or (c) furnish confidential information to any Person in connection with any such transaction. The foregoing shall not limit the Company’s or a Subsidiary’s right or ability to seek Permitted Indebtedness or to provide information to prospective lenders in connection with any such Permitted Indebtedness. The Company, Cavan and the Seller will promptly disclose to the Purchaser all such unsolicited offers or indications of interest and the terms of any proposed Permitted Indebtedness. Neither the Seller nor Cavan shall have any obligation or liability to the Purchaser as a result of actions taken by any member of Seller that is not controlled by the Seller or Cavan that would be a breach of Seller’s obligations under this Section 5.5 if it had been taken by the Seller, unless the Seller or Cavan participates in or directs such action by any such member of the Seller.

5.6. Confidentiality. At all times following the Closing, neither Cavan nor the Seller shall, directly or indirectly, disclose, divulge or make use of any trade secrets or other confidential or proprietary information of a business, financial, marketing or technical nature pertaining to the Company, its Subsidiaries or the Business, including information of others that the Company or any Subsidiary has agreed to keep confidential, except (a) for information that is lawfully and independently obtained by Cavan or the Seller from a third party without restrictions as to disclosure by Cavan or the Seller, (b) for information that enters the public domain through no fault of Cavan or the Seller, (c) for information that is independently developed by Cavan or the Seller without reference to confidential or proprietary information of the Company or the Subsidiaries, (d) to the extent that such information shall have become public knowledge other than by breach of this Agreement by Cavan or the Seller, (e) as required in connection with the performance of Cavan’s duties as an employee or an independent contractor of the Company, (f) as required to file Tax returns and comply with Tax laws, and (g) to the extent that disclosure of such information is required by law or legal process (but only after the Seller has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure).

5.7. Non-competition.

(a) During the Non-competition Period (as hereinafter defined), (i) neither Cavan nor the Seller shall, directly or indirectly, or as a stockholder, partner, member, manager, employee, consultant or other owner or participant in any Person other than the Company, engage in or assist any other Person to engage in any Covered Business (as hereinafter defined) within 100 miles of any boundary of the Company Property, (ii) neither Cavan nor the Seller shall, directly or indirectly, solicit or endeavor to entice away from the Company, or offer employment or a consulting position to, or otherwise interfere with the business relationship of the Company with, any Person who is, or was within the one-year period prior to the Closing, an employee of or consultant to the Company and (iii) neither Cavan nor the Seller shall, directly or indirectly, solicit or endeavor to entice away from the Company, endeavor to reduce the business conducted with the Company by, or otherwise interfere with the business relationship of the Company with, any Person who is, or was within the one-year period prior to the Closing, a customer or client of, supplier, vendor or service provider to, or other Person having business relations with, the Company. Nothing in this Section 5.7(a) shall be construed to prohibit Cavan or the Seller from engaging the same third party contractors as the Company if such engagement does not materially interfere with the performance of any such Person’s obligations under a Contract with the Company.

(b) In the event that the Seller or Cavan begins to consider the acquisition, directly or indirectly, of any ownership interest in any Covered Business outside of the 100-mile boundary of the Company Property during the Non-Competition Period, the Seller or Cavan, as the case may be, shall deliver to the Purchaser a preliminary written notice describing the summary terms of such acquisition, to the extent then known. In the event that the Seller or Cavan proposes, directly or indirectly, to acquire any ownership interest in any Covered Business outside of the 100-mile boundary of the Company Property during the Non-Competition Period, the Seller or Cavan, as the case may be, shall deliver to the Purchaser a written notice (the “Offer Notice”), which Offer Notice will provide all material information about such proposed acquisition (including the amount of funds required to complete such acquisition) and offer the Purchaser the right to acquire the Covered Business at the Purchaser’s election. Following delivery of the Offer Notice, the Seller or Cavan, as the case may be, shall promptly provide such additional materials and information as to such Covered Business as the Purchaser shall reasonably request. If the Purchaser notifies the Seller or Cavan within 20 days of the Purchaser’s receipt of the Offer Notice that it wishes to participate in such acquisition (the “Purchaser Notice”), then the Seller or Cavan, as the case may be, and the Purchaser shall use reasonable efforts to effect the Purchaser’s participation in such acquisition and shall negotiate in good faith the terms under which the Purchaser would retain Cavan to manage the development and operation of such Covered Business and the terms of the “carried interest” to be provided to Cavan in connection therewith in the profits from the Covered Business after repayment of capital and a reasonable return thereon. If the Seller and Cavan, as the case may be, and the Purchaser are not able in good faith to reach final agreement on agreements to govern their relationship with respect to the Covered Business within 60 days following delivery of the Purchaser Notice, then the Seller or Cavan, as the case may be, shall be free to acquire the Covered Business for its own account within the 60 days thereafter substantially on the terms set forth in the Offer Notice; provided that if such acquisition is not consummated within such 60-day period on such terms, the Seller or Cavan, as the case may be, shall be required to offer such acquisition to the Purchaser in accordance with this Section 5.7(b).

(c) For purposes of this Section 5.7, the following terms shall have the following meanings:

“Company” shall include the Company, each of its direct and indirect Subsidiaries and all of their respective successors and assigns.

“Covered Business” shall mean the development of a real estate project that includes a golf course, together with either time shares or fractional interests in residential improvements or residential lots, as components of such project; provided that “Covered Business” will not include any projects in which the Seller or Cavan is currently involved or to which the Seller or Cavan is currently committed, in each case as have been disclosed to the Purchaser on Schedule 5.7(c).

“Non-competition Period” means the period commencing as of the Closing and ending on the five year anniversary of the Closing.

5.8. Injunctive Relief. The Company, Cavan and the Seller acknowledge that any breach or threatened breach of the provisions of Sections 5.5, 5.6 or 5.7 of this Agreement will cause irreparable injury to the Purchaser and its respective subsidiaries (including the Company and the Subsidiaries following the Closing) for which an adequate monetary remedy does not exist. Accordingly, in the event of any such breach or threatened breach, the Purchaser (in the case of Section 5.5 and the Purchaser, the Company and/or such Subsidiaries (in the cases of Sections 5.6 and 5.7) shall be entitled, in addition to the exercise of other remedies, to seek and (subject to court approval) obtain injunctive relief, without necessity of posting a bond, restraining the Company, Cavan and/or the Seller, as the case may be, from committing such breach or threatened breach. The right provided under this Section 5.8 shall be in addition to, and not in lieu of, any other rights and remedies available to the Purchaser, the Company, Cavan or such Subsidiaries.

5.9. Reasonable Restrictions. Each of Cavan and the Seller (a) has carefully read and understands all of the provisions of this Agreement and has had the opportunity for this Agreement to be reviewed by counsel, (b) acknowledges that the duration, geographical scope and subject matter of Sections 5.6 and 5.7 of this Agreement are reasonable and necessary to protect the goodwill, customer relationships, legitimate business interests, trade secrets and confidential information of the Business, (c) acknowledges that the Purchaser would not have closed the Transactions without the benefits contained in this Agreement, (d) will be able to earn a satisfactory livelihood without violating this Agreement and (e) understands that this Agreement is assignable by the Company and the Purchaser to any Person that acquires all or substantially all of the Business and shall inure to the benefit of their respective successors and permitted assigns.

5.10. Company Intellectual Property. If the Seller or Cavan owns or shall at any time hereafter acquire any rights in any Company Intellectual Property, the Seller or Cavan, as applicable, shall, and hereby does, transfer all of its rights, title and interest in such Company Intellectual Property to the Company for no additional consideration. The Seller or Cavan, as applicable, shall execute and deliver such additional documents and instruments and take such other actions as the Purchaser shall reasonably request to give effect to the provisions of this Section.

5.11. General Release. Effective as of the Closing, each of the Seller and Cavan voluntarily, knowingly and irrevocably releases and forever discharges the Company, the Subsidiaries and their respective members, officers, directors, managers, employees and Affiliates from any and all actions, agreements, amounts, claims, damages, expenses, liabilities and obligations of every kind, nature or description, known or unknown, arising or existing prior to the Closing, except for any rights of the Seller or Cavan under this Agreement and the other agreements, documents and instruments contemplated hereby.

5.12. Notification of Certain Matters; Update of Schedules.

(a) The Company and the Seller shall promptly inform the Purchaser in writing of: (i) the occurrence, or failure to occur, of any event of which the Seller or the Company obtains knowledge and which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date, which would require any amendment or supplement to any information provided by the Seller to the Purchaser pursuant to Section 5.14 in connection with the Proxy Statement (as hereinafter defined) or which would result in a default or event of default under any Contract related to Indebtedness; (ii) any failure of the Company or any Subsidiary or the Seller or of any officer, director, member, manager, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; (iii) any Material Adverse Effect of which the Seller or the Company obtains knowledge; and (iv) the commencement against the Company or the Seller or any of their respective properties of any litigation, or of any claim or controversy or contingent liability that might reasonably be expected to become the subject of litigation, against the Company or any Subsidiary or affecting any of their respective properties; provided, however, that no such notification shall affect the representations or warranties contained herein or the conditions to the obligations of the Company or any Subsidiary or Seller hereunder.

(b) The Company and the Seller may, no later than ten business days prior to the Closing, deliver to the Purchaser a written update to the Schedules to this Agreement (the “Updated Disclosure Schedules”) with respect to (i) any matter occurring after the date of this Agreement that, if existing or occurring on the date of this Agreement, would have been required to be set forth or described in a Schedule to this Agreement (the “New Matters”) and (ii) other matters that are not New Matters but should have been set forth or described in a Schedule to this Agreement as of the date of this Agreement (the “Old Matters”). Any Updated Disclosure Schedules shall be prepared in a manner such that the Updated Disclosure Schedules clearly indicates the differences between the Schedules as delivered on the date of this Agreement and the Updated Disclosure Schedules and indicating which updates are New Matters and which are Old Matters. If the Updated Disclosure Schedules are delivered by the Company and the Seller, such Updated Disclosure Schedules shall not be deemed made for purposes of determining satisfaction of the condition to Closing in Section 8.1(a) or for purposes of Section 9.1(b) and shall not otherwise alter the representations and warranties of the Company and the Seller as set forth in this Agreement and the Schedules hereto, and the only effect of the Updated Disclosure Schedules shall be as provided in the last sentence of Section 10.2.

5.13. Purchaser’s Trust Account. Reference is made to the final prospectus of the Purchaser, dated November 11, 2005 (the “IPO Prospectus”). The Company and the Seller have read the IPO Prospectus and understand that the Purchaser has established the trust account (as described in the IPO Prospectus) (the “Trust Account”), initially in an amount of $109,826,000 for the benefit of the Public Stockholders (as defined in the IPO Prospectus) and that the Purchaser may disburse monies from the Trust Account only (a) to the Public Stockholders in the event of the redemption or conversion of their shares or the liquidation of the Purchaser or (b) to the Purchaser in connection with an Initial Transaction (as defined in the IPO Prospectus). The Company and the Seller hereby agree that they do not and shall not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby waive any claim they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Purchaser and will not seek recourse against the Trust Account for any reason whatsoever.

5.14. Affiliate Legends. The Company shall notify the Purchaser in writing of the identity of those Persons who are “affiliates” of the Company within the meaning of Rule 145 promulgated under the Securities Act (“Rule 145 Affiliates”) prior to the Closing Date. The Purchaser shall be entitled to place appropriate legends on the certificates evidencing any shares of Purchaser Common Stock to be received by Rule 145 Affiliates in the Transactions reflecting the restrictions set forth in Rule 145 promulgated under the Securities Act and to issue appropriate stop transfer instructions to the transfer agent for the Purchaser Common Stock.

5.15. Compliance with Securities Laws. The Seller agrees and covenants that the Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes shall not be transferred or resold other than in accordance with the terms and conditions set forth in the legend described in Section 2.5(e) and that the Seller will observe and comply with the Securities Act and the rules and regulations thereunder and applicable state law and the rules and regulations thereunder, all as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Seller Notes, the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes or any part thereof. Notwithstanding the foregoing, the holder of any Seller Notes and the shares of Purchaser Common Stock issuable upon conversion of the Convertible Notes being transferred shall not consummate such transfer until (a)  the prospective transferee has confirmed to the Purchaser in writing its agreement to be bound by the provisions of this Section 5.15 and made the representations and warranties set forth in Section 2.5 and (b) the Purchaser shall have received a legal opinion reasonably acceptable to the Purchaser that such transfer does not require registration under the Securities Act.

5.16. Solvency. The Seller agrees and covenants that, from and after the Closing, it shall remain solvent and shall not make any distribution or pay any dividend or take any other action that would render it incapable of discharging its obligations under this Agreement.

5.17. Information for Proxy Statement. The Company and the Seller shall furnish to the Purchaser such information regarding the Company, the Subsidiaries and the Seller as the Purchaser may reasonably request and as shall be required in connection with the preparation, and the filing and approval by the SEC, of the Proxy Statement. The Company and the Seller shall use commercially reasonable efforts to obtain all required auditors’ consents to the inclusion of the Company’s consolidated financial statements in the Proxy Statement.

5.18. Hedging Transactions, Etc. Neither the Seller, nor Cavan, nor any of their respective Affiliates will, from the date hereof through the conversion or maturity of the Convertible Note, directly or indirectly, make any short sale or otherwise enter into any arrangement (including a monetization arrangement or hedging or similar transaction) which has the effect of transferring any or all of the economic benefits of ownership of any Purchaser Common Stock, or any securities convertible into any such common stock, and will not announce an intention to do any of the foregoing.

ARTICLE 6
COVENANTS OF THE PURCHASER

6.1. Efforts. Pending the Closing, the Purchaser will use commercially reasonable efforts to cause the conditions specified in Section 8.2 to be satisfied as soon as practicable.

6.2. Confidentiality. Pending the Closing, all proprietary information obtained by the Purchaser from or on behalf of the Company or any of its Subsidiaries or the Seller will be kept confidential and will not be disclosed by the Purchaser other than to its Affiliates, partners, directors, officers, employees, advisors and financing sources; provided that the foregoing restriction shall not apply to information which (a) is lawfully and independently obtained by the Purchaser from a third party without restriction as to disclosure by the Purchaser, (b) was known by the Purchaser prior to its disclosure by or on behalf of the Company or its Subsidiaries or the Seller, (c) is in the public domain or enters into the public domain through no fault of the Purchaser, (d) is independently developed by the Purchaser without reference to information provided by the Company or its Subsidiaries or the Seller or (e) the Purchaser is required by law or legal process to disclose. The Company and the Seller understand and acknowledge that, notwithstanding the foregoing, the Purchaser shall be permitted to make such disclosures as are required by the SEC in connection with the Proxy Statement. If this Agreement is terminated, and if requested in writing by the Company, the Purchaser will cause to be delivered to the Company all materials obtained by the Purchaser from or on behalf of the Company or its Subsidiaries or the Seller, whether obtained before or after the date of this Agreement.

6.3. Purchaser Stockholder Meeting. As promptly as reasonably practicable after the date hereof and receipt by the Purchaser of all financial and other information related to the Company and the Subsidiaries as the Purchaser may reasonably request for the preparation of the Proxy Statement, the Purchaser shall prepare and file with the SEC a preliminary form of the Proxy Statement, and other proxy materials related thereto, with respect to the Purchaser Stockholder Meeting. As promptly as reasonably practicable after comments are received from the SEC thereon, if any, and after such comments are resolved to the satisfaction of the SEC, or if the SEC has indicated that it does not intend to review the Proxy Statement and the applicable period for review by the SEC shall have lapsed, the Purchaser shall give notice of and hold the Purchaser Stockholder Meeting; provided that the Purchaser shall have no obligation to mail the Proxy Statement and give notice of the Purchaser Stockholder Meeting unless and until the Purchaser’s financial advisor shall have delivered a written opinion dated on or about the date of such mailing to the effect that the Transactions are fair to the Purchaser from a financial point of view and that the fair value of the Company is equal to at least 80% of the net assets of the Purchaser (excluding the amounts held in the Purchaser’s trust fund representing a portion of the underwriters’ discount in connection with the Purchaser’s initial public offering) (the “Fairness Opinion”). To the extent not inconsistent with Legal Requirements or the fiduciary duties of the Purchaser’s board of directors, the Proxy Statement shall include the recommendation of the Purchaser’s board of directors that its stockholders vote in favor of the Transactions. If, at any time prior to the Purchaser Stockholder Meeting, an event shall occur relating to the Purchaser, the Company or the Transactions that should be set forth in an amendment or a supplement to the Proxy Statement, the Purchaser shall promptly prepare, file with the SEC and mail such amendment or supplement. The Purchaser shall consult with the Company and the Seller with respect to the Proxy Statement and any amendments or supplements thereto, and shall afford the Company and the Seller a reasonable opportunity to comment thereon.

6.4. American Stock Exchange Listing. The Purchaser shall use commercially reasonable efforts to cause the shares of Purchaser Common Stock to be issued upon conversion of the Convertible Notes to be approved for listing on the American Stock Exchange (“AMEX”) subject to notice of issuance, prior to the Closing.

6.5. Indemnification. For six years following the Closing Date, the Company shall, and the Purchaser shall cause the Company to, indemnify, defend and hold harmless each Person who is a manager, member, officer, director, employee or agent of the Company on the Closing Date or who served in such capacity prior to the Closing Date, in each case to the fullest extent permitted or required pursuant to Section 5.12 of the Company’s operating agreement in effect on the date of this Agreement.

6.6. Compliance with Organization Documents. The Purchaser will comply in all material respects with its amended and restated certificate of incorporation.

6.7. Notification of Certain Matters. The Purchaser shall promptly inform the Company in writing of: (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date; (b) any failure of the Purchaser or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; (c) any material adverse change that shall have occurred or have been threatened in the financial condition, results of operations, business or assets of the Purchaser; and (d) any litigation, or of any claim or controversy or contingent liability that might reasonably be expected to become the subject of litigation, against the Purchaser or affecting any of its properties; provided, however, that no such notification shall affect the representations or warranties contained herein or the conditions to the obligations of the Purchaser hereunder.

6.8. Board Visitation Rights. As long as the Seller or Cavan, in any combination, owns or own at least 51% of the aggregate principal amount of the Seller Notes (and at least 51% of any Purchaser Common Stock issued upon conversion of the Convertible Notes), the Purchaser shall allow a representative designated by the Seller, who shall be reasonably acceptable to the Purchaser, to attend all meetings of the board of directors of the Purchaser in a non-voting capacity and to participate in matters brought to the board of directors; provided, however, that (a) the Purchaser may exclude such representative from access to any material or meeting or portion thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons and (b) such representative shall have entered into a confidentiality agreement with the Purchaser, in form and substance reasonably satisfactory to the Purchaser.

6.9. Release of Guarantees. The Purchaser shall use commercially reasonable efforts to assist the Seller in obtaining the termination of the guarantees, indemnities or other financial assurances by Cavan or its Affiliates (other than the Company and the Subsidiaries) of Permitted Indebtedness or other obligations of the Company or any Subsidiary set forth on Schedule 6.9 (the “Cavan Guarantees”); provided that nothing herein shall require the Purchaser to pay any amounts or agree to any amendments or modifications of the Contracts relating to such Permitted Indebtedness or other obligations of the Company or any Subsidiary in connection with the obtaining of such terminations of the Cavan Guarantees. The Purchaser agrees to indemnify Cavan or its Affiliates (other than the Company or any Subsidiary), as the case may be, that is a party to any guarantee, indemnity or other financial assurance of Permitted Indebtedness or other obligations of the Company or any Subsidiary, whether or not listed on Schedule 6.9, from and against all amounts payable thereunder; provided that the Purchaser shall be obligated to indemnify Cavan or its Affiliates pursuant to this Section 6.9 only with respect to the Cavan Guarantees and other guarantees, indemnities and financial assurances that relate to obligations of the Company or a Subsidiary pursuant to Contracts that have been disclosed on Schedule 3.9; and provided further that the Purchaser shall not be obligated to indemnify Cavan or its Affiliates from any Losses for which the Seller has an indemnity obligation under Article 10.

ARTICLE 7
TAX COVENANTS

7.1. Consistent Tax Reporting. The parties hereto agree that the purchase of the Securities by the Purchaser is properly treated as the purchase of the Company’s assets and those of any Subsidiary limited liability company in which the Company is the sole member. Inasmuch as the Purchaser will file a consolidated federal income tax return with respect to any Subsidiary that is classified as an association taxable as a corporation for federal income tax purposes, the taxable year of any Subsidiary corporation will close at the close of business on the Closing Date. The Seller, the Company and the Purchaser shall treat and report the Transactions for purposes of any federal, state, local or foreign Tax in all respects consistently with the provisions of Section 1.4, this Section 7.1 and any other provision of this Agreement that specifies an intended Tax treatment or reporting position.

7.2. Tax Periods Ending on or Before the Closing Date. The Seller shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Company and all Subsidiaries for taxable periods ending on or before the Closing Date (“Pre-Closing Taxable Periods”) which have not been filed prior to the date of this Agreement. The Seller shall permit the Purchaser to review and comment on each such Tax Return described in the prior sentence at least ten (10) days prior to filing and shall make such revisions to such Tax Returns as are reasonably requested by Purchaser, to the extent such revisions are consistent with the terms of this Agreement. All Tax Returns to be prepared by or for the Seller pursuant to this Section 7.2 shall be prepared in a manner consistent with the past practice of the Company, except as otherwise required by law. The Seller shall be responsible for all Taxes of the Company or any Subsidiary for all Pre-Closing Taxable Periods to the extent due and payable prior to the Closing and shall pay to (or as directed by) the Company any such Taxes of the Company or any Subsidiary to the extent such Taxes have not already been paid by the Company, the Subsidiaries or the Seller prior to the Closing, and such payments shall be made no later than five (5) business days prior to the due date for paying such amount of Taxes to the relevant tax authority. The provisions of this Section 7.2 shall not limit the rights of the Purchaser for a breach of representations or warranties made in Section 3.19 of this Agreement.

7.3. Tax Periods Beginning Before and Ending After the Closing Date. The Company shall cause to be prepared and filed any Tax Returns of the Company and all Subsidiaries for taxable periods which begin before the Closing Date and end after the Closing Date.

7.4. Cooperation on Tax Matters.

(a) The Purchaser, the Company and the Seller shall cooperate fully, to the extent reasonably requested, in connection with the filing of Tax Returns pursuant to Sections 7.2 and 7.3 or otherwise, and any audit, litigation, or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Return filing, audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(b) The Seller agrees (i) to provide to the Company, upon request, all books and records with respect to Tax matters pertinent to the Company in the possession of the Seller relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Company, any extensions thereof) of the respective taxable periods, and to abide by all record-retention agreements entered into with any Tax authority, and (ii) to give the Company reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the Company so requests, the Seller shall allow the Company to take possession of such books and records. If the Seller delivers its or the Company’s books and records to the Purchaser, then the Purchaser shall thereafter make such books and records available during normal business hours to the Seller in a manner consistent with the provisions of this Article 7, upon reasonable prior notice.

(c) If requested by the Purchaser, the Company and the Seller will cooperate with the Purchaser to obtain any certificate or other document from any Governmental or Regulatory Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed upon the Company or any Subsidiary (including, but not limited to, with respect to the Transactions).

7.5. Control of Audits. After the Closing Date, except as set forth in the next sentence, the Company shall control the conduct, through counsel of its own choosing, of any audit, claim for refund, or administrative or judicial proceeding involving any asserted Tax liability or refund with respect to the Company or any of its Subsidiaries (each, a “Contest”). In the case of a Contest after the Closing Date that relates solely to Pre-Closing Tax Periods, the

Seller shall control the conduct of such Contest, but the Company shall have the right to participate in such Contest at its own expense, and Seller shall not settle, compromise and/or concede any portion of such Contest that could affect the Tax liability of the Company or its Subsidiaries for any taxable year (or portion thereof) after the Closing Date without the written consent of Company, which shall not be unreasonably withheld; provided that, if the Seller fails to assume control of the conduct of any such Contest within 30 days following the receipt by the Seller of notice of such Contest, the Company shall have the right to assume control of such Contest and shall be able to settle, compromise and/or concede any portion of such Contest.

7.6. Certain Taxes. All transfer, documentary, sales, use, real property gains, stamp, registration, transaction privilege and other such Taxes and fees incurred as a result of the Transactions shall be paid by the Seller when due, and the Company will, at the Seller’s expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, real property gains, stamp, registration, transaction privilege and other Taxes and fees, and, if required by applicable law, the Purchaser and the Seller will join in the execution of any such Tax Returns and other documentation.

ARTICLE 8
CONDITIONS TO CLOSING

8.1. Conditions to Obligations of the Purchaser. Unless expressly waived in writing by the Purchaser, the obligation of the Purchaser to consummate the Transactions is expressly subject to the satisfaction at or prior to the Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Seller and the Company contained in this Agreement shall be true and accurate in all respects on and (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date) as of the date of the Closing with the same effect as though made on and as of such date; provided that the condition set forth in this Section 8.1(a) shall be deemed not to have been satisfied only if the failure of such representation(s) or warranty(ies) to be true, individually or in the aggregate, has a Material Adverse Effect (other than the representations and warranties contained in Section 3.6, which shall be true and correct in all respects).

(b) Covenants Performed. The Company and the Seller shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by them under this Agreement on or prior to the date of the Closing.

(c) No Defaults under Indebtedness Agreements. There shall be no event or condition which has occurred or exists that constitutes or that, with or without notice, the happening of any event and/or passage of time, could constitute a default or breach under any Contracts relating to any Indebtedness by the Company and/or any Subsidiary, or could cause the acceleration or termination or cancellation thereof.

(d) Available Units. As of the Closing, construction shall have been substantially completed on at least 10 villa units included in Parcel A, as evidenced by a certificate from the applicable Project architect to the Purchaser, and there shall be at least 100 Fractional Interests in Parcel A that are either available for immediate sale or that are under a sales contract that has not yet closed.

(e) Compliance Certificate. The Purchaser shall have received a certificate of the Seller and an authorized officer of the Company certifying as to the matters set forth in Sections 8.1(a), (b), (c) and (d) above.

(f) Required Consents Received. The Company and the Seller shall have obtained and delivered to the Purchaser all Required Consents listed on or required to be listed on Schedule 3.4 on terms reasonably satisfactory to the Purchaser, and no such Required Consents shall have been withdrawn, suspended or conditioned.

(g) No Injunction. No Governmental or Regulatory Authority, court or third party shall have commenced or threatened to commence any action that would prohibit, restrain or invalidate the Transactions.

(h) Certificates; Documents. The Purchaser shall have received copies of each of the following for the Company certified to its satisfaction by an officer of the Company: (i) the Company’s articles of organization certified by the Arizona Corporation Commission as of a recent date; (ii) a certificate of the Arizona Corporation Commission as of a recent date as to the legal existence and good standing of the Company; (iii) the Company’s operating agreement, as amended; (iv) resolutions adopted by the Seller, as the sole member and manager of the Company, authorizing the execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby and the consummation of the Transactions; and (v) evidence as of a recent date of the qualification of the Company as a foreign corporation in the jurisdictions listed on Schedule 3.3. The Purchaser shall have also received copies of each of the following for each Subsidiary certified to its satisfaction by an officer of such Subsidiary: (x) each Subsidiary’s articles of organization or articles of incorporation, as applicable, certified by the Arizona Corporation Commission as of a recent date, (y) a certificate as to each Subsidiary’s legal existence and good standing, certified by the Arizona Corporation Commission as of a recent date, and (z) each Subsidiary’s bylaws, operating agreement or similar document.

(i) Purchaser Stockholder Approval. The Purchase shall have received the Purchaser Stockholder Approval and shall have met the requirements of an “initial transaction” as set forth in its amended and restated certificate of incorporation.

(j) Opinion of Counsel to the Company and the Seller. The Purchaser shall have received an opinion of Fennemore Craig, P.C., counsel to the Company and the Seller, dated as of the date of the Closing, in substantially the form attached hereto as Exhibit 8.1(j).

(k) Escrow Agreement. The Seller, the Purchaser and Mellon Trust of New England, N.A., as escrow agent (the “Escrow Agent”), shall have entered into the Escrow Agreement in substantially the form attached hereto as Exhibit 8.1(k) (the “Escrow Agreement”).

(l) Pre-Closing Deliveries. The Seller and the Company shall have delivered, or caused to be delivered, the items, certificates and documents required by Section 1.2.

(m) Licenses, Consents, Etc. Received by Purchaser. The Purchaser shall have obtained all consents, licenses, approvals, authorizations and permits required to be obtained by it as a result of the Transactions, in each case in which the failure to obtain the same would materially interfere with the Purchaser’s ability to consummate the Transactions or to operate the Business after the Closing, and no such consent, license, approval, authorization or permit shall have been withdrawn, conditioned or suspended.

(n) Fairness Opinion. The fair market value of the Company and its Subsidiaries, as of the Closing Date shall be equal to at least 80% of the net assets of the Purchaser (excluding amounts held in the Purchaser’s trust fund representing a portion of the underwriters’ discount in connection with the Purchaser’s initial public offering), and the Purchaser shall have received from its financial advisor a bring-down letter dated as of the Closing Date of the Fairness Opinion to the effect that the Transactions are fair to the Purchaser from a financial point of view and that such fair market value test is met.

(o) Comfort Letter. The Purchaser shall have received a “comfort” letter from RSM McGladrey Inc., independent certified public accountants for the Company, dated the date of the Proxy Statement and the Closing Date (or such other date reasonably acceptable to the Purchaser) with respect to certain financial statements of the Company and other customary financial information concerning the Company included in the Proxy Statement in form and substance reasonably acceptable to the Purchaser.

(p) Real Property. With respect to all of the Real Property, the Company shall have obtained an ALTA extended policy of title insurance issued by the Stewart Title Insurance Company, such policy to be in form and substance satisfactory to the Purchaser (including, without limitation, deletion of the general “survey exception,” provision of any reasonably requested affirmative coverage, a so-called “non-imputation” endorsement and such other policy endorsements reasonably required by the Purchaser). The Seller will, if any such item is required by the title company, execute and deliver an affidavit (and corresponding indemnity) regarding parties-in-possession and also affidavit(s) regarding record(s) of any bankruptcy(ies) by any party with a name similar to name of the Company or any of its Subsidiaries. The cost of such title insurance and the cost of any survey work needed to obtain the form of title insurance policy required by the Purchaser shall be shared equally between the Seller and the Purchaser.

(q) Absence of Material Adverse Effect. From the Balance Sheet Date through the Closing, there shall not have occurred any event, fact, circumstances or change that has or could reasonably be expected to have a Material Adverse Effect.

(r) Section 1445 Affidavit. The Seller shall have delivered to the Purchaser an affidavit to the effect that the Seller is neither a disregarded entity nor a “foreign person” within the meaning of the United States tax laws and to which reference is made in Code Section 1445(b)(2) and the regulations thereunder.

(s) Management Contract. Cavan Management Services, L.L.C. shall have entered into a management contract with the Purchaser in form and substance reasonably satisfactory to the Purchaser (the “Management Contract”), which Management Contract shall be consistent with terms set forth in Exhibit 8.1(s), with such modifications thereto as shall be mutually agreed to between the parties (it being understood that the initial budget to be attached to the Management Contract shall be determined by the Purchaser), Cavan Management Services, L.L.C. shall be ready, willing and able to perform its duties thereunder as of the Closing, and David V. Cavan shall be involved in the day-to-day operations of Cavan Management Services, L.L.C. with no current intention to cease such involvement as of the Closing.

(t) Registration Rights Agreement. The Purchaser and the Seller shall have entered into a registration rights agreement, in substantially the form attached hereto as Exhibit 8.1(t) (the “Registration Rights Agreement”).

(u) Brokerage Agreement. Cavan Realty, Inc. shall have entered into a listing agreement with the Company in form and substance reasonably satisfactory to the Purchaser, which agreement shall be consistent with the terms set forth in Exhibit 8.1(u), with such modifications thereto as shall be mutually agreed to between the parties, and be ready, willing and able to perform its duties thereunder as of the Closing.

(v) Affiliate Notes. Each promissory note evidencing Indebtedness of the Company or any Subsidiary for borrowed money owed to Cavan Investment Capital, LLC, The Cavan Opportunity Fund, LLC, Cavan Realty, Inc., Cavan Management Services, L.L.C. or the Seller, which note is set forth on Schedule 3.9 or permitted to be entered into with the prior written consent of the Purchaser, shall be restated into a single note for each such payee representing the aggregate amount of such indebtedness owed to such payee as of Closing, each such note to be substantially in the form attached hereto as Exhibit 8.1(v).

(w) Insurance. The Purchaser shall have arranged for insurance policies reasonably acceptable to it to be effective following the Closing that replace the policies set forth on Schedule 3.24.

(x) Termination of Contracts. All Contracts between the Company or any Subsidiary and Cavan or any Affiliate of Cavan shall have been terminated, except for the Contracts referred to in Sections 8(s), (u) and (v) and those Contracts specifically identified as not so terminating on Schedule 3.9, and Cavan or such Affiliate, as the case may be, shall have fully released the Company and the Subsidiaries.

(y) Tax Clearance Certificates. The Seller shall have delivered to the Purchaser a clearance certificate or similar documents from the Arizona Department of Revenue with respect to the filing of Tax Returns, if any, for Taxes imposed by the State of Arizona on the Company and the Subsidiaries for periods prior to the Closing, which certificate or other document shall be in the form customarily issued by the Arizona Department of Revenue.

(z) Actions and Proceedings. Prior to the Closing, all actions, proceedings, instruments and documents required to carry out the Transactions or incident hereto and all other legal matters required for the Transactions shall have been reasonably satisfactory to counsel for the Purchaser.

8.2. Conditions to Obligations of the Company and the Seller. Unless waived in writing by the Seller, the obligation of the Company and the Seller to consummate the Transactions is expressly subject to the satisfaction at or prior to the Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties contained in Article 4 shall be true and accurate in all material respects on and (except to the extent such representations and warranties speak as of an earlier date, with respect to which such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the date of the Closing with the same effect as though made on and as of such date.

(b) Covenants Performed. The Purchaser shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by it under this Agreement on or prior to the date of the Closing.

(c) Compliance Certificate. The Seller shall have received a certificate of an authorized officer of the Purchaser certifying as to the matters set forth in Sections 8.2(a) and (b) above.

(d) No Injunction. No Governmental or Regulatory Authority or third party shall have commenced or threatened to commence any action that would prohibit, restrain or invalidate the Transactions.

(e) Escrow Agreement. The Seller, the Purchaser and the Escrow Agent shall have entered into the Escrow Agreement.

(f) Registration Rights Agreement. The Seller and the Company shall have entered into the Registration Rights Agreement.

(g) Opinion of Counsel to the Purchaser. The Seller shall have received an opinion of Choate, Hall & Stewart LLP, counsel to the Purchaser, dated as of the date of the Closing, in substantially the form attached hereto as Exhibit 8.2(g).

(h) Purchase Price. The Purchaser shall have paid the Closing Consideration in accordance with the provisions of Section 1.2 hereof.

(i) Purchaser Stockholder Approval. The Purchaser Stockholder Approval shall have been obtained.

(j) Management Contract. The Purchaser shall have entered into the Management Contract with Cavan Management Services, L.L.C, which Management Contract shall be consistent with the terms set forth in Exhibit 8.1(s), with such modifications thereto as shall be mutually agreed to between the parties (it being understood that the initial budget to be attached to the Management Contract shall be determined by the Purchaser).

(k) Brokerage Agreement. The Company shall have entered into a listing agreement with Cavan Realty, Inc., which agreement shall be consistent with the terms set forth in Exhibit 8.1(u), with such modifications thereto as shall be mutually agreed to between the parties.

(l) Actions and Proceedings. Prior to the Closing, all actions, proceedings, instruments and documents required to carry out the Transactions contemplated hereby or incident hereto and all other legal matters required for such Transactions shall have been reasonably satisfactory to counsel for the Seller.

(m) Certificates; Documents. The Seller shall have received copies of each of the following for the Purchaser certified to its satisfaction by an officer of the Purchaser; (i) the Purchaser’s amended and restated certificate of incorporation certified by the Secretary of State of Delaware as of a recent date; (ii) a certificate of the Secretary of State of Delaware as of a recent date as to the legal existence and good standing of the Purchaser; (iii) the Purchaser’s by-laws; and (iv) resolutions adopted by the Board of Directors and the stockholders of the Purchaser authorizing the execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby and the consummation of the Transactions.

ARTICLE 9
TERMINATION

9.1. Termination. This Agreement and the Transactions may be terminated at any time prior to the Closing:

(a) by mutual written consent of the Purchaser and the Company;

(b) by the Purchaser, if the Company or the Seller shall have breached or failed to perform in any material respect any of their respective obligations, covenants or agreements under this Agreement, or if any of the representations and warranties of the Seller and/or the Company set forth in this Agreement shall not be true and correct in any respect that would cause the failure of the condition set forth in Section 8.1(a), and such breach, failure or misrepresentation is not cured to the Purchaser’s reasonable satisfaction within 30 days after the Purchaser gives the Company or the Seller written notice identifying such breach, failure or misrepresentation;

(c) by the Company, if the Purchaser shall have breached or failed to perform in any material respect any of its obligations, covenants or agreements under this Agreement, or any of the representations and warranties of the Purchaser set forth in this Agreement shall not be true and correct in any respect that would cause the failure of the condition set forth in Section 8.2(a), and such breach, failure or misrepresentation is not cured to the

Company’s reasonable satisfaction within 30 days after the Company gives the Purchaser written notice identifying such breach, failure or misrepresentation;

(d) by the Purchaser, if the conditions set forth in Section 8.1 become incapable of satisfaction;

(e) by the Company, if the conditions set forth in Section 8.2 become incapable of satisfaction;

(f) by the Purchaser or the Company if the stockholders of the Purchaser fail to receive the Purchaser Stockholder Approval at the Purchaser Stockholder Meeting; or

(g) by the Purchaser or the Seller, if the Closing shall not have occurred on or before May 16, 2007 or such other date, if any, as the Purchaser and the Seller may agree in writing;

except that this Agreement may not be terminated under this Section by or on behalf of any party that is in breach of any representation or warranty or in violation of any covenant or agreement contained herein. For this purpose, any breach of this Agreement by the Company or the Seller shall be considered a breach of the Agreement by the Company and the Seller.

9.2. Effect of Termination.

(a) If this Agreement is terminated (i) under Section 9.1(a) herein or (ii) under Sections 9.1(d), (e), (f) or (g) herein at a time when no party is in breach of a representation or warranty or in violation of a covenant or agreement contained herein, all further obligations of the Company and the Seller to the Purchaser, and of the Purchaser to the Company and the Seller, will terminate without further liability of any party hereto.

(b) If this Agreement is terminated under Section 9.1(b), (c), (d), (e), (f) or (g) herein at a time when one or more parties is in willful breach of a representation or warranty or in willful violation of a covenant or agreement contained in this Agreement, the liabilities and obligations of the parties not in breach or violation of this Agreement shall terminate, and the party or parties which are in willful breach or willful violation of this Agreement shall remain liable for such breaches and violations, and nothing shall be deemed to restrict the remedies available against such party or parties.

(c) The obligations of the Purchaser under Section 6.2 shall survive the termination of this Agreement for two years and the provisions of this Article 8 and Article 11 shall survive the termination of this Agreement.

ARTICLE 10
SURVIVAL; INDEMNIFICATION

10.1. Survival. The representations, warranties, covenants and agreements contained herein and in the other agreements, instruments, certificates and documents contemplated hereby shall survive the Closing and any investigation or finding made by or on behalf of the Purchaser, the Seller or the Company. No action for a breach of the representations and warranties or covenants or agreements required to be performed prior to or at the Closing contained in this Agreement shall be brought more than one year following the Closing Date, except for (a) claims arising out of the representations and warranties contained in Article 2 or Sections 3.1, 3.4(a), 3.5, 3.6, 3.10(a) (last sentence only), 3.14, 3.19, 3.25, 4.1, 4.2, 4.3, 4.6 and 4.9 which shall survive indefinitely after the Closing, (b) claims arising out of the representations and warranties contained in Section 3.28, which shall survive until thirty (30) days after the expiration of the statute of limitations period (including all extensions thereof) applicable to the underlying subject matter being represented, and (c) claims of which the Seller has been notified in writing by the Purchaser (which writing shall refer specifically to this Article 10), or claims of which the Purchaser has been notified in writing (which writing shall refer specifically to this Article 10) by the Seller, within such one year period. The representations and warranties contained in Article 2 and Sections 3.1, 3.4(a), 3.5 3.6, 3.10(a) (last sentence only), 3.14, 3.19, 3.25, 3.28, 4.1, 4.2, 4.3, 4.6 and 4.9 are sometimes collectively referred to herein as the “Specified Representations.”

10.2. Indemnification Limits. If the Closing occurs, the Purchaser Indemnified Parties (as hereinafter defined) shall not be entitled to recover any Losses (as hereinafter defined) for breaches of the representations and warranties of the Seller and/or the Company contained herein (a) unless and until the Purchaser Indemnified Parties’ aggregate claims therefor exceed $250,000, at which time the Purchaser Indemnified Parties shall be entitled to recover Losses for all claims in excess of such amount (except that claims for breach of any representation or warranty that is subject to Material Adverse Effect or other materiality qualifier shall not be subject to the terms of this clause

(a) and, subject to all other applicable limitations in this Article 10, the Purchaser shall be allowed to recover for all Losses related thereto), or (b) absent fraud or willful misconduct, for an aggregate amount in excess of $8,500,000; provided that claims for breach of any of the Specified Representations by the Seller or the Company shall not be subject to the foregoing limits (but shall instead be subject to and not exceed the total consideration paid to the Seller) and shall not be included in the determination of whether the limit in clause (b) has been reached. Notwithstanding the limitations on indemnification set forth in Section 10.1 and this Section 10.2, such limitations shall not apply to any claim against the Seller for breach of any representation or warranty that to the knowledge of the Seller or the Company was inaccurate at Closing and which breach was not previously disclosed to the Purchaser in writing prior to the Closing. For all purposes of this Article 10, when determining the amount of the Losses, any Material Adverse Effect or other materiality qualifier in any such representation or warranty will be disregarded. No Indemnifier shall have any indemnification obligation for (x) punitive damages, except, in all cases, all such damages that are payable by the Purchaser or any of its Affiliates in connection with a third-party claim or (y) any indirect damages that are not reasonably foreseeable or (z) any damages resulting from positions taken by the Purchaser, the Company or any Subsidiary on any Tax Returns filed by them for any post-closing tax period, even if such positions are the same or similar to positions taken on Tax Returns filed by Seller, the Company or any Subsidiary for any Pre-Closing Taxable Period. Notwithstanding anything to the contrary herein, the Purchaser Indemnified Parties shall not be entitled to recover any Losses for breaches of the representations and warranties of the Seller and/or the Company to the extent based on facts and circumstances that constitute New Matters explicitly reflected in the Updated Disclosure Schedules, if any, unless and until the Purchaser Indemnified Parties’ aggregate claims therefor exceed $250,000, at which time the Purchaser Indemnified Parties shall be entitled to recover Losses for all claims in excess of such amount subject to the other terms of this Article 10. For clarity, delivery of the Updated Disclosure Schedules shall have no effect other than as provided in the immediately preceding sentence.

10.3. Indemnification by the Seller. If the Closing occurs, then subject to applicable limitations set forth in this Agreement, including, without limitation, the provisions and limitations in this Article 10, the Seller shall indemnify and hold the Purchaser and its Affiliates (the “Purchaser Indemnified Parties”) harmless from and against all claims, liabilities, obligations, costs, damages, losses and expenses (including reasonable attorneys’ fees and costs of investigation) of any nature (collectively, “Losses”) arising out of, resulting from or relating to (a) any breach or violation, or the inaccuracy, of any of the representations or warranties of the Seller and/or the Company set forth in this Agreement (including the schedules) or in any certificate or document delivered pursuant to this Agreement, (b) any breach or violation of the covenants or agreements of the Company set forth in this Agreement required to be performed prior to or at the Closing, (c) any breach or violation of covenants or agreements of the Seller contained herein, including without limitation those set forth in Article 7, (d) the failure of any portion of the Seller’s Expenses or Transaction Liabilities to be paid at Closing, (e) any Lien on any property or assets of the Company or any Subsidiary after the Closing as a result of matters existing or relating to any period prior to the Closing (other than Liens approved by the prior written consent of the Purchaser or Liens arising as a result of the Company’s failure after the Closing to make payments first due after Closing required under any Material Contracts listed on Schedule 3.9 or entered into in accordance with this Agreement), or (f) any litigation, suit, proceeding, arbitration, audit by the Service or other taxing authority or investigation with respect to the affairs of the Company or any Subsidiary prior to the Closing, including without limitation any matter described on Schedule 3.19(b) and Schedule 3.20.

10.4. Indemnification by the Purchaser. If the Closing occurs, then subject to applicable limitations set forth in this Agreement, including, without limitation, the provisions and limitations in this Article 10, the Purchaser shall indemnify and hold the Seller and its Affiliates harmless from and against all Losses arising out of, resulting from or relating to (a) any breach or violation, or the inaccuracy, of any of the representations or warranties of the Purchaser set forth in this Agreement or in any certificate or document delivered pursuant to this Agreement, (b) any breach or violation of the covenants or agreements of the Purchaser set forth in this Agreement required to be performed prior to or at the Closing, or (c) any breach or violations of covenant or agreements of the Purchaser contained herein. The Seller shall not be entitled to recover any Losses for breach of the representations and warranties of the Purchaser contained herein (i) unless and until the Seller’s aggregate claims therefor exceed $250,000, at which time the Seller shall be entitled to recover Losses for all claims in excess of such amount, or (ii) absent fraud or willful misconduct, for an aggregate amount in excess of $8,500,000; provided, that claims for breach of any of the Specified Representations made by the Purchaser shall not be subject to the foregoing limits and shall not be included in the determination of whether the limit in clause (ii) has been reached.

10.5. Procedures for Indemnification of Third Party Claims.

(a) A party or parties entitled to indemnification hereunder with respect to a third party claim (the “Indemnified Party”) will give the party or parties required to provide such indemnification (the “Indemnifier”) prompt written notice of any legal proceeding, claim or demand instituted by any third party (in each case, a “Claim”) in respect of which the Indemnified Party is entitled to indemnification hereunder.

(b) If the Indemnifier provides written notice to the Indemnified Party stating that the Indemnifier is responsible for the entire Claim within 10 days after the Indemnifier’s receipt of written notice from the Indemnified Party of such Claim, the Indemnifier shall have the right, at the Indemnifier’s expense, to defend against, negotiate, settle or otherwise deal with such Claim and to have the Indemnified Party represented by counsel, reasonably satisfactory to the Indemnified Party, selected by the Indemnifier, if the ad damnum is less than or equal to the amount of Losses for which the Indemnifier is liable under this Article 10; provided that the Indemnifier may not assume control of the defense of a suit or proceeding involving criminal liability or in which equitable relief is sought against the Indemnified Party; provided further, that the Indemnified Party may participate in any proceeding with counsel of its choice and at its expense; provided further, that the Purchaser, at any time when it believes in good faith that any Claim is having or could reasonably be expected to have a Material Adverse Effect, may assume the defense and settlement of such Claim in good faith, with counsel of its choice, and be fully indemnified for the amount of Losses incurred in such defense or settlement to the extent provided in this Article 10; and provided further, that the Indemnifier may not enter into a settlement of any Claim without the written consent of the Indemnified Party unless such settlement provides the Indemnified Party with a full release from such Claim and requires no more than a monetary payment for which the Indemnified Party is fully indemnified. Without limiting any other remedy the Purchaser may have at law or in equity, the Purchaser shall be entitled to enforce this Section 10.5 pursuant to the terms of the Escrow Agreement. For clarity, notwithstanding anything to the contrary in this Article 10, the procedures set forth in Article 7 shall govern the matters covered by Article 7 to the extent the provisions of this Article 10 are inconsistent with those of Article 7.

(c) The parties will cooperate fully with each other in connection with the defense of any Claim.

10.6. Right of Set-Off. If the Seller has not satisfied in cash any indemnification obligation owed by the Seller hereunder, the Purchaser or any of its Affiliates may, at their discretion, satisfy the unpaid portion of such obligation by, to the extent permitted by law, setting-off against any amounts due and owing from the Purchaser or any of its Affiliates to any of the Seller; provided that the Purchaser has first used commercially reasonable efforts to recover such amount from the Escrow Fund, if available; and provided further that the Purchaser shall not be entitled to set-off pursuant to this Section 10.6 against any amounts due pursuant to the Management Contract. Any amounts that the Seller wishes to set-off pursuant to this Section 10.6 will, to the extent that the Purchaser would otherwise then be required to pay such amount to the Seller, be placed into an escrow account to be held by a Person that is not an Affiliate of any party hereto and will remain therein until (a) the escrow agent shall receive written instructions from the Purchaser and the Seller (or their respective successors or assigns) as to the disbursement of some or all of the escrowed amount or (b) such escrow agent shall be otherwise ordered by a court of competent jurisdiction.

10.7. Adjustment to Purchase Price. All indemnification payments paid pursuant to this Article shall, to the maximum extent permitted by law, be treated as an adjustment to the purchase price.

10.8. Exclusive Remedy. The parties agree that, in the absence of fraud or willful misconduct, indemnification under Article 7 and this Article 10 shall be their exclusive remedy after the Closing for Losses in connection with the Transactions. The foregoing shall not affect the ability of a party to seek specific performance, an injunction or another equitable remedy specifically contemplated by this Agreement.

ARTICLE 11
MISCELLANEOUS

11.1. Notices. All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, by e-mail or fax, by United States mail, certified or registered with return receipt requested, or by a nationally recognized overnight courier service, or otherwise actually delivered:

(a)

if to the Seller or, prior to the Closing, the Company, to:

c/o Cavan Management Services, L.L.C.
15333 North Pima Road
Suite 305
Scottsdale, Arizona 85260
Attention: Thomas Kell
Facsimile: (480) 627-7010
E-mail: tkell@cavan.net

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.
3003 N. Central Avenue
Suite 2600
Phoenix, Arizona 85012-2913
Attention: Gregg Hanks
Facsimile: (602) 916-5509
E-mail: ghanks@fclaw.com

(b)

if to the Purchaser or, after the Closing, the Company, to:

Cold Spring Capital Inc.
51 Locust Avenue
Suite 302
New Canaan, Connecticut 06840
Attention: Joseph S. Weingarten
Facsimile: 203.966.9478
E-mail: jweingarten@coldspringcapital.com

with a copy (which shall not constitute notice) to:

Choate, Hall & Stewart LLP
Two International Place
Boston, Massachusetts 02110
Attention: William P. Gelnaw, Jr.
Facsimile: 617.248.4000
E-mail: wgelnaw@choate.com

or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or communication shall be deemed given on the date given, if delivered in person, e-mailed or faxed or otherwise actually delivered, on the date received, if given by registered or certified mail, return receipt requested or given by overnight delivery service, or three days after the date mailed, if otherwise given by first class mail, postage prepaid.

11.2. Severability and Governing Law; Forum. This Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by applicable law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflicts of laws principles. Any proceeding arising out of or relating to this Agreement may be brought in the courts of the State of Delaware, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware. This provision may be filed with any court as written evidence of the knowing and voluntary irrevocable agreement between the parties to waive any objections to jurisdiction, to venue or to convenience of forum.

11.3. Amendments, Waivers. This Agreement may be amended or modified only with the written consent of the Purchaser, the Company and the Seller. No waiver of any term or provision hereof shall be effective unless in writing signed by the party waiving such term or provision. No failure to exercise or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided hereunder are cumulative and not exclusive of any rights, powers or remedies provided by law.

11.4. Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such costs and expenses, provided, however, that if the Closing occurs the Seller shall be responsible for the Seller’s Expenses and the Transaction Liabilities.

11.5. Successors and Assigns. This Agreement, and all provisions hereof, shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, provided that this Agreement may not be assigned by any party without the prior written consent of the other parties hereto except that (a) the indemnification and other rights hereunder of a party may be assigned to any bank or other financial institution which is or becomes a lender to the Purchaser or the Company or any of their respective successors and assigns and (b) this Agreement may be assigned by the Purchaser to any of its Affiliates or to any Person acquiring a material portion of the assets, business or securities of the Company or Purchaser, whether by merger, consolidation, sale of assets or securities or otherwise.

11.6. Entire Agreement. This Agreement, the attached exhibits and schedules, and the other agreements, documents and instruments contemplated hereby contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. Except for the representations and warranties contained in this Agreement, no party hereto makes any other representation or warranty (either express or implied).

11.7. Counterparts. This Agreement may be executed in one or more counterparts, and with counterpart facsimile signature pages, each of which shall be an original, but all of which when taken together shall constitute one and the same Agreement.

11.8. Headings. The headings of Articles and Sections herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.

11.9. Further Assurances. Following the Closing, the parties hereto will execute and deliver such documents and take such other actions as may be reasonably necessary in order to fully consummate the Transactions.

11.10. Third Party Beneficiaries. Nothing in the Agreement shall be construed to confer any right, benefit or remedy upon any Person that is not a party hereto or a permitted assignee of a party hereto, except as otherwise expressly set forth in this Agreement.

11.11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements and documents contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement or documents contemplated herein, this Agreement and such other agreements or documents shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other agreements or documents contemplated herein.

11.12. Publicity. Except for the press release to be issued by the Purchaser upon execution of this Agreement and pending the Closing, no party shall issue a press release or make any other public announcement concerning the Transactions without the prior written consent of the Purchaser and the Company; provided, however, that a party may, without the prior consent of the other party, issue such a press release or make such public disclosure as may upon the advice of counsel be required by law if it has used reasonable efforts to consult first with the other party; and provided further that nothing contained herein shall restrict the ability of the Purchaser to make such disclosures as may be required under applicable securities laws, rules and regulations and the rules and regulations of the American Stock Exchange; provided that the Purchaser shall use commercially reasonable efforts, to the extent practicable, to provide in advance a copy of the disclosure to the Seller and give the Seller a reasonable opportunity to comment thereon. This Section 11.12 shall not limit the Seller’s right or ability, substantially concurrently with the Purchaser’s press release, to provide written or oral communications (other than through a press release) to the

Seller’s members regarding the terms of the Transactions or to provide written or oral communications to Persons who have purchased lots, Fractional Interests or Golf Memberships from the Company regarding Cavan’s continuing role in the management of the Company Property. The Purchaser and the Seller shall cooperate in good faith to determine the timing, manner and content of communications under the immediately preceding sentence.

11.13. Schedules and Exhibits. All schedules and exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference in this Agreement for all purposes of this Agreement. All Schedules delivered with this Agreement shall be arranged to correspond with the numbered and lettered Sections and Subsections contained in this Agreement, and the disclosures in such Schedules shall qualify only the corresponding Sections and Subsections contained in this Agreement, unless otherwise expressly provided herein. The schedules shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the schedules shall qualify only the corresponding section or subsection of this Agreement and such other sections or subsections to the extent expressly cross-referenced or otherwise expressly stated therein.

11.14. Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS OR THEREBY.

11.15. Limitations With Respect to Cavan. The designation of David V. Cavan and Cavan Management Services, L.L.C. as parties to this Agreement solely for the purposes of Sections 5.3(b) and 5.5 through 5.11 shall not impose any obligation or liability on Cavan under any other provision of this Agreement or any other agreements, documents and instruments contemplated hereby, except to the extent that any such other agreement, document or instrument (including, without limitation, the Management Contract) shall specifically provide.

ARTICLE 12
DEFINITIONS

The following terms, as used in this Agreement, have the meanings given to them where indicated below:

Term	Section or Place Where Defined

Agreement	Preamble
Affiliate	Section 3.25
AMEX	Section 6.4
Association(s)	Section 3.2
Balance Sheet	Section 3.7(a)
Balance Sheet Date	Section 3.7(a)
Benefit Plans	Section 3.22(a)

Term	Section or Place Where Defined

Business	Section 3.2(a)
Cash Consideration	Section 1.2
Cavan	Preamble
Cavan Guarantees	Section 6.9
Claim	Section 10.5(a)
Closing	Section 1.3
Closing Consideration	Section 1.2(a)
Closing Date	Section 1.3
Code	Section 3.19(b)
Company	Preamble and Section 5.7
Company Business	Section 3.1
Company Property	Section 3.10(a)
Company Intellectual Property	Section 3.12(a)
Contest	Section 7.5
Contract	Section 1.2(a)
Convertible Notes	Section 1.2(a)
Covered Business	Section 5.7
Development Properties	Section 3.10(o)
Dwelling Units	Section 3.10(a)
Environmental Laws	Section 3.23
Environmental Permits	Section 3.23
ERISA	Section 3.22(a)
Escrow Agent	Section 1.2
Escrow Agreement	Section 8.1(k)
Escrow Amount	Section 1.2(a)
Escrow Cash	Section 1.2(a)
Escrow Fund	Section 1.5
Escrow Note	Section 1.2
Fairness Opinion	Section 6.3
Financial Statements	Section 3.7(b)
First Tranche Notes	Section 1.2(a)
Fractional Interests	Section 3.10(a)
GAAP	Section 3.7(b)
Golf Memberships	Section 1.2(a)
Governmental or Regulatory Authority	Section 1.2(a)
Hazardous Substance	Section 3.23
Indebtedness	Section 1.2(a)
Indemnified Party	Section 10.5(a)
Indemnifier	Section 10.5(a)
Intellectual Property	Section 3.12(a)
IP Licenses	Section 3.12(b)
IPO Prospectus	Section 5.13
Key Employees	Section 1.2(a)
Leased Property	Section 3.10(e)
Legal Requirements	Section 1.2(a)
Liens	Section 1.2(a)
Losses	Section 10.3
Management Contract	Section 8.1(s)
Material Adverse Effect	Section 1.2(a)
Material Contracts	Section 3.9
New Matters	Section 5.12(b)
Non-competition Period	Section 5.7(c)
Old Matters	Section 5.12(b)
Ordinary Course of Business	Section 1.2(a)

Term	Section or Place Where Defined

Organizational Documents	Section 2.3(b)
Outstanding Indebtedness	Section 3.7(c)
Permitted Indebtedness	Section 5.1(b)(iii)
Person	Section 3.2
Pre-Closing Taxable Periods	Section 7.2
Projects	Section 3.10(o)
Proxy Statement	Section 3.14
Purchaser	Preamble
Purchaser Common Stock	Section 1.2(a)
Purchaser Financial Statements	Section 4.5(b)
Purchaser Indemnified Parties	Section 10.3
Purchaser Reports	Section 4.5(a)
Purchaser Stockholder Approval	Section 4.2
Purchaser Stockholder Meeting	Section 3.14
Real Estate Leases	Section 3.10(a)
Real Property	Section 3.10(e)
Registration Rights Agreement	Section 8.1(t)
Repaid Indebtedness	Section 1.2
Required Consents	Section 3.4
Rule 145 Affiliates	Section 5.14
SEC	Section 2.5(d)
Securities	Introduction
Securities Act	Section 2.5(a)
Seller	Preamble
Seller Notes	Section 1.2(a)
Seller’s Expenses	Section 1.2(a)
Service	Section 3.22(b)
Sold Inventory	Section 3.10(a)
Specified Representations	Section 10.1
Stub Period Statements	Section 3.7(b)
Subsidiary or Subsidiaries	Section 3.2
Subsidiary Business	Section 3.2
Tax or Taxes	Section 3.19(a)(i)
Tax Returns	Section 3.19(a)(i)
Title Commitment	Section 3.10(a)
Title Policies	Section 3.10(a)
Transactions	Introduction
Transaction Liabilities	Section 1.2(a)
Trust Account	Section 5.13
Updated Disclosure Schedules	Section 5.12(b)
Utilities	Section 3.10(e)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.

COLD SPRING CAPITAL INC.

By:	/s/ Richard A. Stratton
Name:	Richard A. Stratton
Title:	Chairman, Chief Executive Officer and Secretary

SEDONA DEVELOPMENT PARTNERS, LLC

By:	Seven Canyons Investors, L.L.C., Manager

By:	Cavan Management Services, L.L.C., Manager

By:	/s/ David V. Cavan
Name:	David V. Cavan

SEVEN CANYONS INVESTORS, LLC

By:	Cavan Management Services, L.L.C., Manager

By:	/s/ David V. Cavan
Name:	David V. Cavan
Title:	Chairman

Solely for purposes of Sections 5.3(b) and 5.5 through 5.11:

CAVAN MANAGEMENT SERVICES, L.L.C.

By:	/s/ David V. Cavan
Name:	David V. Cavan
Title:	Chairman

By:	/s/ David V. Cavan
David V. Cavan

[Signature Page to Securities Purchase Agreement]

Exhibit 1.2(a)(ii)

THIS NOTE AND THE OBLIGATIONS OF MAKER HEREUNDER SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED HEREIN) ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO SALE, TRANSFER, PLEDGE, ASSIGNMENT OR OTHER DISPOSITION OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) PAYEE SHALL DELIVER TO MAKER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO MAKER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (B), MAKER SHALL HAVE THE RIGHT TO REQUIRE THE DELIVERY OF CUSTOMARY CERTIFICATIONS, REPRESENTATION LETTERS AND/OR SUCH OTHER INFORMATION SATISFACTORY TO MAKER TO ENSURE COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SUBORDINATED PROMISSORY NOTE

Boston, Massachusetts

                               , 2007

For value received, Cold Spring Capital Inc., a Delaware corporation (“Maker”), hereby promises to pay to Seven Canyons Investors, L.L.C. (the “Payee”) or registered assigns at c/o Cavan Management Services, LLC, 15333 North Pima Road, Suite 305, Scottsdale, Arizona 85260, or such address as Payee shall provide Maker, the principal sum of Five Million and No/100 Dollars ($5,000,000), with interest as provided in this Note. This Note is executed by Maker and delivered to Payee in accordance with the terms of a Securities Purchase Agreement by and among Maker, Payee, Sedona Development Partners, LLC, David V. Cavan and Cavan Management Services, L.L.C. dated November     , 2006 (the “Agreement”).

1. Principal and Interest; Maturity. This Note shall bear interest on the unpaid principal amount hereof at the rate of eight percent (8%) per annum; provided that, following an Event of Default (as defined below), this Note shall bear interest at the default rate of twelve percent (12%) per annum. Interest on the Note shall be computed on the basis of a 365 or 366-day year, as applicable, and the actual number of days elapsed, and all accrued but unpaid interest shall be payable semi-annually beginning on       and on each          and          thereafter. Subject to prior prepayment in accordance with the terms hereof, and Section 5(a) hereof and the subordination provisions herein, Maker shall pay the principal balance of this Note, without set-off, deduction or counterclaim, together in each case with all accrued and unpaid interest thereon, on                          , 2010. All payments of principal and interest on this Note shall be made by Maker in lawful money of the United States of America in immediately available funds not later than 11:00 a.m., Phoenix, Arizona time, on the date such payment is due or, if such date is not a business day, then on the next succeeding business day, by wire transfer to the bank account designated by Payee in writing to Maker at least three business days prior to such payment date.

2. Prepayment. Maker shall have the right and privilege of prepaying all or any part of the principal of this Note at any time without notice, premium or penalty. All payments on this Note shall be applied first, to any outstanding charges hereunder, and then to accrued interest, and then to principal.

3. Subordination. Payee understands and agrees that all amounts payable under this Note, whether for principal, interest or expenses, and the enforcement of Payee’s rights in respect thereof, shall be subordinate and junior to all Senior Indebtedness (as defined below). If any default occurs in the payment of the principal of or premium or interest on any Senior Indebtedness (whether as a result of the acceleration thereof by the holder of any Senior Indebtedness or otherwise) (a “Payment Default”), then during the continuance of such default and until such payment has been made or such default has been cured or waived in writing by the holder of the Senior Indebtedness, no payment of principal or interest or other amount on this Note shall be made by Maker or accepted by Payee and Payee shall not demand or exercise remedies to enforce or collect such amounts (but may accelerate this Note as provided in clauses (b) through (d) of Section 4 of this Note). In addition, no payment of principal or interest or other amount on this Note shall be made by Maker or accepted by Payee and Payee shall not demand or exercise remedies to enforce or collect such amount if the following three conditions shall exist: (i) any default other than a Payment Default occurs on any Senior Indebtedness, (ii) Payee has received written notice (“Default Notice”) of such default from Maker or the holder of such Senior Indebtedness and (iii) such default shall not have been cured by Maker or waived in writing by the holder of the Senior Indebtedness and less than 180 days shall have elapsed after the date of receipt by Payee of the Default Notice; provided, however, that nothing in this sentence shall affect the ability of Payee to accelerate this Note as provided in clauses (b) through (d) of Section 4 of this Note. The term “Senior Indebtedness” shall mean money borrowed (including without limitation all principal, interest (whether or not allowed in a proceeding), fees and all other amounts owing in connection therewith) from, or otherwise represented by notes payable to, a bank or other financial institution or institution in the business of lending money which is secured in whole or in part by any assets or property of Maker and/or any of its direct or indirect subsidiaries. Any payments received by Payee in violation of the foregoing provisions shall be deemed to be held in trust by Payee for the benefit of the applicable payee of the Senior Indebtedness. Payee agrees, at the request of any payee of Senior Indebtedness, to execute such additional documents and instruments which any payee of Senior Indebtedness may reasonably request to carry out the foregoing and other customary subordination provisions. Except as set forth in Section 5(a) hereof, nothing contained in this Section 3 or elsewhere in this Note is intended to or shall impair as between Maker, its creditors other than the holders of Senior Indebtedness, and Payee, the obligation of Maker, which is unconditional and absolute, to pay to Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of Payee and the creditors of Maker other than the holders of Senior Indebtedness, nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law upon the occurrence of an Event of Default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Indebtedness in respect of cash or other property of Maker received upon the exercise of any such remedy. Payee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. In the event that Maker fails to make a payment on account of principal of or interest on or other amounts due in respect of this Note by reason of any provision of this Section 3, such failure shall constitute an Event of Default hereunder, and the fact that such failure resulted from the application of this Section 3 shall not be construed as preventing the occurrence of, or mitigating, such Event of Default.

4. Events of Default. In each case of the happening of any of the following events (each of which is herein sometimes called an “Event of Default”):

(a) Default in the payment of any amount due under this Note for more than seven (7) days after the date when the same shall become due and payable;

(b) Acceleration of the payment of any principal, interest or applicable premium, if any, due, prior to the stated maturity or payment date thereof, pursuant to any bond, debenture, note or other evidence of indebtedness or under one or more mortgages, indentures or instruments under which there may be issued, or by which there may be secured or evidenced, any indebtedness of Maker or any subsidiary of Maker, whether such indebtedness now exists or shall hereafter be created, in an aggregate amount which exceeds $5,000,000;

(c) Maker (i) is unable or admits in writing its inability to pay its monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence a trustee, receiver, or other custodian is appointed for Maker or its property or any part thereof, and such appointment is not discharged within ninety days; or

(d) Commencement of any case under the Bankruptcy Code, Title 11 of the United State Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Maker and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed within ninety days of the filing thereof; then, subject to Section 3 hereof, in every such Event of Default and at any time thereafter during the continuance of such Event of Default, this Note shall, at the option of Payee, immediately become due and payable, both as to principal, interest and any other amounts due hereunder without presentment, demand or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding. Subject to Section 3 hereof, in case any one or more Events of Default shall occur and be continuing, Payee may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon Payee shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise. In the event that Payee shall exercise or endeavor to exercise any remedies hereunder, Maker shall pay on demand all reasonable costs and expenses incurred in connection therewith or in connection with any reorganization, bankruptcy, insolvency, readjustment of debt, dissolution or liquidation of Maker, including, without limitation, reasonable attorneys’ fees and disbursements, and Payee may take judgment for all such amounts in addition to all other sums due hereunder.

5. Miscellaneous.

(a) Pursuant to the provisions of Article 10 of the Agreement, Payee has agreed to indemnify Maker and its Affiliates (as defined in the Agreement) for certain Losses (as defined in the Agreement). Maker shall have the right (without prior notice and when permitted by law) to set-off or recoup all amounts due from Payee to Maker as indemnification for Losses by a dollar for dollar reduction in the principal amount of this Note and any interest hereunder subject to and in accordance with the provisions of Section 10.6 of the Agreement. For clarity, if Maker determines to make a claim for indemnification pursuant to Article 10 of the Agreement and elects to set off obligations owed under this Note in accordance with Article 10, Maker shall delay making any payment otherwise owed hereunder; provided, however, that if Maker’s good faith estimate of the maximum Losses (the “Estimated Amount”) is less than the outstanding principal amount of this Note, then, for purposes of determining any payment owed under this Note prior to such time as the claim is resolved, (i) the outstanding principal balance of this Note shall be reduced by the Estimated Amount and (ii) interest payments shall be computed based on the outstanding principal balance reduced as provided in clause (i). When a final determination is made as to the indemnity claim, (A) the outstanding principal balance will be appropriately reduced (to the extent the claim is successful), (B) any interest in respect of outstanding principal shall be recomputed and, to the extent owed, paid based on the principal as adjusted and (C) to the extent that, after giving effect to any set off or reduction of this Note provided for herein, Maker shall be obligated to make any payment hereunder that would otherwise have been due on an earlier date, Maker shall make such payment within 10 days after the date on which the amount of the reduction is finally determined; provided that in no event shall Maker be required to pay any default interest, late fee or charge or the like or be considered in default so long as such payment is made in such 10-day period. For purposes of calculating Payee’s indemnification obligations (and any applicable caps and limitations set forth in the Agreement), only the amount of principal that is set off or reduced hereunder shall be included (that is, foregone interest shall not be considered payments made).

(b) The failure of Payee to exercise any of its rights hereunder or the waiver of such rights in any particular instance shall not be deemed a waiver of Payee’s right to accelerate upon a future default by Maker. No delay in the exercise thereof shall be deemed a waiver of such option, nor shall any notice of intention to exercise such option be necessary.

(c) Except as otherwise provided herein, Maker and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, and all other notice, filing of suit and diligence in collecting this Note or enforcing any of the security henceforth, and agree to any substitution, exchange or release of any of such security or the release of any property primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment by them of this Note to first institute suit or exhaust their remedies against any Maker or others liable hereafter, or to enforce their rights against any security hereafter and consent to any extension or postponement of time of payment of this Note or any other indulgence with respect hereto, without notice thereof to any of them.

(d) This Note will be construed and interpreted in accordance with the laws of the State of Delaware.

(e) Maker agrees to pay on demand all reasonable expenses or other costs, including reasonable attorneys’ fees and expert witness fees, incurred by Payee in connection with the enforcement or collection against Maker of any provision of this Note, including in any state or federal bankruptcy or reorganization proceeding.

[Signature page follows.]

IN WITNESS WHEREOF, Maker has executed this Note as in instrument under seal as of the date first above written.

COLD SPRING CAPITAL INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED

AS OF THE DATE FIRST WRITTEN ABOVE;

BY SIGNING BELOW, THE UNDERSIGNED

PAYEE ACKNOWLEDGES AND CONSENTS

ON BEHALF OF ITSELF AND ANY SUBSEQUENT

ASSIGNEES OR HOLDERS OF THIS NOTE TO THE

SUBORDINATED NATURE OF THE OBLIGATIONS

OWED UNDER THIS NOTE AND APPLICABLE

RESTRICTIONS ON TRANSFER IN ACCORDANCE

WITH THE PROVISIONS HEREOF:

SEVEN CANYONS INVESTORS, L.L.C.

By:	Cavan Management Services, L.L.C.

By:
Name:
Title:

Exhibit 1.2(a)(iii)

THIS NOTE AND THE OBLIGATIONS OF MAKER HEREUNDER SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED HEREIN) ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

NEITHER THIS NOTE NOR ANY OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO SALE, TRANSFER, PLEDGE, ASSIGNMENT OR OTHER DISPOSITION OF THIS NOTE OR OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) PAYEE SHALL DELIVER TO MAKER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO MAKER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (B), MAKER SHALL HAVE THE RIGHT TO REQUIRE THE DELIVERY OF CUSTOMARY CERTIFICATIONS, REPRESENTATION LETTERS AND/OR SUCH OTHER INFORMATION SATISFACTORY TO MAKER TO ENSURE COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE
Convertible to Common Stock of Maker

Boston, Massachusetts

                               , 2007

For value received, Cold Spring Capital Inc., a Delaware corporation (“Maker”), hereby promises to pay to Seven Canyons Investors, L.L.C. (the “Payee”) or registered assigns at c/o Cavan Management Services, LLC, 15333 North Pima Road, Suite 305, Scottsdale, Arizona 85260, or such address as Payee shall provide Maker, the principal sum of Forty-Five Million and No/100 Dollars ($45,000,000), with interest as provided in this Note. This Note is executed by Maker and delivered to Payee in accordance with the terms of a Securities Purchase Agreement by and among Maker, Payee, Sedona Development Partners, LLC, David V. Cavan and Cavan Management Services, L.L.C. dated November 3, 2006 (the “Agreement”).

1. Principal and Interest; Maturity. This Note shall bear interest on the unpaid principal amount hereof at the rate of eight percent (8%) per annum; provided that, following an Event of Default (as defined below), this Note shall bear interest at the default rate of twelve percent (12%) per annum. Interest on the Note shall be computed on the basis of a 365 or 366-day year, as applicable, and the actual number of days elapsed, and all accrued but unpaid interest shall be payable in cash on                          , 2008 and semi-annually thereafter on each          and         . Subject to prior conversion or prepayment, in each case in accordance with the terms hereof, and subject to the terms and provisions of the Escrow Agreement (as defined in the Agreement) and Section 6(a) hereof and the subordination provisions herein, Maker shall pay the principal balance of this Note, without set-off, deduction or counterclaim, together in each case with all accrued and unpaid interest thereon, on                          , 2011. All payments of principal and interest on this Note shall be made by Maker in lawful money of the United States of America in immediately available funds not later than 11:00 a.m., Phoenix, Arizona time, on the date such payment is due or, if such date is not a business day, then on the next succeeding business day, by wire transfer to the bank account designated by Payee in writing to Maker at least three business days prior to such payment date.

2. Prepayment. Maker shall have the right and privilege of prepaying all or any part of the principal of this Note at any time without notice, premium or penalty. All payments on this Note shall be applied first, to any outstanding charges hereunder, and then to accrued interest, and then to principal.

3. Conversion. All of outstanding principal amount of this Note shall be converted into shares of the common stock of Maker (the “Common Stock”), on the basis of one share of such stock for each $6.4285714 (the “Conversion Price”) in principal amount of this Note (i) at Payee’s option at any time during the 30-day period commencing on the first anniversary of the Closing Date (as defined in the Agreement), but not thereafter, or (ii) automatically if at any time after the first anniversary of the Closing Date (as defined in the Agreement) the average daily closing price of a share of the Common Stock on the American Stock Exchange (or such other securities exchange as the Common Stock may from time to time be listed) during the preceding 20 trading days equals or exceeds the Conversion Price. Maker shall have no obligation to pay any interest on this Note accrued but unpaid at the time of conversion, and the requirement to pay such interest shall be deemed waived. Conversion pursuant to clause (i) above shall be effected by the surrender of this Note at the principal office of Maker (or such other office or agency of Maker in the continental United States as Maker may designate by notice in writing to Payee) at any time during such 30-day period during usual business hours, together with notice in writing that Payee wishes to convert all of the principal amount outstanding of this Note, which notice shall also include instructions for delivery of the Common Stock to Payee. Conversion pursuant to clause (i) above shall be deemed to have been effected as of the close of business on the date on which this Note shall have been surrendered and such notice shall have been received, and conversion pursuant to clause (ii) above shall be deemed to have occurred upon the close of business on the last day in the 20-day trading period described in such clause (ii) above, and at such time (in either case, the “Conversion Date”) the rights of Payee with respect to the principal amount of this Note converted shall cease and Payee shall be deemed to have become the holder of record of the shares of Common Stock issuable upon conversion. As promptly as reasonably practicable after the Conversion Date, Maker shall deliver, or cause to be delivered, to Payee certificates representing the number of shares of Common Stock issuable by reason of such conversion registered in the name of Payee; provided, however, in the case of conversion pursuant to clause (ii) above, Maker shall not be obligated to deliver such certificates until Payee has surrendered this Note at the principal office of Maker (or such other office or agency of Maker in the continental United States as Maker may designate by notice in writing to Payee). The Conversion Price will be appropriately and equitably adjusted for any stock split, stock dividend, combination, reclassification or similar event with respect to the Common Stock.

4. Subordination. Payee understands and agrees that all amounts payable under this Note, whether for principal, interest or expenses, and the enforcement of Payee’s rights in respect thereof, shall be subordinate and junior to all Senior Indebtedness (as defined below). If any default occurs in the payment of the principal of or premium or interest on any Senior Indebtedness (whether as a result of the acceleration thereof by the holder of any Senior Indebtedness or otherwise) (a “Payment Default”), then during the continuance of such default and until such payment has been made or such default has been cured or waived in writing by the holder of the Senior Indebtedness, no payment of principal or interest or other amount on this Note shall be made by Maker or accepted by Payee and Payee shall not demand or exercise remedies to enforce or collect such amounts (but may accelerate this Note as provided in clauses (b) through (d) of Section 5 of this Note). In addition, no payment of principal or interest or other amount on this Note shall be made by Maker or accepted by Payee and Payee shall not demand or exercise remedies to enforce or collect such amount if the following three conditions shall exist: (i) any default other than a Payment Default occurs on any Senior Indebtedness, (ii) Payee has received written notice (“Default Notice”) of such default from Maker or the holder of such Senior Indebtedness and (iii) such default shall not have been cured by Maker or waived in writing by the holder of the Senior Indebtedness and less than 180 days shall have elapsed after the date of receipt by Payee of the Default Notice; provided, however, that nothing in this sentence shall affect the ability of Payee to accelerate this Note as provided in clauses (b) through (d) of Section 5 of this Note). The term “Senior Indebtedness” shall mean money borrowed (including without limitation all principal, interest (whether or not allowed in a proceeding), fees and all other amounts owing in connection therewith) from, or otherwise represented by notes payable to, a bank or other financial institution or institution in the business of lending money which is secured in whole or in part by any assets or property of Maker and/or any of its direct or indirect subsidiaries. Any payments received by Payee in violation of the foregoing provisions shall be deemed to be held in trust by Payee for the benefit of the applicable payee of the Senior Indebtedness. Payee agrees, at the request of any payee of Senior Indebtedness, to execute such additional documents and instruments which any payee of Senior Indebtedness may reasonably request to carry out the foregoing and other customary subordination provisions. Except as set forth in the Escrow Agreement (as defined in the Agreement) and Section 6(a) hereof, nothing contained in this Section 4 or elsewhere in this Note is intended to or shall impair as between Maker, its creditors other than the holders of Senior Indebtedness, and Payee, the obligation of Maker, which is unconditional and absolute, to pay to Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of Payee and the creditors of Maker other than the holders of Senior Indebtedness, nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law upon the occurrence of an Event of Default under this Note, subject to the rights, if any, under this Section 4 of the holders of Senior Indebtedness in respect of cash or other property of Maker received upon the exercise of any such remedy. Payee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. In the event that Maker fails to make a payment on account of principal of or interest on or other amounts due in respect of this Note by reason of any provision of this Section 4, such failure shall constitute an Event of Default hereunder, and the fact that such failure resulted from the application of this Section 4 shall not be construed as preventing the occurrence of, or mitigating, such Event of Default.

5. Events of Default. In each case of the happening of any of the following events (each of which is herein sometimes called an “Event of Default”):

(a) Default in the payment of any amount due under this Note for more than seven (7) days after the date when the same shall become due and payable;

(b) Acceleration of the payment of any principal, interest or applicable premium, if any, due, prior to the stated maturity or payment date thereof, pursuant to any bond, debenture, note or other evidence of indebtedness or under one or more mortgages, indentures or instruments under which there may be issued, or by which there may be secured or evidenced, any indebtedness of Maker or any subsidiary of Maker, whether such indebtedness now exists or shall hereafter be created, in an aggregate amount which exceeds $5,000,000;

(c) Maker (i) is unable or admits in writing its inability to pay its monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence a trustee, receiver, or other custodian is appointed for Maker or its property or any part thereof, and such appointment is not discharged within ninety days; or

(d) Commencement of any case under the Bankruptcy Code, Title 11 of the United State Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Maker and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed within ninety days of the filing thereof; then, subject to Section 4 hereof, in every such Event of Default and at any time thereafter during the continuance of such Event of Default, this Note shall, at the option of Payee, immediately become due and payable, both as to principal, interest and any other amounts due hereunder without presentment, demand or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding. Subject to Section 4 hereof, in case any one or more Events of Default shall occur and be continuing, Payee may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon Payee shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise. In the event that Payee shall exercise or endeavor to exercise any remedies hereunder, Maker shall pay on demand all reasonable costs and expenses incurred in connection therewith or in connection with any reorganization, bankruptcy, insolvency, readjustment of debt, dissolution or liquidation of Maker, including, without limitation, reasonable attorneys’ fees and disbursements, and Payee may take judgment for all such amounts in addition to all other sums due hereunder.

6. Miscellaneous.

(a) Pursuant to the provisions of Article 10 of the Agreement, Payee has agreed to indemnify Maker and its Affiliates (as defined in the Agreement) for certain Losses (as defined in the Agreement). Maker shall have the right (without prior notice and when permitted by law) to set-off or recoup all amounts due from Payee to Maker as indemnification for Losses by a dollar for dollar reduction in the principal amount of this Note and any interest hereunder subject to and in accordance with the provisions of Section 10.6 of the Agreement. For clarity, it is agreed that no payment of interest shall be made on this Note so long as this Note shall be held in the Escrow Fund. If Maker, at a time when this Note is not held in the Escrow Fund, determines to make a claim for indemnification pursuant to Article 10 of the Agreement and elects to set off obligations owed under this Note in accordance with Article 10, Maker shall delay making any payment otherwise owed hereunder; provided, however, that if Maker’s good faith estimate of the maximum Losses (the “Estimated Amount”) is less than the outstanding principal amount of this Note, then, for purposes of determining any payment owed under this Note prior to such time as the claim is resolved, (i) the outstanding principal balance of this Note shall be reduced by the Estimated Amount and (ii) interest payments shall be computed based on the outstanding principal balance reduced as provided in clause (i). When a final determination is made as to the indemnity claim, (A) the outstanding principal balance will be appropriately reduced (to the extent the claim is successful), (B) any interest in respect of outstanding principal shall be recomputed and, to the extent owed, paid based on the principal as adjusted and (C) to the extent that, after giving effect to any set off or reduction of this Note provided for herein, Maker shall be obligated to make any payment hereunder that would otherwise have been due on an earlier date, Maker shall make such payment within 10 days after the date on which the amount of the reduction is finally determined; provided that in no event shall Maker be required to pay any default interest, late fee or charge or the like or be considered in default so long as such payment is made in such 10-day period. For purposes of calculating Payee’s indemnification obligations (and any applicable caps and limitations set forth in the Agreement), only the amount of principal that is set off or reduced hereunder shall be included (that is, foregone interest shall not be considered payments made). In addition, if this Note is converted into Common Stock when not held in the Escrow Fund and Maker has made a claim for indemnification pursuant to Article 10 and sought to set off against this Note, Maker shall deliver to Payee a stock certificate representing the number of shares of Common Stock equal to the shares of Common Stock to be issued pursuant to Section 3 hereof less a number of shares of Common Stock equal to the Estimated Amount divided by the Conversion Price; provided that if, when a final determination is made as to the indemnity claim, the actual Losses are less than the Estimated Amount, Maker shall deliver to Payee a stock certificate representing the number of shares of Common Stock equal to (y) the difference between the actual Losses and the Estimated Amount divided by (z) the Conversion Price; and the remainder of such shares shall be deemed forfeited by Payee and cancelled.

(b) The failure of Payee to exercise any of its rights hereunder or the waiver of such rights in any particular instance shall not be deemed a waiver of Payee’s right to accelerate upon a future default by Maker. No delay in the exercise thereof shall be deemed a waiver of such option, nor shall any notice of intention to exercise such option be necessary.

(c) Except as otherwise provided herein, Maker and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, and all other notice, filing of suit and diligence in collecting this Note or enforcing any of the security henceforth, and agree to any substitution, exchange or release of any of such security or the release of any property primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment by them of this Note to first institute suit or exhaust their remedies against any Maker or others liable hereafter, or to enforce their rights against any security hereafter and consent to any extension or postponement of time of payment of this Note or any other indulgence with respect hereto, without notice thereof to any of them.

(d) This Note will be construed and interpreted in accordance with the laws of the State of Delaware.

(e) Maker agrees to pay on demand all reasonable expenses or other costs, including reasonable attorneys’ fees and expert witness fees, incurred by Payee in connection with the enforcement or collection against Maker of any provision of this Note, including in any state or federal bankruptcy or reorganization proceeding.

[Signature page follows.]

THIS NOTE AND THE SHARES OF COMMON STOCK ACQUIRABLE ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION SHALL BE SATISFACTORY TO MAKER, THAT SUCH REGISTRATION IS NOT REQUIRED.

COLD SPRING CAPITAL INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED

AS OF THE DATE FIRST WRITTEN ABOVE;

BY SIGNING BELOW, THE UNDERSIGNED

PAYEE ACKNOWLEDGES AND CONSENTS

ON BEHALF OF ITSELF AND ANY SUBSEQUENT

ASSIGNEES OR HOLDERS OF THIS NOTE TO THE

SUBORDINATED NATURE OF THE OBLIGATIONS

OWED UNDER THIS NOTE AND APPLICABLE

RESTRICTIONS ON TRANSFER IN ACCORDANCE HEREWITH:

SEVEN CANYONS INVESTORS, L.L.C.

By:	Cavan Management Services, L.L.C.
Manager

By:
Name:
Title:

[SIGNATURE PAGE TO CONVERTIBLE NOTE]

Exhibit 8.1(k)

ESCROW AGREEMENT

This Escrow Agreement is entered into as of                          , 2007 (the “Escrow Agreement”), by and among Seven Canyons Investors, LLC, an Arizona limited liability company (the “Seller”), Cold Spring Capital Inc., a Delaware corporation (the “Purchaser”), and Mellon Trust of New England, N.A., a national banking association, as escrow agent (the “Escrow Agent”). The Seller and the Purchaser are referred to herein collectively as the “Escrow Parties.”

Introduction

The Purchaser, Sedona Development Partners, LLC, an Arizona limited liability company (the “Company”), the Seller, David V. Cavan and Cavan Management Services, L.L.C. have entered into a Securities Purchase Agreement dated as of November 3, 2006 (the “Purchase Agreement”), pursuant to which the Purchaser will purchase the Securities from the Seller. Pursuant to Section 1.5 of the Purchase Agreement, the Purchaser shall deliver the Escrow Amount (as hereinafter defined) to the Escrow Agent as security for the indemnification obligations of the Seller under Article 10 of the Purchase Agreement. The Seller and the Purchaser desire to appoint the Escrow Agent as the escrow agent for the Escrow Amount, and the parties hereto wish to specify their respective rights and obligations with respect to the Escrow Account (as defined below) established under this Escrow Agreement.

Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Appointment of Escrow Agent. Mellon Trust of New England, N.A. is hereby appointed as Escrow Agent under this Escrow Agreement and the Escrow Agent hereby accepts such appointment.

2. Deposit of Escrow Amount. On the date hereof, the Purchaser shall deliver the Escrow Amount to the Escrow Agent in accordance with Section 1.5 of the Purchase Agreement and the terms and conditions hereof. The Escrow Amount shall be held hereunder by the Escrow Agent (the “Escrow Account”) as security for the indemnification obligations of the Seller under Article 10 of the Purchase Agreement, as more specifically set forth therein. As used herein, the term “Escrow Amount” means the $1,000,000 of cash (the “Escrow Cash”) and $7,500,000 in principal amount of Convertible Notes (the “Escrow Note”) initially placed in the Escrow Account hereunder, together with all interest, dividends and other income earned and accrued with respect thereto, and any shares of Common Stock issued upon conversion of the Escrow Note (“Escrow Shares”), less amounts distributed from the Escrow Account from time to time in accordance herewith. The Escrow Note and the stock certificate representing any Escrow Shares will registered in the name of the Escrow Agent as nominee for the Seller. In the event that some or all of the Escrow Note or any Escrow Shares are to be released to the Seller pursuant hereto, the Purchaser shall cause such Escrow Note or the Escrow Shares, as the case may be, to be registered in the name of the Seller.

The Escrow Agent shall deposit any cash included in the Escrow Account in one or more interest-bearing deposit accounts at Mellon Trust of New England, N.A. in accordance with such written instructions and directions as may from time to time be provided to the Escrow Agent by the Purchaser until the such cash is released pursuant to the terms and conditions of this Escrow Agreement; provided that, notwithstanding any such written instructions or directions, the Escrow Agent shall not deposit any such cash in any accounts or instruments that have a maturity of more than 30 days. In the event that the Escrow Agent does not receive such written instructions, the Escrow Agent shall deposit any cash included in the Escrow Account in money market accounts at Mellon Trust of New England, N.A., in each case having maturity dates that permit payments to be made from the Escrow Amount in accordance with the terms hereof. Deposits shall in all instances be subject to the Escrow Agent’s standard funds availability policy. The Escrow Agent shall not be responsible for any loss due to interest rate fluctuation or early withdrawal penalty. The Purchaser and the Seller understand that deposits of the cash are not necessarily insured by the United States Government or any agency or instrumentality thereof, or of any state or municipality, and that such deposits do not necessarily earn a fixed rate of return. In no instance shall the Escrow Agent have any obligation to provide investment advice of any kind. The Escrow Agent shall not be liable or responsible for any loss resulting from any deposits made pursuant to this Section 2, other than as a result of the bad faith, gross negligence or willful misconduct of the Escrow Agent.

3. Disposition of Escrow Amount.

(a) If, at any time on or prior to one year following the date of this Escrow Agreement (the “Escrow Termination Date”), the Purchaser believes that it is entitled to indemnification from the Seller pursuant to Article 10 of the Purchase Agreement, the Purchaser shall deliver to the Escrow Agent and the Seller, prior to the Escrow Termination Date, a written notice (a “Claim Notice”) specifying in reasonable detail the facts constituting the basis for such indemnification claim (a “Claim”) and the amount sought therefor, or an estimate thereof, by the Purchaser from the Escrow Amount (a “Claimed Amount”). From the date that a Claim Notice is received by the Escrow Agent (notice of such date shall be given by the Escrow Agent to the Seller), the Seller shall have 15 days (the “Notice Period”) to deliver to the Escrow Agent, with copies to the Purchaser, contrary instructions disputing the Claim Notice and specifying in reasonable detail why the Purchaser is not entitled to the Claimed Amount (a “Dispute Notice”). If the Escrow Agent does not receive a Dispute Notice prior to 5:00 p.m. (Eastern Time) of the last day of the Notice Period, the Escrow Agent shall promptly release the Claimed Amount to the Purchaser according to the disbursement instructions in the Claim Notice. If the Escrow Agent receives a Dispute Notice prior to 5:00 p.m. (Eastern Time) of the last day of the Notice Period, the Escrow Agent shall make payment to the Purchaser only with respect to the amount not disputed by the Dispute Notice and shall continue to hold in the Escrow Account the disputed portion of Claimed Amount described in the Dispute Notice until (x) it shall receive Joint Written Instructions (as defined below) as to the disposition of such sum or (y) it shall be otherwise ordered by a court of competent jurisdiction (a “Court Order”). Amounts to be released to the Purchaser under this Section 3(a) shall be released first from the cash in the Escrow Account and then, to the extent there remains no cash in the Escrow Account, from the Escrow Note or the Escrow Shares. If less than all of the Escrow Note is to be released hereunder, then the Purchaser shall, as a condition to such release, deliver to the Escrow Agent a new Escrow Note in the principal amount that is to remain in the Escrow Account after such partial release. If less than all of the Escrow Shares are to be released hereunder, then the Purchaser shall, as a condition to such release, deliver or cause to be delivered to the Escrow Agent a new stock certificate representing the Escrow Shares that are to remain in the Escrow Account after such partial release.

(b) If the Purchaser believes that a Claim constitutes, or may upon final resolution constitute, a basis for a Claimed Amount hereunder, then the Purchaser may submit a Claim Notice even though such Claim may be uncertain or unresolved or the exact amount of any Claimed Amount may be unknown at the time of such Claim Notice. The Purchaser may estimate the maximum amount of exposure with respect to any Claim and such estimated amount shall constitute a Claimed Amount for purposes of this Section 3.

(c) Notwithstanding anything to the contrary in this Escrow Agreement, if the Escrow Agent receives written instructions from both of the Escrow Parties, or their respective successors or assigns, substantially in the form of Exhibit A, as to the disbursement of some or all of the Escrow Amount (the “Joint Written Instructions”), the Escrow Agent shall disburse the Escrow Amount pursuant to such Joint Written Instructions.

(d) Promptly following the Escrow Termination Date, but in any event not later than three business days after the Escrow Termination Date, the Escrow Agent shall release to the Seller an amount equal to the Escrow Amount as of the Escrow Termination Date less any Claimed Amounts required to be retained as of the Escrow Termination Date pursuant to Section 3(a) above. Any portion of the Escrow Amount that is held by the Escrow Agent beyond the Escrow Termination Date pursuant to the prior sentence shall be released by the Escrow Agent to the Seller or to the Purchaser, as the case may be, at such time as a Joint Written Instruction or a Court Order is delivered to the Escrow Agent.

(e) This Escrow Agreement and all of the obligations of the Escrow Agent hereunder shall terminate upon the release of the entirety of the Escrow Amount by the Escrow Agent pursuant to this Section 3.

(f) For purposes of compensating the Purchaser for its Losses (as defined in the Purchase Agreement) pursuant to this Agreement, each Escrow Share, if any, shall be valued at $6.4285714 (the “Purchaser Stock Price”), and the Escrow Note and the Escrow Cash shall be valued at their respective face values. If some or all of the value to be distributed to the Purchaser (or to the Seller upon termination of the escrow) consists of Escrow Shares but such value is not evenly divisible by the Purchaser Stock Price, the number of Escrow Shares to be distributed will be rounded down to the next highest number of shares. In lieu of the fractional interest not distributed, the Purchaser shall furnish to the Escrow Agent, and the Escrow Agent in turn will distribute to the Seller or the Purchaser, as applicable, cash equal to such fractional interest times the Purchaser Stock Price. The Escrow Agent shall have no duty or obligation with respect to the preceding sentence unless and until it has received sufficient cash from the

Purchaser with respect to its duties and obligations pursuant to the preceding sentence. The Purchaser shall be deemed to have purchased the fractional interest with respect to which it has furnished funds to the Escrow Agent. In all events, the Purchaser shall so purchase only a whole number of shares. The Purchaser Stock Price shall be appropriately, equitably adjusted for any stock splits, stock dividends, combinations or the like, and any securities received by the Escrow Agent upon a stock split, stock dividend, combination or the like shall be added to the Escrow Account and become a part thereof.

4. Payments from Escrow Amount. All payments of cash from the Escrow Account shall be made by wire transfer of immediately available funds to the party receiving the distribution.

Any wire transfers shall be made subject to, and in accordance with, the Escrow Agent’s normal electronic funds transfer procedures in effect from time to time. The Escrow Agent shall be entitled to rely upon all bank and account information provided to the Escrow Agent by any of the Escrow Parties. The Escrow Agent shall have no duty to verify or otherwise confirm any written wire transfer instructions but it may do so in its discretion on any occasion without incurring any liability to any of the Escrow Parties for failing to do so on any other occasion. The Escrow Agent shall process all wire transfers based on bank identification and account numbers rather than the names of the intended recipient of the funds, even if such numbers pertain to a recipient other than the recipient identified in the payment instructions. The Escrow Agent shall have no duty to detect any such inconsistencies and shall resolve any such inconsistencies by using the account number.

5. Rights, Responsibilities and Liability of Escrow Agent.

(a) This Escrow Agreement sets forth, exclusively, the duties of the Escrow Agent and no additional duties or obligations shall be inferred herefrom or implied hereby. The Escrow Agent’s duties shall be determined only with reference to this Escrow Agreement and applicable laws. The Escrow Agent is not charged with knowledge of or any duties or responsibilities under any agreement or understanding to which the agency created hereby relates, including, without limitation, the Purchase Agreement.

(b) Except in cases of the Escrow Agent’s bad faith, willful misconduct or gross negligence, the Escrow Agent shall be fully protected (i) in acting in reliance upon any certificate, statement, request, notice, advice, instruction, direction, other agreement or instrument or signature reasonably and in good faith believed by the Escrow Agent to be genuine, or (ii) in assuming that any person purporting to give the Escrow Agent any of the foregoing in accordance with the provisions hereof, or in connection with either this Escrow Agreement or the Escrow Agent’s duties hereunder, has been duly authorized to do so. The Escrow Agent shall not be liable for any mistake of fact or law or any error of judgment, or for any act or omission, except as a result of its bad faith, willful misconduct or gross negligence. The Escrow Agent shall not be responsible for any loss incurred upon any investment made under circumstances not constituting bad faith, willful misconduct or gross negligence.

In connection with any payments that the Escrow Agent is instructed to make by wire transfer, the Escrow Agent shall not be liable for the acts or omissions of (i) any Escrow Party or other person providing such instructions, including without limitation errors as to the amount, bank information or bank account number; or (ii) any other person or entity, including without limitation any Federal Reserve Bank, any transmission or communications facility, any funds transfer system, any receiver or receiving depository financial institution, and no such person or entity shall be deemed to be an agent of the Escrow Agent.

Without limiting the generality of the foregoing, it is hereby agreed that in no event will the Escrow Agent be liable for any lost profits or other indirect, special, incidental or consequential damages which the parties may incur or experience by reason of having entered into or relied on this Escrow Agreement or arising out of or in connection with the Escrow Agent’s services, even if the Escrow Agent was advised or otherwise made aware of the possibility of such damages. In no event shall the Escrow Agent be liable for acts of God, breakdowns or malfunctions of machines or computers, interruptions or malfunctions of communications or power supplies, labor difficulties, actions of public authorities, acts of war, or any other similar cause or catastrophe beyond the Escrow Agent’s reasonable control.

(c) The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the advice of such counsel.

(d) The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless it shall have specifically consented thereto in writing.

(e) Except as provided in Section 5(i) hereof, the Escrow Agent shall hold the Escrow Amount and provide the other services described in this Escrow Agreement free of charge. Except as provided in Section 5(i) hereof, neither the Seller nor the Company shall have any obligation whatsoever to reimburse the Escrow Agent, from the Escrow Amount or otherwise, for any costs, fees or expenses including, without limitation, fees and expenses of counsel, which the Escrow Agent may incur in connection with the discharge of its duties hereunder or the exercise of or enforcement by the parties of their respective rights hereunder.

(f) The Escrow Agent may resign by giving notice in writing to the Escrow Parties of such resignation, specifying a date when such resignation shall take effect (which shall in no event be earlier than 15 business days after the giving of such notice). Thereafter, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Amount and the interest thereon as depository. Promptly upon receipt of such notice, the Escrow Parties shall agree in writing upon a successor escrow agent who shall be mutually acceptable to them; provided that, if the Escrow Parties are unable to agree upon a successor escrow agent within ten business days of receipt of such notice, the Seller and/or the Purchaser may petition any court of competent jurisdiction for the appointment of such successor escrow agent or other appropriate relief and any such resulting appointment shall be binding upon the parties hereto. Any such successor escrow agent shall deliver to the Escrow Parties and to the Escrow Agent a written instrument accepting such appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder, and shall be entitled to receive the Escrow Amount and the interest thereon to hold in escrow pursuant to the terms and conditions hereof. The Escrow Agent shall deliver all of the Escrow Amount and the interest thereon to the successor escrow agent approved hereunder.

The Escrow Parties acting together shall have the right to terminate the appointment of the Escrow Agent, specifying the date upon which such termination shall take effect. Thereafter, the Escrow Agent shall have no further obligation to the Escrow Parties except to hold the Escrow Account as depository and not otherwise. The Escrow Parties agree that they will jointly appoint a banking corporation, trust company or attorney as successor escrow agent. The Escrow Agent shall refrain from taking any action until it shall receive joint written instructions from all of the Escrow Parties designating the successor escrow agent. The Escrow Agent shall deliver all of the Escrow Account to such successor escrow agent in accordance with such instructions and upon receipt of the Escrow Account, the successor escrow agent shall be bound by all of the provisions of this Escrow Agreement.

(g) In the event of any dispute between the Seller and the Purchaser, or between the Escrow Agent and any one or more of the other parties hereto, with regard to the Escrow Agent or its duties, or any other matter concerning the disposition of the Escrow Amount, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, it may, without liability to any person, refrain from taking any action other than to keep safely the Escrow Amount and the interest thereon until the Escrow Agent shall receive a joint written instruction from the Escrow Parties.

(h) The Escrow Parties authorize the Escrow Agent, if the Escrow Agent is threatened with litigation or is sued in connection with this Escrow Agreement, or, at the Escrow Agent’s option, in the event of a dispute or any good faith uncertainty in connection with this Escrow Agreement, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Amount with the clerk of that court. In the event of any dispute hereunder, the Escrow Agent shall be entitled to petition a court of competent jurisdiction and shall perform any acts ordered by such court.

(i) The Seller and the Purchaser, hereby jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any and all claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and expenses (including reasonable legal fees and expenses of an attorney chosen by the Escrow Agent) as and when incurred, arising out of or based upon any act, omission, alleged act or alleged omission by the Escrow Agent or any other cause in any case in connection with the acceptance of, or performance or non-performance by the Escrow Agent of any of the Escrow Agent’s duties under this Escrow Agreement, except as a result of the Escrow Agent’s bad faith, willful misconduct or gross negligence. As among the Escrow Parties, it is agreed that any such indemnification obligation shall be shared fifty percent (50%) by the Seller and fifty percent (50%) by the Purchaser. In no event shall any obligation to indemnify the Escrow Agent under this Section 5(i) be satisfied or partially satisfied by the Escrow Agent setting off or claiming against, or retaining or attaching any of, the Escrow Amount or by non-performance by the Escrow Agent of any of its duties hereunder; provided that the parties agree that the Escrow Agent shall be entitled to withhold any distribution otherwise required to be made from the Escrow Account if any amounts owed to the Escrow Agent hereunder remain unpaid on the date such distribution would otherwise be made.

(j) Notwithstanding anything herein to the contrary, the provisions of Sections 5(b) and 5(i) hereof shall survive any resignation or removal of the Escrow Agent, and any termination of this Escrow Agreement.

6. Customer Identification and Tax Withholding and Reporting. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each individual or entity that opens an account. Therefore, the Escrow Agent must obtain the name, address, taxpayer or other government identification number, and other information, such as date of birth for individuals, for each individual and business entity that is a party to this Escrow Agreement. For individuals signing this Escrow Agreement on their own behalf or on behalf of another, the Escrow Agent requires a copy of a driver’s license, passport or other form of photo identification. For business and other entities that are parties to this Escrow Agreement, the Escrow Agent will require such documents as it deems necessary to confirm the legal existence of the entity.

At the time of or prior to execution of this Escrow Agreement, any Escrow Party providing a tax identification number for tax reporting purposes shall provide to the Escrow Agent a completed IRS Form W-9 (for United States Persons) or IRS Form W-8 (for non-United States persons), or any successor forms with respect to any interest or gains earned on the Escrow Amount, and every individual executing this Escrow Agreement on behalf of an Escrow Party shall provide to the Escrow Agent a copy of a driver’s license, passport or other form of photo identification acceptable to the Escrow Agent. The Escrow Parties agree to provide to the Escrow Agent such organizational documents and documents establishing the authority of any individual acting in a representative capacity as the Escrow Agent may require in order to comply with its established practices, procedures and policies.

The Escrow Agent is authorized and directed to report all interest and other income earned on the Escrow Amount in accordance with the Form W-9 information provided to the Escrow Agent by the Seller. The Escrow Parties understand that, in the event Seller’s tax identification number is not certified to the Escrow Agent, the Internal Revenue Code of 1986, as amended from time to time, may require withholding of a portion of any interest or other income earned on the Escrow Account.

It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned or investment of funds which are a part of the Escrow Amount, and is not responsible for any other reporting.

7. Accounting. On a monthly basis, the Escrow Agent shall render a written statement setting forth the balance of the Escrow Account, all interest earned and all distributions made, which statements shall be delivered to the following addresses:

Address 1:	Cavan Management Services, L.L.C.
15333 North Pima Road
Suite 305
Scottsdale, Arizona 85260
Attention: Thomas Kell
Facsimile: 480.627.7010
E-mail: tkell@cavan.net

Address 2:	Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840
Attention: Joseph S. Weingarten
Facsimile: 203.966.9478
E-mail: jweingarten@coldspringcapital.com

8. Notices. All notices, demands and communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given and received (a) if delivered personally, (b) three business days after being mailed, certified mail, return receipt requested, (c) one business day after being sent by nationally recognized overnight delivery service, or (d) if sent via facsimile, email or similar electronic transmission during normal business hours, as evidenced by mechanical confirmation of such facsimile, email or other similar electronic transmission:

(i)

If to the Seller, to:

Cavan Management Services, L.L.C.
15333 North Pima Road
Suite 305
Scottsdale, Arizona 85260
Attention: Thomas Kell
Facsimile: 480.627.7010
E-mail: tkell@cavan.net

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.
3003 N. Central Avenue
Suite 2600
Phoenix, Arizona 85012-2913
Attention: Gregg Hanks
Facsimile: 602.916.5509
E-mail: ghanks@fclaw.com

(ii)

If to the Purchaser, to:

Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840
Attention: Joseph S. Weingarten
Facsimile: 203.966.9478
E-mail: jweingarten@coldspringcapital.com

with a copy (which shall not constitute notice) to:

Choate, Hall & Stewart LLP
Two International Place
Boston, Massachusetts 02110
Attn: William P. Gelnaw, Jr.
Facsimile: 617.248.4000

Email: wgelnaw@choate.com

(iii)

If to the Escrow Agent, to:

Mellon Trust of New England, N.A.
One Boston Place
Boston, Massachusetts 02108
Attn: Darci A. Buchanan or Matt Romero
Facsimile: 617-248-3199
Email: buchanan.da@mellon.com or
romerom@mellon.com

Any party (and any other person designated to receive notice) may change its address for notice by delivery to all other parties of notice to such effect in the manner set forth herein.

9. General.

(a) Termination. This Escrow Agreement and all the obligations of the Escrow Agent hereunder shall terminate upon the earliest to occur of (i) the release of the entirety of the Escrow Amount by the Escrow Agent or (ii) the deposit of the entirety of the Escrow Amount by the Escrow Agent in accordance with Section 5(h) hereof.

(b) Survival. Notwithstanding anything in the Escrow Agreement to the contrary, the provisions of Section 5 shall survive any resignation or removal of the Escrow Agent and any termination of this Escrow Agreement.

(c) Entire Agreement. This Escrow Agreement constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

(d) Modifications; Waiver. This Escrow Agreement may be amended, modified or waived only by written agreement of (i) the Seller, (ii) the Purchaser and (iii) the Escrow Agent. No course of conduct shall constitute a waiver of any terms or conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

(e) Further Assurances. If at any time the Escrow Agent shall determine or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions of this Escrow Agreement and the transactions contemplated by this Escrow Agreement, the Escrow Parties shall execute and deliver any and all such agreements or other documents, and do all things reasonably necessary or appropriate to carry out fully the provisions of this Escrow Agreement.

(f) No Third Party Beneficiaries; Assignment. This Escrow Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Escrow Agreement shall inure to the benefit of and be binding upon the successors, heirs, personal representatives, and permitted assigns of the parties. This Escrow Agreement is freely assignable by the Escrow Parties; provided, however, that no assignment by such party, or it successors or assigns, shall be effective unless prior written notice of such assignment is given to the other parties, including, without limitation, the Escrow Agent. This Escrow Agreement may not be assigned by the Escrow Agent, except that upon prior written notice to the Escrow Parties, the Escrow Agent may assign this Escrow Agreement to an affiliated or successor trust company or other qualified bank entity.

(g) Section Headings. The section headings contained in this Escrow Agreement are inserted for purposes of convenience of reference only and shall not affect the meaning or interpretation of this Escrow Agreement.

(h) Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law.

(i) Counterparts and Electronic Execution. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Escrow Agreement and of signature pages by facsimile, email or other similar electronic transmission shall constitute effective execution and delivery of this Escrow Agreement as to the parties and may be used in lieu of the original Escrow Agreement for all purposes (and such signatures of the parties transmitted by facsimile, email or other similar electronic communication shall be deemed to be their original signatures for all purposes).

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement, all as of the date first written above.

THE SELLER:

SEVEN CANYONS INVESTORS, LLC

By:	Cavan Management Services, L.L.C., Manager

By:
Name:
Title:

THE PURCHASER:

COLD SPRING CAPITAL INC.

By:
Name:
Title:

THE ESCROW AGENT:

MELLON TRUST OF NEW ENGLAND, N.A.

By:
Name:
Title:

[Signature Page to Escrow Agreement]

Exhibit A

JOINT WRITTEN INSTRUCTIONS
FOR RELEASE FROM ESCROW ACCOUNT

Pursuant to Section 3 of the Escrow Agreement dated as of                          , 2007, by and among Seven Canyons Investors, LLC, an Arizona limited liability company (the “Seller”), Cold Spring Capital Inc., a Delaware corporation (the “Purchaser”), and Mellon Trust of New England, N.A., a national banking association, as escrow agent (the “Escrow Agent”), the Seller and the Purchaser hereby instruct the Escrow Agent to release $         in cash, $         in principal amount of Escrow Notes and/or      shares of the Purchaser’s Common Stock from the Escrow Amount in accordance with the following instructions:

Delivery Instructions:

Name:
Address

Wire Instructions:

Account Name:
Account Number:
Bank Name:

Bank ABA Number:
Bank Address:

For credit to:
Special Instructions:

Bank Check:

Payee Name:
Mailing Address:

[Signature page follows.]

THE SELLER:

SEVEN CANYONS INVESTORS, LLC

By:	Cavan Management Services, L.L.C., Manager

By:
Name:
Title:

THE PURCHASER:

COLD SPRING CAPITAL INC.

By:
Name:
Title:

Exhibit 8.1(s)

Sedona Development Partners Management Agreement
Summary Term Sheet

1. Parties. The parties are Cold Spring Capital Inc. (the “Owner”) and Cavan Management Services, L.L.C. (the “Manager”) and their legal successors and permitted assigns. The Owner shall delegate and assign all of its rights and duties hereunder to Sedona Development Partners, and Sedona Development Partners will assume such rights and duties. The Manager may not assign the Agreement or delegate any duties without the prior written consent of the Owner. The Owner may assign the Agreement to any person who acquires title or leasehold title to the Residence Club. The Manager shall be Owner’s exclusive manager of the Seven Canyons Resort, including the golf course, restaurants, shops, fractional ownership units and rental units (collectively, the “Residence Club”), and shall provide services to homeowners’ associations on behalf of Owner pursuant to management agreements between Owner and such associations. during the term of the Agreement, subject to the direction and control of Owner. The Agreement would be signed at the closing of the acquisition.

2. Club Standard; Standard of Care. The Manager shall manage and operate and maintain the Residence Club as a first class private residence club with a goal of maximizing both revenues and profits, including sales of units (the “Club Standard”). Manager’s standard of care in managing the Resort and providing services hereunder shall be that of a prudent and professional manager acting reasonably and exercising sound business judgment.

3. Operation of Residence Club. The Manager shall arrange for or provide all of the personnel, utilities, and supplies necessary or appropriate for the operation of the Residence Club to the Club Standard, at Owner’s expense (subject to the terms of this term sheet). The Residence Club shall be open 12 months a year unless otherwise agreed to by the Owner.

4. Term. The Agreement will have a term of ten years, subject to early termination as provided below. By mutual written agreement of Manager and Owner, the term may be extended for up to two additional successive terms of up to five years each.

5. Safety; Laws. Manager shall maintain and operate the Residence Club and provide services hereunder in compliance in all material respects with applicable laws, rules and regulations, permits and licenses and under and in accordance with reasonable safety precautions and programs.

6. Management Fee; Expenses. Owner shall pay Manager the following fees during the term of the Agreement (i) a base monthly management fee of $25,000 for each month during the term of the Agreement (the “Base Monthly Fee”) and (ii) an additional monthly fee equal to 2.5% of Gross Revenues for the preceding month (the “Additional Monthly Fee”). For purposes of the Agreement, “Gross Revenues” shall mean the total cash collections actually received from the Residence Club, including, but not limited to, dues, fees and charges paid by Club members and guests, receipts from food and beverage services or use of Club facilities, receipts from the operation or use of the Residence Club or any equipment associated therewith (e.g., golf cart and locker fees), rent or other fees paid with respect to the Residence Club’s retail space and casitas; provided, however, that Gross Revenues shall exclude (a) refundable deposits, (b) receipts arising out of the sale of memberships in the Club, lots, villas, fractional interests or condominiums or the sale of memberships in the golf club or course or other memberships, (c) receipt of insurance proceeds, (d) condemnation or eminent domain proceeds or items of a similar nature, (e) gratuities paid to employees or independent contractors, (f) federal, state, county or municipal excise, sale, use, privilege taxes or similar impositions collected from patrons or guests or included as part of the sales price of any goods, services or real estate or related interests, (g) interest, dividend or other income of Owner or its affiliates, (h) any amounts received by Owner in connection with the financing of sales or from the sale, pledging or hypothecation of any mortgages, receivables or the like, (i) amounts received from sales made by licensees, lessees or concessionaires operating at the Residence Club (including, without limitation, golf and tennis professionals, vending machines operators and retail lessees), (j) in the case of service charges, amounts paid to or credited to employees or payroll or (k) amounts payable to third parties pursuant to revenue sharing agreements or similar arrangements (e.g., the Joxy agreement). In addition, Owner shall reimburse Manager for actual out-of-pocket expenses (including, but not limited to, an allocable share of employee overhead costs, based no time and space provided for the benefit of the Residence Club) incurred by it in connection with the performance of its duties under the Agreement; provided that Owner shall not be obligated to make any reimbursement to the extent any item shall exceed the amount budgeted therefor in the applicable budget described in Section 7 below. There will be no fees payable to Manager under or in connection with the Agreement other than those expressly provided for in the Agreement.

Owner shall also be responsible for all costs and expenses (including without limitation salaries and benefits of personnel working exclusively at the Residence Club) of the operation of the Residence Club by Manager that are incurred in accordance with the Agreement. Such costs and expenses will be paid out of the revenue of the Residence Club and if such revenues are insufficient to cover such expenses the Manager shall provide written notice to Owner of additional funding requirements, together with proper supporting documentation, and Owner shall provide such additional funds to the extent reasonably determined by Owner to be reasonably necessary to continue operation of the Residence Club to the Club Standard.

Owner shall not be obligated to pay or reimburse Manager for costs or expenses incurred outside the scope of Manager’s authority or in violation of the Agreement.

7. Budgets and Forecasts. At least 120 days prior to the commencement of each year during the term of the Agreement (other than the first year) Manager shall prepare and submit to Owner for approval operating budgets and revenue and income forecasts and capital budgets for the succeeding year, including detailed assumptions. Owner shall submit revisions on the proposed budgets and forecasts within 45 days after receipt thereof and shall thereafter consider in good faith any further suggestions of Manager but final budgets and forecasts shall be determined by Owner. The operating budget, revenue and income forecast and capital budget for the first year of the term shall be attached to the Agreement. Manager shall operate within the operating budget and the capital budget and shall use commercially reasonable efforts to meet or exceed the revenue and income forecasts, provided that Manager may deviate from the operating budget, without the prior written consent of the Owner to the extent the budget is a function of volume or occupancy.

If there is an emergency situation posing an imminent risk to persons or property, the Manager shall be permitted to take action to protect persons and property and the reasonable costs thereof shall be paid out of the revenue of the Residence Club or reimbursed by the Owner, provided the Manager gives the Owner notice of such condition and expenditures as soon as practicable.

8. Books and Records; Audit. The Manager shall maintain, at Owner’s expense as set forth in the applicable budget or cause to be maintained with Owner’s employees, accurate and complete books, records and accounts regarding the operation of the Residence Club, including without limitation all transactions with the Manager or its affiliates, in accordance with GAAP. Such books, records and accounts shall be available for inspection, copying, review and audit by the Owner and its agents and accountants upon reasonable notice. Manager shall make its employees available to assist in any such inspection, review or audit.

9. Reports. The Manager shall prepare and submit to Owner (electronically if requested by Owner) monthly, quarterly and annual financial information and operating reports of the Residence Club and such other reports as Owner may request and Manager will make its senior managers available to Owner to discuss and expand upon such reports and the operations and results of the Residence Club, and will provide such additional corporate or financial information as reasonably requested by Owner or its accountants.

10. Employees. The officers and employees of Manager shall not be employees of Owner. The Residence Club personnel shall be employed by Owner but shall be under the supervision of Manager, except as otherwise directed by Owner. The salaries and benefits for such personnel shall be recommended by Manager to Owner but shall be finally determined by Owner. Owner may hire or terminate any employee in Owner’s sole discretion and Manager shall recommend to Owner persons to be employed or terminated.

The Residence Club manager or an assistant general manager, who shall be employees of Owner, shall be on site at the Residence Club at all times. Manager and its affiliates shall agree to a non solicitation provision with respect to Owner’s employees and other persons providing services at the Residence Club.

11. Contracts and Bookings. Manager shall have the authority to enter into contracts and advance bookings for the operation and supply of the Residence Club, provided that any contract or booking not entered into in the ordinary course of business or which has any of the following terms shall require the prior written consent of the Owner:

•

having a term or provisions continuing for more than one year or beyond the scheduled end of the term of the Agreement;

•

containing any non competition, non solicitation or exclusivity provision or provisions which would interfere with the ability of the Residence Club to close or continue doing business with the other contracting party after termination of the Agreement;

•

containing pricing terms based on revenue or income of the Residence Club;

•

annual payments in excess of $25,000 per year or $5,000 per month;

•

representing an advance booking (i) at a discount from prevailing rates, or (ii) which covers a period after the end of the term of the Agreement; or

•

containing terms not customary for the private residence club industry or which are less favorable in the aggregate than comparable terms offered to other private residence clubs owned or managed by the Manager or its affiliates.

12. Taxes. Manager shall pay (or cause to be paid through Adminstaff or another acceptable third party) when due all taxes, governmental charges and levies arsing from the operation of the Residence Club, including without limitation payroll taxes with respect to Residence Club personnel, sales and room taxes, and property taxes, provided that such taxes shall be paid out of funds in the Operating Account referred to below. Manager shall indemnify Owner against any claims, fines, penalties or other costs resulting from Manager’s failure to pay any such taxes, charges or levies when due, except in the case where there were insufficient funds in the Operating Account to pay such taxes, charges or other levies when due, the Manager has notified the Owner in advance of the funds needed to make such payment when due and the Owner fails timely to pay such taxes, charges or other levies directly or to provide such amounts to Manager for payment thereof.

13. Most Favored Nation; Affiliate Transactions. The Owner and the Residence Club will be afforded “most favored nation” treatment with respect to all purchases or provision of services or supplies by the Manager or any of its affiliates. Manager may combine purchases of services and supplies for the Residence Club with purchases for other facilities owned or managed by the Manager or its affiliates, provided that the Residence Club shall purchase such services and supplies on the best pricing and other terms (adjusted reasonably for volume and location) on which such services and supplies are made available to other properties owned and/or managed by the Manager and its affiliates, provided that such pricing and other terms are at least as favorable to the Residence Club as could be obtained from an unaffiliated third party in an arm’s length transaction and that the services and supplies so provided are of a kind, quality and quantity consistent with the Club Standard. All rebates, discounts and cost savings shall be passed through to and for the account of the Owner.

14. Pro Rations. In each case where the Manager or an affiliate allocates or pro rates amounts between the Residence Club and other facilities, the Agreement will specify the basis on which such pro rata allocation is to be made or the parties will agree in writing on such allocation.

15. Force Majeure. The obligations of the parties will be subject to events of force majeure. If an event of force majeure causes the Manager to suspend or interrupt services, the Manager and its affiliates shall allocate the available resources among all facilities it owns or manages on a reasonable basis, without giving preference or priority to any facility over the Residence Club.

16. Insurance. Each party will maintain the insurance coverage set forth in the Agreement.

17. Intellectual Property; Names. The parties will each make symmetrically reciprocal representations, warranties and indemnities to each other with respect to software or other intellectual property provided by such party. Manager shall operate and market the Residence Club under such name or names as the Owner shall specify. The Owner shall have sole title to such names and the Manager shall not claim or purport to grant any right, title or interest in or to such names. Each party will maintain the other party’s confidential or proprietary information confidential and Manager shall use confidential or proprietary information of Owner only in the performance of the Agreement.

18. Title to Residence Club. Manager shall have no lien on or interest in the Residence Club or its revenue or profits or the Accounts, or any proceeds of insurance or eminent domain takings, and shall have only a contract claim against the Owner for amounts due Manager under the Agreement. In the event Manager becomes aware of any adverse claim against the Residence Club, it shall notify the Owner promptly and shall cooperate with the Owner in defending against such adverse claim. Manager shall use commercially reasonable efforts to prevent any valid adverse claim or interest from existing or arising with respect to the Residence Club.

19. Bank Accounts. All funds provided by Owner for construction, capital improvements or working capital and all revenue of the Residence Club shall be held, pending use thereof by Manager or Owner in accordance with the Agreement, in interest bearing accounts, in the name of the Owner, in such banking institutions as the Owner shall approve (the “Accounts”). All security and other deposits of the Residence Club shall be deposited by Manager in and held in a separate Account and such deposits may only be withdrawn by Manager if and when permitted or required under the documents under which such deposits were made. All revenue of the Residence Club shall be deposited by Manager in and held in a separate Account and such funds may only be withdrawn by Manager to the extent permitted by the Agreement. The Manager shall use the funds on deposit in an operating account (the “Operating Account”) to pay the expenses of the Residence Club incurred by the Manager in accordance with the Agreement and to pay the fees due to Manager under the Agreement. Prior to the effective date of the Agreement, the Owner shall make an initial deposit into the Operating Account in an amount reasonably determined by Owner to provide sufficient initial working capital for the Residence Club. All funds for construction and capital expenditures shall be deposited by Owner in a separate Account, and such funds may only be withdrawn by Manager with the prior written consent of Owner to fund construction and capital expenditures agreed to in writing by Owner. Reasonable house bank cash funds shall be maintained at the Residence Club for various cashiers as appropriate for making change. All payments made by cashiers shall be charged to the applicable line item, rather than miscellaneous expenses.

20. Licenses. To the extent permitted by the applicable licensing authorities, all licenses and permits shall be in the name of the Owner, and otherwise in the name of Manager. Manager shall, with the cooperation of Owner, arrange for and cause to be maintained in full force and effect and in good standing all licenses and permits required for the ownership and operation of the Residence Club.

21. Termination. As indicated in Section 4 above, the Agreement will have a term of ten years, subject to extension as provided in Section 4 and to earlier termination as provided in this Section. Each party shall have the right to terminate the Agreement in the event of (i) a breach by the other party of a material obligation under the Agreement and such party does not cure such breach within 30 days after notice thereof or, if such breach is not reasonably susceptible to cure within such 30 day period, if such party shall not have commenced to cure such breach within such 30 day period and, having commenced, shall thereafter not complete the curing within 60 days after notice, provided that if a party commits a material breach of the same or a similar provision of the Agreement three or more times in any 90 day period the other party may terminate immediately upon notice; (ii) the operation of the Residence Club is terminated or suspended for any reason beyond the reasonable control of the terminating party (including damage, destruction or eminent domain taking or suspension or revocation of licenses) for a period of more than 90 consecutive days; (iii) bankruptcy events of the other party or material default by the other party under a material agreement of the other party or acceleration of debt obligations, and (iv) other customary events of termination. In addition, the Owner may terminate the Agreement (x) at its option, upon payment to Manager of an amount equal to the Termination Fee or (y) at its option, if, on or before the third anniversary of the Agreement, Dave Cavan ceases for any reason (including death or disability) to be actively involved in the day-to-day operations of Manager, upon payment to Manager of an amount equal to one-half of the Termination Fee (i.e., $500,000). For purposes of the Agreement, the “Termination Fee” shall mean $1,000,000, if such termination occurs before the third anniversary of the Agreement, and shall decrease by $100,000 on such third anniversary and by an additional $100,000 on each anniversary thereafter. Manager may terminate the Agreement at any time after the third anniversary of the Agreement upon 180 days prior written notice to Owner given after such third anniversary.

22. Actions Upon Termination. Upon termination, the Manager shall surrender the Residence Club in good working order and condition and shall assign or arrange for the transfer or new issue to Owner or its designee of all licenses and permits relating to the Residence Club not already in the name of the Owner. Manager shall also turn over to Owner all books, records and accounts relating to the operation of the Residence Club and all of its personnel. Manager’s right to withdraw funds from the Accounts shall terminate upon termination of the Agreement. For a reasonable period of time following termination, Manager shall, at the request of the Owner, assist and cooperate in the transition of management of the Residence Club to such person as may be designated by Manager. Following termination, the Owner will assume and perform all contractual obligations arising after termination under contracts entered into by the Manager on behalf of the Residence Club in accordance with the Agreement.

23. Damages; Set Off Rights. Each party shall waive all rights to special, consequential, indirect, incidental or punitive damages and shall be entitled to collect upon a breach or termination direct damages only. Each party shall have set off rights; provided that such rights shall be limited in the case of Manager to the management fee payable under the Agreement.

24. Indemnification. To the extent not covered by insurance, each party shall indemnify the other against third party claims that are result from (i) the gross negligence or willful misconduct of the indemnifying party or its affiliates (it being agreed that Manager is not an agent of Owner for purposes of this indemnification provision), (ii) obligations which are to be paid or satisfied by the indemnifying party under the Agreement, or (iii) in the case of the Manager as the indemnifying party, obligations incurred by the Manager outside the scope of its authority or in violation of the Agreement. The procedures relating to indemnification, including those with respect to the right to defend against and settle such third party claims, shall be substantially similar to those in the securities purchase agreement between Owner, Seven Canyons Investors, L.L.C., Manager and others.

25. Jurisdiction and Governing Law. The Agreement shall be governed by the internal laws of the State of Arizona. Each party consents to the exclusive jurisdiction of the federal and state courts of Arizona for resolution of all disputes arising under the Agreement.

26. Termination of Obligation. The Agreement will provide that the obligations of Sedona Development, LLC to pay Manager $4,000 for each golf membership and fractional interest initially sold by it be terminated and waived.

Exhibit 8.1(t)

REGISTRATION RIGHTS AGREEMENT

This Agreement (the “Agreement”) is made as of                    , 2007, by and among Cold Spring Capital Inc., a Delaware corporation (the “Company”), and Seven Canyons Investors, LLC, an Arizona limited liability company (the “Seller”).

WHEREAS, pursuant to a Securities Purchase Agreement dated as of November 3, 2006 among the Company, Sedona Development Partners, LLC, an Arizona limited liability company, David V. Cavan, Cavan Management Services, L.L.C., an Arizona limited liability company, and the Seller (the “Purchase Agreement”), the Company is issuing to the Seller Convertible Notes (as defined below); and

WHEREAS, it is a condition to the closing of the transactions contemplated by the Purchase Agreement that the Company and Seller enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties hereto agree as follows:

1. Definitions.

1.1. “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

1.2. “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

1.3. “Convertible Notes” means those certain Subordinated Convertible Promissory Notes issued by the Company to the Seller in the aggregate principal amount of $45,000,000 dated                    , 2007.

1.4. “Exchange Act” shall mean the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

1.5. “Form S-3,” “Form S-4” and “Form S-8” mean respective forms under the Securities Act and any successor registration forms to the form in question.

1.6. “Holder” means any person party to this Agreement owning the Registrable Securities or any assignee thereof in accordance with Section 7 hereof.

1.7. “Majority Participating Holders” means, with respect to any registration of Registrable Securities, the Holder or Holders at the relevant time of at least a majority of the Registrable Securities to be included in the registration statement in question.

1.8. “Pari Passu Holders” means holders of other securities that are entitled to registration rights that are pari passu with those of the Holders of Registrable Securities.

1.9. “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

1.10. “Registrable Securities” means (a) any Common Stock issued or issuable upon conversion of the Convertible Notes and (b) any Common Stock or other securities issued or issuable with respect to the Convertible Notes by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by any Holder. The Registrable Securities of any Holder shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (ii) such securities shall have been distributed to the public pursuant to Rule 144; (iii) such securities may be sold by such Holder and all of its affiliates without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act; or (iv) such securities may be sold by such Holder and all of its affiliates without registration under the Securities Act pursuant to Rule 144 under the Securities Act and such Holder and all of its affiliates collectively own less than 1% of the Company’s outstanding Common Stock. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock or other securities outstanding which are, and the maximum number of shares of Common Stock or other securities issuable pursuant to the convertible securities which upon issuance would be, Registrable Securities.

1.11. “Registration Expenses” means all expenses incident to performance of or compliance with Sections 2, 3 and 4 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements of one counsel for the Holders on whose behalf the Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

1.12. “Rule 144” means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

1.13. “Securities Act” means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

1.14. “Seller” has the meaning assigned to it in the introductory paragraph of this Agreement.

2. Request for Registration.

2.1. Registration on Form S-3. At any time when the Company is eligible to file a Registration Statement on Form S-3, one or more Holders of at least 75% of the Registrable Securities may by written notice to the Company, request that the Company effect the registration on Form S-3 of a number of Registrable Shares for which the gross aggregate offering price is reasonably expected to be at least $2,500,000. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company will then as provided in Section 4 use commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Holders, and all other Registrable Securities which the Company has been requested to register by other Holders of Registrable Securities by notice delivered to the Company within ten days after the giving of such notice by the Company.

2.2. Postponement. The Company may postpone for a period of up to 90 days the filing of any registration required to be filed pursuant to this Section 2 if the Board of Directors of the Company in good faith determines that such postponement is necessary in order to avoid premature disclosure of a financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company; provided, however, that the Company may not exercise such right of postponement more than twice within any period of 365 days. If the Company elects to postpone the filing of a registration statement pursuant to this Section 2.2, two-thirds of the Holders of Registrable Securities who requested such registration statement may withdraw such request and upon such withdrawal, such request shall be deemed not to have been made for any purpose of this Agreement.

2.3. Number of Requests; Form. The Company shall not be required to effect more than three registrations pursuant to Section 2.1. A registration requested pursuant to Section 2.1 shall be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted). No registration of Registrable Securities under Section 2.1 shall be deemed to be a registration for any purpose of this Section 2.3 which shall not have become and remained effective in accordance with the provisions of this Agreement.

2.4. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to Section 2.1; provided, however, that the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Holders, and all participating Holders shall bear such expenses, unless the Majority Participating Holders agree to treat such withdrawn registration as a registration which was effected pursuant to

Section 2.1, which agreement shall bind all Holders of Registrable Securities. Notwithstanding the foregoing, if the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time the demand for registration was made or if there shall have occurred a material adverse change in market conditions from those existing as such time in the good faith judgment of the Majority Participating Holders makes it undesirable to proceed with the proposed offering, then the Holders shall not be required to pay any of such expenses, and, in such case, the withdrawn registration shall not count as a registration effected pursuant to Section 2.1.

3. Piggyback Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities, on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company will each such time give notice to all Holders of Registrable Securities of its intention to do so. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Any such Holder may, by written response delivered to the Company within ten days after the giving of any such notice by the Company, request that all or a specified part of the Registrable Securities held by such Holder be included in such registration. The Company thereupon will use commercially reasonable efforts as a part of its filing of such form to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by the Holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of securities in such registration) of the Registrable Securities to be so registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so. No registration of Registrable Securities effected under this Section 3 shall relieve the Company of any of its obligations to effect a registration of Registrable Securities pursuant to Section 2.1.

3.1. Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

3.2. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

4. Registration Procedures. If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, the Company, subject to the terms of Sections 2 and 3, will as expeditiously as reasonably possible.

4.1. Registration Statement. Prepare and (in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 30 days after a request for registration is delivered to the Company under Section 2.1) file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective as soon as possible thereafter. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called “shelf registration statement”) if the Company is eligible for the use thereof and the Majority Participating Holders have requested a shelf registration statement.

4.2. Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all such Registrable Securities have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition set forth in such registration statement (but in no event for a period of more than one year after such registration statement becomes effective, which one year period shall be extended by the number of days that the sale of Registrable Securities is suspended as described in Section 2.2) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act.

4.3. Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities of such seller covered by such registration statement.

4.4. State Securities Laws. Use commercially reasonable efforts to register or qualify such Registrable Securities under such securities or “blue sky” laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of the Registrable Securities of such seller covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified or would not otherwise be so subject.

4.5. Opinion of Counsel. Use commercially reasonable efforts to obtain all legal opinions, auditors’ consents and expert’s cooperation as may reasonably be required.

4.6. Notice of Prospectus Defects. Promptly notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4.7. Stop Orders. In the event of the issuance of any stop order suspending the effectiveness of such registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order.

4.8. Exchange Listing. Use commercially reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which any equity security of the Company is then listed.

5. Additional Procedures; Holder Lockups; Cutbacks; Other Agreements.

5.1. Piggyback Registrations Pursuant to Section 3. In connection with the exercise of any registration rights granted to Holders of Registrable Securities pursuant to Section 3 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock on a firm commitment basis, the Company may condition participation in such registration by such Holders upon inclusion of the Registrable Securities being so registered in such underwriting. The Holders of Registrable Securities participating in any registration pursuant to Section 3 shall be parties to the underwriting agreement and other agreements and instruments entered into by the Company and any other selling stockholders in connection therewith containing, among other things, such representations and warranties by the Company and such participating sellers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

5.2. Selling Holder Lockups. In each registration pursuant to Section 3 effected on a firm commitment underwritten offering, each Holder agrees that, as a condition to the inclusion of any of such Holder’s Registrable Securities in such offering, if reasonably requested by the managing underwriter, subject to any early release provisions that apply generally to stockholders of the Company, such Holder shall not, for a period from 15 days prior to the effective date of the registration statement until up to 90 days after such effective date, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock; provided that if (i) during the last 17 days of the lock-up period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, then, in each case, the lock-up period will be extended until the expiration of the 18-day period beginning on the date of the earnings results or the public announcement of the material news or the occurrence of the material event, as applicable. If reasonably requested by the managing underwriter, each Holder shall confirm its agreement as to the foregoing in writing in such form as shall be reasonably satisfactory to such managing underwriter.

5.3. Cutbacks. If the managing underwriter advises the Company that the number of shares to be included in a registration pursuant to Section 3 should be limited due to market conditions or otherwise,

(a) if the registration was initiated by the Company, (i) all shares of securities held by stockholders of the Company other than Holders of Registrable Securities and Pari Passu Holders shall first be excluded, (ii) next, if additional shares must be excluded from such registration, Holders of Registrable Securities and Pari Passu Holders shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant to this clause, such sharing to be based on the respective numbers of Registrable Securities owned by such holders, and (iii) if additional shares must be excluded from such registration, shares to be issued by the Company shall be excluded; and

(b) if the registration was initiated by stockholders of the Company other than Holders of Registrable Securities pursuant to registration rights granted to such holders in compliance with Section 8, (i) shares to be issued by the Company shall first be excluded, (ii) next, if additional shares must be excluded from such registration, Holders of Registrable Securities shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant to this clause (ii), such sharing to be based on the respective numbers of Registrable Securities owned by such holders, and (iii) finally, if additional shares must be excluded from such registration, shares to be registered by stockholders of the Company other than Holders of Registrable Securities shall be excluded pro rata based on the number of shares to be determined or as agreed by such other stockholders among themselves.

5.4. Other Agreements.

5.4.1. Participation by Selling Holders. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the Commission in connection therewith.

5.4.2. Discontinue Selling. Each seller of Registrable Securities agrees that, upon written notice of the happening of any event as a result of which the Prospectus included in any registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, or upon the issuance of a stop order suspending the effectiveness of any registration statement, such seller will use commercially reasonable efforts to forthwith discontinue disposition of Registrable Securities until such seller is advised in writing by the Company that the use of the prospectus may be resumed and if applicable is furnished with a supplemented or amended prospectus as contemplated by Section 4.6 hereof. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, the Company shall extend the period of time during which the Company is required to maintain the registration statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the prospectus may be resumed or if applicable receives the copies of the supplemented or amended prospectus contemplated by Section 4.6.

6. Indemnification and Contribution.

6.1. Indemnities of the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports required by and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company), the Company will, and hereby does, indemnify and hold harmless each seller of Registrable Securities, their respective direct and indirect partners, members, stockholders, directors, advisory board members, officers, representatives on the Board of Directors of the Company, and each other Person, if any, who controls or is alleged to control any such seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries by or on behalf of such Covered Person expressly for inclusion therein. The indemnities of the Company contained in this Section 6.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

6.2. Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 2 or 3, each selling Holder will, and hereby does, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller expressly for inclusion therein. Such indemnity contained in this Section 6.2 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

6.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 6, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if there is a material conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent in good faith determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4. Contribution. If the indemnification provided for in Sections 6.1 or 6.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

6.5. Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 6 shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration less any other damages paid by such Holder with respect to claims relating to such registration.

7. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3 may not be assigned by any Holder to a transferee; provided, however, that a Holder may assign such rights to the members, partners or shareholders of the Holder in connection with the distribution of Registrable Securities to such members, partners or shareholders in proportion to their respective ownership interests in the Holder. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder to the same extent as the transferring Holder.

8. Limitation on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include securities of the Company in any registration statement, unless under the terms of such agreement such holder or prospective holder may include such securities in a registration statement only on terms pari passu or subordinate to the terms on which Holders of Registrable Securities may include shares in such registration.

9. Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a “Company registration” or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

10. Notices. All notices, requests, consents and other communica-tions required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission to the Company at:

Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, CT 06840
Attention: Joseph S. Weingarten
Facsimile: (203) 966-9478

with a copy to:

Choate, Hall & Stewart, LLP
Two International Place
Boston, MA 02109
Attention: William P. Gelnaw, Jr.
Facsimile: (617) 248-4000

to the Seller at:

c/o Cavan Management Services, LLC
15333 North Pima Road, Suite 305
Scottsdale, AZ 85260
Attention: Thomas Kell
Facsimile No.: (480) 627-7010

with a copy to:

Fennemore Craig, P.C.
3003 N. Central Avenue, Suite 2600
Phoenix, AZ 85012-2913
Attention: Gregg Hanks, Esq.
Facsimile No.: (602) 916-5509

or such other address as may be furnished in writing to the other parties hereto. Any such notice, request, consent and other commu-nication shall for all purposes of this Agreement shall be deemed given on the date given, if delivered in person, e-mailed or faxed or otherwise actually delivered, on the date received, if given by registered or certified mail, return receipt requested or given by overnight delivery service, or three days after the date mailed, if otherwise given by first class mail, postage prepaid.

11. Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior communications or agreements, whether written or oral, with respect to such subject matter.

12. Amendments, Waivers and Consents. An amendment to any provision in this Agreement may be made, and the observance thereof may be waived, if the Company (a) shall obtain consent thereto in writing from the Holders of a majority of the Registrable Securities (the “Required Holders”) and (b) shall deliver copies of such consent to any Holders who did not execute the same; provided, however, that, without a Holder’s consent, any such amendment or waiver shall not treat such Holder differently from any other Holder.

13. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Notwithstanding the foregoing sentence, the Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Required Holders, provided in accordance with Section 12.

14. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

15. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

16. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

17. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance.

18. Waiver of Jury Trial.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE SELLER AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE SELLER WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE SELLER AND THE COMPANY HEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by the Seller that the provisions of this Section 18 constitute a material inducement upon which the Seller is relying and will rely in entering into this Agreement. The Seller or the Company may file an original counterpart or a copy of this Section 18 with any court as written evidence of the consent of the Seller and the Company to the waiver of its right to trial by jury.

19. Jurisdiction.

Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceed-ing which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10 shall be deemed effective service of process on such party.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE COMPANY:

COLD SPRING CAPITAL INC.

By:
Name:
Title:

THE SELLER:

SEVEN CANYONS INVESTORS, LLC

By:	Cavan Management Services, L.L.C., Manager

By:
Name:
Title:

Exhibit 8.1(u)

Sedona Development Partners—Brokerage Agreement
Summary Term Sheet

1. Parties. The parties are Sedona Development Partners, LLC (“Seller”) and Cavan Realty, Inc. (“Cavan”). Cavan will represent that it is a licensed Arizona real estate broker.

2. Exclusive Right to Sell. During the term of the Agreement, Cavan shall be the exclusive broker for the sale of fractional interests in villas, lots and golf memberships at the Seven Canyons Resort.

3. Payments. In connection with each sale in which Cavan has acted as broker, Seller will pay to Cavan a commission equal to (i) 9% for sales of fractional interest, (ii) 9% for sales of lots and (iii) 10% golf membership sales. Cavan shall be responsible for all co-brokerage commission, sales staff fees and commissions and the like.

4. Form of Purchase Contract. Cavan will use the form of contract for the sale of fractional interests from time to time provided by Seller.

5. Term. The brokerage agreement shall be for a period of three years; provided, however, that Seller may terminate the agreement, upon 90 days prior written notice, at any time after the one year anniversary.

Annex B

Kramer Capital Partners, LLC

October 30, 2006

Board of Directors
Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan, CT 06840

Members of the Board of Directors:

We understand that Cold Spring Capital Inc. (“CSC” or the “Company”), proposes to enter into a Securities Purchase Agreement (the “Securities Purchase Agreement”), by and among the Company, Sedona Development Partners, LLC, an Arizona limited liability company (“Sedona”), Seven Canyons Investors, L.L.C., an Arizona limited liability company (“Seven Canyons”), and for certain limited purposes, David V. Cavan and Cavan Management Services, L.L.C., an Arizona limited liability company (together, “Cavan”). The Purchase Agreement provides, among other things, for the acquisition (the “Proposed Acquisition”) of all of the outstanding limited liability company interests and equity (the “Securities”) of Sedona from Seven Canyons for a total purchase price (the “Purchase Consideration”) of $132,130,168.40 consisting of (i) $82,130,168.44 in cash, (ii) a subordinated promissory note in the original principal amount of $5,000,000 and (iii) a convertible promissory note in the original principal amount of $45,000,000.

The terms and conditions of the Proposed Acquisition are more fully set forth in the Securities Purchase Agreement.

You have asked for our opinion (the “Opinion”) as to whether, as of the date hereof, (i) the Purchase Consideration to be paid by CSC pursuant to the Securities Purchase Agreement is fair, from a financial point of view, to CSC; and (ii) whether the fair market value of Sedona is equal to at least 80% of CSC’s net assets (excluding amounts held in that certain trust account (as described in the final prospectus of CSC dated November 11, 2005) (the “Trust”) representing a portion of the underwriters’ discount in connection with CSC’s initial public offering). We have not been requested to opine as to, and this Opinion does not in any manner address, (i) the underlying business decision to proceed with or effect the Proposed Acquisition; (ii) the fairness of any portion or aspect of the Proposed Acquisition not expressly addressed in this Opinion; (iii) the fairness or any portion or aspect of the Proposed Acquisition to the holders of any class of securities, creditors or other constituencies of the Company, or any other party other than the Company as set forth above; (iv) the relative merits of the Proposed Acquisition as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage; (v) the tax or legal consequences of the Proposed Acquisition to either the Company, its securities holders, or any other party; or (vi) whether any security holder should vote in favor of the Proposed Acquisition.

For purposes of the Opinion set forth herein, we have:

•

Reviewed the November 11, 2005 prospectus of Cold Spring;

•

Analyzed certain financial statements and other information relating to Sedona;

•

Reviewed the historical financial results from December 31, 2003 to December 31, 2005 and management projections from December 31, 2006 to December 31, 2009 for Sedona, as provided by Cold Spring;

•

Visited Seven Canyons and toured the facilities;

•

Reviewed Cold Spring’s analysis of potential cost savings from the Proposed Acquisition;

•

Discussed the past and current operations and financial condition and prospects of Sedona with the management of Seven Canyons and Cavan;

•

Analyzed the value of the total assets in the Trust (excluding the deferred underwriters’ fees) and compared this with the fair market value of the Proposed Acquisition;

•

Reviewed the Letter of Intent dated May 16, 2006 as well as the Draft Securities Purchase Agreement, including the Management Services Agreement and Escrow Agreement which are exhibits thereto;

•

Reviewed the structure and terms of the First Tranche Notes, the Convertible Notes and indebtedness to be assumed in the Proposed Acquisition;

•

Reviewed and discussed with management of Seven Canyons and Cold Spring the competitive strengths, weaknesses, opportunities and challenges faced by Sedona;

•

Discussed the tax structure and implications of the Proposed Acquisition with Cold Spring’s tax counsel;

•

Discussed potential environmental liabilities with Cold Spring;

•

Reviewed industry research studies and reports;

•

Reviewed the financial terms, to the extent available, of certain transactions we deemed comparable in certain respects;

•

Compared the financial performance of Sedona with that of certain publicly traded companies that we deemed comparable in certain respects; and

•

Performed such other analyses and examinations and considered such other factors as we have in our sole judgment deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information supplied or otherwise made available to us by representatives and management of CSC, Seven Canyons and Cavan for the purposes of this Opinion or made publicly available by CSC, Seven Canyons or Cavan and have further relied upon the assurances of the representatives and management of CSC that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of Sedona, anticipated cost of borrowing improvements, and other data with respect to CSC and Sedona that have been furnished or otherwise provided to us that we have relied on, we have assumed that such projections and data were reasonably prepared on a basis reflecting the best currently available estimates and good faith judgments of the management of CSC, Seven Canyons and Cavan. We express no opinion with respect to such projections and data or the assumptions upon which they are based. We have not made any independent valuation or appraisal of the specific assets or liabilities of CSC or Sedona, nor have we been furnished with any such appraisals (except with respect to that certain appraisal of the golf course dated May 31, 2006). We have assumed that the Proposed Acquisition will be consummated in accordance with the terms set forth in a final, executed Securities Purchase Agreement, which we have further assumed will be identical in all material respects to the latest draft thereof we have reviewed. Our Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us, as of the date hereof.

Kramer Capital as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and valuations for corporate and other purposes. We have been engaged by CSC (the “Engagement”) to render the Opinions set forth herein and opinions with respect to the Proposed Acquisition and will receive a fee for our services. The fee is not contingent upon the consummation of the Proposed Acquisition or upon the conclusions expressed herein or in the opinions rendered with respect to the Proposed Acquisition. Whether or not the Proposed Acquisition is consummated, CSC has agreed to pay the reasonable and customary out-of-pocket expenses incurred by us in connection with the Engagement not to exceed $50,000 without CSC’s written consent. We may in the future provide investment banking and financial advisory services to CSC unrelated to the Proposed Acquisition, for which services we expect to receive compensation.

It is understood that this letter is for the information of the Board of CSC and is rendered to the Board in connection with its consideration of the Proposed Acquisition and may not be used for any other purposes without our prior written consent, except that this Opinion may be included in its entirety when required in any filing made by CSC with the Securities and Exchange Commission and in materials delivered to the shareholders of CSC which are part of any such filing. We are not expressing an opinion as to any aspect of the Proposed Acquisition, other than (i) the fairness to CSC from a financial point of view of the Purchase Consideration to be paid by CSC for the Securities; and (ii) whether the fair market value of Sedona is equal to at least 80% of CSC’s net assets (excluding amounts held in that certain Trust representing a portion of the underwriters’ discount in connection with CSC’s initial public offering). This Opinion is not intended to be and does not constitute a recommendation to the Board as to whether it should approve the Proposed Acquisition.

Based on and subject to the foregoing, including the limitations and assumptions set forth herein, and upon such other matters as we deemed relevant, (i) we are of the opinion on the date hereof that the Purchase Consideration to be paid by CSC pursuant to the Securities Purchase Agreement is fair, from a financial point of view, to CSC; and (ii) the fair market value of Sedona is equal to at least 80% of CSC’s net assets (excluding amounts held in that certain Trust representing a portion of the underwriters’ discount in connection with CSC’s initial public offering) as of the date hereof.

Very best regards,

Kramer Capital Partners, LLC

By: /s/ Kramer Capital Partners, LLC

ANNEX C

COLD SPRING CAPITAL INC.
2006 STOCK INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this 2006 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees or Directors, and to promote the success of the Company’s business. Options, Stock Purchase Rights and other stock-based awards may be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or the Committee responsible for administering the Plan, as applicable, in accordance with Section 5 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock options plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c) “Award” means any Option, Stock Purchase Right or other stock-based award granted pursuant to the Plan.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time.

(e) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. References to any particular Code section shall include any successor section.

(f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 5(b) hereof.

(g) “Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

(h) “Company” means Cold Spring Capital Inc., a Delaware corporation.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Officers and Directors, employed by a Related Company (or who has accepted an offer for employment by a Related Company) who is subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by a Related Company or (ii) transfers between locations of a Related Company or between the Related Companies, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of leave of absence approved by the Related Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. References to any particular Exchange Act section shall include any successor section.

(m) “Exercise Price” or “Purchase Price” means the per Share price to be paid by a Participant or Purchaser to exercise an Option or Stock Purchase Right.

(n) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the American Stock Exchange, its Fair Market Value shall be the closing sales price for a share of such stock on that day (or, if there are no quotes for that day, on the last day preceding such date for which quotations were available), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of Common Stock on the last market trading day prior to the day of determination (or, if there are no quotes on that day, on the last day preceding such date for which quotes were available); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(p) “Nonstatutory Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower Exercise Price.

(t) “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Participant” means the holder of an outstanding Award.

(w) “Plan” means this 2006 Stock Incentive Plan.

(x) “Purchased Shares” means the shares of Common Stock purchased by a Participant pursuant to his or her exercise of an Award.

(y) “Purchaser” means a Participant exercising an Option or Stock Purchase Right.

(z) “Related Company” means and includes the Company and the Parent and any Subsidiaries of the Company.

(aa) “Restricted Shares” means unvested shares of Common Stock acquired pursuant to the exercise of an Award which are subject to a Right of Repurchase.

(bb) “Right of Repurchase” means the right of the Company to repurchase Restricted Shares issued pursuant to any Award.

(cc) “Sale of the Company” means: (i) a sale of substantially all of the assets of the Company; or (ii) a sale or transfer of voting securities of the Company to an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), in one transaction or a series of related transactions; or (iii) a consolidation or merger of the Company, in each case, as a result of which the beneficial holders of a majority of the voting power of the Company’s voting securities entitled to vote generally in the election of directors (“Voting Power”) prior to such transaction do not, directly or indirectly, beneficially hold a majority of the Voting Power (or of the voting power of the surviving or acquiring entity) after such transaction.

(dd) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ee) “Service” means the Participant’s performance of services for a Related Company in the capacity of an Employee or Director.

(ff) “Service Provider” means an Employee or Director.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 hereof.

(hh) “Stock Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. A Stock Option Agreement is subject to the terms and conditions of the Plan.

(ii) “Stock Purchase Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Purchase Right. A Stock Purchase Agreement is subject to the terms and conditions of the Plan.

(jj) “Stock Purchase Right’ means the right of a Participant to purchase Common Stock pursuant to Section 10 hereof.

(kk) “Subsidiary” means “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ll) “10% Stockholder” means the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the voting power of all classes of stock of a Related Company.

3. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

4. Stock Subject to the Plan.

(a) Number of Shares. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Awards and issued under the Plan is [            ] Shares. The Shares may be authorized but unissued shares or treasury shares. If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Restricted Shares are forfeited and repurchased by the Company at not more than their Exercise Price, such Shares shall become available for future Awards under the Plan. Shares that are delivered by the Participant or withheld by the Company upon the exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again by optioned, granted or awarded hereunder, subject to the limitations of this Section 4(a). Notwithstanding the provisions of this Section 4(a), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

(b) Per-Participant Limit. Subject to adjustment under Section 12, for Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be [                   ]. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5. Administration of the Plan.

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board.

(c) Delegation to Executive Officers. To the extent permitted by Applicable Laws, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

(d) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or executive officer, the specific duties delegated by the Board to such Committee or executive officer, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price or Purchase Price, the time or times when an Award may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to determine whether and under what circumstances an Option may be settled in cash under Section 13(f) instead of Common Stock;

(vii) to initiate an Option Exchange Program;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

(ix) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

6. Eligibility.

(a) Nonstatutory Stock Options, Stock Purchase Rights and other stock-based awards (other than Incentive Stock Options) may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the Stock Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Related Companies) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7. Term of Option. The term of each Option shall be stated in the Stock Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

8. Option Exercise Price and Consideration.

(a) The Exercise Price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however, that, in the case of an Incentive Stock Option granted to a 10% Stockholder, the Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and provided further that, in the case of an Incentive Stock Option granted to any other Employee, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and set forth in the Stock Option Agreement). Such consideration may consist of (i) cash or a check payable to the Company, (ii) a promissory note of the Participant, (iii) wire transfer, (iv) when the Common Stock is registered under the Exchange Act, other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment.

9. Exercise of Option.

(a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Stock Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Stock Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Service. If a Participant terminates Service other than by reason of the Participant’s death or Disability, such Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for three months following the Participant’s termination of Service. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified by the Administrator in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Participant. If a Participant terminates Service as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination of Service as the result of the Participant’s Disability. If, on the date of termination of Service, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination of Service because of death. If, at the time of death, the Participant is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for Restricted Shares. Should the Participant terminate Service or fail to satisfy performance objectives while holding such Restricted Shares, the Company shall have a Right of Repurchase, at the Exercise Price paid per Share or such other price determined by the Administrator and set forth in the Stock Option Agreement, with respect to any or all of those Restricted Shares. The terms upon which such Right of Repurchase shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Administrator and set forth in the Stock Option Agreement or other document evidencing such repurchase right.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Participant in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Stock Purchase Agreement in the form determined by the Administrator.

(b) Right of Repurchase. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a Right of Repurchase exercisable upon the termination of the Purchaser’s Service with the Company for any reason (including death or disability) or upon the failure to satisfy any performance objectives or other conditions specified in the Stock Purchase Agreement. Shares issued as Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Administrator in the Stock Purchase Agreement, for such period as the Administrator shall determine. The purchase price for Restricted Shares repurchased pursuant to the Right of Repurchase shall be the purchase price paid by the Purchaser or such other price determined by the Administrator and set forth in the Stock Purchase Agreement, and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The Right of Repurchase shall lapse upon such conditions or at such rate as the Administrator may determine and set forth in the Stock Purchase Agreement.

Each certificate for Restricted Shares shall bear an appropriate legend referring to the Right of Repurchase and other restrictions and shall be deposited by the stockholder with the Company together with a stock power endorsed in blank. Any attempt to dispose of Restricted Shares in contravention of the Right of Repurchase and other restrictions shall be null and void and without effect. If Restricted Shares shall be repurchased by the Company pursuant to the Right of Repurchase, the stockholder shall forthwith deliver to the Company the certificates for the Restricted Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company. If the Company does not exercise its Right of Repurchase, such Right of Repurchase shall terminate and be of no further force and effect.

The Administrator may in its discretion waive the surrender and cancellation of one or more Restricted Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule or other conditions applicable to those Restricted Shares. Such waiver shall result in the immediate vesting of the Purchaser’s interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Purchaser’s termination of Service or the attainment or non-attainment of the applicable conditions.

(c) Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

11. Other Stock-Based Awards. The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of stock appreciation rights and the grant of dividend equivalent rights.

12. Adjustments Upon Changes in Capitalization or Dissolution or Sale of the Company.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Award, (iv) the price per share at which outstanding Restricted Shares may be repurchased pursuant to a Right of Repurchase and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until 15 days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Right of Repurchase applicable to any Restricted Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed dissolution or liquidation of the Company.

(c) Sale of the Company. Except as otherwise provided in any Stock Option Agreement or Stock Purchase Agreement or other document evidencing such rights, in the event of a Sale of the Company when any unexercised Award or any Restricted Shares remains outstanding, the Administrator may in its discretion apply one or more or any combination of the following provisions:

(i) the Administrator may provide that outstanding Awards or Restricted Shares shall be assumed or an equivalent option or right or restricted stock substituted by the successor entity or a Parent or Subsidiary thereof; or

(ii) the Administrator may, subject to the provisions of clauses (iv) and (v) below, after the effective date of the Sale of the Company, permit a holder of an Award immediately prior to such effective date, upon exercise of the Award, to receive in lieu of Shares of Common Stock, shares of stock or other securities or consideration as the holders of Common Stock received pursuant to the terms of the Sale of the Company; or

(iii) the Administrator may waive any discretionary limitations imposed with respect to an Award so that some or all Options or Stock Purchase Rights, from and after a date prior to the effective date of the Sale of the Company as specified by the Administrator, are exercisable in full and any Restricted Shares shall cease to be subject to restrictions in whole or in part; or

(iv) the Administrator may cause any outstanding Awards to be canceled as of the effective date of the Sale of the Company, provided that notice of such cancellation is given to each holder of an Award, and each holder of an Award has the right to exercise the Award, to the extent exercisable in accordance with any limitations imposed thereon, prior to or contemporaneous with the effective date of such Sale of the Company.

13. General Provisions Applicable to Awards. Every Award and all Shares issued pursuant to the Plan shall be subject to the following provisions:

(a) Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. The Administrator will give notice of the determination to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

(b) No Rights to Employment or Other Status. Neither the Plan nor any Award shall confer upon any Participant any rights with respect to continuing in Service with any Related Company, nor shall the Plan or any Award interfere in any way with the Participant’s right or the Related Company’s right to terminate the Participant’s Service at any time, with or without cause.

(c) Rights as a Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of an Award. The Company shall issue (or cause to be issued) the Shares promptly after an Award is duly exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 hereof.

(d) Acceleration. The Administrator may at any time provide that any Awards shall become immediately exercisable in full or in part or that any Restricted Shares shall be free of restrictions or conditions in full or in part or otherwise realizable in full or in part, as the case may be.

(e) Buyout Provisions. The Administrator may at any time and from time to time offer to buy out for a payment in cash or Shares any Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the holder of such Award at the time such offer is made.

(f) Conditions on Delivery of Shares. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions from Shares previously delivered under the Plan, until (i) all conditions of the Award have been met or removed to the satisfaction of the Administrator, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied in accordance with Applicable Laws; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of Applicable Laws.

(g) Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or different type, changing the expiration date or Exercise Price or Purchase Price or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Administrator determines that the action would not materially and adversely affect the Participant.

(h) Withholding Taxes. Each Participant shall pay to the Company, or make provisions satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with any Awards to the Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(i) Cancellation and Forfeiture for Misconduct. Notwithstanding the terms of any Award or other provision of the Plan, in the event of any Misconduct by the Participant or Purchaser (whether before or after the termination of Service), (i) all Awards granted to the Participant shall be terminated and the holder thereof shall have no further rights thereunder and (ii) all Shares then held by the Participant or Purchaser (or any successor) which were acquired by the Participant or Purchaser (or any successor) pursuant to an Award under the Plan shall thereupon be (or revert to being) Restricted Shares and shall be subject to a Right of Repurchase  exercisable by the Company at any time within 180 days after the occurrence of such Misconduct or, if later, 180 days after the Company has knowledge of such Misconduct. The purchase price for Shares repurchased by the Company pursuant to the Right of Repurchase pursuant to this Section 13(j) shall be equal to the purchase price originally paid by the Participant or Purchaser for such Shares. The following shall constitute “Misconduct” by an Participant or Purchaser: (i) the unauthorized use or disclosure of the confidential information or trade secrets of any Related Company which use or disclosure causes material harm to the Related Company; (ii) conviction of a crime involving moral turpitude, deceit, dishonesty or fraud; (iii) gross negligence or willful misconduct of the Participant or Purchaser with respect to any Related Company; or (iv) the breach by the Participant or Purchaser of any material term of an agreement with a Related Company including covenants not to compete and provisions relating to confidential information and intellectual property rights.

(j) Limits on Transferability of Awards. An Incentive Stock Option shall be exercisable only by the Participant during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death. A Nonstatutory Stock Option, Stock Purchase Right or Shares may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s family or to a trust established exclusively for one or more such family members or to the Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquired a proprietary interest in the Nonstatutory Stock Option, Stock Purchase Right or Shares pursuant to the assignment. The terms applicable to such assigned portion shall be the same as those in effect for the Nonstatutory Stock Option, Stock Purchase Right or Shares immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards under the Plan, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which Awards may be exercised following the Participant’s death.

(k) Documentation. Each Award shall be evidenced by a written instrument in such form as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(l) Administrator Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15. Reservation of Shares. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

17. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

ANNEX D

COLD SPRING CAPITAL INC.
2006 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of this Employee Stock Purchase Plan (the “Plan”) is to provide employees of Cold Spring Capital Inc., a Delaware corporation (the “Company”), who wish to become stockholders of the Company an opportunity to purchase shares of the Common Stock, $.001 par value per share, of the Company (the “Shares”). The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Eligible Employees. Subject to provisions of Sections 7, 8 and 9 below, any individual who is in the full-time employment (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors of the Company (the “Board”) as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is:

(a) in excess of 20 hours per week; and

(b) more than five months in the relevant calendar year.

3. Offering Dates. From time to time the Company, by action of the Board, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an “Offering”) on a date or series of dates (each of which is an “Offering Date”) designated for this purpose by the Board.

4. Prices. The Price per share for each grant of rights hereunder shall be the lesser of:

(a) eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or

(b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.

At its discretion, the Board of Directors may determine a higher price for a grant of rights.

For purposes of this Plan, the term “fair market value” on any date means (i) the average (on that date) of the high and low prices of the Company’s Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the American Stock Exchange, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the American Stock Exchange or on a national securities exchange.  If the Company’s Common Stock is not publicly traded at the time a right is granted under this Plan, “fair market value” shall mean the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

5. Exercise of Rights and Method of Payment.

(a) Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board.

(b) The method of payment for Shares purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment, or both, as determined by the Board. No interest shall be paid upon payroll deductions unless specifically provided for by the Board.

(c) Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

6. Term of Rights. Rights granted on any Offering Date shall be exercisable upon the expiration of such period (“Offering Period”) as shall be determined by the Board when it authorizes the Offering, provided that such Offering Period shall in no event be longer than twenty-seven (27) months.

7. Shares Subject to the Plan. No more than [            ] Shares may be sold pursuant to rights granted under the Plan; provided, however, that appropriate adjustment shall be made in such number, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to Section 9 below) to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

8. Limitations on Grants.

(a) No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

(b) No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

(c) No right granted to any participating employee under a single Offering shall cover more shares than may be purchased at an exercise price equal to 10% of the base salary payable to the employee during the Offering not taking into consideration any changes in the employee’s rate of compensation after the date the employee elects to participate in the Offering, or such other percentage as determined by the Board from time to time. This provision shall be construed to meet the requirements set forth in Section 423(b)(5) of the Code.

9. Limit on Participation. Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitation, established by the Board when it authorizes the offering.

10. Cancellation of Election to Participate. An employee who has elected to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established by the Board, cancel such election as to all (but not part) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee’s compensation through payroll deductions shall be paid to the employee, without interest, upon such cancellation.

11. Termination of Employment. Upon termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee’s compensation through payroll deductions shall be paid to the employee or to the employee’s estate, without interest.

12. Employee’s Rights as Stockholder. No participating employee shall have any rights as a stockholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and a certificate for the Shares is actually issued.

13. Rights Not Transferable. Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14. Limits on Sale of Stock Purchased Under the Plan. The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws; provided, however, that because of certain federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant or within one year of the date of exercise of the applicable right, such notice to set forth the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

15. Amendments to or Discontinuance of the Plan. The Board may at any time terminate or amend the Plan without notice and without further action on the part of stockholders of the Company, provided:

(a) that no such termination or amendment shall adversely affect the then existing rights of any participating employee; and

(b) that any such amendment which:

(i) increases the number of Shares subject to the Plan (subject to the provisions of Section 7);

(ii) changes the class of persons eligible to participate under the Plan; or

(iii) materially increases the benefits accruing to participants under the Plan.

shall be subject to approval of the stockholders of the Company.

16. Effective Date and Approvals. The Plan was adopted by the Board on [     ], 2006 to become effective as of said date. The Company’s obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders not later than [     ], 2007 and of any governmental authority required in connection with the authorized issuance or sale of such Shares and is further subject to the Company receiving the opinion of its counsel that all applicable securities laws have been complied with.

17. Term of Plan. No rights shall be granted under the Plan after [     ].

18. Administration of the Plan. The Board or any committee or persons to whom it delegates its authority (the “Administrator”) shall administer, interpret and apply all provisions of the Plan. The Administrator may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.

Date approved by the Board of Directors of the Company:	[ ], 2006

Date approved by the Stockholders of the Company:	[ ], 2006

ANNEX E

COLD SPRING CAPITAL INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The board of directors (the “Board”) of Cold Spring Capital Inc. (the “Company”) hereby establishes the Audit Committee of the Board with the following purpose, authority, powers, duties and responsibilities.

I. Purpose

The purpose of the Audit Committee is to represent and assist the Board of the Company in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•

Serve as an independent and objective party to monitor the Company’s financial reporting process, audits of financial statements and internal control system;

•

Review and appraise the audit efforts of the Company’s independent registered public accounting firm (the “Independent Auditor”) and internal finance department; and

•

Provide an open avenue of communication among the Independent Auditor, financial and senior management, the internal finance department, and the Board.

The Audit Committee members are not required to be professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the Independent Auditor, nor can the Audit Committee certify that the Independent Auditor is “independent” under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the Independent Auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the Independent Auditor, taking into account the information it receives, discussions with the Independent Auditor, and the experience of the Committee’s members in business, financial and accounting matters.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III.

II. Membership and Structure

The Audit Committee consists of at least three directors determined by the Board to meet the director and audit committee member independence requirements and financial literacy requirements of the American Stock Exchange, Inc. (“AMEX”), subject to any compliance grace periods permitted by AMEX. At least one member of the Audit Committee must be financially sophisticated, as determined by the Board, pursuant to Item 401(h) of Regulation S-K, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years. Appointment to the Audit Committee and the designation of any Audit Committee members as “audit committee financial experts” shall be made on an annual basis by the full Board.

Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent, on a quarterly basis. When necessary, the Audit Committee shall meet in executive session outside of the presence of any senior officer of the Company. The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board. In fulfilling its responsibilities the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

III. Responsibilities

The Audit Committee:

•

is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor (including the resolution of disagreements between management and the Independent Auditor regarding financial reporting). The Independent Auditor shall report directly to the Audit Committee and have ultimate accountability to the Audit Committee.

•

reviews and updates this Charter of the Audit Committee, at least annually, as conditions dictate.

•

reviews and discusses with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the Independent Auditor and the Company or any other relationships that may adversely affect the independence of the Independent Auditor consistent with Independence Standards Board (“ISB”) Standard 1, and, based on such review, assesses the independence of the Independent Auditor.

•

reviews and discusses with the Independent Auditor annually the matters required to be discussed by Statement on Audited Standards (“SAS”) 71, as it may be modified or supplemented.

•

establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditor, to the extent required by Section 202 of the Sarbanes-Oxley Act.

•

reviews and discusses with the Independent Auditor on a timely basis: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the Independent Auditor’s procedures with respect to interim periods.

•

reviews and discusses with the Independent Auditor on a timely basis (a) all critical accounting policies and practices used by the company, (b) alternative accounting treatments within generally accepted auditing standards in the United States (“GAAP”) related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

•

reviews and discusses with the Independent Auditor on a timely basis the Independent Auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles, financial reporting processes, both internal and external, and such further matters as the Independent Auditor presents the Audit Committee under generally accepted auditing standards.

•

discusses with the Company’s officers and the Independent Auditor quarterly earnings press releases, including the interim financial information and other disclosures included therein, reviews the year-end audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year.

•

reviews and discusses with the Company’s officers and the Independent Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company’s officers and the Independent Auditors.

•

reviews and discusses with the Company’s officers the Company’s major financial risk exposures and the steps the Company’s officers have taken to monitor and control such exposures.

•

reviews and approves related-party transactions.

•

reviews and discusses with the Independent Auditor, and the Company’s officers: (a) the adequacy and effectiveness of the company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the Independent Auditor or management); (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the company’s disclosures controls and procedures, and management reports thereon.

•

reviews annually with the Company’s officers the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the Independent Auditor in executing their plans and meeting their objectives.

•

reviews the use of auditors other than the Independent Auditor.

•

establishes procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•

establishes policies for the hiring of employees and former employees of the Independent Auditor.

•

establishes regular and separate systems of reporting to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•

following completion of the annual audit, reviews separately with each of management and the Independent Auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•

reviews any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

•

reviews with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

•

ensures that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•

reviews activities, organizational structure, and qualifications of the internal finance department.

•

reviews, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

•

reviews, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•

publishes the report of the Audit Committee required by the rules of the United States Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•

when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

•

performs any other activities consistent with this Charter of the Audit Committee, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IV. Advisors; Funding

The Audit Committee shall have the authority to retain independent legal counsel and independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder. The Company shall provide appropriate funding, as determined by the Audit Committee, for (i) payment of compensation to the Independent Auditor employed by the Company to render or issue an audit report or to perform other audit, review or attest services of the Company and the advisors referred to in the immediately preceding sentence employed by the Audit Committee and (ii) payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

COLD SPRING CAPITAL INC.

Special Meeting in Lieu of Annual Meeting of Stockholders to be held on               , 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Richard A. Stratton and Joseph S. Weingarten and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of Cold Spring Capital Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of Annual Meeting of Stockholders of Cold Spring to be held on                , 2007, at        a.m. local time, at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts 02110, and at all adjournments thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated                 , 2006, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

............................................................................................................................................................

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR (I) THE PROPOSAL TO ACQUIRE SEDONA DEVELOPMENT PARTNERS, LLC, (II) THE PROPOSAL TO AMEND COLD SPRING’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, (III) THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, (IV) THE PROPOSAL TO ELECT ROBERT M. CHEFITZ AS THE CLASS I DIRECTOR, (V) THE PROPOSAL TO ADOPT THE 2006 STOCK INCENTIVE PLAN AND (VI) THE PROPOSAL TO ADOPT THE 2006 EMPLOYEE STOCK PURCHASE PLAN.

☒

Please mark votes as in this example

☐

Please Mark Here for Address Change or Comments. See Reverse Side.

1. To approve the proposal to acquire Sedona Development Partners, LLC pursuant to a Securities Purchase Agreement, dated as of November 3, 2006, by and among Sedona Development Partners, LLC, Cold Spring, Seven Canyon Investors, LLC, Cavan Management Services, L.L.C. and David V. Cavan.

☐	For	☐	Against	☐	Abstain

Only if you voted “AGAINST” Proposal Number 1 and you hold shares of Cold Spring common stock issued in the Cold Spring initial public offering, you may exercise your conversion rights and demand that Cold Spring convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Cold Spring common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you continue to hold these shares through the closing of the acquisition and the tender of your stock certificate to the combined company.

EXERCISE CONVERSION RIGHTS   ☐

2. To approve the amendment to Cold Spring’s amended and restated certificate of incorporation.

☐	For	☐	Against	☐	Abstain

3. To adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

☐	For	☐	Against	☐	Abstain

4. To elect one (1) Class I Director to serve for a three-year term.

Nominee: 01 Robert M. Chefitz

☐	For	☐	Withheld

———————————————————
For the nominee except as noted above

5. To approve Cold Spring’s 2006 Stock Incentive Plan.

☐	For	☐	Against	☐	Abstain

6. To approve Cold Spring’s 2006 Employee Stock Purchase Plan.

☐	For	☐	Against	☐	Abstain

I/We will attend the meeting.   ☐  YES     ☐  NO

Signature	Signature	Date

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A company or partnership must sign its full name by authorized person.

FOLD AND DETACH HERE

............................................................................................................................................................

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

COLD SPRING CAPITAL INC.

Voting by Internet or telephone is quick, easy and immediate. As a Cold Spring Capital Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on                , 2007.

Vote Your Proxy on the Internet:

www.continentalstock.com.

Have your proxy card available when you access the website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:

Call 1 (866) 894-0537.

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

Vote Your Proxy by Mail:

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.